UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03981

Exact name of registrant as specified in charter:	Prudential World Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2021

Date of reporting period:	10/31/2021

Item 1 – Reports to Stockholders

PGIM QMA INTERNATIONAL EQUITY FUND

[Effective 12/29/21, fund name changes to PGIM Quant Solutions International Equity

Fund]

ANNUAL REPORT

OCTOBER 31, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company, member SIPC. PGIM Quantitative Solutions is the primary business name of PGIM Quantitative Solutions LLC (formerly known as QMA LLC), a wholly owned subsidiary of PGIM, Inc. (PGIM), a registered investment adviser and Prudential Financial company. © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM QMA International Equity Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2021.

The global economy and markets continued to recover throughout the period from the ongoing impact of the COVID-19 pandemic. The Federal Reserve slashed interest rates and kept them near zero to encourage borrowing. Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective COVID-19 vaccines received regulatory approval. Those measures were enough to offset the fear of rising inflation and supply chain challenges that threatened to disrupt growth.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

Throughout this volatile period, investors sought safety in fixed income.

Investment-grade bonds in the US and the overall global bond market declined slightly during the period as the economy recovered, but emerging market debt rose. While the 10-year US Treasury yield hovered near record lows early in the period after a significant rally in interest rates, rates moved higher later on as investors began to focus on stronger economic growth and the prospects of higher inflation. The Fed also took several aggressive actions to keep the bond markets running smoothly, implementing many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1.5 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM QMA International Equity Fund

December 15, 2021

PGIM QMA International Equity Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/21
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	22.17	6.87	5.75	—

(without sales charges)	29.28	8.08	6.35	—

Class C

(with sales charges)	26.89	7.07	5.47	—

(without sales charges)	27.89	7.07	5.47	—

Class Z

(without sales charges)	29.85	8.49	6.72	—

Class R6

(without sales charges)	29.96	N/A	N/A	9.29 (12/28/2016)

MSCI All Country World Ex-US Index

	29.66	9.77	6.66	—

Average Annual Total Returns as of 10/31/21 Since Inception (%)

Class R6

(12/28/2016)

MSCI All Country World Ex-US Index	10.08

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the MSCI All Country World Ex-US Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2011) and the account values at the end of the current fiscal year (October 31, 2021), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM QMA International Equity Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	None	None

Benchmark Definitions

MSCI All Country World Index ex-US Index—The Morgan Stanley Capital International All Country World ex-US Index (MSCI ACWI ex-US Index) is an unmanaged free float-adjusted market capitalization-weighted index that is designed to provide a broad measure of stock performance throughout the world, with the exception of US-based companies. The Index includes both developed and emerging markets.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/21

Ten Largest Holdings	Line of Business	Country	% of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	Taiwan	1.4%
ASML Holding NV	Semiconductors & Semiconductor Equipment	Netherlands	1.1%
iShares MSCI EAFE ETF	Exchange Traded Funds	United States	1.0%
Roche Holding AG	Pharmaceuticals	Switzerland	1.0%
Sanofi	Pharmaceuticals	France	0.9%
Unilever plc	Personal Products	United Kingdom	0.9%
Canadian Natural Resources Ltd.	Oil, Gas & Consumable Fuels	Canada	0.8%
Sberbank of Russia PJSC	Banks	Russia	0.8%
UBS Group AG	Capital Markets	Switzerland	0.8%
Tokyo Electron Ltd.	Semiconductors & Semiconductor Equipment	Japan	0.8%

Holdings reflect only long-term investments and are subject to change.

PGIM QMA International Equity Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM QMA International Equity Fund’s Class Z shares returned 29.85% in the 12-month reporting period that ended October 31, 2021, outperforming the 29.66% return of the MSCI All Country World ex-US Index (the Index).

What were the market conditions?

●

After a challenging 2020, equity markets bounced back sharply in the beginning of 2021. With the rollout and expansion of global vaccination programs signaling an imminent return to relative normality, the severe market volatility subsequent to the COVID-19 pandemic began to ease in favor of the broader markets as investors refocused their attention on company fundamentals. While value investments performed well in this environment, subsequent performance was more volatile with the global economic recovery still in doubt. Investor confidence surrounding global growth expectations ebbed and flowed with concerns about a new Delta variant, geopolitical stresses, rising interest rates, and inflationary pressures that were partly due to disruptions in the global supply chain.

●

In absolute terms, emerging markets underperformed developed markets during the reporting period, particularly among large-cap companies. China, the world’s second-largest economy, was one of the worst-performing international equity markets. With steep losses in July 2021, large-cap Chinese stocks plunged into negative territory as investors reacted harshly to increased regulatory pressures.

What worked?

●	The bounce back in value stocks during the reporting period, particularly in the beginning of 2021, was reinforced by the continued solid performance of growth stocks from the previous period.

●

Favoring reasonably priced, high-growth companies across the financials sector contributed to Fund returns relative to the Index during the period. The Fund tilted away from the Chinese consumer discretionary sector—particularly among Chinese internet businesses—that came under regulatory scrutiny during the second half of the period.

What didn’t work?

●

Higher-quality stocks detracted from Fund returns relative to the Index during the reporting period, as investor appetite for faster growth in lower-quality stocks superseded their appetite for companies with stronger balance sheets.

●	Favoring high-quality consumer discretionary companies was especially detrimental to Fund performance relative to the Index during the period.

Did the Fund use derivatives?

The Fund held fully collateralized index futures during the period that were used for cash-management purposes. They had a negligible impact on performance.

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Current outlook

●

The global recovery from the pandemic-induced downturn was robust during the reporting period despite signs that economic activity may have hit a speed bump in the third quarter of 2021 as the Delta variant spread worldwide. Renewed lockdowns in certain countries and cautious behavior among consumers pushed down third-quarter growth expectations.

●

In China, economic growth was expected to slow during the second half of 2021 from the strong pace during the first half of the year following government regulatory crackdowns on certain sectors. However, China’s fiscal and monetary policies may become more supportive to protect growth, in PGIM Quantitative Solutions’ view.

●

Inflationary pressures weighed on investors and remained elevated during the period. Whether “transitory” or not, inflation may likely remain a concern in the near term. In addition, PGIM Quantitative Solutions believes pressures related to the pandemic may continue, and any monetary unwinding policies may be gradual in a market environment of strong consumer demand, lean inventories, and the normalization of service sector prices.

●

On the whole, the central banks of advanced economies maintained accommodative monetary policies, although there was a modest tilt toward a more hawkish position toward the end of the period. In emerging markets, central banks were divided between those hiking rates to address rising inflation—Russia, Brazil, Mexico, Peru, Pakistan, and Chile—and others supporting their economies from virus-related downside risks—India, China, and some southeast Asian countries.

PGIM QMA International Equity Fund	9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2021. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM QMA International Equity Fund		Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,009.40	1.43%	$ 7.24
	Hypothetical	$1,000.00	$1,018.00	1.43%	$ 7.27
Class C	Actual	$1,000.00	$1,004.90	2.55%	$12.89
	Hypothetical	$1,000.00	$1,012.35	2.55%	$12.93
Class Z	Actual	$1,000.00	$1,012.80	1.02%	$ 5.17
	Hypothetical	$1,000.00	$1,020.06	1.02%	$ 5.19
Class R6	Actual	$1,000.00	$1,012.80	0.78%	$ 3.96
	Hypothetical	$1,000.00	$1,021.27	0.78%	$ 3.97

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2021, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM QMA International Equity Fund	11

Schedule of Investments

as of October 31, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 97.9%

COMMON STOCKS 96.1%

Australia 4.2%

ARB Corp. Ltd.	21,562	$790,406
Australia & New Zealand Banking Group Ltd.	25,521	540,927
BHP Group Ltd.	26,938	740,124
BlueScope Steel Ltd.	5,943	92,690
Charter Hall Group, REIT	30,080	393,373
Dexus, REIT	14,196	116,459
Fortescue Metals Group Ltd.	90,554	947,477
Glencore PLC*	91,744	456,131
Goodman Group, REIT	39,487	651,701
JB Hi-Fi Ltd.	14,097	537,031
Macquarie Group Ltd.	4,894	732,056
Pinnacle Investment Management Group Ltd.	65,696	853,626
Rio Tinto Ltd.	3,792	257,754
Rio Tinto PLC	25,628	1,592,826
Sonic Healthcare Ltd.	30,903	936,632
Stockland, REIT	163,588	561,367
Super Retail Group Ltd.	49,600	485,841
West African Resources Ltd.*	105,945	102,626

		10,789,047

Austria 0.6%

OMV AG	24,478	1,491,156

Belgium 0.2%

Bekaert SA	2,280	99,568
KBC Group NV	2,356	218,815
Tessenderlo Group SA*	4,801	175,320

		493,703

Brazil 1.0%

Cia de Saneamento de Minas Gerais-COPASA	207,100	497,586
Cia de Saneamento do Parana, UTS	54,900	177,916
Petroleo Brasileiro SA	33,100	162,808
Vale SA	34,100	433,818
WEG SA	182,500	1,193,535

		2,465,663

Canada 6.2%

Alimentation Couche-Tard, Inc. (Class B Stock)	36,000	1,350,291
Artis Real Estate Investment Trust, REIT	14,000	132,579

See Notes to Financial Statements.

PGIM QMA International Equity Fund	13

Schedule of Investments (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Canada (cont’d.)

Bank of Montreal	6,800	$738,297
Canadian Imperial Bank of Commerce	11,900	1,443,942
Canadian Natural Resources Ltd.	50,000	2,125,081
Canadian Tire Corp. Ltd. (Class A Stock)	700	99,423
Corus Entertainment, Inc. (Class B Stock)	146,900	665,893
Fairfax Financial Holdings Ltd.	300	121,505
Great-West Lifeco, Inc.	3,400	100,028
Interfor Corp.	41,400	948,025
Loblaw Cos. Ltd.	3,900	293,319
Manulife Financial Corp.	86,100	1,677,336
National Bank of Canada	19,100	1,581,275
North West Co., Inc. (The)	12,500	339,670
Royal Bank of Canada	17,400	1,811,141
Thomson Reuters Corp.	10,700	1,287,095
Toronto-Dominion Bank (The)	16,700	1,212,288

		15,927,188

Chile 0.1%

Banco Santander Chile	2,377,221	104,031
Engie Energia Chile SA	393,446	228,740

		332,771

China 10.2%

Alibaba Group Holding Ltd.*	67,000	1,373,948
Bank of Communications Co. Ltd. (Class H Stock)	2,228,000	1,326,818
Baoshan Iron & Steel Co. Ltd. (Class A Stock)	308,700	342,684
Beijing Enterprises Holdings Ltd.	30,000	115,727
BYD Co. Ltd. (Class H Stock)	32,500	1,237,545
China BlueChemical Ltd. (Class H Stock)	1,792,000	601,864
China Construction Bank Corp. (Class H Stock)	2,473,000	1,683,895
China Everbright Ltd.	136,000	153,333
China Galaxy Securities Co. Ltd. (Class H Stock)	178,500	99,599
China Hongqiao Group Ltd.	592,500	659,441
China Medical System Holdings Ltd.	498,000	846,439
China National Building Material Co. Ltd. (Class H Stock)	72,000	90,426
China Petroleum & Chemical Corp. (Class H Stock)	226,000	111,144
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. (Class A Stock)	89,100	335,513
China Shenhua Energy Co. Ltd. (Class H Stock)	570,000	1,228,918
Chlitina Holding Ltd.	94,000	809,612
Chow Tai Fook Jewellery Group Ltd.	672,600	1,372,686
CITIC Ltd.	1,306,000	1,310,965
COFCO Joycome Foods Ltd.*	390,000	152,231

See Notes to Financial Statements.

14

Description	Shares	Value

COMMON STOCKS (Continued)

China (cont’d.)

COSCO SHIPPING Holdings Co. Ltd. (Class H Stock)*(a)	372,300	$578,759
Country Garden Services Holdings Co. Ltd.	14,000	108,608
CSPC Pharmaceutical Group Ltd.	1,012,000	1,062,332
Daqo New Energy Corp., ADR*	1,700	132,243
Ecovacs Robotics Co. Ltd. (Class A Stock)	14,900	399,556
Industrial & Commercial Bank of China Ltd. (Class H Stock)	534,000	292,276
Industrial Bank Co. Ltd. (Class A Stock)	141,900	413,487
Intco Medical Technology Co. Ltd. (Class A Stock)	36,564	292,308
Lenovo Group Ltd.	656,000	710,893
Li Ning Co. Ltd.	139,000	1,543,987
PetroChina Co. Ltd. (Class H Stock)	2,004,000	966,616
Shaanxi Coal Industry Co. Ltd. (Class A Stock)	172,900	338,278
Shanghai International Port Group Co. Ltd. (Class A Stock)	402,600	355,344
SITC International Holdings Co. Ltd.	26,000	87,667
Tencent Holdings Ltd.	29,500	1,793,551
Wilmar International Ltd.	320,700	1,031,466
Yunnan Baiyao Group Co. Ltd. (Class A Stock)	27,900	389,992
Zhongsheng Group Holdings Ltd.	153,500	1,384,237
Zhuzhou Kibing Group Co. Ltd. (Class A Stock)	140,300	348,478

		26,082,866

Denmark 1.5%

AP Moller - Maersk A/S (Class B Stock)	545	1,578,937
Novo Nordisk A/S (Class B Stock)	10,454	1,145,738
Pandora A/S	925	129,459
Scandinavian Tobacco Group A/S, 144A	45,256	1,019,200

		3,873,334

Finland 1.0%

Fortum OYJ	4,092	121,706
Nokia OYJ*	50,112	286,441
Nordea Bank Abp	154,917	1,895,013
Tokmanni Group Corp.	8,643	197,161

		2,500,321

France 6.5%

Amundi SA, 144A	1,116	99,557
BNP Paribas SA	27,363	1,834,059
Capgemini SE	4,379	1,022,931
Cie de Saint-Gobain	28,092	1,940,382
Cie Generale des Etablissements Michelin SCA	8,405	1,321,009
Credit Agricole SA	25,364	382,788

See Notes to Financial Statements.

PGIM QMA International Equity Fund	15

Schedule of Investments (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

France (cont’d.)

Dassault Systemes SE	24,752	$1,445,185
Hermes International	669	1,062,777
Ipsen SA	12,270	1,269,931
IPSOS	2,184	102,245
Kering SA	692	521,330
LVMH Moet Hennessy Louis Vuitton SE	1,106	867,856
Metropole Television SA	7,770	171,575
Nexity SA	3,317	151,473
Publicis Groupe SA	2,300	154,687
Sanofi	22,586	2,263,727
Sartorius Stedim Biotech	336	185,547
Television Francaise 1	49,958	536,358
Trigano SA	5,929	1,112,539

		16,445,956

Germany 5.0%

Allianz SE	3,529	819,157
Bayerische Motoren Werke AG	2,990	302,541
Brenntag SE	11,644	1,110,576
Covestro AG, 144A	21,433	1,378,614
Deutsche Post AG	28,630	1,776,070
E.ON SE	47,725	606,301
Fresenius SE & Co. KGaA	29,526	1,341,611
HeidelbergCement AG	15,809	1,190,845
Merck KGaA	8,039	1,900,394
ProSiebenSat.1 Media SE	15,407	258,702
Puma SE	1,000	124,405
SAP SE	10,111	1,463,516
Secunet Security Networks AG	234	123,139
Westwing Group AG*	14,363	451,796

		12,847,667

Hong Kong 1.4%

CK Asset Holdings Ltd.	238,000	1,471,312
Link REIT, REIT	11,500	102,107
Techtronic Industries Co. Ltd.	64,000	1,319,297
Value Partners Group Ltd.	947,000	486,534
Vinda International Holdings Ltd.(a)	41,000	113,295

		3,492,545

India 3.1%

Bajaj Consumer Care Ltd.	210,926	655,136

See Notes to Financial Statements.

16

Description	Shares	Value

COMMON STOCKS (Continued)

India (cont’d.)

GAIL India Ltd.	45,589	$91,195
Indian Oil Corp. Ltd.	63,147	108,412
NTPC Ltd.	223,251	397,349
Oil & Natural Gas Corp. Ltd.	825,061	1,649,329
Power Grid Corp. of India Ltd.	530,365	1,314,202
Redington India Ltd.	250,893	484,581
Sun Pharmaceutical Industries Ltd.	10,710	113,983
Tata Steel Ltd.	79,601	1,406,403
Tech Mahindra Ltd.	74,796	1,483,330
Wipro Ltd.	12,465	107,884

		7,811,804

Indonesia 0.4%

Astra International Tbk PT	233,100	99,662
First Pacific Co. Ltd.	1,318,000	527,801
Telkom Indonesia Persero Tbk PT	1,585,100	425,896

		1,053,359

Ireland 0.1%

Kingspan Group PLC	1,377	157,853

Israel 0.1%

Bank Leumi Le-Israel BM	13,684	130,468

Italy 1.3%

Anima Holding SpA, 144A	110,962	586,958
Buzzi Unicem SpA	54,651	1,271,341
La Doria SpA	9,811	188,643
Mediaset NV	438,010	1,231,057
Poste Italiane SpA, 144A	7,452	106,138

		3,384,137

Japan 15.0%

Advantest Corp.	1,800	148,352
Bridgestone Corp.	32,100	1,424,239
Canon, Inc.	63,300	1,425,574
Chugai Pharmaceutical Co. Ltd.	37,200	1,390,106
Cosmo Energy Holdings Co. Ltd.	8,800	179,559
Dai-ichi Life Holdings, Inc.	80,000	1,677,375
Daiwa House Industry Co. Ltd.	27,400	904,547
Digital Holdings, Inc.	34,800	534,659
Fujitsu Ltd.	9,400	1,629,712

See Notes to Financial Statements.

PGIM QMA International Equity Fund	17

Schedule of Investments (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)

GungHo Online Entertainment, Inc.	31,000	$583,217
Hoya Corp.	3,100	457,960
IDOM, Inc.	36,500	250,429
Iida Group Holdings Co. Ltd.	3,800	93,897
Isuzu Motors Ltd.	39,300	531,118
ITmedia, Inc.	5,200	107,645
ITOCHU Corp.	54,300	1,548,836
Japan Post Bank Co. Ltd.	12,000	93,616
Japan Post Holdings Co. Ltd.	176,400	1,351,828
Japan Tobacco, Inc.	75,100	1,476,806
KDDI Corp.	20,700	641,857
Keyence Corp.	200	121,005
KYB Corp.	5,400	144,803
Marubeni Corp.	22,700	191,945
McDonald’s Holdings Co. Japan Ltd.	2,200	98,331
MCJ Co. Ltd.	82,500	930,989
Medipal Holdings Corp.	16,400	296,715
MISUMI Group, Inc.	2,700	113,196
Mitsubishi Corp.	11,400	361,976
Mitsubishi UFJ Financial Group, Inc.	342,000	1,863,526
Mitsui & Co. Ltd.	72,200	1,647,473
Mitsui Chemicals, Inc.	2,900	86,406
MS&AD Insurance Group Holdings, Inc.	4,100	132,902
Murata Manufacturing Co. Ltd.	5,100	390,102
Nippon Telegraph & Telephone Corp.	30,668	859,932
Nippon Yusen KK	4,700	339,535
Nissha Co. Ltd.	10,800	177,052
Nitto Kogyo Corp.	8,400	124,874
Nomura Research Institute Ltd.	2,900	116,425
NTT Data Corp.	5,800	116,514
Oisix ra daichi, Inc.*	9,300	389,395
Okamura Corp.	37,800	497,806
Olympus Corp.	10,600	229,591
Otsuka Holdings Co. Ltd.	33,200	1,314,631
Panasonic Corp.	123,800	1,521,817
Recruit Holdings Co. Ltd.	12,100	808,153
Seiko Epson Corp.	5,000	89,290
SG Holdings Co. Ltd.	15,600	391,195
Shimadzu Corp.	2,600	105,888
Shimamura Co. Ltd.	2,000	169,303
Shimano, Inc.	6,500	1,814,438
Shionogi & Co. Ltd.	2,500	162,774
SMC Corp.	600	359,576
Sony Group Corp.	11,800	1,365,010

See Notes to Financial Statements.

18

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)

Sumitomo Chemical Co. Ltd.	19,800	$97,523
Sumitomo Mitsui Financial Group, Inc.	6,100	199,078
Tokyo Electron Ltd.	4,300	2,009,920
Toyota Motor Corp.	13,665	242,017
Transcosmos, Inc.	4,400	132,712
Uchida Yoko Co. Ltd.	4,400	185,830
Yamaha Motor Co. Ltd.	34,800	970,000
YA-MAN Ltd.	37,200	395,459
ZOZO, Inc.	7,100	228,757

		38,245,196

Luxembourg 1.2%

ArcelorMittal SA	42,916	1,462,246
Eurofins Scientific SE	13,345	1,575,895

		3,038,141

Malaysia 0.2%

Hartalega Holdings Bhd	108,000	153,046
Top Glove Corp. Bhd	612,000	402,477

		555,523

Malta 0.4%

Kindred Group PLC, SDR	63,693	892,820

Mexico 0.2%

America Movil SAB de CV (Class L Stock)	433,100	385,600
Grupo Mexico SAB de CV (Class B Stock)	29,800	130,588

		516,188

Netherlands 4.4%

Adyen NV, 144A*	506	1,534,661
ASM International NV	2,836	1,287,268
ASML Holding NV	3,335	2,708,770
EXOR NV	1,092	103,041
Koninklijke Ahold Delhaize NV	54,020	1,756,651
Koninklijke BAM Groep NV*	47,196	137,263
Koninklijke KPN NV	32,466	97,270
NN Group NV	28,449	1,519,703

See Notes to Financial Statements.

PGIM QMA International Equity Fund	19

Schedule of Investments (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Netherlands (cont’d.)

Randstad NV	17,419	$1,252,285
Royal Dutch Shell PLC (Class A Stock)	38,571	886,504

		11,283,416

Nigeria 0.1%

Airtel Africa PLC, 144A	189,841	286,630

Norway 0.1%

DNB Bank ASA	6,206	147,551
Equinor ASA	9,120	231,416

		378,967

Pakistan 0.2%

Engro Fertilizers Ltd.	397,359	165,911
Fauji Fertilizer Co. Ltd.	536,500	322,529

		488,440

Poland 0.2%

Polskie Gornictwo Naftowe i Gazownictwo SA	291,189	439,494

Portugal 0.0%

Sonae SGPS SA	96,430	106,261

Qatar 0.5%

Industries Qatar QSC	304,106	1,324,153

Russia 2.1%

Inter RAO UES PJSC	13,660,000	927,778
LUKOIL PJSC	10,464	1,069,138
Novolipetsk Steel PJSC	32,980	104,392
Rosneft Oil Co. PJSC	129,152	1,162,285
Sberbank of Russia PJSC	412,269	2,075,287

		5,338,880

Saudi Arabia 0.1%

Riyad Bank	43,643	344,229

Singapore 0.9%

BW LPG Ltd., 144A	44,089	235,489

See Notes to Financial Statements.

20

Description	Shares	Value

COMMON STOCKS (Continued)

Singapore (cont’d.)

DBS Group Holdings Ltd.	80,000	$1,873,772
Oversea-Chinese Banking Corp. Ltd.	31,100	272,798

		2,382,059

South Africa 0.4%

FirstRand Ltd.	46,722	177,613
Impala Platinum Holdings Ltd.	47,172	614,472
Sasol Ltd.*	5,840	98,151

		890,236

South Korea 4.3%

AfreecaTV Co. Ltd.	1,288	213,349
BNK Financial Group, Inc.	55,149	415,961
Hana Financial Group, Inc.	39,518	1,521,271
Hankook Tire & Technology Co. Ltd.	14,838	526,221
KB Financial Group, Inc.	29,982	1,451,173
Kia Corp.	20,503	1,502,247
Kumho Petrochemical Co. Ltd.	2,784	412,843
LG Innotek Co. Ltd.	1,872	339,207
MegaStudyEdu Co. Ltd.	3,618	238,550
POSCO	5,156	1,309,058
Samsung Electro-Mechanics Co. Ltd.	672	92,358
Samsung Electronics Co. Ltd.	22,822	1,369,466
Samsung Securities Co. Ltd.	5,502	224,068
SK Telecom Co. Ltd.	5,282	1,401,091

		11,016,863

Spain 0.6%

Endesa SA	45,884	1,058,495
Industria de Diseno Textil SA	10,336	373,961
Telefonica SA	48,222	210,265

		1,642,721

Sweden 1.9%

Atlas Copco AB (Class B Stock)	3,502	189,992
Evolution AB, 144A	2,998	485,969
Industrivarden AB (Class C Stock)	2,898	94,152
Skandinaviska Enskilda Banken AB (Class A Stock)	81,694	1,276,447
Svenska Handelsbanken AB (Class A Stock)	41,040	470,441
Swedbank AB (Class A Stock)	68,354	1,481,916

See Notes to Financial Statements.

PGIM QMA International Equity Fund	21

Schedule of Investments (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Sweden (cont’d.)

Swedish Match AB	64,712	$569,938
Telefonaktiebolaget LM Ericsson (Class B Stock)	17,214	188,718

		4,757,573

Switzerland 5.5%

ALSO Holding AG*	465	137,523
Chocoladefabriken Lindt & Spruengli AG	1	119,835
Comet Holding AG	546	203,561
Geberit AG	1,944	1,522,412
Julius Baer Group Ltd.	2,054	148,794
Kuehne + Nagel International AG	4,316	1,361,797
Nestle SA	13,388	1,767,968
Novartis AG	5,637	466,518
Roche Holding AG	6,321	2,444,793
Sensirion Holding AG, 144A*	2,776	400,135
Sonova Holding AG	3,811	1,578,849
STMicroelectronics NV	15,760	749,406
Swisscom AG	2,191	1,193,480
UBS Group AG	111,696	2,030,745

		14,125,816

Taiwan 4.8%

Asustek Computer, Inc.	108,000	1,378,172
Cathay Financial Holding Co. Ltd.	716,000	1,495,233
Chunghwa Telecom Co. Ltd.	25,000	99,347
CTBC Financial Holding Co. Ltd.	120,000	100,238
Evergreen Marine Corp. Taiwan Ltd.	76,000	275,996
Fubon Financial Holding Co. Ltd.	613,447	1,624,035
Giant Manufacturing Co. Ltd.	9,000	104,746
Kindom Development Co. Ltd.	159,000	220,468
MediaTek, Inc.	43,000	1,416,544
momo.com, Inc.	6,000	388,542
Nan Ya Plastics Corp.	42,000	128,801
Nan Ya Printed Circuit Board Corp.	8,000	142,630
Nantex Industry Co. Ltd.	31,000	91,452
Novatek Microelectronics Corp.	6,000	90,569
Realtek Semiconductor Corp.	5,000	90,351
Taita Chemical Co. Ltd.	279,600	350,346
Taiwan Semiconductor Manufacturing Co. Ltd.	167,000	3,548,932
United Microelectronics Corp.	324,000	681,253
Yuanta Financial Holding Co. Ltd.	120,000	106,888

		12,334,543

See Notes to Financial Statements.

22

Description	Shares	Value

COMMON STOCKS (Continued)

Thailand 0.0%

AP Thailand PCL	432,400	$115,586

Turkey 1.1%

Anadolu Efes Biracilik Ve Malt Sanayii A/S	95,874	221,259
Coca-Cola Icecek A/S	107,736	955,493
Enerjisa Enerji A/S, 144A	674,021	826,713
Haci Omer Sabanci Holding A/S	91,266	105,887
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S (Class D Stock)*	772,310	599,695

		2,709,047

Ukraine 0.1%

Ferrexpo PLC	55,720	237,251

United Arab Emirates 0.2%

Aldar Properties PJSC	99,225	109,280
Emirates Telecommunications Group Co. PJSC	38,755	270,366

		379,646

United Kingdom 7.3%

3i Group PLC	77,042	1,440,529
888 Holdings PLC	165,905	872,199
abrdn PLC	26,817	93,453
Ashtead Group PLC	7,831	652,801
Barratt Developments PLC	11,151	101,219
British American Tobacco PLC	54,329	1,899,180
CNH Industrial NV	86,734	1,489,098
DCC PLC	1,260	104,921
Dunelm Group PLC	29,789	521,346
GlaxoSmithKline PLC	46,470	964,491
Halfords Group PLC	60,592	222,965
Imperial Brands PLC	67,957	1,437,412
JD Sports Fashion PLC	8,631	128,512
Kingfisher PLC	282,954	1,299,706
Lloyds Banking Group PLC	661,575	454,697
Man Group PLC	171,027	542,950
Next PLC	1,288	139,880
Persimmon PLC	2,976	110,684
Reach PLC	89,628	388,557
Safestore Holdings PLC, REIT	32,233	531,707
SSE PLC	9,243	208,720
Tesco PLC	152,242	563,877

See Notes to Financial Statements.

PGIM QMA International Equity Fund	23

Schedule of Investments (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

United Kingdom (cont’d.)

Unilever PLC	40,752	$2,174,299
Vodafone Group PLC	697,359	1,029,683
WPP PLC	83,348	1,201,299

		18,574,185

United States 1.4%

Ferguson PLC	13,213	1,984,147
JBS SA	195,200	1,354,758
Schneider Electric SE	594	102,562

		3,441,467

TOTAL COMMON STOCKS (cost $214,737,098)		245,125,169

EXCHANGE-TRADED FUND 1.0%

United States

iShares MSCI EAFE ETF (cost $2,559,679)	31,600	2,543,484

PREFERRED STOCKS 0.8%

Brazil 0.5%

Cia Energetica de Minas Gerais (PRFC)	266,900	605,323
Cia Paranaense de Energia (PRFC B)	232,000	244,176
Petroleo Brasileiro SA (PRFC)	120,400	581,328

		1,430,827

Germany 0.1%

Sartorius AG (PRFC)	248	161,722

South Korea 0.2%

Samsung Electronics Co. Ltd. (PRFC)	7,571	416,032

TOTAL PREFERRED STOCKS (cost $1,777,939)		2,008,581

See Notes to Financial Statements.

24

Description			Units	Value

WARRANTS* 0.0%

Malaysia
Comfort Glove Bhd, expiring 06/26/26
(cost $0)			57,420	$3,328

TOTAL LONG-TERM INVESTMENTS (cost $219,074,716)				249,680,562

			Shares

SHORT-TERM INVESTMENTS 1.3%

AFFILIATED MUTUAL FUNDS 1.1%
PGIM Core Ultra Short Bond Fund(wa)			1,978,232	1,978,232
PGIM Institutional Money Market Fund (cost $691,865; includes $691,840 of cash collateral for securities on loan)(b)(wa)			692,280	691,865

TOTAL AFFILIATED MUTUAL FUNDS (cost $2,670,097)				2,670,097

	Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) 0.2%
U.S. Treasury Bills (cost $549,979)	0.036%	12/09/21	550	549,961

TOTAL SHORT-TERM INVESTMENTS (cost $3,220,076)				3,220,058

TOTAL INVESTMENTS 99.2% (cost $222,294,792)				252,900,620
Other assets in excess of liabilities(z) 0.8%				2,032,927

NET ASSETS 100.0%				$254,933,547

Below is a list of the abbreviation(s) used in the annual report:

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR—American Depositary Receipt

EAFE—Europe, Australasia, Far East

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

MSCI—Morgan Stanley Capital International

PJSC—Public Joint-Stock Company

See Notes to Financial Statements.

PGIM QMA International Equity Fund	25

Schedule of Investments (continued)

as of October 31, 2021

PRFC—Preference Shares

REITs—Real Estate Investment Trust

SDR—Sweden Depositary Receipt

UTS—Unit Trust Security

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $630,450; cash collateral of $691,840 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at October 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
27	Mini MSCI EAFE Index	Dec. 2021	$3,158,460	$(34,824)
34	Mini MSCI Emerging Markets Index	Dec. 2021	2,145,400	(46,721)

				$(81,545)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$—	$549,962

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

26

The following is a summary of the inputs used as of October 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Australia	$ —	$ 10,789,047	$—
Austria	—	1,491,156	—
Belgium	—	493,703	—
Brazil	2,465,663	—	—
Canada	15,927,188	—	—
Chile	332,771	—	—
China	132,243	25,950,623	—
Denmark	—	3,873,334	—
Finland	—	2,500,321	—
France	—	16,445,956	—
Germany	—	12,847,667	—
Hong Kong	—	3,492,545	—
India	—	7,811,804	—
Indonesia	—	1,053,359	—
Ireland	—	157,853	—
Israel	—	130,468	—
Italy	—	3,384,137	—
Japan	—	38,245,196	—
Luxembourg	—	3,038,141	—
Malaysia	—	555,523	—
Malta	—	892,820	—
Mexico	516,188	—	—
Netherlands	—	11,283,416	—
Nigeria	—	286,630	—
Norway	—	378,967	—
Pakistan	—	488,440	—
Poland	—	439,494	—
Portugal	—	106,261	—
Qatar	—	1,324,153	—
Russia	—	5,338,880	—
Saudi Arabia	—	344,229	—
Singapore	—	2,382,059	—
South Africa	—	890,236	—
South Korea	—	11,016,863	—
Spain	—	1,642,721	—
Sweden	—	4,757,573	—
Switzerland	—	14,125,816	—
Taiwan	—	12,334,543	—
Thailand	—	115,586	—
Turkey	—	2,709,047	—
Ukraine	—	237,251	—
United Arab Emirates	—	379,646	—
United Kingdom	—	18,574,185	—
United States	1,354,758	2,086,709	—

See Notes to Financial Statements.

PGIM QMA International Equity Fund	27

Schedule of Investments (continued)

as of October 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Exchange-Traded Fund
United States	$2,543,484	$—	$—
Preferred Stocks
Brazil	1,430,827	—	—
Germany	—	161,722	—
South Korea	—	416,032	—
Warrants
Malaysia	3,328	—	—
Short-Term Investments
Affiliated Mutual Funds	2,670,097	—	—
U.S. Treasury Obligation	—	549,961	—

Total	$27,376,547	$225,524,073	$—

Other Financial Instruments*
Liabilities
Futures Contracts	$(81,545)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2021 were as follows (unaudited):

Banks	11.6%
Pharmaceuticals	6.2
Semiconductors & Semiconductor Equipment	5.2
Oil, Gas & Consumable Fuels	5.1
Metals & Mining	4.5
Insurance	4.1
Trading Companies & Distributors	2.9
Capital Markets	2.9
Specialty Retail	2.6
IT Services	2.5
Tobacco	2.5
Technology Hardware, Storage & Peripherals	2.5
Automobiles	2.3
Electric Utilities	2.2
Media	2.2
Food Products	2.0
Textiles, Apparel & Luxury Goods	1.7

Auto Components	1.7%
Personal Products	1.7
Food & Staples Retailing	1.6
Building Products	1.6
Marine	1.5
Wireless Telecommunication Services	1.5
Chemicals	1.4
Household Durables	1.3
Machinery	1.3
Professional Services	1.3
Health Care Equipment & Supplies	1.3
Real Estate Management & Development	1.3
Diversified Telecommunication Services	1.2
Software	1.2
Internet & Direct Marketing Retail	1.2

See Notes to Financial Statements.

28

Industry Classification (continued):

Affiliated Mutual Funds (0.3% represents investments purchased with collateral from securities on loan)	1.1%
Industrial Conglomerates	1.0
Health Care Providers & Services	1.0
Construction Materials	1.0
Exchange-Traded Fund	1.0
Equity Real Estate Investment Trusts (REITs)	1.0
Electronic Equipment, Instruments & Components	0.9
Hotels, Restaurants & Leisure	0.9
Air Freight & Logistics	0.9
Interactive Media & Services	0.8
Leisure Products	0.7
Life Sciences Tools & Services	0.7
Electrical Equipment	0.7
Beverages	0.5
Paper & Forest Products	0.4
Water Utilities	0.3
Diversified Financial Services	0.3

Multi-Utilities	0.2%
Entertainment	0.2
U.S. Treasury Obligation	0.2
Commercial Services & Supplies	0.2
Communications Equipment	0.2
Multiline Retail	0.2
Independent Power & Renewable Electricity Producers	0.2
Transportation Infrastructure	0.1
Diversified Consumer Services	0.1
Gas Utilities	0.1
Construction & Engineering	0.1
Household Products	0.1

99.2
Other assets in excess of liabilities	0.8

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	—	$—	Due from/to broker-variation margin futures	$81,545	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

PGIM QMA International Equity Fund	29

Schedule of Investments (continued)

as of October 31, 2021

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$53,301

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Equity contracts	$(81,545)

For the year ended October 31, 2021, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$4,315,315

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended October 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$630,450	$(630,450)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

30

Statement of Assets and Liabilities

as of October 31, 2021

Assets
Investments at value, including securities on loan of $630,450:
Unaffiliated investments (cost $219,624,695)	$250,230,523
Affiliated investments (cost $2,670,097)	2,670,097
Foreign currency, at value (cost $791,641)	789,993
Receivable for investments sold	11,053,983
Tax reclaim receivable	719,026
Dividends receivable	570,501
Receivable for Fund shares sold	117,003
Prepaid expenses	2,561

Total Assets	266,153,687

Liabilities
Payable for investments purchased	9,705,929
Payable to broker for collateral for securities on loan	691,840
Accrued expenses and other liabilities	191,183
Foreign capital gains tax liability accrued	187,739
Payable for Fund shares purchased	161,174
Management fee payable	133,198
Affiliated transfer agent fee payable	62,610
Distribution fee payable	46,856
Due to broker—variation margin futures	38,627
Directors’ fees payable	984

Total Liabilities	11,220,140

Net Assets	$254,933,547

Net assets were comprised of:
Common stock, at par	$296
Paid-in capital in excess of par	201,091,327
Total distributable earnings (loss)	53,841,924

Net assets, October 31, 2021	$254,933,547

See Notes to Financial Statements.

PGIM QMA International Equity Fund	31

Statement of Assets and Liabilities

as of October 31, 2021

Class A
Net asset value and redemption price per share, ($176,479,220 ÷ 20,538,471 shares of common stock issued and outstanding)	$8.59
Maximum sales charge (5.50% of offering price)	0.50

Maximum offering price to public	$9.09

Class C
Net asset value, offering price and redemption price per share, ($2,335,097 ÷ 287,371 shares of common stock issued and outstanding)	$8.13

Class Z
Net asset value, offering price and redemption price per share, ($16,561,602 ÷ 1,906,959 shares of common stock issued and outstanding)	$8.68

Class R6
Net asset value, offering price and redemption price per share, ($59,557,628 ÷ 6,843,110 shares of common stock issued and outstanding)	$8.70

See Notes to Financial Statements.

32

Statement of Operations

Year Ended October 31, 2021

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $826,530 foreign withholding tax)	$8,343,894
Income from securities lending, net (including affiliated income of $1,062)	31,656
Affiliated dividend income	3,711

Total income	8,379,261

Expenses
Management fee	1,759,233
Distribution fee(a)	554,691
Transfer agent’s fees and expenses (including affiliated expense of $318,999)(a)	631,034
Custodian and accounting fees	184,253
Registration fees(a)	52,988
Shareholders’ reports	33,431
Audit fee	32,133
Legal fees and expenses	20,523
Directors’ fees	12,451
Miscellaneous	80,140

Total expenses	3,360,877
Less: Fee waiver and/or expense reimbursement(a)	(304,262)

Net expenses	3,056,615

Net investment income (loss)	5,322,646

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $387) (net of foreign capital gains taxes $(258,359))	30,675,370
Futures transactions	53,301
Foreign currency transactions	(40,423)

30,688,248

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(883)) (net of change in foreign capital gains taxes $(187,739))	16,340,204
Futures	(81,545)
Foreign currencies	(25,514)

16,233,145

Net gain (loss) on investment and foreign currency transactions	46,921,393

Net Increase (Decrease) In Net Assets Resulting From Operations	$52,244,039

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	530,252	24,439	—	—
Transfer agent’s fees and expenses	592,074	8,950	28,207	1,803
Registration fees	17,147	11,218	11,468	13,155
Fee waiver and/or expense reimbursement	(217,998)	(3,014)	(21,497)	(61,753)

See Notes to Financial Statements.

PGIM QMA International Equity Fund	33

Statements of Changes in Net Assets

	Year Ended October 31,

	2021	2020

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$5,322,646	$3,174,147
Net realized gain (loss) on investment and foreign currency transactions	30,688,248	(4,689,465)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	16,233,145	(8,409,553)

Net increase (decrease) in net assets resulting from operations	52,244,039	(9,924,871)

Dividends and Distributions
Distributions from distributable earnings
Class A	(2,396,047)	(4,101,945)
Class B	—	(14,282)
Class C	(9,676)	(50,447)
Class Z	(272,737)	(386,163)
Class R6	(439,796)	(550,823)

	(3,118,256)	(5,103,660)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	61,325,609	37,395,853
Net asset value of shares issued in reinvestment of dividends and distributions	3,075,128	5,027,591
Cost of shares purchased	(40,318,009)	(42,989,953)

Net increase (decrease) in net assets from Fund share transactions	24,082,728	(566,509)

Total increase (decrease)	73,208,511	(15,595,040)

Net Assets:
Beginning of year	181,725,036	197,320,076

End of year	$254,933,547	$181,725,036

See Notes to Financial Statements.

34

Financial Highlights

Class A Shares
		Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.74	$7.19	$6.96	$7.95	$6.48
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.11	0.15	0.16	0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.78	(0.39)	0.28	(1.00)	1.49
Total from investment operations	1.96	(0.28)	0.43	(0.84)	1.60
Less Dividends and Distributions:
Dividends from net investment income	(0.11)	(0.17)	(0.17)	(0.15)	(0.13)
Distributions from net realized gains	-	-	(0.03)	-	-
Total dividends and distributions	(0.11)	(0.17)	(0.20)	(0.15)	(0.13)
Net asset value, end of year	$8.59	$6.74	$7.19	$6.96	$7.95
Total Return(b):	29.28%	(4.07)%	6.53%	(10.81)%	25.17%

Ratios/Supplemental Data:
Net assets, end of year (000)	$176,479	$147,445	$173,103	$171,326	$207,626
Average net assets (000)	$176,751	$156,952	$172,031	$200,255	$192,517
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.43%	1.47%	1.48%	1.34%	1.58%
Expenses before waivers and/or expense reimbursement	1.55%	1.64%	1.62%	1.47%	1.59%
Net investment income (loss)	2.12%	1.58%	2.19%	2.08%	1.62%
Portfolio turnover rate(e)	104%	128%	94%	114%	105%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA International Equity Fund	35

Financial Highlights (continued)

Class C Shares
		Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.38	$6.86	$6.64	$7.60	$6.20
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.02	0.07	0.10	0.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.71	(0.38)	0.30	(0.97)	1.43
Total from investment operations	1.78	(0.36)	0.37	(0.87)	1.49
Less Dividends and Distributions:
Dividends from net investment income	(0.03)	(0.12)	(0.12)	(0.09)	(0.09)
Distributions from net realized gains	-	-	(0.03)	-	-
Total dividends and distributions	(0.03)	(0.12)	(0.15)	(0.09)	(0.09)
Net asset value, end of year	$8.13	$6.38	$6.86	$6.64	$7.60
Total Return(b):	27.89%	(5.42)%	5.77%	(11.52)%	24.33%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,335	$2,381	$2,928	$12,530	$16,661
Average net assets (000)	$2,444	$2,640	$7,163	$15,626	$15,736
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	2.61%	2.81%	2.25%	2.10%	2.32%
Expenses before waivers and/or expense reimbursement	2.73%	2.98%	2.39%	2.23%	2.33%
Net investment income (loss)	0.84%	0.24%	1.09%	1.32%	0.86%
Portfolio turnover rate(e)	104%	128%	94%	114%	105%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

36

Class Z Shares
		Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.81	$7.26	$7.02	$8.02	$6.54
Income (loss) from investment operations:
Net investment income (loss)	0.22	0.13	0.18	0.19	0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.79	(0.37)	0.29	(1.02)	1.52
Total from investment operations	2.01	(0.24)	0.47	(0.83)	1.63
Less Dividends and Distributions:
Dividends from net investment income	(0.14)	(0.21)	(0.20)	(0.17)	(0.15)
Distributions from net realized gains	-	-	(0.03)	-	-
Total dividends and distributions	(0.14)	(0.21)	(0.23)	(0.17)	(0.15)
Net asset value, end of year	$8.68	$6.81	$7.26	$7.02	$8.02
Total Return(b):	29.85%	(3.61)%	7.05%	(10.59)%	25.46%

Ratios/Supplemental Data:
Net assets, end of year (000)	$16,562	$13,062	$14,753	$13,901	$17,344
Average net assets (000)	$17,429	$12,955	$13,815	$17,055	$21,567
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.01%	1.09%	1.03%	1.00%	1.31%
Expenses before waivers and/or expense reimbursement	1.13%	1.26%	1.17%	1.13%	1.32%
Net investment income (loss)	2.60%	1.97%	2.58%	2.44%	1.57%
Portfolio turnover rate(e)	104%	128%	94%	114%	105%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA International Equity Fund	37

Financial Highlights (continued)

Class R6 Shares
	Year Ended October 31,				December 28, 2016(a) through October 31, 2017
	2021	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$6.83	$7.27	$7.03	$8.04	$6.32
Income (loss) from investment operations:
Net investment income (loss)	0.25	0.16	0.21	0.21	0.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.78	(0.38)	0.27	(1.03)	1.57
Total from investment operations	2.03	(0.22)	0.48	(0.82)	1.72
Less Dividends and Distributions:
Dividends from net investment income	(0.16)	(0.22)	(0.21)	(0.19)	-
Distributions from net realized gains	-	-	(0.03)	-	-
Total dividends and distributions	(0.16)	(0.22)	(0.24)	(0.19)	-
Net asset value, end of period	$8.70	$6.83	$7.27	$7.03	$8.04
Total Return(c):	29.96%	(3.26)%	7.33%	(10.43)%	27.22%

Ratios/Supplemental Data:
Net assets, end of period (000)	$59,558	$18,837	$5,487	$36,552	$39,379
Average net assets (000)	$37,941	$18,273	$23,216	$38,947	$37,891
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.78%	0.78%	0.78%	0.78%	0.95	%(f)
Expenses before waivers and/or expense reimbursement	0.94%	1.05%	0.95%	0.95%	0.99	%(f)
Net investment income (loss)	2.92%	2.33%	3.06%	2.61%	2.45	%(f)
Portfolio turnover rate(g)	104%	128%	94%	114%	105%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

38

Notes to Financial Statements

1.    Organization

Prudential World Fund, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation and currently consists of seven separate funds: PGIM Emerging Markets Debt Hard Currency Fund, PGIM Emerging Markets Debt Local Currency Fund, PGIM Jennison Emerging Markets Equity Opportunities Fund, PGIM Jennison Global Infrastructure Fund, PGIM Jennison Global Opportunities Fund, PGIM Jennison International Opportunities Fund and PGIM QMA International Equity Fund. These financial statements relate only to the PGIM QMA International Equity Fund (the “Fund”). The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek long-term growth of capital.

2.    Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

PGIM QMA International Equity Fund	39

Notes to Financial Statements (continued)

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be

40

classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported Net change in unrealized appreciation (depreciation) on investments and Net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker

PGIM QMA International Equity Fund	41

Notes to Financial Statements (continued)

an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Warrants: The Fund held warrants acquired either through a direct purchase or pursuant to corporate actions. Warrants entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants are held as long positions by the Fund until exercised, sold or expired. Warrants are valued at fair value in accordance with the Board approved fair valuation procedures.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is

42

marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

PGIM QMA International Equity Fund	43

Notes to Financial Statements (continued)

The Fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the Fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the Fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the Fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with PGIM Quantitative Solutions LLC (formerly known as QMA LLC) (“PGIM Quantitative Solutions” or the “subadviser”). The Manager pays for the services of PGIM Quantitative Solutions.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.75% of the Fund’s average daily net assets up to $2 billion, 0.70% of the next $3 billion and 0.69% of the Fund’s average daily net assets over $5 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.75% for the year ended October 31, 2021.

44

The Manager has contractually agreed, through February 28, 2023, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.78% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30% and 1% of the average daily net assets of the Class A and Class C shares, respectively. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Fund.

For the year ended October 31, 2021, PIMS received $45,931 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2021, PIMS received $500 and $51 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

PGIM QMA International Equity Fund	45

Notes to Financial Statements (continued)

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2021, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2021, were $256,137,345 and $234,553,613, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2021, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund (1)(wa)
$—	$77,541,280	$75,563,048	$—	$—	$1,978,232	1,978,232	$3,711

PGIM Institutional Money Market Fund (1)(b)(wa)
2,142,391	44,060,235	45,510,265	(883)	387	691,865	692,280	1,062	(2)

$2,142,391	$121,601,515	$121,073,313	$(883)	$387	$2,670,097		$4,773

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

46

(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2021, the tax character of dividends paid by the Fund was $3,118,256 of ordinary income. For the year ended October 31, 2020, the tax character of dividends paid by the Fund was $5,103,660 of ordinary income.

As of October 31, 2021, the accumulated undistributed earnings on a tax basis were $5,897,249 of ordinary income and $18,404,639 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$223,279,039	$42,659,684	$(13,119,648)	$29,540,036

The difference between GAAP and tax basis were primarily due to deferred losses on wash sales, investments in passive foreign investment companies and other cost basis differences between financial and tax accounting.

The Fund utilized approximately $11,135,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2021.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2021 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made

PGIM QMA International Equity Fund	47

Notes to Financial Statements (continued)

within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 10,225,000,000 shares of common stock, $0.00001 par value per share, 700,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class A	100,000,000
Class B	5,000,000
Class C	100,000,000
Class Z	180,000,000
Class T	135,000,000
Class R6	180,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of October 31, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	25,997	0.1%
Class Z	59,594	3.1%
Class R6	4,151,316	60.7%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
1	14.2%	2	28.6%

48

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	522,326	$4,350,877
Shares issued in reinvestment of dividends and distributions	303,876	2,355,040
Shares purchased	(2,142,395)	(17,663,059)

Net increase (decrease) in shares outstanding before conversion	(1,316,193)	(10,957,142)
Shares issued upon conversion from other share class(es)	76,135	638,374
Shares purchased upon conversion into other share class(es)	(83,956)	(687,747)

Net increase (decrease) in shares outstanding	(1,324,014)	$(11,006,515)

Year ended October 31, 2020:
Shares sold	363,428	$2,502,991
Shares issued in reinvestment of dividends and distributions	543,821	4,029,714
Shares purchased	(3,165,455)	(21,483,425)

Net increase (decrease) in shares outstanding before conversion	(2,258,206)	(14,950,720)
Shares issued upon conversion from other share class(es)	161,310	1,060,950
Shares purchased upon conversion into other share class(es)	(115,083)	(742,300)

Net increase (decrease) in shares outstanding	(2,211,979)	$(14,632,070)

Class B
Period ended June 26, 2020*:
Shares sold	1,146	$8,082
Shares issued in reinvestment of dividends and distributions	2,005	14,254
Shares purchased	(11,027)	(74,364)

Net increase (decrease) in shares outstanding before conversion	(7,876)	(52,028)
Shares purchased upon conversion into other share class(es)	(145,104)	(906,295)

Net increase (decrease) in shares outstanding	(152,980)	$(958,323)

Class C
Year ended October 31, 2021:
Shares sold	63,864	$500,477
Shares issued in reinvestment of dividends and distributions	1,308	9,676
Shares purchased	(78,344)	(603,675)

Net increase (decrease) in shares outstanding before conversion	(13,172)	(93,522)
Shares purchased upon conversion into other share class(es)	(72,437)	(578,256)

Net increase (decrease) in shares outstanding	(85,609)	$(671,778)

Year ended October 31, 2020:
Shares sold	40,927	$274,529
Shares issued in reinvestment of dividends and distributions	7,008	49,758
Shares purchased	(78,307)	(518,507)

Net increase (decrease) in shares outstanding before conversion	(30,372)	(194,220)
Shares purchased upon conversion into other share class(es)	(23,655)	(154,655)

Net increase (decrease) in shares outstanding	(54,027)	$(348,875)

PGIM QMA International Equity Fund	49

Notes to Financial Statements (continued)

Class Z	Shares	Amount
Year ended October 31, 2021:
Shares sold	775,378	$6,613,085
Shares issued in reinvestment of dividends and distributions	34,694	270,616
Shares purchased	(312,006)	(2,648,533)

Net increase (decrease) in shares outstanding before conversion	498,066	4,235,168
Shares issued upon conversion from other share class(es)	77,788	642,192
Shares purchased upon conversion into other share class(es)	(587,122)	(5,149,861)

Net increase (decrease) in shares outstanding	(11,268)	$(272,501)

Year ended October 31, 2020:
Shares sold	483,883	$3,262,094
Shares issued in reinvestment of dividends and distributions	51,415	383,042
Shares purchased	(712,115)	(4,770,026)

Net increase (decrease) in shares outstanding before conversion	(176,817)	(1,124,890)
Shares issued upon conversion from other share class(es)	67,705	447,052
Shares purchased upon conversion into other share class(es)	(4,131)	(24,558)

Net increase (decrease) in shares outstanding	(113,243)	$(702,396)

Class R6
Year ended October 31, 2021:
Shares sold	5,725,833	$49,861,170
Shares issued in reinvestment of dividends and distributions	56,384	439,796
Shares purchased	(2,282,912)	(19,402,742)

Net increase (decrease) in shares outstanding before conversion	3,499,305	30,898,224
Shares issued upon conversion from other share class(es)	584,743	5,135,298

Net increase (decrease) in shares outstanding	4,084,048	$36,033,522

Year ended October 31, 2020:
Shares sold	4,369,581	$31,348,157
Shares issued in reinvestment of dividends and distributions	73,936	550,823
Shares purchased	(2,489,567)	(16,143,631)

Net increase (decrease) in shares outstanding before conversion	1,953,950	15,755,349
Shares issued upon conversion from other share class(es)	50,529	319,806

Net increase (decrease) in shares outstanding	2,004,479	$16,075,155

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021
Total Commitment	$ 1,200,000,000	$ 1,200,000,000

50

	Current SCA	Prior SCA
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2021. The average daily balance for the 39 days that the Fund had loans outstanding during the period was approximately $953,436, borrowed at a weighted average interest rate of 1.42%. The maximum loan outstanding amount during the period was $4,989,000. At October 31, 2021, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Active Trading Risk: The Fund actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Fund’s performance and have adverse tax consequences. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

Core Style Risk: The Fund’s core investment style may subject the Fund to risks of both value and growth investing. The portion of the Fund’s portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking higher than average capital growth. The portion of the portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Fund’s assessment of market conditions or a

PGIM QMA International Equity Fund	51

Notes to Financial Statements (continued)

company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Fund to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a

52

sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Geographic Concentration Risk: The Fund’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Illiquid Investments Risk: The Fund may invest in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Illiquid investments risk exists when particular investments made by the Fund are difficult to purchase or sell. The Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease.

PGIM QMA International Equity Fund	53

Notes to Financial Statements (continued)

Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Investments in China Risk: Investments in China subject the Fund to risks specific to China and may make it more volatile than other funds. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation.

China has experienced security concerns, such as terrorism and strained international relations. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the U.S., or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy or the Fund. For example, a series of executive orders issued between November 2020 and June 2021 prohibit the Fund from investing in certain companies identified by the U.S. government as “Chinese Military Industrial Complex Companies.” The restrictions in these executive orders may force the subadviser to sell certain positions and may restrict the Fund from future investments the subadviser deems otherwise attractive.

Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all

54

or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: Actively managed mutual funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these techniques will produce the desired results. Additionally, the investments selected by the subadviser may underperform the markets in general, the Fund’s benchmark and other mutual funds with similar investment objectives.

Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and mid-cap companies are less stable than the prices of large-cap stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

10.	Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in

PGIM QMA International Equity Fund	55

Notes to Financial Statements (continued)

part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

11.	Subsequent Event

Effective December 29, 2021, the Fund’s name will change from PGIM QMA International Equity Fund to PGIM Quant Solutions International Equity Fund.

56

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential World Fund, Inc. and Shareholders of PGIM QMA International Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM QMA International Equity Fund (one of the funds constituting Prudential World Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and financial highlights for each of the two years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 16, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 16, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM QMA International Equity Fund	57

Tax Information (unaudited)

For the year ended October 31, 2021, the Fund reports, the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentage of the ordinary income dividends paid as qualified dividend income (QDI):

QDI
PGIM QMA International Equity Fund	98.42%

For the year ended October 31, 2021, the Fund made an election to pass through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Fund in accordance with Section 853 of the Internal Revenue Code of the following amounts: $701,618 foreign tax credit from recognized foreign source income of $9,044,335.

In January 2022, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of dividends received by you in calendar year 2021.

58

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM QMA International Equity Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 92

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95

Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 91

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 94

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM QMA International Equity Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 94

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 95

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 1993; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

PGIM QMA International Equity Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 1974 Chief Compliance Officer

Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

Since July 2019

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Diana N. Huffman 1982 Assistant Secretary

Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).

Since March 2019

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and Head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.

Since October 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM QMA International Equity Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM QMA International Equity Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with QMA LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

[1]	PGIM QMA International Equity Fund is a series of Prudential World Fund, Inc.

PGIM QMA International Equity Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and QMA. The Board noted that QMA is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and QMA.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and QMA under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and QMA

The Board considered potential ancillary benefits that might be received by PGIM Investments, QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived

PGIM QMA International Equity Fund

Approval of Advisory Agreements (continued)

by PGIM Investments and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2020.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2020. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	4th Quartile	3rd Quartile	3rd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 3rd Quartile

●	The Board noted that the Fund underperformed its benchmark index over all periods.

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●

The Board considered PGIM Investments’ assertions that it expects relative returns to improve as markets normalize. In this regard, the Board also considered that the Fund outperformed its benchmark index and peer group (ranking in the 19th percentile) for the first quarter of 2021 and that the Fund outperformed its benchmark index for the one-, five- and ten-year periods and ranked in the second quartile for the one-year period ended March 31, 2021.

●	The Board noted the Fund’s recent portfolio management changes and improving performance.

●

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.78% for Class R6 shares through February 28, 2022.

●

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM QMA International Equity Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS
Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer ● Claudia DiGiacomo, Chief Legal Officer ● Dino Capasso, Chief Compliance Officer ● Jonathan Corbett, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Diana N. Huffman, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street
Newark, NJ 07102

SUBADVISER	PGIM Quantitative Solutions LLC	Gateway Center Two 100 Mulberry Street
Newark, NJ 07102

DISTRIBUTOR	Prudential Investment	655 Broad Street
	Management Services LLC	Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street
New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund	PO Box 9658
	Services LLC	Providence, RI 02940

INDEPENDENT REGISTERED	PricewaterhouseCoopers LLP	300 Madison Avenue
PUBLIC ACCOUNTING FIRM		New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue
New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM QMA International Equity Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

  Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QMA INTERNATIONAL EQUITY FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	PJRAX	PJRCX	PJIZX	PJRQX
CUSIP	743969859	743969875	743969883	743969578

MF190E

PGIM EMERGING MARKETS DEBT LOCAL

CURRENCY FUND

ANNUAL REPORT

OCTOBER 31, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:
We hope you find the annual report for the PGIM Emerging Markets Debt Local Currency Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2021.

The global economy and markets continued to recover throughout the period from the ongoing impact of the COVID-19 pandemic. The Federal Reserve slashed interest rates and kept them near zero to encourage borrowing. Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective COVID-19 vaccines received regulatory approval. Those measures were enough to offset the fear of rising inflation and supply chain challenges that threatened to disrupt growth.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

Throughout this volatile period, investors sought safety in fixed income. Investment-grade bonds in the US and the overall global bond market declined slightly during the period as the economy recovered, but emerging market debt rose. While the 10-year US Treasury yield hovered near record lows early in the period after a significant rally in interest rates, rates moved higher later on as investors began to focus on stronger economic growth and the prospects of higher inflation. The Fed also took several aggressive actions to keep the bond markets running smoothly, implementing many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1.5 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Emerging Markets Debt Local Currency Fund

December 15, 2021

PGIM Emerging Markets Debt Local Currency Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/21
	One Year (%)	Five Years (%)	Ten Years (%)

Class A
(with sales charges)	-1.13	1.24	-0.05
(without sales charges)	2.19	1.91	0.28

Class C
(with sales charges)	0.46	1.11	-0.48
(without sales charges)	1.44	1.11	-0.48
Class Z
(without sales charges)	2.63	2.18	0.61

Class R6
(without sales charges)	2.70	2.27	0.68

JP Morgan Government Bond Index-Emerging Markets Global Diversified Index
	0.84	1.96	0.37

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the JP Morgan Government Bond Index-Emerging Markets Global Diversified Index by portraying the initial account values at the beginning of the 10-year period (October 31, 2011) and the account values at the end of the current fiscal year (October 31, 2021), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Emerging Markets Debt Local Currency Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definitions

JP Morgan Government Bond Index-Emerging Markets Global Diversified Index—The JP Morgan Government Bond Index-Emerging Markets Global Diversified Index, an unmanaged index, is a comprehensive emerging markets debt benchmark that tracks local currency bonds issued by emerging market governments.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Distributions and Yields as of 10/31/21

	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

Class A	0.25	4.37	4.51

Class C	0.21	3.74	6.39

Class Z	0.28	4.93	4.20

Class R6	0.28	5.00	4.00

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

Credit Quality expressed as a percentage of total investments as of 10/31/21 (%)

AAA	1.6

AA	2.5

A	36.9

BBB	32.9

BB	16.4

B	3.8

CCC	0.9

Not Rated	2.7

Cash/Cash Equivalents	2.3

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

PGIM Emerging Markets Debt Local Currency Fund	7

Strategy and Performance Overview  (unaudited)

How did the Fund perform?

The PGIM Emerging Markets Debt Local Currency Fund’s Class Z shares returned 2.63% in the 12-month reporting period that ended October 31, 2021, outperforming the 0.84% return of the JP Morgan Government Bond Index–Emerging Markets Global Diversified Index (the Index).

What were the market conditions?

•

Following 2020’s abrupt sell-off and subsequent strong recovery, the first 10 months of 2021 produced mixed results for emerging market debt. As economies responded to the unprecedented monetary and fiscal stimulus programs, investor appetite for risk assets generally remained strong, and credit spreads continued to decline as higher beta countries’ yield levels brought investors searching for yields. (Higher beta means having more risk than the market in general.) However, rising inflation concerns entering 2021 resulted in higher US Treasury rates, which weighed on performance as markets priced in the stronger-than-anticipated US growth and the impact that fiscal stimulus and monetary policy would have on longer-term inflation dynamics.

•

In the first quarter of 2021, local rates produced negative returns, driven by a bear steepening (i.e., interest rates on long-term bonds rising faster than rates on short-term bonds) of the US yield curve and aggressive rate hikes by select emerging market central banks. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) Higher energy and food prices, along with the depreciation of many emerging market currencies, put additional pressure on the front, or short-term, end of yield curves. Meanwhile, emerging market currencies declined on the back of the US and global yield curve steepening and a slowdown in emerging market local inflows. A slower-than-expected COVID-19 vaccine administration in the European Union and virus flare-ups across Latin America also contributed to emerging market currency weakness.

•

The emerging market debt sector then benefited from renewed momentum in the second quarter of 2021. Local rates and emerging market currencies recovered on a weaker US dollar and a shifting focus from US growth to growth momentum in the rest of the world. However, the outlook for local rates grew less clear following the June Federal Open Market Committee meeting, with uncertainty around the timing of the Federal Reserve’s (the Fed’s) tapering of its monthly bond purchases requiring an extra risk premium while becoming more vulnerable to currency depreciation.

•

In the third quarter of 2021, emerging market debt performance was mixed against the backdrop of growing concerns around a regulatory crackdown in China, the potential for economic slowdowns triggered by the COVID-19 Delta variant, and contagion from the China property sector. In the final week of August, markets were buoyed by supportive economic measures from China and a dovish tone from Fed Chairman Jerome Powell, who clearly differentiated a rate-hiking cycle from a tapering of bond purchases, making it clear that conditions needed for raising the federal

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funds rate would be more stringent than those needed for tapering. Most local rate markets witnessed a relief rally in July and August before underperforming in September due, in part, to high inflation prints and continued central bank hawkishness. Emerging market currencies saw a continuation of declines in July and the first three weeks of August, with commodity and cyclical currencies underperforming, but rallied after Powell failed to provide a timeline for tapering at the Fed’s Jackson Hole Economic Symposium. Emerging market currencies then weakened in September amid concerns over slowing global growth, an uncertain Fed policy, and inflation in both developed and emerging economies.

•

Over the last month of the reporting period, most emerging market countries outside of Asia continued to underperform, in part due to high inflation prints and central bank hawkishness. Meanwhile, emerging market currencies saw a soft rebound in October 2021 versus the US dollar on higher commodities and lower US real yields.

What worked?

•

Overall country selection and issue selection both contributed to the Fund’s performance over the reporting period. Long duration positioning in Indonesia sovereign bonds—along with short duration positioning in South Africa, Brazil, and Colombia sovereign bonds—contributed to performance. Sovereign bond positioning in Mexico, South Africa, and Brazil also contributed. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

•	The Fund’s allocation to out-of-Index hard currency bonds was also positive, with positioning in Angola, Mexico, Gabon, and South Africa sovereign bonds contributing to returns.

•	Overall currency selection was positive, with overweight positioning to the Russian ruble, Turkish lira, Mexican peso, and Indonesian rupiah relative to the Index contributing.

What didn’t work?

•	Long duration positioning in Russia, Mexico, Turkey, and South Korea sovereign bonds detracted from the Fund’s returns over the reporting period.

•	Sovereign bond positioning in Indonesia, Malaysia, and Poland also detracted from performance.

•	Within currencies, underweight positioning in the South African rand and Colombian peso, along with overweight positioning in the Brazilian real, relative to the Index detracted from returns.

Did the Fund use derivatives?

Currency positioning in the Fund was partially facilitated by the use of currency forward and option contracts. During the reporting period, the Fund’s currency positioning contributed to relative performance. The Fund also used futures and interest rate swaps,

PGIM Emerging Markets Debt Local Currency Fund	9

Strategy and Performance Overview (continued)

in part, to help manage duration and yield curve exposure, which collectively had a negative impact on performance.

Current outlook

•

While PGIM Fixed Income continues to expect differentiated performance across both emerging market debt sectors and issuers, given a post-Delta variant recovery in the growth outlook, some relief from supply-chain backlogs, and the near-term avoidance of a Fed policy mistake, its base case is that emerging market debt assets should, at worst, move sideways. Emerging market growth will slow in 2022, in PGIM Fixed Income’s view, due to fiscal, political, and China headwinds, making bottom-up fundamental credit selection all the more critical.

•

Emerging market hard currency assets remain PGIM Fixed Income’s highest conviction, as it continues to emphasize a “barbell,” consisting of overweight positioning to front-end/higher-yielding credits and long-end/higher-quality credits to ensure it has the right mix of assets that can potentially perform well in varying market scenarios.

•

In local bonds, PGIM Fixed Income’s base case is that dispersion in countries will continue and that it is too early for emerging market central banks to become less hawkish. That said, given the recent repricing of emerging market rates, it is looking for signals to become more constructive.

•	PGIM Fixed Income believes the bar is high for emerging market currencies to see sustained strength as the Fed begins to taper its asset purchases and global growth slows.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2021. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Emerging Markets Debt Local Currency Fund	11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Emerging Markets Debt Local Currency Fund		Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 972.00	1.13%	$5.62

	Hypothetical	$1,000.00	$1,019.51	1.13%	$5.75

Class C	Actual	$1,000.00	$ 968.70	1.88%	$9.33

	Hypothetical	$1,000.00	$1,015.73	1.88%	$9.55

Class Z	Actual	$1,000.00	$ 972.70	0.72%	$3.58

	Hypothetical	$1,000.00	$1,021.58	0.72%	$3.67

Class R6	Actual	$1,000.00	$ 974.80	0.65%	$3.24

	Hypothetical	$1,000.00	$1,021.93	0.65%	$3.31

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2021, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 95.9%

CORPORATE BONDS 7.4%

Brazil 0.3%

JSM Global Sarl, Gtd. Notes, 144A	4.750%	10/20/30		200	$190,300

Jamaica 0.4%

Digicel Ltd., Gtd. Notes	6.750	03/01/23		235	227,267

Malaysia 0.4%

Gohl Capital Ltd., Gtd. Notes	4.250	01/24/27		200	207,698

Mexico 1.9%

America Movil SAB de CV, Sr. Unsec’d. Notes	6.450	12/05/22	MXN	14,250	689,066
Petroleos Mexicanos,
Gtd. Notes	6.490	01/23/27		55	58,526
Gtd. Notes	6.500	03/13/27		80	85,280
Gtd. Notes, MTN	6.875	08/04/26		195	212,954

					1,045,826

Russia 2.2%

Gazprom Capital OOO,
Gtd. Notes, Series BO03	7.150(cc)	02/15/28	RUB	45,000	608,188
Gtd. Notes, Series BO05	8.900(cc)	02/03/27	RUB	42,000	600,698

					1,208,886

South Africa 0.7%

Eskom Holdings SOC Ltd., Sr. Unsec’d. Notes, 144A, MTN	6.750	08/06/23		200	206,553
Sasol Financing USA LLC, Gtd. Notes	5.875	03/27/24		200	211,094

					417,647

Supranational Bank 1.5%

European Bank for Reconstruction & Development,
Sr. Unsec’d. Notes, EMTN	7.500	05/15/22	IDR	900,000	64,490
Sr. Unsec’d. Notes, GMTN	6.450	12/13/22	IDR	7,500,000	540,504

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    13

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Supranational Bank (cont’d.)

European Investment Bank,
Sr. Unsec’d. Notes, EMTN	12.576%(s)	09/05/22	TRY	1,260	$114,288
Sr. Unsec’d. Notes, EMTN	3.000	05/24/24	PLN	600	152,853

					872,135

TOTAL CORPORATE BONDS (cost $4,500,122)					4,169,759

FOREIGN TREASURY OBLIGATION 1.1%

Brazil

Brazil Letras do Tesouro Nacional, (cost $700,637)	6.144(s)	01/01/24	BRL	4,318	595,330

SOVEREIGN BONDS 87.4%

Angola 0.8%

Angolan Government International Bond, Sr. Unsec’d. Notes	9.500	11/12/25		400	433,555

Argentina 0.6%

Argentine Republic Government International Bond, Sr. Unsec’d. Notes	0.500(cc)	07/09/30		466	159,611
Sr. Unsec’d. Notes	1.000	07/09/29		24	8,640
Provincia de Buenos Aires, Sr. Unsec’d. Notes, 144A, MTN	3.900(cc)	09/01/37		332	146,810

					315,061

Brazil 3.5%

Brazil Minas SPE via State of Minas Gerais, Gov’t. Gtd. Notes	5.333	02/15/28		165	174,496
Brazil Notas do Tesouro Nacional,
Notes, Series B	6.000	08/15/30	BRL	1,725	315,244
Notes, Series NTNF	10.000	01/01/23	BRL	3,422	592,277
Notes, Series NTNF	10.000	01/01/25	BRL	3,843	643,878
Notes, Series NTNF	10.000	01/01/27	BRL	1,214	198,208
Notes, Series NTNF	10.000	01/01/31	BRL	200	31,379
Brazilian Government International Bond, Sr. Unsec’d. Notes	8.500	01/05/24	BRL	54	9,149

					1,964,631

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Chile 2.2%

Bonos de la Tesoreria de la Republica en pesos,
Bonds	4.500%	03/01/26	CLP	280,000	$328,241
Bonds	5.000	03/01/35	CLP	115,000	125,773
Bonds, 144A	5.000	10/01/28	CLP	110,000	127,891
Bonds, Series 30YR	6.000	01/01/43(a)	CLP	135,000	158,070
Unsec’d. Notes, 144A	2.300	10/01/28	CLP	175,000	170,952
Unsec’d. Notes, 144A	2.800	10/01/33	CLP	50,000	43,970
Unsec’d. Notes, 144A	4.700	09/01/30	CLP	250,000	280,377

					1,235,274

China 10.7%

China Government Bond,
Bonds, Series 1906	3.290	05/23/29	CNH	3,690	588,670
Bonds, Series 1910	3.860	07/22/49	CNH	1,610	264,974
Bonds, Series INBK	1.990	04/09/25	CNH	6,500	988,352
Bonds, Series INBK	2.680	05/21/30	CNH	7,700	1,165,878
Bonds, Series INBK	2.850	06/04/27	CNH	10,500	1,634,538
Bonds, Series INBK	3.010	05/13/28	CNH	2,000	313,241
Bonds, Series INBK	3.270	11/19/30	CNH	3,000	478,102
Unsec’d. Notes, Series INBK	3.030	03/11/26	CNH	2,500	393,658
Unsec’d. Notes, Series INBK	3.810	09/14/50	CNH	1,000	163,694

					5,991,107

Colombia 3.8%

Colombian TES,
Bonds, Series B	5.750	11/03/27	COP	250,000	61,041
Bonds, Series B	6.000	04/28/28	COP	2,121,000	517,248
Bonds, Series B	6.250	11/26/25	COP	1,000,000	259,884
Bonds, Series B	7.000	06/30/32	COP	1,637,900	400,930
Bonds, Series B	7.250	10/18/34	COP	777,800	190,735
Bonds, Series B	7.250	10/26/50	COP	210,000	48,034
Bonds, Series B	7.500	08/26/26	COP	1,150,900	309,700
Bonds, Series B	7.750	09/18/30	COP	500,000	132,328
Bonds, Series G	7.000	03/26/31	COP	601,800	149,118
Sr. Unsec’d. Notes	3.750	06/16/49	COP	186,781	47,429

					2,116,447

Czech Republic 2.5%

Czech Republic Government Bond,
Bonds, Series 049	4.200	12/04/36	CZK	2,000	107,015

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    15

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Czech Republic (cont’d.)

Czech Republic Government Bond, (cont’d.)
Bonds, Series 078	2.500%	08/25/28	CZK	2,100	$93,056
Bonds, Series 094	0.950	05/15/30	CZK	8,230	321,258
Bonds, Series 095	1.000	06/26/26	CZK	3,000	124,581
Bonds, Series 100	0.250	02/10/27	CZK	6,210	245,193
Bonds, Series 103	2.000	10/13/33	CZK	4,790	200,544
Bonds, Series 105	2.750	07/23/29	CZK	3,500	157,847
Bonds, Series 121	1.200	03/13/31	CZK	3,300	130,373

					1,379,867

Dominican Republic 0.3%

Dominican Republic International Bond,
Sr. Unsec’d. Notes	9.750	06/05/26	DOP	8,000	166,313

Hungary 3.3%

Hungary Government Bond,
Bonds, Series 25/B	5.500	06/24/25	HUF	175,530	613,798
Bonds, Series 26/D	2.750	12/22/26	HUF	70,000	218,543
Bonds, Series 26/E	1.500	04/22/26	HUF	115,000	343,708
Bonds, Series 27/A	3.000	10/27/27	HUF	42,680	133,366
Bonds, Series 28/A	6.750	10/22/28	HUF	76,680	293,730
Bonds, Series 34/A	2.250	06/22/34	HUF	24,810	65,449
Bonds, Series 38/A	3.000	10/27/38	HUF	21,890	59,659
Bonds, Series 51/G	4.000	04/28/51	HUF	29,330	90,132

					1,818,385

Indonesia 11.5%

Indonesia Treasury Bond,
Bonds, Series 056	8.375	09/15/26	IDR	8,632,000	692,242
Bonds, Series 059	7.000	05/15/27	IDR	7,065,000	536,277
Bonds, Series 064	6.125	05/15/28	IDR	2,400,000	173,423
Bonds, Series 065	6.625	05/15/33	IDR	3,200,000	227,637
Bonds, Series 068	8.375	03/15/34	IDR	6,268,000	500,206
Bonds, Series 070	8.375	03/15/24	IDR	1,410,000	108,798
Bonds, Series 071	9.000	03/15/29	IDR	4,952,000	409,091
Bonds, Series 072	8.250	05/15/36	IDR	3,816,000	303,284
Bonds, Series 073	8.750	05/15/31	IDR	4,940,000	409,167
Bonds, Series 075	7.500	05/15/38	IDR	4,496,000	333,300
Bonds, Series 077	8.125	05/15/24	IDR	3,500,000	270,135
Bonds, Series 078	8.250	05/15/29	IDR	5,050,000	401,696
Bonds, Series 079	8.375	04/15/39	IDR	400,000	31,903

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Indonesia (cont’d.)

Indonesia Treasury Bond, (cont’d.)
Bonds, Series 080	7.500%	06/15/35	IDR	3,870,000	$289,705
Bonds, Series 081	6.500	06/15/25	IDR	7,400,000	550,853
Bonds, Series 082	7.000	09/15/30	IDR	6,515,000	485,138
Bonds, Series 083	7.500	04/15/40	IDR	3,040,000	225,383
Bonds, Series 087	6.500	02/15/31	IDR	7,023,000	507,287

					6,455,525

Ivory Coast 0.2%

Ivory Coast Government International Bond,
Sr. Unsec’d. Notes	5.250	03/22/30	EUR	115	136,697

Malaysia 9.4%

1MDB Global Investments Ltd.,
Sr. Unsec’d. Notes	4.400	03/09/23		1,000	1,004,326
Malaysia Government Bond,
Bonds, Series 0115	3.955	09/15/25	MYR	1,650	412,268
Bonds, Series 0118	3.882	03/14/25	MYR	1,977	492,297
Bonds, Series 0217	4.059	09/30/24	MYR	335	83,895
Bonds, Series 0219	3.885	08/15/29	MYR	2,200	541,170
Bonds, Series 0307	3.502	05/31/27	MYR	500	121,722
Bonds, Series 0310	4.498	04/15/30	MYR	400	102,173
Bonds, Series 0311	4.392	04/15/26	MYR	285	72,406
Bonds, Series 0316	3.900	11/30/26	MYR	2,625	653,600
Bonds, Series 0317	4.762	04/07/37	MYR	1,022	261,122
Bonds, Series 0411	4.232	06/30/31	MYR	280	70,034
Bonds, Series 0413	3.844	04/15/33	MYR	390	92,907
Bonds, Series 0415	4.254	05/31/35	MYR	700	172,714
Bonds, Series 0417	3.899	11/16/27	MYR	1,370	340,197
Bonds, Series 0419	3.828	07/05/34	MYR	500	116,992
Bonds, Series 0513	3.733	06/15/28	MYR	1,480	362,902
Bonds, Series 0519	3.757	05/22/40	MYR	900	205,303
Malaysia Government Investment Issue,
Bonds, Series 0617	4.724	06/15/33	MYR	600	154,389

					5,260,417

Mexico 4.1%

Mexican Bonos,
Bonds, Series M	7.750	05/29/31	MXN	8,210	405,581
Bonds, Series M	8.000	11/07/47	MXN	8,628	421,653
Bonds, Series M20	7.500	06/03/27	MXN	6,264	305,891

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    17

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Mexico (cont’d.)

Mexican Bonos, (cont’d.)
Bonds, Series M30	10.000%	11/20/36	MXN	2,355	$138,261
Sr. Unsec’d. Notes, Series M	7.750	11/13/42	MXN	5,400	257,871
Sr. Unsec’d. Notes, Series M20	8.500	05/31/29	MXN	2,500	128,787
Sr. Unsec’d. Notes, Series M30	8.500	11/18/38	MXN	7,000	359,345
Mexican Udibonos,
Bonds, Series S	2.750	11/27/31	MXN	2,956	141,544
Bonds, Series S	4.500	12/04/25	MXN	3,015	159,025

					2,317,958

Nigeria 0.4%

Nigeria Government International Bond, Sr. Unsec’d. Notes	7.625	11/21/25		200	217,651

Pakistan 1.1%

Pakistan Government International Bond, Sr. Unsec’d. Notes	8.250	09/30/25		200	217,415
Third Pakistan International Sukuk Co. Ltd. (The), Sr. Unsec’d. Notes, 144A	5.625	12/05/22		400	409,760

					627,175

Peru 2.5%

Peru Government Bond,
Bonds	5.940	02/12/29	PEN	1,360	351,905
Bonds	6.950	08/12/31	PEN	190	51,422
Sr. Unsec’d. Notes	5.350	08/12/40	PEN	1,000	211,816
Sr. Unsec’d. Notes	5.400	08/12/34	PEN	580	132,753
Sr. Unsec’d. Notes	6.150	08/12/32	PEN	855	216,352
Peruvian Government International Bond,
Sr. Unsec’d. Notes	6.350	08/12/28	PEN	435	115,503
Sr. Unsec’d. Notes	6.850	02/12/42	PEN	245	61,205
Sr. Unsec’d. Notes	6.900	08/12/37	PEN	521	132,056
Sr. Unsec’d. Notes	6.950	08/12/31	PEN	478	129,478

					1,402,490

Philippines 0.2%

Philippine Government Bond, Bonds, Series 1060	3.625	09/09/25	PHP	5,600	112,496

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Poland 4.6%

Republic of Poland Government Bond,
Bonds, Series 0428	2.750%	04/25/28	PLN	1,480	$376,830
Bonds, Series 0725	3.250	07/25/25	PLN	761	197,828
Bonds, Series 0726	2.500	07/25/26	PLN	3,740	945,734
Bonds, Series 0727	2.500	07/25/27	PLN	1,600	402,847
Bonds, Series 1026	0.250	10/25/26	PLN	280	63,209
Bonds, Series 1029	2.750	10/25/29	PLN	1,740	439,883
Bonds, Series 1030	1.250	10/25/30	PLN	750	166,284

					2,592,615

Romania 2.2%

Romania Government Bond,
Bonds, Series 05YR	3.650	07/28/25	RON	1,000	227,740
Bonds, Series 05YR	4.250	06/28/23	RON	1,145	269,157
Bonds, Series 07YR	3.250	04/29/24	RON	750	172,106
Bonds, Series 07YR	4.850	04/22/26	RON	980	232,330
Bonds, Series 10YR	5.000	02/12/29	RON	500	117,929
Bonds, Series 10YR	5.850	04/26/23	RON	460	110,572
Bonds, Series 15YR	3.650	09/24/31	RON	590	124,731

					1,254,565

Russia 4.8%

Russian Federal Bond - OFZ,
Bonds, Series 6212	7.050	01/19/28	RUB	15,495	206,946
Bonds, Series 6218	8.500	09/17/31	RUB	16,712	242,783
Bonds, Series 6219	7.750	09/16/26	RUB	12,000	165,975
Bonds, Series 6221	7.700	03/23/33	RUB	14,280	196,601
Bonds, Series 6224	6.900	05/23/29	RUB	27,635	364,420
Bonds, Series 6228	7.650	04/10/30	RUB	22,600	310,858
Bonds, Series 6229	7.150	11/12/25	RUB	7,500	101,605
Bonds, Series 6230	7.700	03/16/39	RUB	13,030	178,939
Bonds, Series 6232	6.000	10/06/27	RUB	8,500	107,958
Bonds, Series 6235	5.900	03/12/31	RUB	56,110	680,633
Russian Federal Inflation Linked Bond, Unsec’d. Notes, Series 2003	2.500	07/17/30	RUB	8,205	110,792

					2,667,510

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    19

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Serbia 0.3%

Serbia Treasury Bonds,
Bonds, Series 07YR	4.500%	01/11/26	RSD	9,460	$97,878
Bonds, Series 12.5	4.500	08/20/32	RSD	6,240	63,614

					161,492

South Africa 8.8%

Republic of South Africa Government Bond,
Sr. Unsec’d. Notes, Series 2023	7.750	02/28/23	ZAR	1,500	100,878
Sr. Unsec’d. Notes, Series 2030	8.000	01/31/30	ZAR	11,395	677,309
Sr. Unsec’d. Notes, Series 2032	8.250	03/31/32	ZAR	8,470	486,217
Sr. Unsec’d. Notes, Series 2035	8.875	02/28/35	ZAR	7,825	451,799
Sr. Unsec’d. Notes, Series 2037	8.500	01/31/37	ZAR	6,520	355,266
Sr. Unsec’d. Notes, Series 2040	9.000	01/31/40	ZAR	4,130	230,615
Sr. Unsec’d. Notes, Series 2044	8.750	01/31/44	ZAR	5,485	295,412
Sr. Unsec’d. Notes, Series 2048	8.750	02/28/48	ZAR	10,375	557,142
Sr. Unsec’d. Notes, Series R186	10.500	12/21/26	ZAR	13,661	979,531
Sr. Unsec’d. Notes, Series R209	6.250	03/31/36	ZAR	3,850	173,149
Sr. Unsec’d. Notes, Series R213	7.000	02/28/31	ZAR	7,550	406,326
Sr. Unsec’d. Notes, Series R214	6.500	02/28/41	ZAR	4,470	190,045

					4,903,689

Thailand 7.3%

Thailand Government Bond,
Bonds	1.600	12/17/29	THB	12,605	377,080
Bonds	2.000	06/17/42	THB	3,240	86,361
Bonds	2.875	12/17/28	THB	19,480	639,221
Bonds	2.875	06/17/46	THB	6,065	184,804
Bonds	3.300	06/17/38	THB	10,300	338,391
Bonds	3.400	06/17/36	THB	9,585	318,219
Sr. Unsec’d. Notes	1.600	06/17/35	THB	7,100	194,347
Sr. Unsec’d. Notes	1.875	06/17/49	THB	1,063	26,379
Sr. Unsec’d. Notes	2.000	12/17/31	THB	8,410	253,926
Sr. Unsec’d. Notes	2.125	12/17/26	THB	17,450	550,004
Sr. Unsec’d. Notes	3.625	06/16/23	THB	8,530	269,520
Sr. Unsec’d. Notes	3.650	06/20/31	THB	11,335	392,892
Sr. Unsec’d. Notes	3.775	06/25/32	THB	13,125	457,537

					4,088,681

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Turkey 1.1%

Turkey Government Bond,
Bonds	8.500%	09/14/22	TRY	395	$38,385
Bonds	8.800	09/27/23	TRY	500	44,728
Bonds	9.000	07/24/24	TRY	2,700	226,364
Bonds	12.200	01/18/23	TRY	2,315	227,013
Bonds	12.400	03/08/28	TRY	1,000	78,436

					614,926

Ukraine 1.0%

Ukraine Government International Bond,
Bonds	17.000	05/11/22	UAH	500	19,559
Bonds, 144A	11.670	11/22/23	UAH	2,414	89,980
Sr. Unsec’d. Notes	6.750	06/20/26	EUR	150	186,613
Sr. Unsec’d. Notes	7.750	09/01/24		222	239,375
Unsec’d. Notes, 144A	17.250	01/05/22	UAH	1,328	51,054

					586,581

Uruguay 0.2%

Uruguay Government International Bond,
Sr. Unsec’d. Notes	9.875	06/20/22	UYU	3,260	75,003
Sr. Unsec’d. Notes, 144A	8.500	03/15/28	UYU	1,870	43,620

					118,623

TOTAL SOVEREIGN BONDS (cost $51,529,348)					48,939,731

TOTAL LONG-TERM INVESTMENTS (cost $56,730,107)					53,704,820

			Shares

SHORT-TERM INVESTMENTS 1.7%

AFFILIATED MUTUAL FUNDS 1.4%
PGIM Core Ultra Short Bond Fund(wa)				586,842	586,842

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    21

Schedule of Investments  (continued)

as of October 31, 2021

Description	Shares	Value

AFFILIATED MUTUAL FUNDS (Continued)
PGIM Institutional Money Market Fund (cost $219,283; includes $219,273 of cash collateral for securities on loan)(b)(wa)	219,395	$219,262

TOTAL AFFILIATED MUTUAL FUNDS (cost $806,125)		806,104

OPTIONS PURCHASED*~ 0.3% (cost $125,914)		136,000

TOTAL SHORT-TERM INVESTMENTS (cost $932,039)		942,104

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 97.6% (cost $57,662,146)		54,646,924

OPTIONS WRITTEN*~ (0.1)%
(premiums received $85,437)		(85,449)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 97.5%
(cost $57,576,709)		54,561,475

Other assets in excess of liabilities(z) 2.5%		1,421,872

NET ASSETS 100.0%		$55,983,347

Below is a list of the abbreviation(s) used in the annual report:

AUD—Australian Dollar

BRL—Brazilian Real

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

DOP—Dominican Peso

EUR—Euro

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RON—Romanian Leu

RUB—Russian Ruble

SGD—Singapore Dollar

THB—Thai Baht

See Notes to Financial Statements.

22

TRY—Turkish Lira

TWD—New Taiwanese Dollar

UAH—Ukraine Hryvna

USD—US Dollar

UYU—Uruguayan Peso

ZAR—South African Rand

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

BROIS—Brazil Overnight Index Swap

BUBOR—Budapest Interbank Offered Rate

CLOIS—Sinacofi Chile Interbank Rate Average

COOIS—Colombia Overnight Interbank Reference Rate

EMTN—Euro Medium Term Note

GMTN—Global Medium Term Note

JIBAR—Johannesburg Interbank Agreed Rate

KLIBOR—Kuala Lumpur Interbank Offered Rate

KWCDC—Korean Won Certificate of Deposit

LIBOR—London Interbank Offered Rate

M—Monthly payment frequency for swaps

MIBOR—Mumbai Interbank Offered Rate

MosPRIME—Moscow Prime Offered Rate

MTN—Medium Term Note

OFZ—Obligatsyi Federal’novo Zaima (Federal Loan Obligations)

OTC—Over-the-counter

PRIBOR—Prague Interbank Offered Rate

Q—Quarterly payment frequency for swaps

S—Semiannual payment frequency for swaps

T—Swap payment upon termination

THBFIX—Thai Baht Interest Rate Fixing

WIBOR—Warsaw Interbank Offered Rate

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $159,312; cash collateral of $219,273 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    23

Schedule of Investments  (continued)

as of October 31, 2021

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value

Currency Option USD vs IDR	Call	Morgan Stanley & Co. International PLC	04/28/22	16,500.00	—	684	$1,733
Currency Option USD vs IDR	Call	JPMorgan Chase Bank, N.A.	04/28/22	24,500.00	—	684	57
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	12/10/21	21.00	—	851	7,082
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	01/04/22	21.00	—	1,400	13,923
Currency Option USD vs RUB	Call	JPMorgan Chase Bank, N.A.	11/19/21	75.00	—	455	505
Currency Option USD vs RUB	Call	JPMorgan Chase Bank, N.A.	01/11/22	81.00	—	2,240	3,436
Currency Option USD vs TRY	Call	Goldman Sachs International	12/22/21	9.00	—	455	40,670
Currency Option USD vs TRY	Call	Goldman Sachs International	01/11/22	9.75	—	284	12,486
Currency Option USD vs ZAR	Call	Goldman Sachs International	11/04/21	15.50	—	519	1,735
Currency Option USD vs ZAR	Call	Goldman Sachs International	01/18/22	15.50	—	1,037	28,131
Currency Option USD vs ZAR	Call	Morgan Stanley & Co. International PLC	01/18/22	16.00	—	1,037	17,016
Currency Option USD vs IDR	Put	JPMorgan Chase Bank, N.A.	04/28/22	14,300.00	—	684	9,131
Currency Option USD vs MXN	Put	Morgan Stanley & Co. International PLC	11/09/21	17.80	—	1,223	—
Currency Option USD vs RUB	Put	JPMorgan Chase Bank, N.A.	11/19/21	67.00	—	606	53
Currency Option USD vs TRY	Put	Goldman Sachs International	11/04/21	7.80	—	181	—
Currency Option USD vs TRY	Put	JPMorgan Chase Bank, N.A.	11/04/21	8.00	—	568	—
Currency Option USD vs TRY	Put	JPMorgan Chase Bank, N.A.	11/19/21	8.00	—	284	8
Currency Option USD vs TRY	Put	Goldman Sachs International	01/11/22	7.60	—	284	34
Currency Option USD vs ZAR	Put	JPMorgan Chase Bank, N.A.	11/12/21	12.50	—	1,037	—

Total Options Purchased (cost $125,914)							$136,000

See Notes to Financial Statements.

24

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value

Currency Option USD vs IDR	Call	JPMorgan Chase Bank, N.A.	04/28/22	16,500.00	—	684	$(1,733)
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	12/10/21	22.00	—	851	(1,624)
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	01/04/22	22.00	—	1,400	(4,123)
Currency Option USD vs TRY	Call	Goldman Sachs International	12/22/21	10.00	—	455	(10,801)
Currency Option USD vs TRY	Call	Goldman Sachs International	01/11/22	10.25	—	284	(7,120)
Currency Option USD vs ZAR	Call	JPMorgan Chase Bank, N.A.	11/04/21	15.50	—	519	(1,735)
Currency Option USD vs ZAR	Call	Goldman Sachs International	01/18/22	16.00	—	1,037	(17,016)
Currency Option USD vs ZAR	Call	Goldman Sachs International	01/18/22	16.50	—	1,037	(10,294)
Currency Option USD vs IDR	Put	Morgan Stanley & Co. International PLC	04/28/22	14,300.00	—	684	(9,131)
Currency Option USD vs RUB	Put	JPMorgan Chase Bank, N.A.	11/19/21	72.00	—	606	(10,269)
Currency Option USD vs TRY	Put	Goldman Sachs International	11/04/21	8.80	—	181	(1)
Currency Option USD vs TRY	Put	JPMorgan Chase Bank, N.A.	11/04/21	8.90	—	284	(4)
Currency Option USD vs TRY	Put	JPMorgan Chase Bank, N.A.	11/19/21	10.00	—	284	(11,022)
Currency Option USD vs TRY	Put	Goldman Sachs International	01/11/22	8.80	—	284	(576)

Total Options Written (premiums received $85,437)							$(85,449)

Futures contracts outstanding at October 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Short Positions:
8	2 Year U.S. Treasury Notes	Dec. 2021	$1,754,000	$7,396
3	5 Year Euro-Bobl	Dec. 2021	463,880	7,072
12	5 Year U.S. Treasury Notes	Dec. 2021	1,461,000	19,487
4	10 Year U.S. Treasury Notes	Dec. 2021	522,812	10,706
1	Euro Schatz Index	Dec. 2021	129,426	386

				$45,047

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    25

Schedule of Investments  (continued)

as of October 31, 2021

Forward foreign currency exchange contracts outstanding at October 31, 2021:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/19/22	HSBC Bank PLC	AUD	196	$144,171	$147,441	$ 3,270	$ —
Brazilian Real,
Expiring 11/03/21	Credit Suisse International	BRL	14,139	2,655,524	2,502,753	—	(152,771)
Expiring 11/03/21	Deutsche Bank AG	BRL	523	94,000	92,568	—	(1,432)
Expiring 11/03/21	Goldman Sachs International	BRL	254	46,000	45,018	—	(982)
Expiring 11/03/21	JPMorgan Chase Bank, N.A.	BRL	554	102,000	98,109	—	(3,891)
Expiring 11/03/21	JPMorgan Chase Bank, N.A.	BRL	356	67,000	63,011	—	(3,989)
Expiring 12/02/21	Credit Suisse International	BRL	15,339	2,695,428	2,699,650	4,222	—
Expiring 12/02/21	JPMorgan Chase Bank, N.A.	BRL	1,454	256,314	255,928	—	(386)
Chilean Peso,
Expiring 12/15/21	Barclays Bank PLC	CLP	128,802	158,000	157,492	—	(508)
Expiring 12/15/21	BNP Paribas S.A.	CLP	101,776	123,000	124,447	1,447	—
Expiring 12/15/21	BNP Paribas S.A.	CLP	92,611	113,355	113,240	—	(115)
Expiring 12/15/21	BNP Paribas S.A.	CLP	53,456	64,000	65,363	1,363	—
Expiring 12/15/21	Citibank, N.A.	CLP	97,121	122,000	118,755	—	(3,245)
Expiring 12/15/21	Citibank, N.A.	CLP	72,138	90,000	88,206	—	(1,794)
Expiring 12/15/21	UBS AG	CLP	105,677	132,000	129,216	—	(2,784)
Chinese Renminbi,
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	11,464	1,756,471	1,786,539	30,068	—
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	1,412	219,000	220,113	1,113	—
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	1,392	216,000	216,899	899	—
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	1,013	157,000	157,930	930	—
Expiring 11/18/21	Morgan Stanley & Co. International PLC	CNH	1,438	222,000	224,155	2,155	—
Expiring 11/18/21	Standard Chartered Bank	CNH	1,947	304,000	303,368	—	(632)
Colombian Peso,
Expiring 12/15/21	Goldman Sachs International	COP	356,704	94,000	94,420	420	—
Expiring 12/15/21	Goldman Sachs International	COP	103,000	27,566	27,264	—	(302)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	COP	437,916	115,907	115,916	9	—
Czech Koruna,
Expiring 01/19/22	Barclays Bank PLC	CZK	17,858	810,067	801,821	—	(8,246)

See Notes to Financial Statements.

26

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Czech Koruna (cont’d.),
Expiring 01/19/22	BNP Paribas S.A.	CZK	2,597	$117,000	$116,581	$ —	$ (419)
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	CZK	1,796	80,730	80,626	—	(104)
Hungarian Forint,
Expiring 01/19/22	Citibank, N.A.	HUF	69,411	223,698	222,229	—	(1,469)
Expiring 01/19/22	Goldman Sachs International	HUF	37,599	121,000	120,378	—	(622)
Expiring 01/19/22	HSBC Bank PLC	HUF	41,030	132,000	131,364	—	(636)
Expiring 01/19/22	HSBC Bank PLC	HUF	39,955	128,000	127,920	—	(80)
Indian Rupee,
Expiring 12/15/21	Citibank, N.A.	INR	29,141	394,697	386,523	—	(8,174)
Expiring 12/15/21	Citibank, N.A.	INR	14,971	203,000	198,575	—	(4,425)
Expiring 12/15/21	HSBC Bank PLC	INR	14,679	199,000	194,699	—	(4,301)
Expiring 12/15/21	HSBC Bank PLC	INR	13,870	188,000	183,969	—	(4,031)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	INR	11,369	153,000	150,790	—	(2,210)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	INR	11,301	152,000	149,896	—	(2,104)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	INR	20,007	267,000	265,371	—	(1,629)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	INR	12,382	165,000	164,232	—	(768)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	INR	11,554	153,000	153,245	245	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	INR	11,532	153,000	152,959	—	(41)
Expiring 12/15/21	Standard Chartered Bank	INR	18,480	245,000	245,114	114	—
Expiring 12/15/21	UBS AG	INR	21,221	285,000	281,468	—	(3,532)
Indonesian Rupiah,
Expiring 12/15/21	Citibank, N.A.	IDR	2,725,916	186,873	190,682	3,809	—
Expiring 12/15/21	Goldman Sachs International	IDR	2,754,984	191,000	192,716	1,716	—
Expiring 12/15/21	HSBC Bank PLC	IDR	3,358,812	233,000	234,954	1,954	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	IDR	6,117,319	427,635	427,916	281	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	IDR	1,952,552	136,000	136,584	584	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	IDR	3,133,750	218,000	219,211	1,211	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	IDR	2,357,746	164,000	164,928	928	—

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    27

Schedule of Investments  (continued)

as of October 31, 2021

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indonesian Rupiah (cont’d.),
Expiring 12/15/21	Morgan Stanley & Co. International PLC	IDR	1,921,115	$131,000	$134,385	$3,385	$—
Israeli Shekel,
Expiring 12/15/21	Barclays Bank PLC	ILS	538	168,000	170,058	2,058	—
Japanese Yen,
Expiring 01/19/22	Barclays Bank PLC	JPY	33,131	291,561	290,994	—	(567)
Malaysian Ringgit,
Expiring 12/15/21	Barclays Bank PLC	MYR	673	161,554	162,101	547	—
Expiring 12/15/21	Barclays Bank PLC	MYR	305	73,494	73,500	6	—
Expiring 12/15/21	Barclays Bank PLC	MYR	56	13,355	13,552	197	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	MYR	972	231,000	233,939	2,939	—
Mexican Peso,
Expiring 12/15/21	BNP Paribas S.A.	MXN	3,669	180,225	176,917	—	(3,308)
Expiring 12/15/21	BNP Paribas S.A.	MXN	2,111	105,000	101,783	—	(3,217)
Expiring 12/15/21	Citibank, N.A.	MXN	3,210	158,000	154,778	—	(3,222)
Expiring 12/15/21	Citibank, N.A.	MXN	2,698	128,000	130,113	2,113	—
Expiring 12/15/21	Goldman Sachs International	MXN	26,508	1,310,046	1,278,236	—	(31,810)
Expiring 12/15/21	Goldman Sachs International	MXN	3,799	187,000	183,185	—	(3,815)
Expiring 12/15/21	Goldman Sachs International	MXN	3,640	174,625	175,546	921	—
Expiring 12/15/21	Goldman Sachs International	MXN	2,954	145,000	142,451	—	(2,549)
Expiring 12/15/21	Goldman Sachs International	MXN	2,790	134,000	134,525	525	—
Expiring 12/15/21	Goldman Sachs International	MXN	1,832	89,000	88,352	—	(648)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	MXN	3,096	149,000	149,307	307	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	MXN	1,936	96,000	93,347	—	(2,653)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	MXN	26,508	1,309,347	1,278,236	—	(31,111)
New Taiwanese Dollar,
Expiring 12/15/21	Standard Chartered Bank	TWD	7,998	289,354	288,065	—	(1,289)
Expiring 12/15/21	UBS AG	TWD	5,253	191,000	189,206	—	(1,794)
Peruvian Nuevo Sol,
Expiring 12/15/21	Citibank, N.A.	PEN	436	105,000	108,953	3,953	—
Expiring 12/15/21	Goldman Sachs International	PEN	548	133,000	137,018	4,018	—

See Notes to Financial Statements.

28

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Philippine Peso,
Expiring 12/15/21	HSBC Bank PLC	PHP	9,446	$185,000	$186,490	$1,490	$—
Expiring 12/15/21	HSBC Bank PLC	PHP	9,233	181,000	182,279	1,279	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	PHP	20,639	409,304	407,470	—	(1,834)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	PHP	12,749	249,000	251,694	2,694	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	PHP	9,477	186,000	187,098	1,098	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	PHP	8,026	156,000	158,458	2,458	—
Expiring 12/15/21	Standard Chartered Bank	PHP	12,722	249,000	251,163	2,163	—
Polish Zloty,
Expiring 01/19/22	Barclays Bank PLC	PLN	4,851	1,218,721	1,213,549	—	(5,172)
Expiring 01/19/22	Barclays Bank PLC	PLN	46	11,647	11,592	—	(55)
Expiring 01/19/22	Citibank, N.A.	PLN	592	150,000	148,162	—	(1,838)
Expiring 01/19/22	Morgan Stanley & Co. International PLC	PLN	485	123,000	121,428	—	(1,572)
Romanian Leu,
Expiring 01/19/22	Barclays Bank PLC	RON	1,878	434,565	435,899	1,334	—
Russian Ruble,
Expiring 12/15/21	Barclays Bank PLC	RUB	58,825	789,867	820,706	30,839	—
Expiring 12/15/21	Citibank, N.A.	RUB	21,132	295,000	294,833	—	(167)
Expiring 12/15/21	Citibank, N.A.	RUB	2,937	39,912	40,979	1,067	—
Expiring 12/15/21	Citibank, N.A.	RUB	1,230	17,017	17,156	139	—
Expiring 12/15/21	Credit Suisse International	RUB	10,360	140,000	144,543	4,543	—
Expiring 12/15/21	HSBC Bank PLC	RUB	15,184	205,000	211,849	6,849	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	RUB	58,825	793,521	820,706	27,185	—
Singapore Dollar,
Expiring 12/15/21	Goldman Sachs International	SGD	149	109,647	110,377	730	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	SGD	275	205,000	204,080	—	(920)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	SGD	270	199,000	200,069	1,069	—
South African Rand,
Expiring 12/15/21	Bank of America, N.A.	ZAR	2,895	190,692	188,434	—	(2,258)
Expiring 12/15/21	Barclays Bank PLC	ZAR	1,810	121,000	117,826	—	(3,174)
Expiring 12/15/21	Barclays Bank PLC	ZAR	1,376	93,000	89,572	—	(3,428)
Expiring 12/15/21	Goldman Sachs International	ZAR	1,431	98,000	93,137	—	(4,863)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    29

Schedule of Investments  (continued)

as of October 31, 2021

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand (cont’d.),
Expiring 12/15/21	Goldman Sachs International	ZAR	1,005	$68,000	$65,380	$—	$ (2,620)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ZAR	2,268	153,000	147,587	—	(5,413)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ZAR	2,126	140,000	138,388	—	(1,612)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ZAR	1,815	121,000	118,130	—	(2,870)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ZAR	1,371	90,000	89,209	—	(791)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ZAR	966	64,000	62,855	—	(1,145)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	ZAR	1,827	120,489	118,927	—	(1,562)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	ZAR	470	31,169	30,569	—	(600)
South Korean Won,
Expiring 12/15/21	HSBC Bank PLC	KRW	192,547	163,000	163,742	742	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	KRW	1,334,463	1,139,456	1,134,826	—	(4,630)
Expiring 12/15/21	Standard Chartered Bank	KRW	313,528	268,000	266,624	—	(1,376)
Thai Baht,
Expiring 12/15/21	Goldman Sachs International	THB	5,392	160,000	162,449	2,449	—
Expiring 12/15/21	HSBC Bank PLC	THB	9,485	288,000	285,753	—	(2,247)
Expiring 12/15/21	Standard Chartered Bank	THB	5,330	158,000	160,571	2,571	—
Expiring 12/15/21	Standard Chartered Bank	THB	4,381	134,000	131,973	—	(2,027)
Expiring 12/15/21	UBS AG	THB	4,690	141,000	141,304	304	—
Turkish Lira,
Expiring 12/15/21	Barclays Bank PLC	TRY	3,175	344,975	322,752	—	(22,223)
Expiring 12/15/21	Citibank, N.A.	TRY	90	10,143	9,117	—	(1,026)
Ukraine Hryvna,
Expiring 11/04/21	Morgan Stanley & Co. International PLC	UAH	4,574	172,920	173,603	683	—

				$32,272,042	$32,064,407	169,393	(377,028)

See Notes to Financial Statements.

30

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/19/22	Morgan Stanley & Co. International PLC	AUD	631	$464,706	$474,469	$ —	$ (9,763)
Brazilian Real,
Expiring 11/03/21	Citibank, N.A.	BRL	488	89,000	86,400	2,600	—
Expiring 11/03/21	Credit Suisse International	BRL	15,339	2,710,048	2,715,060	—	(5,012)
Chilean Peso,
Expiring 12/15/21	BNP Paribas S.A.	CLP	550,577	703,712	673,218	30,494	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	CLP	98,730	121,000	120,722	278	—
Expiring 12/15/21	UBS AG	CLP	122,099	151,000	149,296	1,704	—
Chinese Renminbi,
Expiring 11/18/21	Citibank, N.A.	CNH	1,473	226,000	229,541	—	(3,541)
Expiring 11/18/21	Citibank, N.A.	CNH	1,337	206,000	208,352	—	(2,352)
Expiring 11/18/21	Citibank, N.A.	CNH	1,072	165,000	167,027	—	(2,027)
Expiring 11/18/21	Citibank, N.A.	CNH	440	67,189	68,499	—	(1,310)
Expiring 11/18/21	HSBC Bank PLC	CNH	1,920	300,000	299,196	804	—
Expiring 11/18/21	HSBC Bank PLC	CNH	1,010	156,000	157,438	—	(1,438)
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	3,261	503,746	508,174	—	(4,428)
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	1,952	299,000	304,183	—	(5,183)
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	1,265	195,000	197,095	—	(2,095)
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	544	84,924	84,840	84	—
Expiring 11/18/21	Morgan Stanley & Co. International PLC	CNH	1,308	200,000	203,891	—	(3,891)
Colombian Peso,
Expiring 12/15/21	BNP Paribas S.A.	COP	516,216	137,000	136,643	357	—
Expiring 12/15/21	BNP Paribas S.A.	COP	381,853	99,000	101,077	—	(2,077)
Expiring 12/15/21	Citibank, N.A.	COP	635,725	165,000	168,277	—	(3,277)
Expiring 12/15/21	Citibank, N.A.	COP	601,494	158,101	159,216	—	(1,115)
Expiring 12/15/21	Goldman Sachs International	COP	446,807	118,000	118,270	—	(270)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	COP	537,388	139,000	142,247	—	(3,247)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	COP	385,517	100,000	102,047	—	(2,047)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	COP	236,644	61,803	62,640	—	(837)
Expiring 12/15/21	UBS AG	COP	636,768	165,000	168,553	—	(3,553)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    31

Schedule of Investments  (continued)

as of October 31, 2021

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Colombian Peso (cont’d.),
Expiring 12/15/21	UBS AG	COP	468,043	$124,000	$123,891	$109	$—
Expiring 12/15/21	UBS AG	COP	253,440	66,000	67,086	—	(1,086)
Expiring 12/15/21	UBS AG	COP	253,242	66,000	67,033	—	(1,033)
Euro,
Expiring 01/19/22	Morgan Stanley & Co. International PLC	EUR	265	307,091	307,078	13	—
Hungarian Forint,
Expiring 11/02/21	Citibank, N.A.	HUF	69,411	224,378	222,960	1,418	—
Expiring 01/19/22	Goldman Sachs International	HUF	239,761	766,573	767,626	—	(1,053)
Expiring 01/19/22	HSBC Bank PLC	HUF	239,761	766,843	767,627	—	(784)
Indian Rupee,
Expiring 12/15/21	Citibank, N.A.	INR	14,190	190,000	188,215	1,785	—
Expiring 12/15/21	Credit Suisse International	INR	11,467	152,000	152,094	—	(94)
Expiring 12/15/21	Credit Suisse International	INR	9,385	124,000	124,480	—	(480)
Expiring 12/15/21	HSBC Bank PLC	INR	18,714	247,000	248,219	—	(1,219)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	INR	14,290	188,000	189,542	—	(1,542)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	INR	11,251	150,000	149,235	765	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	INR	11,147	149,000	147,853	1,147	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	INR	16,170	213,000	214,479	—	(1,479)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	INR	6,530	87,338	86,616	722	—
Expiring 12/15/21	Standard Chartered Bank	INR	11,710	154,000	155,316	—	(1,316)
Expiring 12/15/21	UBS AG	INR	11,716	156,000	155,393	607	—
Indonesian Rupiah,
Expiring 12/15/21	Citibank, N.A.	IDR	18,539,230	1,270,158	1,296,848	—	(26,690)
Expiring 12/15/21	HSBC Bank PLC	IDR	3,310,930	233,000	231,605	1,395	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	IDR	6,404,835	443,702	448,028	—	(4,326)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	IDR	2,310,861	161,599	161,648	—	(49)
Expiring 12/15/21	Standard Chartered Bank	IDR	2,198,763	153,000	153,807	—	(807)
Israeli Shekel,
Expiring 12/15/21	Bank of America, N.A.	ILS	521	162,000	164,737	—	(2,737)
Expiring 12/15/21	Barclays Bank PLC	ILS	1,002	311,000	316,908	—	(5,908)
Expiring 12/15/21	Barclays Bank PLC	ILS	482	150,000	152,299	—	(2,299)

See Notes to Financial Statements.

32

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Israeli Shekel (cont’d.),
Expiring 12/15/21	BNP Paribas S.A.	ILS	346	$107,664	$109,490	$—	$(1,826)
Expiring 12/15/21	Citibank, N.A.	ILS	675	210,000	213,438	—	(3,438)
Expiring 12/15/21	Citibank, N.A.	ILS	606	188,000	191,585	—	(3,585)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ILS	703	217,000	222,158	—	(5,158)
Malaysian Ringgit,
Expiring 12/15/21	Goldman Sachs International	MYR	871	207,522	209,663	—	(2,141)
Mexican Peso,
Expiring 12/15/21	Goldman Sachs International	MXN	5,431	261,538	261,872	—	(334)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	MXN	3,099	153,000	149,432	3,568	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	MXN	3,099	152,000	149,441	2,559	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	MXN	3,084	153,000	148,731	4,269	—
New Taiwanese Dollar,
Expiring 12/15/21	Credit Suisse International	TWD	4,237	153,000	152,610	390	—
Expiring 12/15/21	Goldman Sachs International	TWD	4,281	154,000	154,196	—	(196)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	TWD	8,391	302,000	302,220	—	(220)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	TWD	7,545	272,000	271,758	242	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	TWD	583	21,031	21,009	22	—
Peruvian Nuevo Sol,
Expiring 12/15/21	Bank of America, N.A.	PEN	247	60,357	61,783	—	(1,426)
Expiring 12/15/21	Citibank, N.A.	PEN	1,379	335,586	345,037	—	(9,451)
Expiring 12/15/21	Standard Chartered Bank	PEN	364	92,000	91,065	935	—
Philippine Peso,
Expiring 12/15/21	Citibank, N.A.	PHP	10,757	211,000	212,375	—	(1,375)
Expiring 12/15/21	Citibank, N.A.	PHP	10,209	203,000	201,549	1,451	—
Expiring 12/15/21	Goldman Sachs International	PHP	8,336	165,000	164,570	430	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	PHP	9,922	196,000	195,876	124	—
Russian Ruble,
Expiring 12/15/21	Bank of America, N.A.	RUB	6,850	93,000	95,570	—	(2,570)
Expiring 12/15/21	Citibank, N.A.	RUB	12,623	171,000	176,120	—	(5,120)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    33

Schedule of Investments  (continued)

as of October 31, 2021

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Russian Ruble (cont’d.),
Expiring 12/15/21	Citibank, N.A.	RUB	11,102	$150,000	$154,889	$—	$(4,889)
Expiring 12/15/21	Citibank, N.A.	RUB	10,998	149,000	153,439	—	(4,439)
Expiring 12/15/21	Citibank, N.A.	RUB	1,771	24,000	24,715	—	(715)
Expiring 12/15/21	Credit Suisse International	RUB	17,487	237,000	243,975	—	(6,975)
Expiring 12/15/21	Credit Suisse International	RUB	9,020	123,999	125,848	—	(1,849)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	RUB	13,150	185,000	183,469	1,531	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	RUB	9,909	134,000	138,251	—	(4,251)
Expiring 12/15/21	Standard Chartered Bank	RUB	9,110	124,000	127,095	—	(3,095)
Singapore Dollar,
Expiring 12/15/21	BNP Paribas S.A.	SGD	217	160,000	160,662	—	(662)
Expiring 12/15/21	Citibank, N.A.	SGD	280	207,000	207,364	—	(364)
Expiring 12/15/21	Goldman Sachs International	SGD	2,748	2,043,983	2,037,061	6,922	—
Expiring 12/15/21	Goldman Sachs International	SGD	218	162,000	161,410	590	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	SGD	255	189,000	188,900	100	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	SGD	193	142,000	143,293	—	(1,293)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	SGD	192	142,000	142,660	—	(660)
Expiring 12/15/21	UBS AG	SGD	425	316,000	315,226	774	—
Expiring 12/15/21	UBS AG	SGD	353	260,000	261,510	—	(1,510)
South African Rand,
Expiring 12/15/21	Barclays Bank PLC	ZAR	17,009	1,164,873	1,107,020	57,853	—
Expiring 12/15/21	Citibank, N.A.	ZAR	9,866	682,435	642,121	40,314	—
Expiring 12/15/21	Goldman Sachs International	ZAR	775	51,000	50,433	567	—
Expiring 12/15/21	HSBC Bank PLC	ZAR	17,770	1,231,767	1,156,538	75,229	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ZAR	2,173	143,000	141,433	1,567	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ZAR	2,170	142,000	141,251	749	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	ZAR	836	56,729	54,378	2,351	—
South Korean Won,
Expiring 12/15/21	Morgan Stanley & Co. International PLC	KRW	79,592	67,163	67,685	—	(522)

See Notes to Financial Statements.

34

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht,
Expiring 12/15/21	Citibank, N.A.	THB	4,238	$129,000	$127,683	$1,317	$—
Expiring 12/15/21	Credit Suisse International	THB	1,057	31,610	31,838	—	(228)
Expiring 12/15/21	HSBC Bank PLC	THB	12,271	377,708	369,698	8,010	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	THB	5,487	164,000	165,302	—	(1,302)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	THB	4,509	137,000	135,832	1,168	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	THB	4,408	132,000	132,792	—	(792)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	THB	4,324	127,000	130,270	—	(3,270)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	THB	3,791	113,390	114,195	—	(805)
Expiring 12/15/21	Standard Chartered Bank	THB	10,137	310,000	305,387	4,613	—
Expiring 12/15/21	Standard Chartered Bank	THB	7,371	220,000	222,068	—	(2,068)
Expiring 12/15/21	Standard Chartered Bank	THB	6,239	193,000	187,965	5,035	—
Expiring 12/15/21	Standard Chartered Bank	THB	5,534	170,969	166,727	4,242	—
Expiring 12/15/21	UBS AG	THB	1,802	54,912	54,280	632	—
Turkish Lira,
Expiring 12/15/21	Goldman Sachs International	TRY	252	27,290	25,641	1,649	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	TRY	626	71,724	63,691	8,033	—
Ukraine Hryvna,
Expiring 11/04/21	Goldman Sachs International	UAH	4,574	169,901	173,603	—	(3,702)
Expiring 12/06/21	Morgan Stanley & Co. International PLC	UAH	4,574	171,000	171,490	—	(490)

				$29,768,062	$29,677,630	281,518	(191,086)

						$450,911	$(568,114)

Interest rate swap agreements outstanding at October 31, 2021:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
BRL	3,324	01/02/23	6.450%(T)	1 Day BROIS(2)(T)	$—	$(29,097)	$(29,097)
BRL	1,374	01/02/24	4.590%(T)	1 Day BROIS(2)(T)	—	(31,300)	(31,300)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    35

Schedule of Investments  (continued)

as of October 31, 2021

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
BRL	3,769	01/02/25	5.755%(T)	1 Day BROIS(2)(T)	$—	$(93,598)	$(93,598)
BRL	1,478	01/02/25	5.840%(T)	1 Day BROIS(2)(T)	—	(34,841)	(34,841)
BRL	2,354	01/02/25	7.950%(T)	1 Day BROIS(2)(T)	—	(42,651)	(42,651)
BRL	2,540	01/02/25	8.140%(T)	1 Day BROIS(1)(T)	—	40,836	40,836
BRL	1,190	01/02/25	8.250%(T)	1 Day BROIS(1)(T)	—	18,286	18,286
BRL	3,723	01/02/25	9.070%(T)	1 Day BROIS(1)(T)	—	49,830	49,830
BRL	668	01/04/27	6.325%(T)	1 Day BROIS(2)(T)	—	(25,141)	(25,141)
BRL	1,056	01/04/27	6.529%(T)	1 Day BROIS(2)(T)	—	(37,641)	(37,641)
BRL	2,414	01/04/27	7.060%(T)	1 Day BROIS(1)(T)	20,737	85,540	64,803
BRL	1,885	01/04/27	7.745%(T)	1 Day BROIS(1)(T)	—	57,048	57,048
BRL	1,366	01/04/27	8.020%(T)	1 Day BROIS(2)(T)	—	(40,088)	(40,088)
BRL	1,954	01/04/27	8.565%(T)	1 Day BROIS(2)(T)	—	(47,918)	(47,918)
BRL	1,372	01/04/27	8.570%(T)	1 Day BROIS(1)(T)	—	32,160	32,160
BRL	744	01/04/27	9.300%(T)	1 Day BROIS(1)(T)	—	14,924	14,924
BRL	1,788	01/04/27	10.250%(T)	1 Day BROIS(1)(T)	—	22,816	22,816
BRL	4,739	01/04/27	10.490%(T)	1 Day BROIS(1)(T)	(3,603)	53,082	56,685
BRL	1,688	01/04/27	11.755%(T)	1 Day BROIS(2)(T)	—	(2,132)	(2,132)
BRL	1,601	01/04/27	12.200%(T)	1 Day BROIS(2)(T)	—	3,846	3,846
CLP	708,900	09/15/23	3.853%(S)	1 Day CLOIS(1)(S)	—	18,889	18,889
CLP	646,420	10/13/23	4.920%(S)	1 Day CLOIS(1)(S)	—	2,972	2,972
CLP	288,400	06/23/26	3.165%(S)	1 Day CLOIS(1)(S)	—	29,836	29,836
CLP	268,200	07/12/26	3.505%(S)	1 Day CLOIS(2)(S)	—	(23,575)	(23,575)
CLP	294,290	09/15/26	4.705%(S)	1 Day CLOIS(1)(S)	—	9,420	9,420
CLP	333,190	10/26/26	5.750%(S)	1 Day CLOIS(1)(S)	—	(6,605)	(6,605)
CLP	220,800	05/03/31	3.680%(S)	1 Day CLOIS(1)(S)	—	35,249	35,249
CLP	147,120	10/04/31	5.420%(S)	1 Day CLOIS(1)(S)	—	2,119	2,119
CNH	2,100	06/15/25	2.175%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(2)	(4,358)	(4,356)
CNH	3,515	06/19/25	2.200%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(5)	(6,862)	(6,857)
CNH	3,085	10/30/25	2.535%(Q)	7 Day China Fixing Repo Rates(2)(Q)	20	(582)	(602)
CNH	5,800	07/12/26	2.640%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	743	743
CNH	2,360	07/27/26	2.553%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	(1,235)	(1,235)
COP	3,423,100	09/15/23	4.185%(Q)	1 Day COOIS(1)(Q)	—	16,910	16,910
COP	950,000	12/12/23	5.530%(Q)	1 Day COOIS(2)(Q)	—	1,371	1,371
COP	3,400,000	09/30/26	5.830%(Q)	1 Day COOIS(1)(Q)	4,764	5,708	944
COP	1,771,750	10/06/26	5.785%(Q)	1 Day COOIS(1)(Q)	—	4,258	4,258
CZK	7,610	09/22/26	2.360%(A)	6 Month PRIBOR(2)(S)	—	(10,594)	(10,594)

See Notes to Financial Statements.

36

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CZK	6,507	06/15/31	1.730%(A)	6 Month PRIBOR(2)(S)	$—	$(23,984)	$(23,984)
CZK	4,060	10/08/31	2.450%(A)	6 Month PRIBOR(2)(S)	—	(4,156)	(4,156)
HUF	157,860	09/03/26	2.660%(A)	6 Month BUBOR(1)(S)	5,523	21,070	15,547
INR	129,000	10/07/22	4.065%(T)	1 Day MIBOR(1)(T)	—	3,902	3,902
KRW	1,300,000	03/12/26	1.407%(Q)	3 Month KWCDC(2)(Q)	(2,314)	(36,683)	(34,369)
KRW	1,000,000	10/07/26	1.958%(Q)	3 Month KWCDC(2)(Q)	874	(9,614)	(10,488)
MXN	10,150	09/23/24	6.540%(M)	28 Day Mexican Interbank Rate(1)(M)	—	11,217	11,217
MXN	7,470	05/02/25	5.285%(M)	28 Day Mexican Interbank Rate(2)(M)	16	(24,813)	(24,829)
MXN	14,446	03/11/26	4.845%(M)	28 Day Mexican Interbank Rate(2)(M)	(13,391)	(71,176)	(57,785)
MXN	9,380	06/10/26	5.800%(M)	28 Day Mexican Interbank Rate(1)(M)	—	31,054	31,054
MXN	18,698	07/02/26	6.800%(M)	28 Day Mexican Interbank Rate(2)(M)	424	(26,458)	(26,882)
MXN	9,180	07/14/26	6.465%(M)	28 Day Mexican Interbank Rate(2)(M)	(24)	(18,870)	(18,846)
MXN	4,160	07/15/26	6.430%(M)	28 Day Mexican Interbank Rate(2)(M)	(10)	(8,855)	(8,845)
MXN	4,800	08/24/26	6.418%(M)	28 Day Mexican Interbank Rate(2)(M)	(10)	(10,701)	(10,691)
MXN	13,870	10/14/26	7.340%(M)	28 Day Mexican Interbank Rate(1)(M)	—	5,177	5,177
MXN	2,040	01/28/30	6.640%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(5,964)	(5,964)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    37

Schedule of Investments  (continued)

as of October 31, 2021

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
MXN	5,320	04/28/31	6.660%(M)	28 Day Mexican Interbank Rate(2)(M)	$(17)	$(17,247)	$(17,230)
MXN	4,500	05/14/31	6.915%(M)	28 Day Mexican Interbank Rate(2)(M)	(17)	(10,580)	(10,563)
MXN	4,450	07/24/31	6.780%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(12,937)	(12,937)
MXN	6,300	09/10/31	7.145%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(10,369)	(10,369)
PLN	2,450	10/05/23	1.350%(A)	6 Month WIBOR(1)(S)	—	9,840	9,840
PLN	2,450	10/05/23	1.375%(A)	6 Month WIBOR(1)(S)	—	9,540	9,540
PLN	3,180	11/02/23	2.255%(A)	6 Month WIBOR(1)(S)	—	—	—
PLN	2,360	12/15/23	2.400%(A)	6 Month WIBOR(1)(S)	—	1,563	1,563
PLN	2,700	07/24/24	1.798%(A)	6 Month WIBOR(2)(S)	—	(9,475)	(9,475)
PLN	2,730	09/08/25	0.637%(A)	6 Month WIBOR(2)(S)	(2,842)	(48,410)	(45,568)
PLN	3,239	08/06/26	1.300%(A)	6 Month WIBOR(2)(S)	(13,147)	(46,760)	(33,613)
PLN	1,980	09/03/26	1.570%(A)	6 Month WIBOR(1)(S)	—	23,017	23,017
PLN	2,539	10/21/26	2.545%(A)	6 Month WIBOR(2)(S)	411	(3,581)	(3,992)
PLN	1,980	12/15/26	1.816%(A)	6 Month WIBOR(1)(S)	—	21,317	21,317
PLN	1,400	12/15/26	2.433%(A)	6 Month WIBOR(1)(S)	—	4,985	4,985
PLN	700	06/17/31	1.745%(A)	6 Month WIBOR(1)(S)	—	14,097	14,097
THB	18,200	12/15/26	1.405%(S)	6 Month THBFIX(1)(S)	—	125	125
THB	6,860	12/15/31	1.787%(S)	6 Month THBFIX(1)(S)	—	223	223
ZAR	4,500	06/25/25	5.010%(Q)	3 Month JIBAR(2)(Q)	(21)	(13,215)	(13,194)

See Notes to Financial Statements.

38

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
ZAR	5,156	08/21/25	4.978%(Q)	3 Month JIBAR(1)(Q)	$(3,535)	$16,374	$19,909
ZAR	30,303	03/24/26	6.010%(Q)	3 Month JIBAR(1)(Q)	(14,146)	46,507	60,653
ZAR	2,472	04/15/26	5.605%(Q)	3 Month JIBAR(2)(Q)	(33)	(6,748)	(6,715)
ZAR	10,410	09/29/26	6.245%(Q)	3 Month JIBAR(1)(Q)	2,242	15,533	13,291
ZAR	5,388	12/15/26	6.863%(Q)	3 Month JIBAR(1)(Q)	—	2,073	2,073
ZAR	3,244	04/09/31	7.535%(Q)	3 Month JIBAR(1)(Q)	94	3,423	3,329
ZAR	3,244	04/13/31	7.530%(Q)	3 Month JIBAR(2)(Q)	(45)	(3,624)	(3,579)
ZAR	6,680	07/13/31	7.415%(Q)	3 Month JIBAR(1)(Q)	93	12,290	12,197
ZAR	13,240	09/27/31	7.493%(Q)	3 Month JIBAR(1)(Q)	1,711	20,401	18,690

					$(16,253)	$(82,867)	$(66,614)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreements:
MYR	1,900	04/08/26	2.650%(Q)	3 Month KLIBOR(1)(Q)	$7,026	$36	$6,990	Morgan Stanley & Co. International PLC
MYR	2,800	04/21/26	2.595%(Q)	3 Month KLIBOR(1)(Q)	12,300	24	12,276	HSBC Bank PLC
MYR	1,800	04/27/26	2.668%(Q)	3 Month KLIBOR(1)(Q)	6,650	26	6,624	HSBC Bank PLC
MYR	1,900	10/06/26	2.839%(Q)	3 Month KLIBOR(1)(Q)	4,721	11	4,710	Bank of America, N.A.
RUB	96,500	12/15/26	7.290%(A)	3 Month MosPRIME(2)(Q)	(85,602)	—	(85,602)	Goldman Sachs International
RUB	21,000	12/15/26	7.995%(A)	3 Month MosPRIME(2)(Q)	(10,303)	—	(10,303)	Morgan Stanley & Co. International PLC

					$(65,208)	$97	$(65,305)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    39

Schedule of Investments  (continued)

as of October 31, 2021

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$97	$—	$30,600	$(95,905)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

Citigroup Global Markets, Inc.	$550,000	$—
J.P. Morgan Securities LLC	170,000	—

Total	$720,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
Corporate Bonds
Brazil	$—	$190,300	$—
Jamaica	—	227,267	—
Malaysia	—	207,698	—
Mexico	—	1,045,826	—
Russia	—	1,208,886	—
South Africa	—	417,647	—
Supranational Bank	—	872,135	—
Foreign Treasury Obligation
Brazil	—	595,330	—
Sovereign Bonds
Angola	—	433,555	—
Argentina	—	315,061	—
Brazil	—	1,964,631	—
Chile	—	1,235,274	—

See Notes to Financial Statements.

40

	Level 1	Level 2	Level 3

Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Sovereign Bonds (continued)
China	$—	$5,991,107	$—
Colombia	—	2,116,447	—
Czech Republic	—	1,379,867	—
Dominican Republic	—	166,313	—
Hungary	—	1,818,385	—
Indonesia	—	6,455,525	—
Ivory Coast	—	136,697	—
Malaysia	—	5,260,417	—
Mexico	—	2,317,958	—
Nigeria	—	217,651	—
Pakistan	—	627,175	—
Peru	—	1,402,490	—
Philippines	—	112,496	—
Poland	—	2,592,615	—
Romania	—	1,254,565	—
Russia	—	2,667,510	—
Serbia	—	161,492	—
South Africa	—	4,903,689	—
Thailand	—	4,088,681	—
Turkey	—	614,926	—
Ukraine	—	586,581	—
Uruguay	—	118,623	—
Short-Term Investments
Affiliated Mutual Funds	806,104	—	—
Options Purchased	—	136,000	—

Total	$806,104	$53,840,820	$—

Liabilities
Options Written	$—	$(85,449)	$—

Other Financial Instruments*
Assets
Futures Contracts	$45,047	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	450,911	—
Centrally Cleared Interest Rate Swap Agreements	—	765,691	—
OTC Interest Rate Swap Agreements	—	30,697	—

Total	$45,047	$1,247,299	$—

Liabilities
OTC Forward Foreign Currency Exchange Contracts	$—	$(568,114)	$—

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    41

Schedule of Investments  (continued)

as of October 31, 2021

	Level 1	Level 2	Level 3

Other Financial Instruments* (continued)
Liabilities (continued)
Centrally Cleared Interest Rate Swap Agreements	$—	$(832,305)	$—
OTC Interest Rate Swap Agreements	—	(95,905)	—

Total	$—	$(1,496,324)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2021 were as follows (unaudited):

Sovereign Bonds	87.4%
Investment Companies	2.2
Telecommunications	1.6
Multi-National	1.5
Affiliated Mutual Funds (0.4% represents investments purchased with collateral from securities on loan)	1.4
Foreign Treasury Obligation	1.1
Oil & Gas	0.7
Chemicals	0.4
Lodging	0.4

Electric	0.3%
Retail	0.3
Options Purchased	0.3

97.6
Options Written	(0.1)
Other assets in excess of liabilities	2.5

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Unaffiliated investments	$136,000	Options written outstanding, at value	$85,449

See Notes to Financial Statements.

42

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$450,911		Unrealized depreciation on OTC forward foreign currency exchange contracts	$568,114
Interest rate contracts	Due from/to broker-variation margin futures	45,047	*	—	—
Interest rate contracts	Due from/to broker-variation margin swaps	765,691	*	Due from/to broker-variation margin swaps	832,305	*
Interest rate contracts	Premiums paid for OTC swap agreements	97		—	—
Interest rate contracts	Unrealized appreciation on OTC swap agreements	30,600		Unrealized depreciation on OTC swap agreements	95,905

		$1,428,346			$1,581,773

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Foreign exchange contracts	$(126,591)	$430,665	$—	$734,556	$—
Interest rate contracts	—	—	20,770	—	182,428

Total	$(126,591)	$430,665	$20,770	$734,556	$182,428

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    43

Schedule of Investments  (continued)

as of October 31, 2021

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Foreign exchange contracts	$10,086	$4,685	$—	$(146,056)	$—
Interest rate contracts	—	—	37,843	—	(463,247)

Total	$10,086	$4,685	$37,843	$(146,056)	$(463,247)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended October 31, 2021, the Fund’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)

$48,502	$6,904,353	$98,831	$4,798,543	$47,103,368

Forward Foreign Currency Exchange Contracts - Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)

$34,173,815	$373,046	$31,401,527

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Average volume is based on average quarter end balances as noted for the year ended October 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Securities on Loan	$159,312	$(159,312)	$—

See Notes to Financial Statements.

44

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Bank of America, N.A.	$4,721	$(8,991)	$(4,270)	$—	$(4,270)
Barclays Bank PLC	92,834	(51,580)	41,254	—	41,254
BNP Paribas S.A.	33,661	(11,624)	22,037	—	22,037
Citibank, N.A.	59,966	(99,048)	(39,082)	—	(39,082)
Credit Suisse International	9,155	(167,409)	(158,254)	—	(158,254)
Deutsche Bank AG	—	(1,432)	(1,432)	—	(1,432)
Goldman Sachs International	103,993	(187,317)	(83,324)	—	(83,324)
HSBC Bank PLC	119,972	(14,736)	105,236	—	105,236
JPMorgan Chase Bank, N.A.	68,584	(85,003)	(16,419)	—	(16,419)
Morgan Stanley & Co. International PLC	100,919	(94,426)	6,493	—	6,493
Standard Chartered Bank	19,673	(12,610)	7,063	—	7,063
UBS AG	4,130	(15,292)	(11,162)	—	(11,162)

	$617,608	$(749,468)	$(131,860)	$—	$(131,860)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    45

Statement of Assets and Liabilities

as of October 31, 2021

Assets

Investments at value, including securities on loan of $159,312:
Unaffiliated investments (cost $56,856,021)	$53,840,820
Affiliated investments (cost $806,125)	806,104
Cash	28,825
Foreign currency, at value (cost $136,665)	136,859
Dividends and interest receivable	901,752
Deposit with broker for centrally cleared/exchange-traded derivatives	720,000
Unrealized appreciation on OTC forward foreign currency exchange contracts	450,911
Receivable for investments sold	208,375
Receivable for Fund shares sold	88,854
Tax reclaim receivable	84,895
Unrealized appreciation on OTC swap agreements	30,600
Due from broker—variation margin swaps	21,282
Due from broker—variation margin futures	1,709
Due from Manager	919
Premiums paid for OTC swap agreements	97
Prepaid expenses and other assets	9,202

Total Assets	57,331,204

Liabilities

Unrealized depreciation on OTC forward foreign currency exchange contracts	568,114
Payable to broker for collateral for securities on loan	219,273
Payable for Fund shares purchased	190,260
Accrued expenses and other liabilities	112,014
Unrealized depreciation on OTC swap agreements	95,905
Options written outstanding, at value (premiums received $85,437)	85,449
Payable for investments purchased	74,280
Distribution fee payable	926
Directors’ fees payable	923
Affiliated transfer agent fee payable	602
Dividends payable	111

Total Liabilities	1,347,857

Net Assets	$55,983,347

Net assets were comprised of:
Common stock, at par	$102
Paid-in capital in excess of par	65,373,379
Total distributable earnings (loss)	(9,390,134)

Net assets, October 31, 2021	$55,983,347

See Notes to Financial Statements.

46

Class A

Net asset value and redemption price per share, ($ 3,488,852 ÷ 640,147 shares of common stock issued and outstanding)	$5.45
Maximum sales charge (3.25% of offering price)	0.18

Maximum offering price to public	$5.63

Class C

Net asset value, offering price and redemption price per share, ($ 190,393 ÷ 34,688 shares of common stock issued and outstanding)	$5.49

Class Z

Net asset value, offering price and redemption price per share, ($ 49,067,311 ÷ 8,920,502 shares of common stock issued and outstanding)	$5.50

Class R6

Net asset value, offering price and redemption price per share, ($ 3,236,791 ÷ 588,906 shares of common stock issued and outstanding)	$5.50

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    47

Statement of Operations

Year Ended October 31, 2021

Net Investment Income (Loss)

Income
Interest income (net of $132,152 foreign withholding tax)	$3,201,365
Affiliated dividend income	3,246
Income from securities lending, net (including affiliated income of $250)	617

Total income	3,205,228

Expenses
Management fee	426,964
Distribution fee(a)	13,180
Custodian and accounting fees	91,844
Transfer agent’s fees and expenses (including affiliated expense of $3,625)(a)	87,900
Audit fee	65,732
Registration fees(a)	42,511
Legal fees and expenses	20,294
Shareholders’ reports	10,450
Directors’ fees	10,360
Miscellaneous	30,306

Total expenses	799,541
Less: Fee waiver and/or expense reimbursement(a)	(307,049)

Net expenses	492,492

Net investment income (loss)	2,712,736

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $(96))	(687,544)
Futures transactions	20,770
Forward and cross currency contract transactions	734,556
Options written transactions	430,665
Swap agreement transactions	182,428
Foreign currency transactions	(694,931)

(14,056)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(21))	(462,424)
Futures	37,843
Forward currency contracts	(146,056)
Options written	4,685
Swap agreements	(463,247)
Foreign currencies	54,760

(974,439)

Net gain (loss) on investment and foreign currency transactions	(988,495)

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,724,241

See Notes to Financial Statements.

48

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6

Distribution fee	9,874	3,306	—	—
Transfer agent’s fees and expenses	5,416	893	81,459	132
Registration fees	11,177	7,677	13,480	10,177
Fee waiver and/or expense reimbursement	(21,271)	(8,979)	(260,976)	(15,823)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    49

Statements of Changes in Net Assets

	Year Ended October 31,

	2021	2020

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$2,712,736	$2,855,666
Net realized gain (loss) on investment and foreign currency transactions	(14,056)	(4,985,868)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(974,439)	(3,815,388)

Net increase (decrease) in net assets resulting from operations	1,724,241	(5,945,590)

Dividends and Distributions
Distributions from distributable earnings
Class A	(171,094)	—
Class C	(11,953)	—
Class Z	(2,832,895)	—
Class R6	(77,566)	—

	(3,093,508)	—

Tax return of capital distributions
Class A	—	(167,490)
Class C	—	(19,547)
Class Z	—	(2,965,432)
Class R6	—	(2,195)

	—	(3,154,664)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	18,589,941	25,439,494
Net asset value of shares issued in reinvestment of dividends and distributions	3,084,833	3,077,906
Cost of shares purchased	(26,083,180)	(30,057,181)

Net increase (decrease) in net assets from Fund share transactions	(4,408,406)	(1,539,781)

Total increase (decrease)	(5,777,673)	(10,640,035)

Net Assets:

Beginning of year	61,761,020	72,401,055

End of year	$55,983,347	$61,761,020

See Notes to Financial Statements.

50

Financial Highlights

Class A Shares
	Year Ended October 31,

	2021	2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.57	$6.07	$5.52	$6.40	$6.44
Income (loss) from investment operations:
Net investment income (loss)	0.22	0.24	0.30	0.33	0.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.09)	(0.47)	0.57	(0.86)	(0.02)
Total from investment operations	0.13	(0.23)	0.87	(0.53)	0.33
Less Dividends and Distributions:
Dividends from net investment income*	(0.25)	-	(0.31)	-	(0.15)
Tax return of capital distributions	-	(0.27)	(0.01)	(0.35)	(0.22)
Total dividends and distributions	(0.25)	(0.27)	(0.32)	(0.35)	(0.37)
Net asset value, end of year	$5.45	$5.57	$6.07	$5.52	$6.40
Total Return(b):	2.19%	(3.75)%	16.14%	(8.68)%	5.36%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,489	$3,853	$3,692	$3,146	$3,085
Average net assets (000)	$3,950	$3,518	$3,223	$4,105	$3,639
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.13%	1.13%	1.13%	1.13%	1.13%
Expenses before waivers and/or expense reimbursement	1.67%	2.04%	2.03%	2.16%	2.15%
Net investment income (loss)	3.75%	4.24%	5.13%	5.34%	5.42%
Portfolio turnover rate(e)	35%	64%	69%	113%	186%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    51

Financial Highlights  (continued)

Class C Shares
	Year Ended October 31,

	2021	2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.61	$6.11	$5.56	$6.46	$6.49
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.20	0.26	0.29	0.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.09)	(0.47)	0.57	(0.88)	(0.01)
Total from investment operations	0.09	(0.27)	0.83	(0.59)	0.29
Less Dividends and Distributions:
Dividends from net investment income*	(0.21)	-	(0.27)	-	(0.13)
Tax return of capital distributions	-	(0.23)	(0.01)	(0.31)	(0.19)
Total dividends and distributions	(0.21)	(0.23)	(0.28)	(0.31)	(0.32)
Net asset value, end of year	$5.49	$5.61	$6.11	$5.56	$6.46
Total Return(b):	1.44%	(4.41)%	15.18%	(9.61)%	4.66%

Ratios/Supplemental Data:
Net assets, end of year (000)	$190	$466	$579	$538	$718
Average net assets (000)	$331	$484	$566	$672	$649
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.88%	1.88%	1.88%	1.88%	1.88%
Expenses before waivers and/or expense reimbursement	4.60%	5.82%	4.82%	4.89%	2.88%
Net investment income (loss)	3.00%	3.54%	4.37%	4.56%	4.63%
Portfolio turnover rate(e)	35%	64%	69%	113%	186%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

52

Class Z Shares

	Year Ended October 31,

	2021	2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.62	$6.13	$5.57	$6.48	$6.50
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.27	0.32	0.34	0.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.08)	(0.48)	0.58	(0.88)	0.01
Total from investment operations	0.16	(0.21)	0.90	(0.54)	0.37
Less Dividends and Distributions:
Dividends from net investment income*	(0.28)	-	(0.33)	-	(0.16)
Tax return of capital distributions	-	(0.30)	(0.01)	(0.37)	(0.23)
Total dividends and distributions	(0.28)	(0.30)	(0.34)	(0.37)	(0.39)
Net asset value, end of year	$5.50	$5.62	$6.13	$5.57	$6.48
Total Return(b):	2.63%	(3.45)%	16.50%	(8.83)%	5.85%

Ratios/Supplemental Data:
Net assets, end of year (000)	$49,067	$57,392	$68,101	$55,000	$27,020
Average net assets (000)	$59,794	$56,989	$63,219	$49,644	$26,437
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.72%	0.74%	0.88%	0.88%	0.88%
Expenses before waivers and/or expense reimbursement	1.16%	1.27%	1.31%	1.41%	1.88%
Net investment income (loss)	4.16%	4.72%	5.35%	5.50%	5.58%
Portfolio turnover rate(e)	35%	64%	69%	113%	186%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    53

Financial Highlights  (continued)

Class R6 Shares

	Year Ended October 31,

	2021	2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.62	$6.12	$5.56	$6.47	$6.50
Income (loss) from investment operations:
Net investment income (loss)	0.25	0.27	0.31	0.36	0.37
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.09)	(0.47)	0.58	(0.89)	- (b)
Total from investment operations	0.16	(0.20)	0.89	(0.53)	0.37
Less Dividends and Distributions:
Dividends from net investment income*	(0.28)	-	(0.32)	-	(0.16)
Tax return of capital distributions	-	(0.30)	(0.01)	(0.38)	(0.24)
Total dividends and distributions	(0.28)	(0.30)	(0.33)	(0.38)	(0.40)
Net asset value, end of year	$5.50	$5.62	$6.12	$5.56	$6.47
Total Return(c):	2.70%	(3.24)%	16.41%	(8.63)%	5.82%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,237	$50	$29	$1	$1
Average net assets (000)	$1,613	$42	$15	$1	$1
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.65%	0.67%	0.88%	0.88%	0.88%
Expenses before waivers and/or expense reimbursement	1.63%	40.50%	92.22%	1,595.87%	1.83%
Net investment income (loss)	4.27%	4.64%	5.20%	5.73%	5.73%
Portfolio turnover rate(f)	35%	64%	69%	113%	186%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

54

Notes to Financial Statements

1.	Organization

Prudential World Fund, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation and currently consists of seven separate funds: PGIM Emerging Markets Debt Hard Currency Fund, PGIM Emerging Markets Debt Local Currency Fund, PGIM Jennison Emerging Markets Equity Opportunities Fund, PGIM Jennison Global Infrastructure Fund, PGIM Jennison Global Opportunities Fund, PGIM Jennison International Opportunities Fund and PGIM QMA International Equity Fund. These financial statements relate only to the PGIM Emerging Markets Debt Local Currency Fund (the “Fund”). The Fund is classified as a non-diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is total return, through a combination of current income and capital appreciation.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

PGIM Emerging Markets Debt Local Currency Fund    55

Notes to Financial Statements (continued)

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

56

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

PGIM Emerging Markets Debt Local Currency Fund    57

Notes to Financial Statements (continued)

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported Net change in unrealized appreciation (depreciation) on investments and Net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross

58

currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker

PGIM Emerging Markets Debt Local Currency Fund    59

Notes to Financial Statements (continued)

an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

60

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty

PGIM Emerging Markets Debt Local Currency Fund    61

Notes to Financial Statements (continued)

the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an

62

accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit, and PGIM Limited (each a subadviser and collectively, the subadvisers). The Manager pays for the services of subadvisers.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.65% of the Fund’s average daily net assets up to and including $1 billion; 0.63% from $1 billion to $3 billion of average daily net assets; 0.61% from $3 billion to $5 billion of average daily net assets; 0.60% from $5 billion to $10 billion of average daily net assets; and 0.59% on average daily net assets exceeding $10 billion. The effective

PGIM Emerging Markets Debt Local Currency Fund    63

Notes to Financial Statements (continued)

management fee rate before any waivers and/or expense reimbursements was 0.65% for the year ended October 31, 2021.

The Manager has contractually agreed, through February 28, 2023, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.13% of average daily net assets for Class A shares, 1.88% of average daily net assets for Class C shares, 0.72% of average daily net assets for Class Z shares and 0.65% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

For the year ended October 31, 2021, PIMS received $7,130 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2021, PIMS received $36 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned

64

subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2021, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2021, were $21,276,394 and $23,245,921, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2021, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund (1)(wa)
$2,133,355	$22,518,046	$24,064,559	$—	$—	$586,842	586,842	$3,246

PGIM Emerging Markets Debt Local Currency Fund    65

Notes to Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Institutional Money Market Fund (1)(b)(wa)
$ —	$1,557,007	$1,337,628	$(21)	$(96)	$219,262	219,395	$250	(2)

$2,133,355	$24,075,053	$25,402,187	$(21)	$(96)	$806,104		$3,496

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2021, the tax character of dividends paid by the Fund was $3,093,508 of ordinary income. For the year ended October 31, 2020, the tax character of dividends paid by the Fund were $0 of ordinary income and $3,154,664 of tax return of capital.

As of October 31, 2021, the accumulated undistributed earnings on a tax basis was $486,591 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation

$58,911,195	$1,637,882	$(6,191,580)	$(4,553,698)

The difference between GAAP and tax basis is primarily attributable to the difference in the treatment of amortization of premiums, swaps, wash sales, straddle loss deferrals and other cost basis differences between GAAP and tax accounting.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2021 of approximately $5,321,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

66

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2021 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 10,225,000,000 shares of common stock, $0.00001 par value per share, 550,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class A	10,000,000
Class C	50,000,000
Class Z	250,000,000
Class T	190,000,000
Class R6	50,000,000

The Fund currently does not have any Class T shares outstanding.

As of October 31, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class Z	3,634,129	40.7%
Class R6	188	0.1%

PGIM Emerging Markets Debt Local Currency Fund    67

Notes to Financial Statements (continued)

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
1	35.7%	3	57.2%

Transactions in shares of common stock were as follows:

Class A	Shares	Amount

Year ended October 31, 2021:
Shares sold	78,649	$458,123
Shares issued in reinvestment of dividends and distributions	29,019	167,971
Shares purchased	(181,591)	(1,055,699)

Net increase (decrease) in shares outstanding before conversion	(73,923)	(429,605)
Shares issued upon conversion from other share class(es)	25,573	154,504
Shares purchased upon conversion into other share class(es)	(3,161)	(18,144)

Net increase (decrease) in shares outstanding	(51,511)	$(293,245)

Year ended October 31, 2020:
Shares sold	151,614	$859,877
Shares issued in reinvestment of dividends and distributions	28,771	163,559
Shares purchased	(102,959)	(560,731)

Net increase (decrease) in shares outstanding before conversion	77,426	462,705
Shares issued upon conversion from other share class(es)	5,898	31,679

Net increase (decrease) in shares outstanding	83,324	$494,384

Class C

Year ended October 31, 2021:
Shares sold	3,485	$20,671
Shares issued in reinvestment of dividends and distributions	2,022	11,886
Shares purchased	(28,402)	(163,996)

Net increase (decrease) in shares outstanding before conversion	(22,895)	(131,439)
Shares purchased upon conversion into other share class(es)	(25,403)	(154,504)

Net increase (decrease) in shares outstanding	(48,298)	$(285,943)

Year ended October 31, 2020:
Shares sold	8,600	$49,850
Shares issued in reinvestment of dividends and distributions	3,393	19,430
Shares purchased	(17,874)	(104,373)

Net increase (decrease) in shares outstanding before conversion	(5,881)	(35,093)
Shares purchased upon conversion into other share class(es)	(5,855)	(31,679)

Net increase (decrease) in shares outstanding	(11,736)	$(66,772)

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Class Z	Shares	Amount

Year ended October 31, 2021:
Shares sold	2,987,759	$17,715,817
Shares issued in reinvestment of dividends and distributions	483,358	2,827,410
Shares purchased	(4,096,951)	(23,917,712)

Net increase (decrease) in shares outstanding before conversion	(625,834)	(3,374,485)
Shares issued upon conversion from other share class(es)	3,128	18,144
Shares purchased upon conversion into other share class(es)	(661,948)	(3,892,254)

Net increase (decrease) in shares outstanding	(1,284,654)	$(7,248,595)

Year ended October 31, 2020:
Shares sold	4,164,373	$24,507,148
Shares issued in reinvestment of dividends and distributions	504,320	2,892,722
Shares purchased	(5,579,432)	(29,392,019)

Net increase (decrease) in shares outstanding	(910,739)	$(1,992,149)

Class R6

Year ended October 31, 2021:
Shares sold	68,180	$395,330
Shares issued in reinvestment of dividends and distributions	13,589	77,566
Shares purchased	(164,802)	(945,773)

Net increase (decrease) in shares outstanding before conversion	(83,033)	(472,877)
Shares issued upon conversion from other share class(es)	663,076	3,892,254

Net increase (decrease) in shares outstanding	580,043	$3,419,377

Year ended October 31, 2020:
Shares sold	3,743	$22,619
Shares issued in reinvestment of dividends and distributions	386	2,195
Shares purchased	(9)	(58)

Net increase (decrease) in shares outstanding	4,120	$24,756

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more

PGIM Emerging Markets Debt Local Currency Fund    69

Notes to Financial Statements (continued)

likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2021. The average daily balance for the 11 days that the Fund had loans outstanding during the period was approximately $1,515,818, borrowed at a weighted average interest rate of 1.38%. The maximum loan outstanding amount during the period was $6,504,000. At October 31, 2021, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Active Trading Risk: The Fund actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Fund’s performance and have adverse tax consequences. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

Credit Risk: Credit risk relates to the ability of the issuer of a fixed income instrument or the counterparty to a financial transaction with the Fund to meet interest and principal payments as they come due or to fulfill its obligations to the Fund. The value of the fixed income instruments held by the Fund will be adversely affected by any erosion in the ability of the relevant issuers to make interest and principal payments as they become due. The ratings given to a debt security by certain ratings agencies provide a generally useful guide as to such credit risk. The lower the rating of a debt security held by the Fund, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Increasing the amount of Fund assets invested in lower-rated securities generally will increase the Fund’s income, but also will increase the credit risk to which the Fund is subject. The Fund generally enters into financial transactions with major dealers that are deemed acceptable to the subadviser from a credit perspective.

Currency Risk: The Fund’s assets may be invested in securities that are denominated in non-US currencies or directly in currencies. Such investments are subject to the risk that the value of a particular currency will change in relation to the US dollar or other currencies. The weakening of a country’s currency relative to the US dollar will negatively affect the

70

dollar value of the Fund’s assets. Among the factors that may affect currency values are trade balances, levels of short term interest rates, differences in relative values of similar assets in different currencies, long term opportunities for investment and capital appreciation, central bank policy, and political developments. The Fund may attempt to hedge such risks by selling or buying currencies in the forward market; selling or buying currency futures contracts, options or other securities thereon; borrowing fund denominated in particular currencies; or any combination thereof, depending on the availability of liquidity in the hedging instruments and their relative costs. There can be no assurance that such strategies will be implemented or, if implemented, will be effective. The Fund would incur additional costs from hedging.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

PGIM Emerging Markets Debt Local Currency Fund    71

Notes to Financial Statements (continued)

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Geographic Concentration Risk: The Fund’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For

72

example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Investments in China Risk: Investments in China subject the Fund to risks specific to China and may make it more volatile than other funds. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation.

China has experienced security concerns, such as terrorism and strained international relations. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the U.S., or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy or the Fund. For example, a series of executive orders issued between November 2020 and June 2021 prohibit the Fund from investing in certain companies identified by the U.S. government as “Chinese Military Industrial Complex Companies.” The restrictions in these executive orders may force the subadviser to sell certain positions and may restrict the Fund from future investments the subadviser deems otherwise attractive.

Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the

PGIM Emerging Markets Debt Local Currency Fund    73

Notes to Financial Statements (continued)

Chinese securities in which the Fund invests may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern

74

Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Non-Diversified Investment Company Risk: The Fund is non-diversified for purposes of the Investment Company Act of 1940 (1940 Act). This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on

PGIM Emerging Markets Debt Local Currency Fund    75

Notes to Financial Statements (continued)

related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

76

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential World Fund, Inc. and Shareholders of PGIM Emerging Markets Debt Local Currency Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Emerging Markets Debt Local Currency Fund (one of the funds constituting Prudential World Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and financial highlights for each of the two years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 16, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Emerging Markets Debt Local Currency Fund	77

Tax Information (unaudited)

For the year ended October 31, 2021, the Fund reports the maximum amount allowable but not less than 11.84% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2022, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2021.

call your financial adviser.

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Emerging Markets Debt Local Currency Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 92	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 91	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Emerging Markets Debt Local Currency Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 94

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 95	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 1993; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

PGIM Emerging Markets Debt Local Currency Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since July 2019

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and Head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.	Since October 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Emerging Markets Debt Local Currency Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Emerging Markets Debt Local Currency Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”), and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and, where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser, and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

[1]	PGIM Emerging Markets Debt Local Currency Fund is a series of Prudential World Fund, Inc.

PGIM Emerging Markets Debt Local Currency Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information

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pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments for the year ended December 31, 2020 exceeded the management fees received by PGIM Investments, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments investment in the Fund over time. The Board noted that economies of scale may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM Emerging Markets Debt Local Currency Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2020.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2020. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table

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sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years

	1st Quartile	1st Quartile	2nd Quartile	N/A

Actual Management Fees: 1st Quartile

Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.

•

The Board and PGIM Investments agreed to retain the existing contractual expense cap that (exclusive of other fees and expenses) caps the Fund’s annual operating expenses at 1.13% for Class A shares, 1.88% for Class C shares, 0.65% for Class R6 shares, and 0.72% for Class Z shares through February 28, 2022.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Emerging Markets Debt Local Currency Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Jonathan Corbett, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Emerging Markets Debt Local Currency Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

 Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM EMERGING MARKETS DEBT LOCAL CURRENCY FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	EMDAX	EMDCX	EMDZX	EMDQX

CUSIP	743969750	743969743	743969727	743969735

MF212E

PGIM JENNISON EMERGING MARKETS EQUITY

OPPORTUNITIES FUND

ANNUAL REPORT

OCTOBER 31, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2021 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Emerging Markets Equity Opportunities Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2021.

The global economy and markets continued to recover throughout the period from the ongoing impact of the COVID-19 pandemic. The Federal Reserve slashed interest rates and kept them near zero to encourage borrowing. Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective COVID-19 vaccines received regulatory approval. Those measures were enough to offset the fear of rising inflation and supply chain challenges that threatened to disrupt growth.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

Throughout this volatile period, investors sought safety in fixed income. Investment-grade bonds in the US and the overall global bond market declined slightly during the period as the economy recovered, but emerging market debt rose. While the 10-year US Treasury yield hovered near record lows early in the period after a significant rally in interest rates, rates moved higher later on as investors began to focus on stronger economic growth and the prospects of higher inflation. The Fed also took several aggressive actions to keep the bond markets running smoothly, implementing many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1.5 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Emerging Markets Equity Opportunities Fund

December 15, 2021

PGIM Jennison Emerging Markets Equity Opportunities Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/21
	One Year (%)	Five Years (%)	Since Inception (%)

Class A

(with sales charges)	26.61	19.07	11.95 (09/16/2014)

(without sales charges)	33.98	20.43	12.84 (09/16/2014)

Class C

(with sales charges)	31.96	19.51	12.00 (09/16/2014)

(without sales charges)	32.96	19.51	12.00 (09/16/2014)

Class Z

(without sales charges)	34.24	20.72	13.12 (09/16/2014)

Class R6

(without sales charges)	34.30	20.73	13.13 (09/16/2014)

MSCI Emerging Markets Index

	16.96	9.39	5.69

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the MSCI Emerging Markets Index, by portraying the initial account values at the commencement of operations for Class Z shares (September 16, 2014) and the account values at the end of the current fiscal year (October 31, 2021), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Emerging Markets Equity Opportunities Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definitions

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. It consists of the following 27 emerging market country indexes: Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/21

Ten Largest Holdings	Line of Business	Country	% of Net Assets

Sea Ltd., ADR	Entertainment	Taiwan	10.3%

Silergy Corp.	Semiconductors & Semiconductor Equipment	China	5.4%

Contemporary Amperex Technology Co. Ltd. (Class A Stock)	Electrical Equipment	China	4.8%

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	Semiconductors & Semiconductor Equipment	Taiwan	4.6%

Globant SA	IT Services	United States	4.1%

Samsung SDI Co. Ltd.	Electronic Equipment, Instruments & Components	South Korea	3.8%

MercadoLibre, Inc.	Internet & Direct Marketing Retail	Argentina	3.7%

Ashok Leyland Ltd.	Machinery	India	3.7%

HDFC Bank Ltd., ADR	Banks	India	3.5%

NAVER Corp.	Interactive Media & Services	South Korea	2.9%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison Emerging Markets Equity Opportunities Fund    7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Emerging Markets Equity Opportunities Fund’s Class Z shares returned

34.24% in the 12-month reporting period that ended October 31, 2021, outperforming the 16.96% return of the MSCI Emerging Markets Index (the Index).

What were the market conditions?

•

In early fall 2020, investors began to favor areas of the market that were most exposed to an economic recovery and most debilitated by the COVID-19 pandemic. This rotation extended into the first quarter of 2021, boosting valuations of cyclical companies and reducing the earnings multiples of secular growth companies.

•	June 2021 marked a turning point in the US economic reopening and reflation outlook, as the Federal Reserve’s comments began to reflect concerns about labor shortages and rising prices.

•

Corporate profit growth through the end of the reporting period was strong, highlighting the expanding recovery and boosting business confidence to its highest level since the early days of the pandemic.

•

The Chinese government took further steps during the period to rein in the activities of many of its largest consumer-facing companies, citing concerns over privacy, unintended usage of consumer data, and the deleterious health effects of excessive amounts of time spent online. Chinese stocks sold off sharply after these moves and the elevated risk of further intervention.

•

In the Index, there was significant disparity among sector returns during the period. The energy, materials, financials, and information technology sectors posted the largest gains. The consumer discretionary, real estate, and communication services sectors had negative returns.

What worked?

•

Stock selection was very strong during the reporting period and added to the Fund’s relative returns in nearly every sector. Reflecting the broad outperformance of the Fund relative to the Index, the largest positive contributors were found among a variety of sectors.

•

Sea Ltd. drove relative outperformance in the communication services sector, as the company continued to execute and deliver strong gains during the period. Earning results demonstrated significant top-line growth in gaming and e-commerce. The company’s e-commerce opportunity in Southeast Asia continues to offer long-term growth potential for the business, with possible future growth opportunities in Latin America.

•

Contemporary Amperex Technology Co. is a Chinese battery manufacturer that specializes in the manufacturing of lithium-ion batteries for electric vehicles (EV) and energy storage systems (ESS). Jennison believes the company will benefit

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from strong secular growth in the EV market as it continues to strengthen its market leadership. The company has enjoyed healthy demand in its three major business lines – EV battery, ESS, and battery materials.

•

Silergy Corp. is a Taiwan-based analog semiconductor company with operational headquarters in China. Jennison believes that Silergy will benefit from the growth of China’s domestic analog semiconductor industry, which was previously dominated by Western analog companies. Jennison is impressed by management’s track record of innovation, recruiting, and scaling the business, which is difficult for new industry entrants due to high entry barriers related to intellectual property, talent, and customer acquisition.

•

Li Ning Co. is one of the leading sports brand companies in China that makes professional and leisure footwear, apparel, equipment, and accessories. Jennison believed the company would benefit from several secular growth trends, such as increasing consumer spending power, growing sports participation, and the popularity of athleisure clothing (i.e., hybrid clothing that can be worn playing sports or in non-sports settings). Despite a strong demand rebound and rising domestic brand popularity, Jennison eliminated the Fund’s position in the stock during the period because of the changing regulatory environment in China.

•

Wuxi Biologics discovers, researches, develops, and manufactures biologics services. As a contract research organization based in China, Jennison thinks Wuxi can benefit from several trends, including increasing research and development outsourcing activities from drug companies, biologics being favored over chemical drugs, and a biotech boom in China. The company enjoyed strong business performance during the period, with better-than-expected contributions from COVID-19 projects.

What didn’t work?

•

The financials sector detracted most from the Fund’s relative performance due to stock selection and a significantly underweight position in the sector. Less exposure than the Index to the materials sector and a lack of exposure to the energy sector were other sources of weakness.

•

Several China-based holdings were notable detractors from performance amid investor concerns about the country’s changing regulatory environment. After a crackdown on internet platforms, other industries have become the target of the Chinese government’s heightened scrutiny in 2021, including education and real estate. Although the Fund had no exposure to these industries, Jennison believed that the investing landscape in China could be permanently altered as the government focuses on what it calls “Common Prosperity,” a concept of moderate wealth for all citizens. As Chinese authorities examine sectors of the economy that they deem to have levied an undue burden on the average Chinese citizen, “three big mountains” have been identified, namely property, education, and healthcare. In Jennison’s view, this changing environment led to the underperformance of

PGIM Jennison Emerging Markets Equity Opportunities Fund    9

Strategy and Performance Overview (continued)

several Fund holdings, most notably Alibaba Group Holding Ltd., Galaxy Entertainment Group, Agora Inc., and Meituan. These positions were eliminated during the period, as Jennison’s investment thesis was altered by the changing investment landscape.

•

Brazil-based VTEX, a new Fund position entered into during the reporting period, is an e-commerce enabler focused on large enterprises. Jennison likes the company because of its position as the leading SaaS (software as a service) digital commerce platform in Latin America, a region with low e-commerce penetration rates. Jennison believes VTEX is well-positioned to capture demand of a growing number of companies looking to execute direct-to-consumer strategies. The company’s share price fell in the brief time after the holding was added to the Fund, but there was no specific catalyst, in Jennison’s view.

Current outlook

•

As fundamental investors focused on a company’s unique competitive advantage, growth drivers, and addressable markets, Jennison believes it must be keenly aware of the operating environment. Policy changes can have a major impact on a company’s long-term fundamental outlook and equity valuation. During these times, the advantages of an Index-agnostic approach are often evident, in Jennison’s view, allowing the Fund to be nimble and decisive in adjusting portfolio exposures in response to country or regional concerns.

•

As mentioned previously, the Fund significantly cut back its exposure to China during the reporting period. Jennison is carefully monitoring the regulatory environment in China and will continue to modify the Fund’s positioning in individual companies as needed. As of October 31, 2021, the Fund now has an underweight allocation to China relative to the Index. China is the second-largest country by weight in the portfolio, behind India.

•

Despite the Fund’s strong performance during the period, Jennison remains comfortable with portfolio-level valuations, along with the reasons behind their expansion. The growth profiles of the companies held by the Fund remain attractive, in Jennison’s opinion, especially secular growth stocks relative to other segments of the market.

•

Many of the Fund’s long-term holdings continue to have solid and resilient fundamentals and, in Jennison’s view, should see their business models and brands succeed over time. Jennison believes overall market and economic conditions generally favor the Fund’s investment strategy and that a bottom-up approach to stock selection is the best way to navigate market volatility.

10    Visit our website at pgim.com/investments

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2021. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Jennison Emerging Markets Equity Opportunities Fund    11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Emerging Markets Equity Opportunities Fund		Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,045.50	1.30%	$ 6.70

	Hypothetical	$1,000.00	$1,018.65	1.30%	$ 6.61

Class C	Actual	$1,000.00	$1,041.30	2.05%	$10.55

	Hypothetical	$1,000.00	$1,014.87	2.05%	$10.41

Class Z	Actual	$1,000.00	$1,046.50	1.05%	$ 5.42

	Hypothetical	$1,000.00	$1,019.91	1.05%	$ 5.35

Class R6	Actual	$1,000.00	$1,047.00	0.98%	$ 5.06

	Hypothetical	$1,000.00	$1,020.27	0.98%	$ 4.99

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2021, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

12    Visit our website at pgim.com/investments

Schedule of Investments

as of October 31, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 93.7%

COMMON STOCKS

Argentina 3.7%

MercadoLibre, Inc.*	25,524	$37,801,554

Brazil 1.0%

VTEX (Class A Stock)*(a)	652,307	10,417,343

China 18.9%

Contemporary Amperex Technology Co. Ltd. (Class A Stock)	485,017	48,421,401
Innovent Biologics, Inc., 144A*	1,238,979	11,093,111
JD.com, Inc., ADR*	266,019	20,823,967
LONGi Green Energy Technology Co. Ltd. (Class A Stock)	1,045,229	15,940,615
Pharmaron Beijing Co. Ltd. (Class H Stock), 144A	924,051	20,025,165
Silergy Corp.	329,810	54,715,746
Wuxi Biologics Cayman, Inc., 144A*	1,292,797	19,629,722

		190,649,727

India 28.2%

Apollo Hospitals Enterprise Ltd.	271,765	15,520,781
Ashok Leyland Ltd.	19,306,330	36,939,551
Asian Paints Ltd.	505,187	20,993,349
Avenue Supermarts Ltd., 144A*	298,422	18,566,610
Divi’s Laboratories Ltd.	303,890	20,960,782
Dr. Lal PathLabs Ltd., 144A	280,196	13,188,333
HDFC Bank Ltd., ADR	490,347	35,260,853
HDFC Life Insurance Co. Ltd., 144A	2,417,889	22,043,423
Hindustan Unilever Ltd.	536,297	17,182,910
MakeMyTrip Ltd.*(a)	872,036	27,617,380
Titan Co. Ltd.	885,537	28,317,145
Zomato Ltd.*	16,058,398	28,351,250

		284,942,367

Indonesia 4.8%

Bank Central Asia Tbk PT	47,391,452	25,082,255
Bank Jago Tbk PT*	21,841,068	23,923,390

		49,005,645

South Korea 9.4%

Coupang, Inc.*	518,413	15,427,971
NAVER Corp.	83,213	29,245,063

See Notes to Financial Statements.

PGIM Jennison Emerging Markets Equity Opportunities Fund      13

Schedule of Investments   (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

South Korea (cont’d.)

Samsung Biologics Co. Ltd., 144A*	16,200	$12,117,403
Samsung SDI Co. Ltd.	60,298	38,191,214

		94,981,651

Taiwan 14.9%

Sea Ltd., ADR*	303,854	104,395,119
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	404,570	45,999,609

		150,394,728

Thailand 4.5%

Airports of Thailand PCL	10,880,427	21,210,039
Minor International PCL*	24,851,315	24,654,030

		45,864,069

United States 6.4%

Freshworks, Inc. (Class A Stock)*	450,128	22,618,932
Globant SA*	130,240	41,571,306

		64,190,238

Uruguay 1.9%

Dlocal Ltd.*	394,383	19,131,519

TOTAL LONG-TERM INVESTMENTS (cost $855,428,100)		947,378,841

SHORT-TERM INVESTMENTS 7.4%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	68,436,389	68,436,389
PGIM Institutional Money Market Fund (cost $6,077,913; includes $6,077,657 of cash collateral for securities on loan)(b)(wa)	6,081,562	6,077,913

TOTAL SHORT-TERM INVESTMENTS (cost $74,514,302)		74,514,302

TOTAL INVESTMENTS 101.1% (cost $929,942,402)		1,021,893,143
Liabilities in excess of other assets (1.1)%		(11,537,163)

NET ASSETS 100.0%		$1,010,355,980

See Notes to Financial Statements.

14

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $5,441,666; cash collateral of $6,077,657 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and

PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
Common Stocks
Argentina	$37,801,554	$—	$—
Brazil	10,417,343	—	—
China	20,823,967	169,825,760	—
India	62,878,233	222,064,134	—
Indonesia	—	49,005,645	—
South Korea	15,427,971	79,553,680	—
Taiwan	150,394,728	—	—
Thailand.	—	45,864,069	—
United States	64,190,238	—	—
Uruguay	19,131,519	—	—
Short-Term Investments
Affiliated Mutual Funds.	74,514,302	—	—

Total	$455,579,855	$566,313,288	$—

See Notes to Financial Statements.

PGIM Jennison Emerging Markets Equity Opportunities Fund      15

Schedule of Investments   (continued)

as of October 31, 2021

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2021 were as follows (unaudited):

Semiconductors & Semiconductor Equipment	11.6%
Entertainment	10.3
Internet & Direct Marketing Retail	10.1
Banks	8.3
Affiliated Mutual Funds (0.6% represents investments purchased with collateral from securities on loan)	7.4
Life Sciences Tools & Services	7.2
IT Services	6.0
Hotels, Restaurants & Leisure	5.1
Electrical Equipment	4.8
Interactive Media & Services	3.9
Electronic Equipment, Instruments & Components	3.8
Machinery	3.7
Health Care Providers & Services	2.8

Textiles, Apparel & Luxury Goods	2.8%
Software	2.3
Insurance	2.2
Transportation Infrastructure	2.1
Chemicals	2.1
Food & Staples Retailing	1.8
Household Products	1.7
Biotechnology	1.1

101.1
Liabilities in excess of other assets	(1.1)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount

Securities on Loan	$5,441,666	$(5,441,666)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

as of October 31, 2021

Assets

Investments at value, including securities on loan of $5,441,666:
Unaffiliated investments (cost $855,428,100)	$947,378,841
Affiliated investments (cost $74,514,302)	74,514,302
Foreign currency, at value (cost $927,814)	924,766
Receivable for Fund shares sold	24,066,263
Receivable for investments sold	399,092
Dividends receivable	104,496
Prepaid expenses	3,977

Total Assets	1,047,391,737

Liabilities

Payable for Fund shares purchased	15,157,656
Payable for investments purchased	12,704,394
Payable to broker for collateral for securities on loan	6,077,657
Foreign capital gains tax liability accrued	2,338,185
Management fee payable	413,190
Accrued expenses and other liabilities	323,497
Distribution fee payable	14,362
Affiliated transfer agent fee payable	5,527
Directors’ fees payable	1,289

Total Liabilities	37,035,757

Net Assets	$1,010,355,980

Net assets were comprised of:
Common stock, at par	$420
Paid-in capital in excess of par	956,673,693
Total distributable earnings (loss)	53,681,867

Net assets, October 31, 2021	$1,010,355,980

See Notes to Financial Statements.

PGIM Jennison Emerging Markets Equity Opportunities Fund      17

Statement of Assets and Liabilities

as of October 31, 2021

Class A

Net asset value and redemption price per share, ($47,683,066 ÷ 2,015,401 shares of common stock issued and outstanding)	$23.66
Maximum sales charge (5.50% of offering price)	1.38

Maximum offering price to public	$25.04

Class C

Net asset value, offering price and redemption price per share, ($5,880,803 ÷ 262,130 shares of common stock issued and outstanding)	$22.43

Class Z

Net asset value, offering price and redemption price per share, ($642,315,737 ÷ 26,679,788 shares of common stock issued and outstanding)	$24.07

Class R6

Net asset value, offering price and redemption price per share, ($314,476,374 ÷ 13,057,445 shares of common stock issued and outstanding)	$24.08

See Notes to Financial Statements.

18

Statement of Operations

Year Ended October 31, 2021

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $252,410 foreign withholding tax)	$1,406,978
Income from securities lending, net (including affiliated income of $10,433)	211,109
Affiliated dividend income	24,421

Total income	1,642,508

Expenses
Management fee	4,345,071
Distribution fee(a)	119,702
Transfer agent’s fees and expenses (including affiliated expense of $24,736)(a)	443,280
Custodian and accounting fees	320,288
Registration fees(a)	215,098
SEC registration fees	73,056
Shareholders’ reports	47,592
Audit fee	31,033
Legal fees and expenses	21,346
Directors’ fees	13,806
Miscellaneous	63,382

Total expenses	5,693,654
Less: Fee waiver and/or expense reimbursement(a)	(861,952)
Distribution fee waiver(a)	(13,155)

Net expenses	4,818,547

Net investment income (loss)	(3,176,039)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $(4,794)) (net of foreign capital gains taxes $(5,220))	(31,725,949)
Foreign currency transactions	(297,561)

(32,023,510)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(602)) (net of change in foreign capital gains taxes $(2,334,158))	71,374,928
Foreign currencies	(2,241)

71,372,687

Net gain (loss) on investment and foreign currency transactions	39,349,177

Net Increase (Decrease) In Net Assets Resulting From Operations	$36,173,138

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6

Distribution fee	78,927	40,775	—	—
Transfer agent’s fees and expenses	36,709	6,027	400,005	539
Registration fees	23,988	15,625	104,911	70,574
Fee waiver and/or expense reimbursement	(67,357)	(22,488)	(585,401)	(186,706)
Distribution fee waiver	(13,155)	—	—	—

See Notes to Financial Statements.

PGIM Jennison Emerging Markets Equity Opportunities Fund      19

Statements of Changes in Net Assets

	Year Ended
	October 31,

	2021	2020

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$(3,176,039)	$(263,560)
Net realized gain (loss) on investment and foreign currency transactions	(32,023,510)	700,191
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	71,372,687	12,802,353

Net increase (decrease) in net assets resulting from operations	36,173,138	13,238,984

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	1,123,848,738	33,021,175
Cost of shares purchased	(210,706,003)	(4,808,707)

Net increase (decrease) in net assets from Fund share transactions	913,142,735	28,212,468

Total increase (decrease)	949,315,873	41,451,452

Net Assets:
Beginning of year	61,040,107	19,588,655

End of year	$1,010,355,980	$61,040,107

See Notes to Financial Statements.

20

Financial Highlights

Class A Shares
	Year Ended October 31,

	2021	2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$17.66	$12.16	$9.58	$11.19	$9.34
Income (loss) from investment operations:
Net investment income (loss)	(0.23)	(0.14)	(0.04)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.23	5.64	2.62	(1.57)	1.89
Total from investment operations	6.00	5.50	2.58	(1.61)	1.85
Net asset value, end of year	$23.66	$17.66	$12.16	$9.58	$11.19
Total Return(b):	33.98%	45.23%	26.93%	(14.39)%	19.81%

Ratios/Supplemental Data:
Net assets, end of year (000)	$47,683	$6,144	$3,806	$2,316	$2,204
Average net assets (000)	$26,309	$4,507	$3,074	$2,956	$1,363
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.33%	1.45%	1.45%	1.45%	1.45%
Expenses before waivers and/or expense reimbursement	1.64%	2.61%	3.35%	3.27%	3.28%
Net investment income (loss)	(0.98)%	(0.99)%	(0.37)%	(0.35)%	(0.35)%
Portfolio turnover rate(e)	78%	58%	33%	23%	45%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Emerging Markets Equity Opportunities Fund      21

Financial Highlights   (continued)

Class C Shares
	Year Ended October 31,

	2021	2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.88	$11.71	$9.29	$10.93	$9.20
Income (loss) from investment operations:
Net investment income (loss)	(0.39)	(0.23)	(0.11)	(0.13)	(0.11)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.94	5.40	2.53	(1.51)	1.84
Total from investment operations	5.55	5.17	2.42	(1.64)	1.73
Net asset value, end of year	$22.43	$16.88	$11.71	$9.29	$10.93
Total Return(b):	32.96%	44.06%	26.05%	(15.00)%	18.80%

Ratios/Supplemental Data:
Net assets, end of year (000)	$5,881	$1,563	$1,107	$1,363	$1,516
Average net assets (000)	$4,077	$1,244	$1,438	$1,775	$973
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	2.09%	2.20%	2.20%	2.20%	2.20%
Expenses before waivers and/or expense reimbursement	2.65%	4.15%	4.23%	4.20%	4.00%
Net investment income (loss)	(1.76)%	(1.73)%	(1.05)%	(1.14)%	(1.17)%
Portfolio turnover rate(e)	78%	58%	33%	23%	45%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

22

Class Z Shares
	Year Ended October 31,

	2021	2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$17.93	$12.31	$9.67	$11.27	$9.39
Income (loss) from investment operations:
Net investment income (loss)	(0.17)	(0.13)	(0.01)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.31	5.75	2.65	(1.59)	1.90
Total from investment operations	6.14	5.62	2.64	(1.60)	1.88
Net asset value, end of year	$24.07	$17.93	$12.31	$9.67	$11.27
Total Return(b):	34.24%	45.65%	27.30%	(14.20)%	20.02%

Ratios/Supplemental Data:
Net assets, end of year (000)	$642,316	$34,993	$2,357	$1,215	$980
Average net assets (000)	$293,229	$11,195	$1,866	$1,443	$490
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.08%	1.20%	1.20%	1.20%	1.20%
Expenses before waivers and/or expense reimbursement	1.28%	1.93%	3.17%	3.56%	2.94%
Net investment income (loss)	(0.72)%	(0.83)%	(0.08)%	(0.13)%	(0.19)%
Portfolio turnover rate(e)	78%	58%	33%	23%	45%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Emerging Markets Equity Opportunities Fund      23

Financial Highlights   (continued)

Class R6 Shares
	Year Ended October 31,

	2021	2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$17.93	$12.31	$9.67	$11.27	$9.39
Income (loss) from investment operations:
Net investment income (loss)	(0.15)	(0.10)	(0.01)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.30	5.72	2.65	(1.58)	1.89
Total from investment operations	6.15	5.62	2.64	(1.60)	1.88
Net asset value, end of year	$24.08	$17.93	$12.31	$9.67	$11.27
Total Return(b):	34.30%	45.65%	27.30%	(14.20)%	20.02%

Ratios/Supplemental Data:
Net assets, end of year (000)	$314,476	$18,340	$12,319	$9,675	$11,271
Average net assets (000)	$121,398	$14,144	$11,249	$11,852	$9,893
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.01%	1.20%	1.20%	1.20%	1.20%
Expenses before waivers and/or expense reimbursement	1.16%	1.80%	2.41%	2.32%	2.78%
Net investment income (loss)	(0.62)%	(0.74)%	(0.11)%	(0.17)%	(0.13)%
Portfolio turnover rate(e)	78%	58%	33%	23%	45%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

24

Notes to Financial Statements

1.	Organization

Prudential World Fund, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation and currently consists of seven separate funds: PGIM Emerging Markets Debt Hard Currency Fund, PGIM Emerging Markets Debt Local Currency Fund, PGIM Jennison Emerging Markets Equity Opportunities Fund, PGIM Jennison Global Infrastructure Fund, PGIM Jennison Global Opportunities Fund, PGIM Jennison International Opportunities Fund and PGIM QMA International Equity Fund. These financial statements relate only to the PGIM Jennison Emerging Markets Equity Opportunities Fund (the “Fund”). The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek long-term growth of capital.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

PGIM Jennison Emerging Markets Equity Opportunities Fund    25

Notes to Financial Statements (continued)

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be

26

classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported Net change in unrealized appreciation (depreciation) on investments and Net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the

PGIM Jennison Emerging Markets Equity Opportunities Fund    27

Notes to Financial Statements (continued)

Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates

28

by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

The Fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the Fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the Fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the Fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PGIM Jennison Emerging Markets Equity Opportunities Fund    29

Notes to Financial Statements (continued)

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of Jennison.

Effective May 14, 2021, the management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.95% of the Fund’s average daily net assets up to $5 billion and 0.925% of the Fund’s average daily net assets in excess of $5 billion. Prior to May 14, 2021, the management fee paid to the Manager was accrued daily and payable monthly at an annual rate of 1.05% of the Fund’s average daily net assets up to $5 billion and 1.025% of the Fund’s average daily net assets in excess of $5 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.98% for the year ended October 31, 2021.

Effective April 7, 2021, the Manager has contractually agreed, through February 28, 2023, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.30% of average daily net assets for Class A shares, 2.05% of average daily net assets for Class C shares, 1.05% of average daily net assets for Class Z shares and 0.98% of average daily net assets for Class R6 shares. Prior to April 7, 2021, the Manager had contractually agreed, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.45% of average daily net assets for Class A shares, 2.20% of average daily net assets for Class C shares, 1.20% of average daily net assets for Class Z shares and 1.20% of average daily net assets for Class R6 shares. The contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extra ordinary expenses and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

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The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30% and 1% of the average daily net assets of the Class A and Class C shares, respectively. PIMS has contractually agreed through February 28, 2023 to limit such fee to 0.25% of the average daily net assets of the Class A shares. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Fund.

For the year ended October 31, 2021, PIMS received $571,095 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2021, PIMS received $141 and $1,341 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2021, no 17a-7

PGIM Jennison Emerging Markets Equity Opportunities Fund    31

Notes to Financial Statements (continued)

transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2021, were $1,184,994,438 and $336,768,571, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2021, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund (1)(wa)
$5,578,205	$432,206,004	$369,347,820	$—	$—	$68,436,389	68,436,389	$24,421

PGIM Institutional Money Market Fund (1)(b)(wa)
4,072,761	220,748,381	218,737,833	(602)	(4,794)	6,077,913	6,081,562	10,433	(2)

$9,650,966	$652,954,385	$588,085,653	$(602)	$(4,794)	$74,514,302		$34,854

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the tax year ended October 31, 2021, the adjustments were to increase total distributable earnings and decrease paid-in capital in excess of par by $693,074 due to a net operating loss. Net investment income, net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

For the fiscal years ended October 31, 2021, and October 31, 2020, there were no distributions paid by the Fund.

32

As of October 31, 2021, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$937,268,778	$114,442,205	$(29,817,840)	$84,624,365

The book basis may differ from tax basis due to deferred losses on wash sales.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2021 of approximately $27,916,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Fund elected to treat late year ordinary income losses of approximately $3,026,000 as having been incurred in the following fiscal year (October 31, 2021).

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2021 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

PGIM Jennison Emerging Markets Equity Opportunities Fund    33

Notes to Financial Statements (continued)

The RIC is authorized to issue 10,225,000,000 shares of common stock, $0.00001 par value per share, 865,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class A	25,000,000
Class C	65,000,000
Class Z	300,000,000
Class T	225,000,000
Class R6	250,000,000

The Fund currently does not have any Class T shares outstanding.

As of October 31, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	17,167	0.9%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	5	83.8%

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	2,255,202	$51,550,059
Shares purchased	(580,724)	(12,973,518)

Net increase (decrease) in shares outstanding before conversion	1,674,478	38,576,541
Shares issued upon conversion from other share class(es)	4,431	112,936
Shares purchased upon conversion into other share class(es)	(11,348)	(248,795)

Net increase (decrease) in shares outstanding	1,667,561	$38,440,682

Year ended October 31, 2020:
Shares sold	103,935	$1,518,736
Shares purchased	(71,824)	(955,318)

Net increase (decrease) in shares outstanding before conversion	32,111	563,418
Shares issued upon conversion from other share class(es)	3,633	54,429
Shares purchased upon conversion into other share class(es)	(902)	(11,761)

Net increase (decrease) in shares outstanding	34,842	$606,086

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Class C	Shares	Amount
Year ended October 31, 2021:
Shares sold	217,144	$4,807,891
Shares purchased	(39,846)	(888,017)

Net increase (decrease) in shares outstanding before conversion	177,298	3,919,874
Shares purchased upon conversion into other share class(es)	(7,817)	(182,875)

Net increase (decrease) in shares outstanding	169,481	$3,736,999

Year ended October 31, 2020:
Shares sold	13,233	$188,787
Shares purchased	(11,358)	(155,204)

Net increase (decrease) in shares outstanding before conversion	1,875	33,583
Shares purchased upon conversion into other share class(es)	(3,792)	(54,429)

Net increase (decrease) in shares outstanding	(1,917)	$(20,846)

Class Z
Year ended October 31, 2021:
Shares sold	31,445,686	$744,637,683
Shares purchased	(6,723,022)	(157,898,994)

Net increase (decrease) in shares outstanding before conversion	24,722,664	586,738,689
Shares issued upon conversion from other share class(es)	13,165	295,170
Shares purchased upon conversion into other share class(es)	(7,805)	(191,186)

Net increase (decrease) in shares outstanding	24,728,024	$586,842,673

Year ended October 31, 2020:
Shares sold	2,007,443	$30,937,061
Shares purchased	(247,957)	(3,693,491)

Net increase (decrease) in shares outstanding before conversion	1,759,486	27,243,570
Shares issued upon conversion from other share class(es)	890	11,761

Net increase (decrease) in shares outstanding	1,760,376	$27,255,331

Class R6
Year ended October 31, 2021:
Shares sold	13,708,513	$322,853,105
Shares purchased	(1,682,763)	(38,945,474)

Net increase (decrease) in shares outstanding before conversion	12,025,750	283,907,631
Shares issued upon conversion from other share class(es)	8,764	214,750

Net increase (decrease) in shares outstanding	12,034,514	$284,122,381

Year ended October 31, 2020:
Shares sold	22,744	$376,591
Shares purchased	(328)	(4,694)

Net increase (decrease) in shares outstanding	22,416	$371,897

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021

PGIM Jennison Emerging Markets Equity Opportunities Fund    35

Notes to Financial Statements (continued)

	Current SCA	Prior SCA
Total Commitment	$1,200,000,000	$1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended October 31, 2021.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Country Risk: Changes in the business environment may adversely affect operating profits or the value of assets in a specific country. For example, financial factors such as currency controls, devaluation or regulatory changes or stability factors such as mass riots, civil war and other potential events may contribute to companies’ operational risks.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Cyber Security Risk: Failures or breaches of the electronic systems of the Fund, the Fund’s manager, subadviser, distributor, and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its

36

shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers or issuers of securities in which the Fund invests.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will. The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located

PGIM Jennison Emerging Markets Equity Opportunities Fund    37

Notes to Financial Statements (continued)

outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Geographic Concentration Risk: The Fund’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Investments in China Risk: Investments in China subject the Fund to risks specific to China and may make it more volatile than other funds. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation.

China has experienced security concerns, such as terrorism and strained international relations. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the U.S., or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy or the Fund. For example, a series of executive orders issued between November 2020 and June 2021 prohibit the Fund from investing in certain companies identified by the U.S. government as “Chinese Military Industrial

38

Complex Companies.” The restrictions in these executive orders may force the subadviser to sell certain positions and may restrict the Fund from future investments the subadviser deems otherwise attractive.

Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and mid-cap companies are less stable than the prices of large-cap stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern

PGIM Jennison Emerging Markets Equity Opportunities Fund    39

Notes to Financial Statements (continued)

Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

10.	Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

40

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential World Fund, Inc. and Shareholders

of PGIM Jennison Emerging Markets Equity Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Emerging Markets Equity Opportunities Fund (one of the funds constituting Prudential World Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and financial highlights for each of the two years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 17, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Jennison Emerging Markets Equity Opportunities Fund	41

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Emerging Markets Equity Opportunities Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 92

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95

Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 91

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 94

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Jennison Emerging Markets Equity Opportunities Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 94

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 95

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 1993; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

PGIM Jennison Emerging Markets Equity Opportunities Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 1974 Chief Compliance Officer

Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

Since July 2019

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Diana N. Huffman 1982 Assistant Secretary

Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).

Since March 2019

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and Head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.

Since October 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Jennison Emerging Markets Equity Opportunities Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Emerging Markets Equity Opportunities Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

[1]	PGIM Jennison Emerging Markets Equity Opportunities Fund is a series of Prudential World Fund, Inc.

PGIM Jennison Emerging Markets Equity Opportunities Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PGIM Investments’ evaluation of Jennison as well as PGIM Investments’ recommendation, based on its review of Jennison, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments for the year ended December 31, 2019 exceeded the management fees received by PGIM Investments, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar

PGIM Jennison Emerging Markets Equity Opportunities Fund

Approval of Advisory Agreements (continued)

credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2020. The Board considered that the Fund commenced operations on September 16, 2014 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2020. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	N/A

Actual Management Fees: 1st Quartile

Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.

Visit our website at pgim.com/investments

•

The Board and PGIM Investments agreed to a contractual expense cap, which (exclusive of certain fees and expenses) caps the Fund’s annual operating expenses at 1.30% for Class A shares, 2.05% for Class C shares, 0.98% for Class R6 shares, and 1.05% for Class Z shares through February 28, 2023.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Emerging Markets Equity Opportunities Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS

Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick

• Stuart  S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer

• Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Jonathan Corbett, Anti-Money Laundering Compliance Officer

• Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary

• Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Emerging Markets Equity Opportunities Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON EMERGING MARKETS EQUITY OPPORTUNITIES FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PDEAX	PDECX	PDEZX	PDEQX

CUSIP	743969644	743969636	743969610	743969628

MF225E

PGIM JENNISON GLOBAL OPPORTUNITIES FUND

ANNUAL REPORT

OCTOBER 31, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

Table of Contents

Letter from the President	3

Your Fund’s Performance	4

Growth of a $10,000 Investment	5

Strategy and Performance Overview	8

Fees and Expenses	11

Holdings and Financial Statements	13

Approval of Advisory Agreements

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2021 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Global Opportunities Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2021.

The global economy and markets continued to recover throughout the period from the ongoing impact of the COVID-19 pandemic. The Federal Reserve slashed interest rates and kept them near zero to encourage borrowing. Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective COVID-19 vaccines received regulatory approval. Those measures were enough to offset the fear of rising inflation and supply chain challenges that threatened to disrupt growth.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

Throughout this volatile period, investors sought safety in fixed income.

Investment-grade bonds in the US and the overall global bond market declined slightly during the period as the economy recovered, but emerging market debt rose. While the 10-year US Treasury yield hovered near record lows early in the period after a significant rally in interest rates, rates moved higher later on as investors began to focus on stronger economic growth and the prospects of higher inflation. The Fed also took several aggressive actions to keep the bond markets running smoothly, implementing many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1.5 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Global Opportunities Fund

December 15, 2021

PGIM Jennison Global Opportunities Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/21
	One Year (%)	Five Years (%)	Since Inception (%)

Class A

(with sales charges)	30.17	27.05	18.21 (03/14/2012)

(without sales charges)	37.75	28.49	18.91 (03/14/2012)

Class C

(with sales charges)	35.63	27.46	17.97 (03/14/2012)

(without sales charges)	36.63	27.46	17.97 (03/14/2012)

Class Z

(without sales charges)	37.96	28.74	19.16 (03/14/2012)

Class R2
(without sales charges)	37.45	N/A	40.06 (12/27/2018)

Class R4

(without sales charges)	37.76	N/A	40.44 (12/27/2018)

Class R6

(without sales charges)	38.08	28.87	21.71 (12/22/2014)

MSCI All Country World ND Index
	37.28	14.72	—

Average Annual Total Returns as of 10/31/21 Since Inception (%)
	Class A, Class C, Class Z	Class R2, Class R4	Class R6
	(03/14/2012)	(12/27/2018)	(12/22/2014)

MSCI All Country World ND Index	10.89	21.07	10.94

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the MSCI ACWI ND Index by portraying the initial account values at the commencement of operations for Class Z shares (March 14, 2012) and the account values at the end of the current fiscal year (October 31, 2021), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Global Opportunities Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R2	Class R4	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	0.25%	None	None
Shareholder services fees	None	None	None	0.10%	0.10%	None

Benchmark Definitions

MSCI All Country World ND Index—The MSCI All Country World Index is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI ND Index consists of 47 country indexes comprising 23 developed and 27 emerging market country indexes. The ND version of the MSCI ACWI Index reflects the impact of the maximum withholding taxes on reinvested dividends. The MSCI ACWI ND Index is unmanaged and the total return includes the reinvestment of all dividends.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/21

Ten Largest Holdings	Line of Business	Country	% of Net Assets

Tesla, Inc.	Automobiles	United States	8.5%

Sea Ltd., ADR	Entertainment	Taiwan	5.3%

Adyen NV, 144A	IT Services	Netherlands	4.8%

Apple, Inc.	Technology Hardware, Storage & Peripherals	United States	4.8%

NVIDIA Corp.	Semiconductors & Semiconductor Equipment	United States	4.7%

Shopify, Inc. (Class A Stock)	IT Services	Canada	4.1%

LVMH Moet Hennessy Louis Vuitton SE	Textiles, Apparel & Luxury Goods	France	4.1%

Atlassian Corp. PLC (Class A Stock)	Software	United States	3.8%

Alphabet, Inc. (Class A Stock)	Interactive Media & Services	United States	3.7%

ASML Holding NV	Semiconductors & Semiconductor Equipment	Netherlands	3.2%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison Global Opportunities Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Global Opportunities Fund’s Class Z shares returned 37.96% in the 12-month reporting period that ended October 31, 2021, slightly outperforming the 37.28% return of the MSCI All Country World Net Dividends Index (the Index).

What were the market conditions?

●

In early fall 2020, investors began to favor areas of the market that were most exposed to an economic recovery and most debilitated by the COVID-19 pandemic. This rotation extended into the first quarter of 2021, boosting valuations of cyclical companies and reducing the earnings multiples of secular growth companies.

●	June 2021 marked a turning point in the US economic reopening and reflation outlook, as the Federal Reserve’s comments began to reflect concerns about labor shortages and rising prices.

●

Corporate profit growth through the end of the reporting period was strong, highlighting the expanding recovery and boosting business confidence to its highest level since the early days of the pandemic.

●

The Chinese government took further steps during the period to rein in the activities of many of its largest consumer-facing companies, citing concerns over privacy, unintended usage of consumer data, and the deleterious health effects of excessive amounts of time spent online. Chinese stocks sold off sharply after these moves and the elevated risk of further intervention.

●

All sectors in the Index generated positive returns for the period. The energy, financials, and information technology sectors posted the largest gains. Returns for defensive sectors such as utilities and consumer staples were comparatively modest.

What worked?

●	In the consumer discretionary sector:

●

Shares of electric-vehicle maker Tesla, Inc. continued to surge during the reporting period on a host of impressive financial results made possible by solid production, increased capacity, and strong execution. Jennison believes the company’s technology, scale, and low-cost advantage make it not only the breakaway leader in the electric-vehicle market but also position it to disrupt the overall automotive industry.

●

LVMH Moët Hennessy Louis Vuitton SE is the world’s largest luxury goods company, with operations in wines and spirits, perfumes and cosmetics, fashion and leather goods, watches and jewelry, and selective retailing. The Fund holds the stock because of the consistent performance of LVMH’s flagship brand, Louis Vuitton, the company’s well-diversified portfolio, growth opportunities in emerging Asia, and what Jennison considers a strong management team. The company’s mega brands (Louis Vuitton and Christian Dior) have continued to drive earnings growth, but its smaller brands have continued to gain momentum.

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●	In the information technology sector:

●	The success of Adyen NV was attributed to its single platform that supports global omni-channel commerce with dynamic, reliable, end-to-end processing, and risk management services.

●

Ever-growing demand for Nvidia Corp.’s cloud storage has fueled robust spending by the company’s largest customers and has been a source of high-margin revenue strength. Continued growth in the firm’s large gaming sector business and a growing automotive pipeline are other key factors in Jennison’s positive outlook for the company. Nvidia is focused on key high-growth markets where it can leverage its graphics semiconductor expertise to offer high value-added solutions.

●

Wuxi Biologics—which discovers, researches, develops, and manufactures biologics services—drove performance in the healthcare sector during the period. As a contract research organization based in China, Wuxi benefited from several trends, including increasing research and development outsourcing activities from drug companies, biologics being favored over chemical drugs, and a biotech boom in China. However, the Fund eliminated the position during the period due to the regulatory environment in China.

What didn’t work?

●	On a sector level, the absence of financials and energy sector stocks from the Fund hurt performance as they were the Index’s best-performing sectors during the reporting period.

●	Individual holdings with disappointing performance included:

●

Tencent Holdings Ltd. and Meituan, both based in China, were notable detractors from performance due the country’s changing regulatory environment. Tencent is the largest video game publisher in the world by revenue but is best known in China for its WeChat and QQ messaging and mobile-payment apps. Meituan is a Chinese consumer services marketplace website. Both positions were eliminated during the period due to the heightened risk brought on by the regulatory changes.

●	Zoom Video Communications Inc. shares fell after falling short of the market’s heightened expectations. The position was sold from the Fund during the period.

●

Snowflake Inc. is a cloud-based data warehousing company, and Wix.com Ltd. is an Israeli software company that provides cloud-based web-development services. The Fund sold both positions during the period in a very volatile market in favor of stocks in which it had higher near-term conviction.

Current outlook

●

Investors are facing a complex economic landscape heading into the end of 2021. Interest rates are responding to elevated wage and goods price inflation, exacerbated by supply-chain bottlenecks and shortages of critical components. Jennison expects corporate profit growth to return to pre-COVID-19 trend levels over the next year.

PGIM Jennison Global Opportunities Fund	9

Strategy and Performance Overview (continued)

While these levels are respectable in absolute terms, in Jennison’s view, they represent a meaningful slowdown from the COVID-19-driven highs reached over the previous 18 months.

•

Many companies that reported strong operating results during the pandemic due to a broad shift toward online shopping and work-from-home business models are now facing challenging financial results comparisons to the previous reporting period. While this may be a headwind for share prices in the short term, Jennison believes that developments during the past 18 months have accelerated trends in consumer and enterprise behavior that were already in place before COVID-19 and that the step-up in growth demand in these areas may persist for some time.

•

Jennison remains optimistic that the Fund’s portfolio holdings are well positioned to navigate this complex landscape. While the Fund’s investments are not insulated from the macro-economic backdrop, Jennison believes their market-leading positions, strong cash flow generation and reinvestment, and often-disruptive business models should allow them to deliver growth that exceeds current market expectations, leading to potential share price outperformance over the long-term investment horizon.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2021. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Jennison Global Opportunities Fund	11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Global Opportunities Fund		Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,140.60	1.08%	$ 5.83
	Hypothetical	$1,000.00	$1,019.76	1.08%	$ 5.50
Class C	Actual	$1,000.00	$1,136.00	1.91%	$10.28
	Hypothetical	$1,000.00	$1,015.58	1.91%	$ 9.70
Class Z	Actual	$1,000.00	$1,141.50	0.93%	$ 5.02
	Hypothetical	$1,000.00	$1,020.52	0.93%	$ 4.74
Class R2	Actual	$1,000.00	$1,139.00	1.39%	$ 7.49
	Hypothetical	$1,000.00	$1,018.20	1.39%	$ 7.07
Class R4	Actual	$1,000.00	$1,140.40	1.09%	$ 5.88
	Hypothetical	$1,000.00	$1,019.71	1.09%	$ 5.55
Class R6	Actual	$1,000.00	$1,142.10	0.83%	$ 4.48
	Hypothetical	$1,000.00	$1,021.02	0.83%	$ 4.23

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2021, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of October 31, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 99.0%

COMMON STOCKS

Argentina 2.8%

MercadoLibre, Inc.*	176,380	$261,222,308

Canada 4.1%

Shopify, Inc. (Class A Stock)*	263,245	386,109,339

France 14.7%

Hermes International	176,921	281,057,806
Kering SA	146,161	110,112,822
L’Oreal SA	624,459	285,627,111
LVMH Moet Hennessy Louis Vuitton SE	491,677	385,809,212
Pernod Ricard SA	840,206	193,261,944
Remy Cointreau SA	638,304	128,904,273

		1,384,773,168

Germany 1.7%

BioNTech SE, ADR*	554,294	154,498,367

Hong Kong 2.3%

Techtronic Industries Co. Ltd.	10,501,674	216,481,602

Italy 2.3%

Ferrari NV	922,552	218,721,902

Netherlands 8.0%

Adyen NV, 144A*	148,675	450,920,526
ASML Holding NV	374,389	304,088,072

		755,008,598

Switzerland 4.8%
Cie Financiere Richemont SA (Class A Stock)	1,095,427	135,718,768
Givaudan SA	32,652	153,681,567
Straumann Holding AG	79,246	165,088,792

		454,489,127

Taiwan 5.3%
Sea Ltd., ADR*	1,453,137	499,254,279

United States 52.1%
Airbnb, Inc. (Class A Stock)*	1,677,841	286,340,345

See Notes to Financial Statements.

PGIM Jennison Global Opportunities Fund	13

Schedule of Investments (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

United States (cont’d.)
Align Technology, Inc.*	278,716	$174,021,909
Alphabet, Inc. (Class A Stock)*	116,305	344,369,801
Amazon.com, Inc.*	85,945	289,843,496
Apple, Inc.	2,992,834	448,326,533
Atlassian Corp. PLC (Class A Stock)*	783,275	358,841,776
Crowdstrike Holdings, Inc. (Class A Stock)*	631,496	177,955,573
DocuSign, Inc.*	690,593	192,185,126
Dynatrace, Inc.*	2,999,740	224,980,500
Home Depot, Inc. (The)	199,428	74,135,365
HubSpot, Inc.*	349,876	283,480,031
Match Group, Inc.*	795,897	120,005,350
Netflix, Inc.*	150,880	104,153,973
NIKE, Inc. (Class B Stock)	465,245	77,830,836
NVIDIA Corp.	1,729,212	442,107,632
Okta, Inc.*	404,253	99,923,256
Snap, Inc. (Class A Stock)*	2,659,838	139,854,282
Square, Inc. (Class A Stock)*(a)	1,055,728	268,682,776
Tesla, Inc.*	716,493	798,173,202

		4,905,211,762

Uruguay 0.9%

Dlocal Ltd.*	1,698,107	82,375,171

TOTAL LONG-TERM INVESTMENTS (cost $5,663,536,509)		9,318,145,623

SHORT-TERM INVESTMENTS 0.7%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	46,760,862	46,760,862
PGIM Institutional Money Market Fund (cost $16,154,794; includes $16,153,536 of cash collateral for securities on loan)(b)(wa)	16,164,492	16,154,794

TOTAL SHORT-TERM INVESTMENTS (cost $62,915,656)		62,915,656

TOTAL INVESTMENTS 99.7% (cost $5,726,452,165)		9,381,061,279
Other assets in excess of liabilities 0.3%		28,801,851

NET ASSETS 100.0%		$9,409,863,130

See Notes to Financial Statements.

14

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $15,422,700; cash collateral of $16,153,536 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Argentina	$261,222,308	$—	$—
Canada	386,109,339	—	—
France	—	1,384,773,168	—
Germany	154,498,367	—	—
Hong Kong	—	216,481,602	—
Italy	—	218,721,902	—
Netherlands	—	755,008,598	—
Switzerland	—	454,489,127	—
Taiwan	499,254,279	—	—
United States	4,905,211,762	—	—
Uruguay	82,375,171	—	—
Short-Term Investments
Affiliated Mutual Funds	62,915,656	—	—

Total	$6,351,586,882	$3,029,474,397	$—

See Notes to Financial Statements.

PGIM Jennison Global Opportunities Fund	15

Schedule of Investments (continued)

as of October 31, 2021

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2021 were as follows (unaudited):

IT Services	13.7%
Software	13.1
Automobiles	10.8
Textiles, Apparel & Luxury Goods	10.5
Semiconductors & Semiconductor Equipment	7.9
Interactive Media & Services	6.5
Entertainment	6.4
Internet & Direct Marketing Retail	5.9
Technology Hardware, Storage & Peripherals	4.8
Health Care Equipment & Supplies	3.6
Beverages	3.4
Hotels, Restaurants & Leisure	3.0
Personal Products	3.0

Machinery	2.3%
Biotechnology	1.7
Chemicals	1.6
Specialty Retail	0.8
Affiliated Mutual Funds (0.2% represents investments purchased with collateral from securities on loan)	0.7

99.7
Other assets in excess of liabilities	0.3

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$15,422,700	$(15,422,700)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

as of October 31, 2021

Assets
Investments at value, including securities on loan of $15,422,700:
Unaffiliated investments (cost $5,663,536,509)	$9,318,145,623
Affiliated investments (cost $62,915,656)	62,915,656
Foreign currency, at value (cost $146,895)	146,914
Receivable for investments sold	50,880,424
Receivable for Fund shares sold	26,513,245
Tax reclaim receivable	2,826,658
Dividends receivable	198
Prepaid expenses	50,516

Total Assets	9,461,479,234

Liabilities
Payable for Fund shares purchased	24,108,065
Payable to broker for collateral for securities on loan	16,153,536
Management fee payable	6,073,203
Payable for investments purchased	3,729,504
Accrued expenses and other liabilities	919,338
Distribution fee payable	569,368
Affiliated transfer agent fee payable	56,457
Directors’ fees payable	6,633

Total Liabilities	51,616,104

Net Assets	$9,409,863,130

Net assets were comprised of:
Common stock, at par	$1,776
Paid-in capital in excess of par	4,945,554,507
Total distributable earnings (loss)	4,464,306,847

Net assets, October 31, 2021	$9,409,863,130

See Notes to Financial Statements.

PGIM Jennison Global Opportunities Fund	17

Statement of Assets and Liabilities

as of October 31, 2021

Class A
Net asset value and redemption price per share, ($797,091,017 ÷ 15,285,127 shares of common stock issued and outstanding)	$52.15
Maximum sales charge (5.50% of offering price)	3.04

Maximum offering price to public	$55.19

Class C
Net asset value, offering price and redemption price per share, ($496,435,134 ÷ 10,285,303 shares of common stock issued and outstanding)	$48.27

Class Z
Net asset value, offering price and redemption price per share, ($4,792,804,518 ÷ 90,003,746 shares of common stock issued and outstanding)	$53.25

Class R2
Net asset value, offering price and redemption price per share, ($21,615,461 ÷ 408,942 shares of common stock issued and outstanding)	$52.86

Class R4
Net asset value, offering price and redemption price per share, ($332,281 ÷ 6,237 shares of common stock issued and outstanding)	$53.27

Class R6
Net asset value, offering price and redemption price per share, ($3,301,584,719 ÷ 61,599,911 shares of common stock issued and outstanding)	$53.60

Net Asset Values Per Share may not recalculate due to rounding.

See Notes to Financial Statements.

18

Statement of Operations

Year Ended October 31, 2021

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $2,838,980 foreign withholding tax)	$22,477,582
Income from securities lending, net (including affiliated income of $224,869)	516,794
Affiliated dividend income	137,403

Total income	23,131,779

Expenses
Management fee	65,388,405
Distribution fee(a)	6,584,071
Shareholder servicing fees(a)	13,476
Transfer agent’s fees and expenses (including affiliated expense of $316,882)(a)	5,053,903
Custodian and accounting fees	660,930
Shareholders’ reports	396,757
Registration fees(a)	378,925
SEC registration fees	135,000
Directors’ fees	98,950
Legal fees and expenses	52,734
Audit fee	29,133
Miscellaneous	89,192

Total expenses	78,881,476
Less: Fee waiver and/or expense reimbursement(a)	(552,871)
Distribution fee waiver(a)	(342,284)

Net expenses	77,986,321

Net investment income (loss)	(54,854,542)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $98,341)	901,317,860
Foreign currency transactions	(757,134)

900,560,726

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(192,834))	1,589,288,518
Foreign currencies	44,704

1,589,333,222

Net gain (loss) on investment and foreign currency transactions	2,489,893,948

Net Increase (Decrease) In Net Assets Resulting From Operations	$2,435,039,406

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R2	Class R4	Class R6
Distribution fee	2,053,706	4,498,698	—	31,667	—	—
Shareholder servicing fees	—	—	—	12,953	523	—
Transfer agent’s fees and expenses	554,075	349,756	4,105,855	19,875	1,028	23,314
Registration fees	45,540	31,520	108,815	7,924	7,924	177,202
Fee waiver and/or expense reimbursement	(538,348)	—	—	(6,730)	(7,793)	—
Distribution fee waiver	(342,284)	—	—	—	—	—

See Notes to Financial Statements.

PGIM Jennison Global Opportunities Fund	19

Statements of Changes in Net Assets

	Year Ended October 31,
	2021	2020

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$(54,854,542)	$(24,110,346)
Net realized gain (loss) on investment and foreign currency transactions	900,560,726	185,878,039
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,589,333,222	1,677,114,199

Net increase (decrease) in net assets resulting from operations	2,435,039,406	1,838,881,892

Dividends and Distributions
Distributions from distributable earnings
Class A	(9,958,088)	—
Class C	(7,632,427)	—
Class Z	(66,508,567)	—
Class R2	(7,434)	—
Class R4	(9,579)	—
Class R6	(36,320,678)	—

	(120,436,773)	—

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	3,048,592,811	2,869,534,185
Net asset value of shares issued in reinvestment of dividends and distributions	117,629,727	—
Cost of shares purchased	(2,124,201,273)	(1,210,949,163)

Net increase (decrease) in net assets from Fund share transactions	1,042,021,265	1,658,585,022

Total increase (decrease)	3,356,623,898	3,497,466,914

Net Assets:

Beginning of year	6,053,239,232	2,555,772,318

End of year	$9,409,863,130	$6,053,239,232

See Notes to Financial Statements.

20

Financial Highlights

Class A Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$38.50	$24.58	$21.47	$20.72	$15.14
Income (loss) from investment operations:
Net investment income (loss)	(0.37)	(0.22)	(0.11)	(0.13)	(0.09)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	14.76	14.14	3.22	0.88	5.67
Total from investment operations	14.39	13.92	3.11	0.75	5.58
Less Dividends and Distributions:
Distributions from net realized gains	(0.74)	-	-	-	-
Net asset value, end of year	$52.15	$38.50	$24.58	$21.47	$20.72
Total Return(b):	37.75%	56.63%	14.49%	3.62%	36.86%

Ratios/Supplemental Data:
Net assets, end of year (000)	$797,091	$494,173	$236,118	$164,764	$90,247
Average net assets (000)	$684,569	$344,283	$205,653	$142,313	$70,810
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.08%	1.08%	1.08%	1.14%	1.19%
Expenses before waivers and/or expense reimbursement	1.21%	1.24%	1.28%	1.30%	1.33%
Net investment income (loss)	(0.80)%	(0.69)%	(0.45)%	(0.55)%	(0.55)%
Portfolio turnover rate(e)	62%	57%	52%	62%	79%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Global Opportunities Fund	21

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$35.98	$23.16	$20.41	$19.85	$14.61
Income (loss) from investment operations:
Net investment income (loss)	(0.70)	(0.45)	(0.29)	(0.30)	(0.22)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	13.73	13.27	3.04	0.86	5.46
Total from investment operations	13.03	12.82	2.75	0.56	5.24
Less Dividends and Distributions:
Distributions from net realized gains	(0.74)	-	-	-	-
Net asset value, end of year	$48.27	$35.98	$23.16	$20.41	$19.85
Total Return(b):	36.63%	55.31%	13.47%	2.82%	35.87%

Ratios/Supplemental Data:
Net assets, end of year (000)	$496,435	$364,557	$211,290	$168,587	$79,531
Average net assets (000)	$449,870	$279,272	$198,518	$136,788	$55,922
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.91%	1.93%	1.94%	1.94%	1.94%
Expenses before waivers and/or expense reimbursement	1.91%	1.93%	1.97%	1.99%	2.03%
Net investment income (loss)	(1.62)%	(1.53)%	(1.31)%	(1.35)%	(1.28)%
Portfolio turnover rate(e)	62%	57%	52%	62%	79%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

22

Class Z Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$39.24	$25.01	$21.82	$21.00	$15.31
Income (loss) from investment operations:
Net investment income (loss)	(0.30)	(0.17)	(0.07)	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	15.05	14.40	3.26	0.90	5.74
Total from investment operations	14.75	14.23	3.19	0.82	5.69
Less Dividends and Distributions:
Distributions from net realized gains	(0.74)	-	-	-	-
Net asset value, end of year	$53.25	$39.24	$25.01	$21.82	$21.00
Total Return(b):	37.96%	56.90%	14.62%	3.90%	37.17%

Ratios/Supplemental Data:
Net assets, end of year (000)	$4,792,805	$3,390,006	$1,466,571	$927,492	$334,783
Average net assets (000)	$4,303,934	$2,338,060	$1,228,375	$693,749	$193,977
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.92%	0.93%	0.94%	0.93%	0.94%
Expenses before waivers and/or expense reimbursement	0.92%	0.93%	0.96%	0.97%	1.02%
Net investment income (loss)	(0.64)%	(0.54)%	(0.31)%	(0.35)%	(0.28)%
Portfolio turnover rate(e)	62%	57%	52%	62%	79%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Global Opportunities Fund	23

Financial Highlights (continued)

Class R2 Shares
	Year Ended October 31,		December 27, 2018(a) through October 31, 2019
	2021	2020
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$39.10	$25.02	$20.59
Income (loss) from investment operations:
Net investment income (loss)	(0.48)	(0.31)	(0.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	14.98	14.39	4.55
Total from investment operations	14.50	14.08	4.43
Less Dividends and Distributions:
Distributions from net realized gains	(0.74)	-	-
Net asset value, end of period	$52.86	$39.10	$25.02
Total Return(c):	37.45%	56.27%	21.52%

Ratios/Supplemental Data:
Net assets, end of period (000)	$21,615	$377	$12
Average net assets (000)	$12,667	$221	$13
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.34%	1.33%	1.34	%(e)
Expenses before waivers and/or expense reimbursement	1.39%	7.68%	216.05	%(e)
Net investment income (loss)	(1.00)%	(0.92)%	(0.58	)%(e)
Portfolio turnover rate(f)	62%	57%	52%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

24

Class R4 Shares
	Year Ended October 31,		December 27, 2018(a) through October 31, 2019
	2021	2020
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$39.31	$25.08	$20.59
Income (loss) from investment operations:
Net investment income (loss)	(0.37)	(0.19)	(0.10)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	15.07	14.42	4.59
Total from investment operations	14.70	14.23	4.49
Less Dividends and Distributions:
Distributions from net realized gains	(0.74)	-	-
Net asset value, end of period	$53.27	$39.31	$25.08
Total Return(c):	37.76%	56.74%	21.81%

Ratios/Supplemental Data:
Net assets, end of period (000)	$332	$505	$362
Average net assets (000)	$696	$433	$122
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.06%	1.02%	0.97	%(e)
Expenses before waivers and/or expense reimbursement	2.18%	4.28%	23.67	%(e)
Net investment income (loss)	(0.78)%	(0.60)%	(0.46	)%(e)
Portfolio turnover rate(f)	62%	57%	52%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Global Opportunities Fund	25

Financial Highlights (continued)

Class R6 Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$39.46	$25.13	$21.90	$21.06	$15.33
Income (loss) from investment operations:
Net investment income (loss)	(0.26)	(0.15)	(0.06)	(0.06)	(0.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	15.14	14.48	3.29	0.90	5.77
Total from investment operations	14.88	14.33	3.23	0.84	5.73
Less Dividends and Distributions:
Distributions from net realized gains	(0.74)	-	-	-	-
Net asset value, end of year	$53.60	$39.46	$25.13	$21.90	$21.06
Total Return(b):	38.08%	57.02%	14.75%	3.99%	37.38%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,301,585	$1,803,620	$641,419	$253,010	$29,023
Average net assets (000)	$2,690,566	$1,074,262	$448,178	$133,984	$14,700
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.83%	0.84%	0.84%	0.84%	0.84%
Expenses before waivers and/or expense reimbursement	0.83%	0.84%	0.87%	0.90%	0.92%
Net investment income (loss)	(0.54)%	(0.46)%	(0.23)%	(0.26)%	(0.23)%
Portfolio turnover rate(e)	62%	57%	52%	62%	79%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

26

Notes to Financial Statements

1.    Organization

Prudential World Fund, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation and currently consists of seven separate funds: PGIM Emerging Markets Debt Hard Currency Fund, PGIM Emerging Markets Debt Local Currency Fund, PGIM Jennison Emerging Markets Equity Opportunities Fund, PGIM Jennison Global Infrastructure Fund, PGIM Jennison Global Opportunities Fund, PGIM Jennison International Opportunities Fund and PGIM QMA International Equity Fund. These financial statements relate only to the PGIM Jennison Global Opportunities Fund (the “Fund”). The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek long-term growth of capital.

2.    Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

PGIM Jennison Global Opportunities Fund	27

Notes to Financial Statements (continued)

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be

28

classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported Net change in unrealized appreciation (depreciation) on investments and Net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the

PGIM Jennison Global Opportunities Fund	29

Notes to Financial Statements (continued)

Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates

30

by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.    Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of Jennison.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.825% of the Fund’s average daily net assets up to $1 billion and 0.800% of such assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.803% for the year ended October 31, 2021.

The Manager has contractually agreed, through February 28, 2023, to limit net annual operating expenses (exclusive of distribution and service (12b-1) fees, shareholder service fee, and transfer agency expenses (including sub-transfer agency and networking fees)), of

PGIM Jennison Global Opportunities Fund	31

Notes to Financial Statements (continued)

each class of shares to 0.84% of the Fund’s average daily net assets, and to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the net annual operating expenses to exceed 1.34% of average daily net assets for Class R2 shares or 1.09% of average daily net assets for Class R4 shares. Additionally, the Manager has contractually agreed, through February 28, 2023, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.08% of average daily net assets for Class A shares. These contractual waivers and expense limitation exclude interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1% and 0.25% of the average daily net assets of the Class A, Class C and Class R2 shares, respectively. PIMS has contractually agreed through February 28, 2023 to limit such fees to 0.25% of the average daily net assets of the Class A shares. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z, Class R4 and Class R6 shares of the Fund.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to pay to Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers, as compensation for services rendered to the shareholders of such Class R2 or Class R4 shares, a shareholder service fee at an annual rate of up to

32

0.10% of the average daily net assets attributable to Class R2 and Class R4 shares. The shareholder service fee is accrued daily and paid monthly, as applicable.

For the year ended October 31, 2021, PIMS received $3,576,428 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2021, PIMS received $13,352 and $44,493 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS, PMFS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.    Other Transactions with Affiliates

PMFS serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2021, no 17a-7 transactions were entered into by the Fund.

5.    Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2021, were $5,893,871,911 and $4,955,065,994, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2021, is presented as follows:

PGIM Jennison Global Opportunities Fund	33

Notes to Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund (1)(wa)
$179,094,560	$2,554,239,583	$2,686,573,281	$—	$—	$46,760,862	46,760,862	$137,403

PGIM Institutional Money Market Fund (1)(b)(wa)
462,551,442	2,870,279,807	3,316,581,962	(192,834)	98,341	16,154,794	16,164,492	224,869	(2)

$641,646,002	$5,424,519,390	$6,003,155,243	$(192,834)	$98,341	$62,915,656		$362,272

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.    Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2021, the tax character of dividends paid by the Fund were $883,669 of ordinary income and $119,553,104 of long-term capital gains. For the year ended October 31, 2020, there were no distributions paid by the Fund.

As of October 31, 2021, the accumulated undistributed earnings on a tax basis were $57,821,230 of ordinary income and $772,933,495 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$5,747,505,710	$3,719,309,815	$(85,754,246)	$3,633,555,569

The difference between GAAP and tax basis were primarily due to deferred losses on wash sales and corporate spin-off adjustment.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is

34

required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2021 are subject to such review.

7.    Capital and Ownership

The Fund offers Class A, Class C, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 10,225,000,000 shares of common stock, $0.00001 par value per share, 3,450,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class A	150,000,000
Class C	100,000,000
Class Z	2,000,000,000
Class R2	100,000,000
Class R4	100,000,000
Class R6	1,000,000,000

As of October 31, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class R2	494	0.1%
Class R4	494	7.9%

PGIM Jennison Global Opportunities Fund	35

Notes to Financial Statements (continued)

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	6	77.8%

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	4,665,660	$213,839,272
Shares issued in reinvestment of dividends and distributions	222,928	9,777,601
Shares purchased	(2,530,691)	(115,823,612)

Net increase (decrease) in shares outstanding before conversion	2,357,897	107,793,261
Shares issued upon conversion from other share class(es)	828,473	39,228,444
Shares purchased upon conversion into other share class(es)	(735,700)	(34,462,946)

Net increase (decrease) in shares outstanding	2,450,670	$112,558,759

Year ended October 31, 2020:
Shares sold	5,738,717	$181,584,437
Shares purchased	(2,465,079)	(74,149,989)

Net increase (decrease) in shares outstanding before conversion	3,273,638	107,434,448
Shares issued upon conversion from other share class(es)	428,288	13,295,901
Shares purchased upon conversion into other share class(es)	(474,524)	(15,077,525)

Net increase (decrease) in shares outstanding	3,227,402	$105,652,824

Class C
Year ended October 31, 2021:
Shares sold	2,081,043	$89,155,627
Shares issued in reinvestment of dividends and distributions	184,797	7,556,334
Shares purchased	(1,174,050)	(50,022,440)

Net increase (decrease) in shares outstanding before conversion	1,091,790	46,689,521
Shares purchased upon conversion into other share class(es)	(939,783)	(41,669,710)

Net increase (decrease) in shares outstanding	152,007	$5,019,811

Year ended October 31, 2020:
Shares sold	3,153,742	$91,465,665
Shares purchased	(1,559,131)	(43,284,069)

Net increase (decrease) in shares outstanding before conversion	1,594,611	48,181,596
Shares purchased upon conversion into other share class(es)	(584,386)	(16,711,305)

Net increase (decrease) in shares outstanding	1,010,225	$31,470,291

36

Class Z	Shares	Amount
Year ended October 31, 2021:
Shares sold	30,640,507	$1,428,980,779
Shares issued in reinvestment of dividends and distributions	1,448,278	64,781,489
Shares purchased	(28,647,396)	(1,335,254,028)

Net increase (decrease) in shares outstanding before conversion	3,441,389	158,508,240
Shares issued upon conversion from other share class(es)	1,137,547	54,251,524
Shares purchased upon conversion into other share class(es)	(961,974)	(47,587,111)

Net increase (decrease) in shares outstanding	3,616,962	$165,172,653

Year ended October 31, 2020:
Shares sold	54,820,204	$1,691,528,205
Shares purchased	(27,602,817)	(875,896,188)

Net increase (decrease) in shares outstanding before conversion	27,217,387	815,632,017
Shares issued upon conversion from other share class(es)	853,698	26,946,718
Shares purchased upon conversion into other share class(es)	(323,337)	(10,207,454)

Net increase (decrease) in shares outstanding	27,747,748	$832,371,281

Class R2
Year ended October 31, 2021:
Shares sold	439,431	$19,563,751
Shares issued in reinvestment of dividends and distributions	167	7,434
Shares purchased	(40,294)	(1,961,619)

Net increase (decrease) in shares outstanding	399,304	$17,609,566

Year ended October 31, 2020:
Shares sold	9,568	$296,916
Shares purchased	(416)	(15,390)

Net increase (decrease) in shares outstanding	9,152	$281,526

Class R4
Year ended October 31, 2021:
Shares sold	5,135	$253,565
Shares issued in reinvestment of dividends and distributions	214	9,579
Shares purchased	(11,968)	(626,649)

Net increase (decrease) in shares outstanding	(6,619)	$(363,505)

Year ended October 31, 2020:
Shares sold	1,345	$40,198
Shares purchased	(2,925)	(101,382)

Net increase (decrease) in shares outstanding	(1,580)	$(61,184)

PGIM Jennison Global Opportunities Fund	37

Notes to Financial Statements (continued)

Class R6	Shares	Amount
Year ended October 31, 2021:
Shares sold	27,540,278	$1,296,799,817
Shares issued in reinvestment of dividends and distributions	789,179	35,497,290
Shares purchased	(13,025,359)	(620,512,925)

Net increase (decrease) in shares outstanding before conversion	15,304,098	711,784,182
Shares issued upon conversion from other share class(es)	618,209	31,764,888
Shares purchased upon conversion into other share class(es)	(32,207)	(1,525,089)

Net increase (decrease) in shares outstanding	15,890,100	$742,023,981

Year ended October 31, 2020:
Shares sold	26,781,782	$904,618,764
Shares purchased	(6,652,807)	(217,502,145)

Net increase (decrease) in shares outstanding before conversion	20,128,975	687,116,619
Shares issued upon conversion from other share class(es)	59,984	1,964,598
Shares purchased upon conversion into other share class(es)	(6,636)	(210,933)

Net increase (decrease) in shares outstanding	20,182,323	$688,870,284

8.    Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021

Total Commitment	$ 1,200,000,000	$ 1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended October 31, 2021.

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9.    Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Country Risk: Changes in the business environment may adversely affect operating profits or the value of assets in a specific country. For example, financial factors such as currency controls, devaluation or regulatory changes or stability factors such as mass riots, civil war and other potential events may contribute to companies’ operational risks.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

PGIM Jennison Global Opportunities Fund	39

Notes to Financial Statements (continued)

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Geographic Concentration Risk: The Fund’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Growth Style Risk: The Fund’s growth style may subject the Fund to above-average fluctuations as a result of seeking higher than average capital growth. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Since the Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for long periods of time. At times when the style is out of favor, the Fund may underperform the market in general, its benchmark and other mutual funds.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

40

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and mid-cap companies are less stable than the prices of large-cap stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of

PGIM Jennison Global Opportunities Fund	41

Notes to Financial Statements (continued)

pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile, and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

10.    Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

42

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential World Fund, Inc. and Shareholders of PGIM Jennison Global Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Global Opportunities Fund (one of the funds constituting Prudential World Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and financial highlights for each of the two years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 16, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 16, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Jennison Global Opportunities Fund	43

Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2021, the Fund reports the maximum amount allowed per share, but not less than $0.74 for Class A, C, Z, R2, R4 and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2021, the Fund reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM Jennison Global Opportunities Fund	99.74%	99.60%

In January 2022, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2021.

44

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Global Opportunities Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 92

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95

Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 91

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 94

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Jennison Global Opportunities Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 94

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 95

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 1993; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

PGIM Jennison Global Opportunities Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 1974 Chief Compliance Officer

Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

Since July 2019

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Diana N. Huffman 1982 Assistant Secretary

Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).

Since March 2019

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and Head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.

Since October 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Jennison Global Opportunities Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Global Opportunities Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

[1]	PGIM Jennison Global Opportunities Fund is a series of Prudential World Fund, Inc.

PGIM Jennison Global Opportunities Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits

PGIM Jennison Global Opportunities Fund

Approval of Advisory Agreements (continued)

derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2020.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2020. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	N/A
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that Fund outperformed its benchmark index over all periods.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap that (exclusive of certain fees and expenses) limits total annual operating expenses at 0.84% for each class of the Fund’s shares, and limits

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transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause net annual Fund operating expenses to exceed 1.34% for Class R2 shares or 1.09% for Class R4 shares through February 28, 2022.

•

The Board and PGIM Investments has also agreed to retain the Fund’s existing contractual expense cap with respect to Class A shares, which (exclusive of certain fees and expenses) limits total annual fund operating expenses to 1.08% for Class A shares through February 28, 2022.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Global Opportunities Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Jonathan Corbett, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Global Opportunities Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

 Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON GLOBAL OPPORTUNITIES FUND
SHARE CLASS	A	C	Z	R2	R4	R6
NASDAQ	PRJAX	PRJCX	PRJZX	PRJBX	PRJDX	PRJQX
CUSIP	743969719	743969693	743969685	743969438	743969420	743969594

MF214E

PGIM JENNISON INTERNATIONAL

OPPORTUNITIES FUND

ANNUAL REPORT

OCTOBER 31, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2021 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison International Opportunities Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2021.

The global economy and markets continued to recover throughout the period from the ongoing impact of the COVID-19 pandemic. The Federal Reserve slashed interest rates and kept them near zero to encourage borrowing. Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective COVID-19 vaccines received regulatory approval. Those measures were enough to offset the fear of rising inflation and supply chain challenges that threatened to disrupt growth.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

Throughout this volatile period, investors sought safety in fixed income.

Investment-grade bonds in the US and the overall global bond market declined slightly during the period as the economy recovered, but emerging market debt rose. While the 10-year US Treasury yield hovered near record lows early in the period after a significant rally in interest rates, rates moved higher later on as investors began to focus on stronger economic growth and the prospects of higher inflation. The Fed also took several aggressive actions to keep the bond markets running smoothly, implementing many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1.5 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison International Opportunities Fund

December 15, 2021

PGIM Jennison International Opportunities Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/21
	One Year (%)	Five Years (%)	Since Inception (%)

Class A

(with sales charges)	29.37	24.11	15.21 (06/05/2012)

(without sales charges)	36.90	25.52	15.90 (06/05/2012)

Class C

(with sales charges)	34.84	24.53	15.02 (06/05/2012)

(without sales charges)	35.84	24.53	15.02 (06/05/2012)

Class R

(without sales charges)	36.42	N/A	21.63 (11/20/2017)

Class Z

(without sales charges)	37.15	25.78	16.17 (06/05/2012)

Class R2

(without sales charges)	36.58	N/A	39.20 (12/27/2018)

Class R4

(without sales charges)	36.97	N/A	39.56 (12/27/2018)

Class R6

(without sales charges)	37.25	25.87	20.49 (12/23/2015)

MSCI All Country World Ex-US Index

	29.66	9.77	—

Average Annual Total Returns as of 10/31/21 Since Inception (%)
	Class A, Class C, Class Z	Class R	Class R2, Class R4	Class R6
	(06/05/2012)	(11/20/2017)	(12/27/2018)	(12/23/2015)

MSCI All Country World Ex-US Index	8.16	6.48	14.23	9.11

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the MSCI ACWI ex-US Index by portraying the initial account values at the commencement of operations for Class Z shares (June 5, 2012) and the account values at the end of the current fiscal year (October 31, 2021), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison International Opportunities Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	0.75% (0.50% currently)	None	0.25%	None	None

Shareholder services fees	None	None	None	None	0.10%*	0.10%*	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

MSCI All Country World Index ex-US Index—The Morgan Stanley Capital International All Country World ex-US Index (MSCI ACWI ex-US Index) is an unmanaged free float-adjusted market capitalization-weighted index that is designed to provide a broad measure of stock performance throughout the world, with the exception of US-based companies. The Index includes both developed and emerging markets.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/21

Ten Largest Holdings	Line of Business	Country	% of Net Assets

Adyen NV, 144A	IT Services	Netherlands	7.3%

Sea Ltd., ADR	Entertainment	Taiwan	6.6%

Atlassian Corp. PLC (Class A Stock)	Software	United States	5.1%

Shopify, Inc. (Class A Stock)	IT Services	Canada	5.0%

Sartorius AG (PRFC)	Health Care Equipment & Supplies	Germany	4.5%

LVMH Moet Hennessy Louis Vuitton SE	Textiles, Apparel & Luxury Goods	France	4.1%

ASML Holding NV	Semiconductors & Semiconductor Equipment	Netherlands	3.9%

MercadoLibre, Inc.	Internet & Direct Marketing Retail	Argentina	3.7%

Techtronic Industries Co. Ltd.	Machinery	Hong Kong	3.7%

Straumann Holding AG	Health Care Equipment & Supplies	Switzerland	3.5%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison International Opportunities Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison International Opportunities Fund’s Class Z shares returned 37.15% in the 12-month reporting period that ended October 31, 2021, outperforming the 29.66% return of the MSCI All Country World ex-US Index (the Index).

What were the market conditions?

●

In early fall 2020, investors began to favor areas of the market that were most exposed to an economic recovery and most debilitated by the COVID-19 pandemic. This rotation extended into the first quarter of 2021, boosting valuations of cyclical companies and reducing the earnings multiples of secular growth companies.

●	June 2021 marked a turning point in the US economic reopening and reflation outlook, as the Federal Reserve’s comments began to reflect concerns about labor shortages and rising prices.

●

Corporate profit growth through the end of the reporting period was strong, highlighting the expanding recovery and boosting business confidence to its highest level since the early days of the pandemic.

●

The Chinese government took further steps during the period to rein in the activities of many of its largest consumer-facing companies, citing concerns over privacy, unintended usage of consumer data, and the deleterious health effects of excessive amounts of time spent online. Chinese stocks sold off sharply after these moves and the elevated risk of further intervention.

●

All sectors in the Index generated positive returns for the period. The energy, financials, and information technology sectors posted the largest gains. Returns for the communication services and consumer discretionary sectors were comparatively modest.

What worked?

●	Stock selection was very strong during the reporting period and benefited the Fund’s performance in nearly every sector.

●	In the information technology sector:

●

Adyen NV, a payments-processing company based in the Netherlands, grew volumes and revenues meaningfully in the first half of 2021, supported by growth globally. More than 80% of growth was driven by existing merchants. Adyen continues to benefit from increasing global demand for its unified commerce solutions.

●

Demand for Shopify Inc.’s e-commerce services continued to grow during the period. The opening of economies around the world continued to highlight that a robust e-commerce presence has become a necessity for small, medium, and large companies. Shopify’s fully hosted cloud-based platform is helping democratize online commerce. Its infrastructure tools enable users to create, grow, and scale their e-commerce operations globally and across channels.

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●

Atlassian is a leading provider of collaboration software that helps software teams organize, discuss, and complete projects. Jennison views Atlassian as a unique software as a service (SaaS) company with an enormous addressable market and long-term opportunities to add new customers and upsell its existing customers. Quarterly results were strong and included impressive year over year growth in subscription revenue, a key metric for the company.

●

Sea Ltd. drove performance in the communication services sector as the company continued to execute and deliver significant topline growth in gaming and e-commerce. Sea’s e-commerce opportunity in Southeast Asia continues to offer long-term growth for the business, with potential for future growth opportunities in Latin America.

●

Wuxi Biologics—which discovers, researches, develops, and manufactures biologics services—drove performance in the healthcare sector during the period. As a contract research organization based in China, Wuxi benefited from several trends, including increasing research and development outsourcing activities from drug companies, biologics being favored over chemical drugs, and a biotech boom in China. However, the Fund eliminated the position during the period due to the changing regulatory environment in China.

What didn’t work?

●

Several China-based holdings were notable detractors from the Fund’s performance during the reporting period due to investor concerns over the changing regulatory environment in the country. Shares of Alibaba Group Holding Ltd., Bilibili Inc., and Tencent Holdings Ltd. declined during the period as regulators specifically targeted internet platforms. All three holdings were eliminated from the Fund during the period.

●

Wix.com Ltd. is an Israeli software company that provides cloud-based web-development services, and Farfetch is a British-Portuguese online luxury fashion retailer. Both positions were also eliminated during the period in favor of other secular growth opportunities.

Current outlook

●

Investors are facing a complex economic landscape heading into the end of 2021. Interest rates are responding to elevated wage and goods price inflation, exacerbated by supply-chain bottlenecks and shortages of critical components. Jennison expects corporate profit growth to return to pre-COVID-19 trend levels over the next year. While these levels are respectable in absolute terms, in Jennison’s view, they represent a meaningful slowdown from the COVID-19-driven highs reached over the previous 18 months.

●

Many companies that reported strong operating results during the pandemic due to a broad shift toward online shopping and work-from-home business models are now facing challenging financial results comparisons to the previous reporting period. While this may be a headwind for share prices in the short term, Jennison believes

PGIM Jennison International Opportunities Fund	9

Strategy and Performance Overview (continued)

that developments during the past 18 months have accelerated trends in consumer and enterprise behavior that were already in place before COVID-19 and that the step-up in growth demand in these areas may persist for some time.

●

Jennison remains optimistic that the Fund’s portfolio holdings are well positioned to navigate this complex landscape. While the Fund’s investments are not insulated from the macro backdrop, Jennison believes their market-leading positions, strong cash flow generation and reinvestment, and often-disruptive business models should allow them to deliver growth that exceeds current market expectations, leading to potential share price outperformance over the long-term investment horizon.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2021. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Jennison International Opportunities Fund	11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison International Opportunities Fund		Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,125.00	1.09%	$ 5.84
	Hypothetical	$1,000.00	$1,019.71	1.09%	$ 5.55
Class C	Actual	$1,000.00	$1,120.80	1.90%	$10.16
	Hypothetical	$1,000.00	$1,015.63	1.90%	$ 9.65
Class R	Actual	$1,000.00	$1,123.00	1.48%	$ 7.92
	Hypothetical	$1,000.00	$1,017.74	1.48%	$ 7.53
Class Z	Actual	$1,000.00	$1,126.20	0.90%	$ 4.82
	Hypothetical	$1,000.00	$1,020.67	0.90%	$ 4.58
Class R2	Actual	$1,000.00	$1,123.60	1.36%	$ 7.28
	Hypothetical	$1,000.00	$1,018.35	1.36%	$ 6.92
Class R4	Actual	$1,000.00	$1,124.90	1.14%	$ 6.11
	Hypothetical	$1,000.00	$1,019.46	1.14%	$ 5.80
Class R6	Actual	$1,000.00	$1,126.60	0.84%	$ 4.50
	Hypothetical	$1,000.00	$1,020.97	0.84%	$ 4.28

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2021, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of October 31, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 98.4%

COMMON STOCKS 93.9%

Argentina 3.7%
MercadoLibre, Inc.*	157,281	$232,936,307

Canada 5.0%
Shopify, Inc. (Class A Stock)*	213,604	313,299,395

China 4.0%
Contemporary Amperex Technology Co. Ltd. (Class A Stock)	1,867,512	186,442,016
Wuxi Biologics Cayman, Inc., 144A*	4,287,511	65,101,211

		251,543,227

France 18.3%
Dassault Systemes SE	3,195,671	186,584,414
Hermes International	105,363	167,380,320
Kering SA	100,000	75,336,665
L’Oreal SA	438,071	200,373,370
LVMH Moet Hennessy Louis Vuitton SE	329,198	258,315,156
Pernod Ricard SA	741,767	170,619,268
Remy Cointreau SA	429,802	86,797,693

		1,145,406,886

Germany 1.7%
BioNTech SE, ADR*(a)	374,127	104,280,419

Hong Kong 3.7%
Techtronic Industries Co. Ltd.	11,098,621	228,787,073

Italy 5.3%
Amplifon SpA	1,208,649	61,460,872
Brunello Cucinelli SpA*	1,459,288	88,412,226
Ferrari NV	771,732	182,964,961

		332,838,059

Japan 5.3%
GMO Payment Gateway, Inc.	728,985	92,963,885
Keyence Corp.	259,094	156,757,766
Menicon Co. Ltd.	2,234,476	83,988,257

		333,709,908

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	13

Schedule of Investments (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Luxembourg 2.0%
Eurofins Scientific SE	1,029,540	$121,577,105

Netherlands 12.7%
Adyen NV, 144A*	150,756	457,232,049
Argenx SE, ADR*	321,837	97,181,901
ASML Holding NV	297,702	241,800,980

		796,214,930

Sweden 1.7%
Evolution AB, 144A	654,752	106,133,856

Switzerland 9.2%
Alcon, Inc.	507,035	41,942,336
Givaudan SA	31,630	148,871,370
Lonza Group AG	203,793	167,270,965
Straumann Holding AG	105,331	219,430,224

		577,514,895

Taiwan 9.9%
Sea Ltd., ADR*	1,190,612	409,058,565
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,832,025	208,301,242

		617,359,807

United Kingdom 2.8%
Ashtead Group PLC	2,078,378	173,255,896

United States 7.3%
Atlassian Corp. PLC (Class A Stock)*	704,152	322,593,156
Globant SA*	424,972	135,646,812

		458,239,968

Uruguay 1.3%
Dlocal Ltd.*	1,666,368	80,835,512

TOTAL COMMON STOCKS (cost $4,160,981,421)		5,873,933,243

See Notes to Financial Statements.

14

Description	Shares	Value

PREFERRED STOCK 4.5%

Germany
Sartorius AG (PRFC) (cost $160,802,068)	433,783	$282,872,448

TOTAL LONG-TERM INVESTMENTS (cost $4,321,783,489)		6,156,805,691

SHORT-TERM INVESTMENTS 2.4%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	101,909,396	101,909,396
PGIM Institutional Money Market Fund (cost $45,167,306; includes $45,165,104 of cash collateral for securities on loan)(b)(wa)	45,194,657	45,167,540

TOTAL SHORT-TERM INVESTMENTS (cost $147,076,702)		147,076,936

TOTAL INVESTMENTS 100.8% (cost $4,468,860,191)		6,303,882,627
Liabilities in excess of other assets (0.8)%		(49,166,379)

NET ASSETS 100.0%		$6,254,716,248

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

PRFC—Preference Shares

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $43,454,007; cash collateral of $45,165,104 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	15

Schedule of Investments (continued)

as of October 31, 2021

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Argentina	$232,936,307	$—	$—
Canada	313,299,395	—	—
China	—	251,543,227	—
France	—	1,145,406,886	—
Germany	104,280,419	—	—
Hong Kong	—	228,787,073	—
Italy	—	332,838,059	—
Japan	—	333,709,908	—
Luxembourg	—	121,577,105	—
Netherlands	97,181,901	699,033,029	—
Sweden	—	106,133,856	—
Switzerland	—	577,514,895	—
Taiwan	617,359,807	—	—
United Kingdom	—	173,255,896	—
United States	458,239,968	—	—
Uruguay	80,835,512	—	—
Preferred Stock
Germany	—	282,872,448	—
Short-Term Investments
Affiliated Mutual Funds	147,076,936	—	—

Total	$2,051,210,245	$4,252,672,382	$—

See Notes to Financial Statements.

16

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2021 were as follows (unaudited):

IT Services	17.3%
Health Care Equipment & Supplies	9.9
Textiles, Apparel & Luxury Goods	9.4
Software	8.1
Semiconductors & Semiconductor Equipment	7.2
Entertainment	6.6
Life Sciences Tools & Services	5.7
Beverages	4.1
Internet & Direct Marketing Retail	3.7
Machinery	3.7
Biotechnology	3.2
Personal Products	3.2
Electrical Equipment	3.0
Automobiles	2.9

Trading Companies & Distributors	2.8%
Electronic Equipment, Instruments & Components	2.5
Chemicals	2.4
Affiliated Mutual Funds (0.7% represents investments purchased with collateral from securities on loan)	2.4
Hotels, Restaurants & Leisure	1.7
Health Care Providers & Services	1.0

100.8
Liabilities in excess of other assets	(0.8)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$43,454,007	$(43,454,007)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	17

Statement of Assets and Liabilities

as of October 31, 2021

Assets
Investments at value, including securities on loan of $43,454,007:
Unaffiliated investments (cost $4,321,783,489)	$6,156,805,691
Affiliated investments (cost $147,076,702)	147,076,936
Foreign currency, at value (cost $897,436)	892,781
Receivable for Fund shares sold	41,319,507
Tax reclaim receivable	2,080,987
Dividends receivable	457,327
Prepaid expenses	29,343

Total Assets	6,348,662,572

Liabilities
Payable to broker for collateral for securities on loan	45,165,104
Payable for Fund shares purchased	24,330,362
Payable for investments purchased	19,602,295
Management fee payable	3,752,595
Accrued expenses and other liabilities	759,244
Distribution fee payable	223,738
Affiliated transfer agent fee payable	107,097
Directors’ fees payable	4,453
Affiliated shareholder servicing fees payable	1,436

Total Liabilities	93,946,324

Net Assets	$6,254,716,248

Net assets were comprised of:
Common stock, at par	$1,600
Paid-in capital in excess of par	4,454,518,088
Total distributable earnings (loss)	1,800,196,560

Net assets, October 31, 2021	$6,254,716,248

See Notes to Financial Statements.

18

Class A
Net asset value and redemption price per share, ($208,515,273 ÷ 5,413,906 shares of common stock issued and outstanding)	$38.51
Maximum sales charge (5.50% of offering price)	2.24

Maximum offering price to public	$40.75

Class C
Net asset value, offering price and redemption price per share, ($40,127,792 ÷ 1,120,357 shares of common stock issued and outstanding)	$35.82

Class R
Net asset value, offering price and redemption price per share, ($358,284,107 ÷ 9,387,683 shares of common stock issued and outstanding)	$38.17

Class Z
Net asset value, offering price and redemption price per share, ($3,481,109,878 ÷ 88,869,606 shares of common stock issued and outstanding)	$39.17

Class R2
Net asset value, offering price and redemption price per share, ($13,101,114 ÷ 338,365 shares of common stock issued and outstanding)	$38.72

Class R4
Net asset value, offering price and redemption price per share, ($16,892,470 ÷ 433,053 shares of common stock issued and outstanding)	$39.01

Class R6
Net asset value, offering price and redemption price per share, ($2,136,685,614 ÷ 54,452,467 shares of common stock issued and outstanding)	$39.24

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	19

Statement of Operations

Year Ended October 31, 2021

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $2,816,247 foreign withholding tax)	$16,659,337
Income from securities lending, net (including affiliated income of $37,328)	220,956
Affiliated dividend income	120,364

Total income	17,000,657

Expenses
Management fee	35,702,609
Distribution fee(a)	3,296,135
Shareholder servicing fees (including affiliated expense of $12,189)(a)	19,094
Transfer agent’s fees and expenses (including affiliated expense of $545,226)(a)	3,144,301
Custodian and accounting fees	580,219
Registration fees(a)	349,287
SEC registration fees	296,240
Shareholders’ reports	246,022
Directors’ fees	55,570
Legal fees and expenses	36,614
Audit fee	28,533
Miscellaneous	46,321

Total expenses	43,800,945
Less: Fee waiver and/or expense reimbursement(a)	(1,310,218)
Distribution fee waiver(a)	(923,786)

Net expenses	41,566,941

Net investment income (loss)	(24,566,284)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $54,350)	19,520,488
Foreign currency transactions	(1,364,922)

18,155,566

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(75,652))	1,213,379,447
Foreign currencies	(19,980)

1,213,359,467

Net gain (loss) on investment and foreign currency transactions	1,231,515,033

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,206,948,749

See Notes to Financial Statements.

20

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Distribution fee	427,924	288,843	2,557,396	—	21,972	—	—
Shareholder servicing fees	—	—	—	—	7,896	11,198	—
Transfer agent’s fees and expenses	156,202	24,234	442,374	2,481,979	13,441	17,660	8,411
Registration fees	31,048	16,019	7,723	148,881	7,473	7,473	130,670
Fee waiver and/or expense reimbursement	(179,909)	(21,398)	—	(1,029,070)	(7,031)	(6,889)	(65,921)
Distribution fee waiver	(71,321)	—	(852,465)	—	—	—	—

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	21

Statements of Changes in Net Assets

	Year Ended October 31,

	2021	2020

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(24,566,284)	$(6,212,110)
Net realized gain (loss) on investment and foreign currency transactions	18,155,566	(4,015,917)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,213,359,467	502,180,663

Net increase (decrease) in net assets resulting from operations	1,206,948,749	491,952,636

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	3,741,129,832	1,727,331,268
Cost of shares purchased	(1,121,686,711)	(415,033,423)

Net increase (decrease) in net assets from Fund share transactions	2,619,443,121	1,312,297,845

Total increase (decrease)	3,826,391,870	1,804,250,481

Net Assets:
Beginning of year	2,428,324,378	624,073,897

End of year	$6,254,716,248	$2,428,324,378

See Notes to Financial Statements.

22

Financial Highlights

Class A Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$28.14	$19.51	$15.82	$17.10	$12.36
Income (loss) from investment operations:
Net investment income (loss)	(0.25)	(0.12)	0.01	(0.06)	(0.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	10.62	8.75	3.68	(1.22)	4.75
Total from investment operations	10.37	8.63	3.69	(1.28)	4.74
Net asset value, end of year	$38.51	$28.14	$19.51	$15.82	$17.10
Total Return(b):	36.90%	44.11%	23.39%	(7.49)%	38.35%

Ratios/Supplemental Data:
Net assets, end of year (000)	$208,515	$76,093	$26,778	$14,496	$5,303
Average net assets (000)	$142,641	$46,059	$20,599	$10,393	$3,121
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.09%	1.09%	1.09%	1.13%	1.15%
Expenses before waivers and/or expense reimbursement	1.27%	1.34%	1.46%	1.55%	1.63%
Net investment income (loss)	(0.71)%	(0.52)%	0.04%	(0.32)%	(0.07)%
Portfolio turnover rate(e)	41%	43%	53%	59%	69%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	23

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$26.38	$18.44	$15.08	$16.43	$11.96
Income (loss) from investment operations:
Net investment income (loss)	(0.50)	(0.29)	(0.13)	(0.18)	(0.11)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	9.94	8.23	3.49	(1.17)	4.58
Total from investment operations	9.44	7.94	3.36	(1.35)	4.47
Net asset value, end of year	$35.82	$26.38	$18.44	$15.08	$16.43
Total Return(b):	35.84%	43.00%	22.28%	(8.22)%	37.37%

Ratios/Supplemental Data:
Net assets, end of year (000)	$40,128	$16,411	$5,302	$3,800	$1,759
Average net assets (000)	$28,884	$9,894	$4,683	$3,449	$1,080
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.90%	1.90%	1.91%	1.92%	1.89%
Expenses before waivers and/or expense reimbursement	1.97%	2.15%	2.33%	2.54%	2.32%
Net investment income (loss)	(1.52)%	(1.32)%	(0.80)%	(1.05)%	(0.80)%
Portfolio turnover rate(e)	41%	43%	53%	59%	69%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

24

Class R Shares
	Year Ended October 31,			November 20, 2017(a) through October 31, 2018
	2021	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$27.98	$19.48	$15.86	$17.62
Income (loss) from investment operations:
Net investment income (loss)	(0.37)	(0.20)	(0.06)	(0.09)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	10.56	8.70	3.68	(1.67)
Total from investment operations	10.19	8.50	3.62	(1.76)
Net asset value, end of period	$38.17	$27.98	$19.48	$15.86
Total Return(c):	36.42%	43.56%	22.89%	(9.99)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$358,284	$291,162	$280,311	$266,294
Average net assets (000)	$340,986	$281,238	$278,086	$299,955
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.47%	1.47%	1.47%	1.46	%(e)
Expenses before waivers and/or expense reimbursement	1.72%	1.77%	1.81%	1.80	%(e)
Net investment income (loss)	(1.08)%	(0.87)%	(0.36)%	(0.53	)%(e)
Portfolio turnover rate(f)	41%	43%	53%	59%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	25

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$28.56	$19.77	$16.01	$17.29	$12.50
Income (loss) from investment operations:
Net investment income (loss)	(0.18)	(0.10)	0.03	(0.01)	0.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	10.79	8.89	3.74	(1.24)	4.79
Total from investment operations	10.61	8.79	3.77	(1.25)	4.82
Less Dividends and Distributions:
Dividends from net investment income	-	-	(0.01)	(0.03)	(0.03)
Net asset value, end of year	$39.17	$28.56	$19.77	$16.01	$17.29
Total Return(b):	37.15%	44.46%	23.56%	(7.24)%	38.65%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,481,110	$1,364,899	$208,629	$104,113	$28,612
Average net assets (000)	$2,452,905	$639,223	$139,982	$75,711	$21,756
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.90%	0.90%	0.90%	0.89%	0.89%
Expenses before waivers and/or expense reimbursement	0.94%	0.99%	1.04%	1.04%	1.34%
Net investment income (loss)	(0.51)%	(0.38)%	0.15%	(0.08)%	0.23%
Portfolio turnover rate(e)	41%	43%	53%	59%	69%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

26

Class R2 Shares
	Year Ended October 31,		December 27, 2018(a) through October 31,
	2021	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$28.35	$19.70	$15.10
Income (loss) from investment operations:
Net investment income (loss)	(0.33)	(0.29)	(0.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	10.70	8.94	4.72
Total from investment operations	10.37	8.65	4.60
Net asset value, end of period	$38.72	$28.35	$19.70
Total Return(c):	36.58%	43.91%	30.46%

Ratios/Supplemental Data:
Net assets, end of period (000)	$13,101	$4,664	$233
Average net assets (000)	$8,789	$1,557	$44
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.33%	1.32%	1.26	%(e)
Expenses before waivers and/or expense reimbursement	1.41%	2.23%	64.97	%(e)
Net investment income (loss)	(0.92)%	(1.06)%	(0.76	)%(e)
Portfolio turnover rate(f)	41%	43%	53%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	27

Financial Highlights (continued)

Class R4 Shares
	Year Ended October 31,		December 27, 2018(a) through October 31,
	2021	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$28.49	$19.75	$15.10
Income (loss) from investment operations:
Net investment income (loss)	(0.25)	(0.11)	(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	10.77	8.85	4.67
Total from investment operations	10.52	8.74	4.65
Net asset value, end of period	$39.01	$28.49	$19.75
Total Return(c):	36.97%	44.20%	30.79%

Ratios/Supplemental Data:
Net assets, end of period (000)	$16,892	$1,359	$846
Average net assets (000)	$11,907	$1,023	$293
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.08%	1.04%	0.95	%(e)
Expenses before waivers and/or expense reimbursement	1.14%	2.47%	10.65	%(e)
Net investment income (loss)	(0.69)%	(0.46)%	(0.11	)%(e)
Portfolio turnover rate(f)	41%	43%	53%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

28

Class R6 Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$28.59	$19.78	$16.02	$17.29	$12.50
Income (loss) from investment operations:
Net investment income (loss)	(0.16)	(0.08)	0.04	(0.01)	0.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	10.81	8.89	3.74	(1.22)	4.79
Total from investment operations	10.65	8.81	3.78	(1.23)	4.83
Less Dividends and Distributions:
Dividends from net investment income	-	-	(0.02)	(0.04)	(0.04)
Net asset value, end of year	$39.24	$28.59	$19.78	$16.02	$17.29
Total Return(b):	37.25%	44.54%	23.72%	(7.15)%	38.75%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,136,686	$673,736	$101,975	$35,141	$26,252
Average net assets (000)	$1,445,464	$295,968	$54,900	$26,736	$24,927
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.84%	0.84%	0.84%	0.84%	0.84%
Expenses before waivers and/or expense reimbursement	0.84%	0.91%	0.98%	1.00%	1.30%
Net investment income (loss)	(0.46)%	(0.32)%	0.20%	(0.05)%	0.28%
Portfolio turnover rate(e)	41%	43%	53%	59%	69%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	29

Notes to Financial Statements

1.     Organization

Prudential World Fund, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation and currently consists of seven separate funds: PGIM Emerging Markets Debt Hard Currency Fund, PGIM Emerging Markets Debt Local Currency Fund, PGIM Jennison Emerging Markets Equity Opportunities Fund, PGIM Jennison Global Infrastructure Fund, PGIM Jennison Global Opportunities Fund, PGIM Jennison International Opportunities Fund and PGIM QMA International Equity Fund. These financial statements relate only to the PGIM Jennison International Opportunities Fund (the “Fund”). The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek long-term growth of capital.

2.     Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

30

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

PGIM Jennison International Opportunities Fund	31

Notes to Financial Statements (continued)

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported Net change in unrealized appreciation (depreciation) on investments and Net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements

32

which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative

PGIM Jennison International Opportunities Fund	33

Notes to Financial Statements (continued)

proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.     Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of Jennison.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.825% of the Fund’s average daily net assets up to and including $1 billion and 0.800% of such assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.806% for the year ended October 31, 2021.

34

The Manager has contractually agreed, through February 28, 2023, to limit net annual operating expenses (exclusive of distribution and service (12b-1) fees, shareholder service fee, and transfer agency expenses (including sub-transfer agency and networking fees)), of each class of shares to 0.84% of the Fund’s average daily net assets, and to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the net annual operating expenses to exceed 1.34% of average daily net assets for Class R2 shares or 1.09% of average daily net assets for Class R4 shares. Additionally, the Manager has contractually agreed, through February 28, 2023, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.09% of average daily net assets for Class A shares. Separately, the Manager has contractually agreed to waive and/or reimburse up to 0.06% of certain other expenses on an annualized basis, through February 28, 2023, to the extent that the total net annual operating expenses exceed 1.90% of average daily net assets for Class C shares, 1.48% of average daily net assets for Class R shares. 0.90% of average daily net assets for Class Z shares and 0.84% of average daily net assets for Class R6 shares. The contractual waivers and expense limitation above exclude interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for the fiscal year.

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 0.75% and 0.25% of the average daily net assets of the Class A, Class C, Class R and Class R2 shares, respectively. PIMS has contractually agreed through February 28, 2023 to limit such fees to 0.25% and 0.50% of the average daily net assets of the Class A and Class R shares, respectively.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to pay to Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or

PGIM Jennison International Opportunities Fund	35

Notes to Financial Statements (continued)

third-party service providers, as compensation for services rendered to the shareholders of such Class R2 or Class R4 shares, a shareholder service fee at an annual rate of up to 0.10% of the average daily net assets attributable to Class R2 and Class R4 shares. The shareholder service fee is accrued daily and paid monthly, as applicable. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z, Class R4 and Class R6 shares of the Fund.

For the year ended October 31, 2021, PIMS received $1,034,720 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2021, PIMS received $3,797 and $3,373 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS, PMFS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.     Other Transactions with Affiliates

PMFS serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2021, no 17a-7 transactions were entered into by the Fund.

36

5.     Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2021, were $4,399,884,836 and $1,774,981,996, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2021, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund (1)(wa)
$103,564,166	$1,850,166,542	$1,851,821,312	$—	$—	$101,909,396	101,909,396	$120,364

PGIM Institutional Money Market Fund (1)(b)(wa)
39,573,646	686,217,588	680,602,392	(75,652)	54,350	45,167,540	45,194,657	37,328	(2)

$143,137,812	$2,536,384,130	$2,532,423,704	$(75,652)	$54,350	$147,076,936		$157,692

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.     Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in-capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the year ended October 31, 2021, the adjustments were to increase total distributable earnings and decrease paid-in capital in excess of par by $4,502,526 primarily due to a net operating loss. Net investment income, net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

For the years ended October 31, 2021, and October 31, 2020, there were no distributions paid by the Fund.

As of October 31, 2021, the accumulated undistributed earnings on a tax basis was $5,535,994 of long-term capital gains.

PGIM Jennison International Opportunities Fund	37

Notes to Financial Statements (continued)

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$4,487,793,246	$1,914,435,191	$(98,345,810)	$1,816,089,381

The difference between GAAP basis and tax basis were primarily attributable to deferred losses on wash sales and corporate spin-offs.

The Fund utilized approximately $22,985,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2021.

The Fund elected to treat late year ordinary income losses of approximately $21,429,000 as having been incurred in the following fiscal year (October 31, 2022).

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2021 are subject to such review.

7.     Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R, Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

38

The RIC is authorized to issue 10,225,000,000 shares of common stock, $0.00001 par value per share, 3,550,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class A	150,000,000
Class C	100,000,000
Class R	100,000,000
Class Z	2,000,000,000
Class R2	100,000,000
Class R4	100,000,000
Class R6	1,000,000,000

As of October 31, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class C	180	0.1%
Class R	9,387,683	100.0%
Class Z	250	0.1%
Class R2	662	0.2%
Class R4	11,288	2.6%
Class R6	250	0.1%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
1	5.7%	5	71.9%

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	3,295,095	$113,856,416
Shares purchased	(645,468)	(22,275,031)

Net increase (decrease) in shares outstanding before conversion	2,649,627	91,581,385
Shares issued upon conversion from other share class(es)	231,486	8,009,475
Shares purchased upon conversion into other share class(es)	(171,779)	(6,016,914)

Net increase (decrease) in shares outstanding	2,709,334	$93,573,946

Year ended October 31, 2020:
Shares sold	1,695,560	$40,214,421
Shares purchased	(420,360)	(9,438,204)

Net increase (decrease) in shares outstanding before conversion	1,275,200	30,776,217
Shares issued upon conversion from other share class(es)	95,713	2,224,143
Shares purchased upon conversion into other share class(es)	(38,524)	(927,812)

Net increase (decrease) in shares outstanding	1,332,389	$32,072,548

PGIM Jennison International Opportunities Fund	39

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2021:
Shares sold	671,538	$21,597,459
Shares purchased	(72,681)	(2,330,925)

Net increase (decrease) in shares outstanding before conversion	598,857	19,266,534
Shares purchased upon conversion into other share class(es)	(100,679)	(3,132,283)

Net increase (decrease) in shares outstanding	498,178	$16,134,251

Year ended October 31, 2020:
Shares sold	410,402	$9,190,379
Shares purchased	(62,287)	(1,217,976)

Net increase (decrease) in shares outstanding before conversion	348,115	7,972,403
Shares purchased upon conversion into other share class(es)	(13,404)	(290,342)

Net increase (decrease) in shares outstanding	334,711	$7,682,061

Class R
Year ended October 31, 2021:
Shares sold	757,793	$24,410,460
Shares purchased	(1,774,362)	(60,549,305)

Net increase (decrease) in shares outstanding	(1,016,569)	$(36,138,845)

Year ended October 31, 2020:
Shares sold	378,910	$7,835,637
Shares purchased	(4,361,022)	(97,013,298)

Net increase (decrease) in shares outstanding	(3,982,112)	$(89,177,661)

Class Z
Year ended October 31, 2021:
Shares sold	65,487,151	$2,317,934,026
Shares purchased	(20,037,303)	(704,435,367)

Net increase (decrease) in shares outstanding before conversion	45,449,848	1,613,498,659
Shares issued upon conversion from other share class(es)	246,910	8,620,461
Shares purchased upon conversion into other share class(es)	(4,617,431)	(161,788,669)

Net increase (decrease) in shares outstanding	41,079,327	$1,460,330,451

Year ended October 31, 2020:
Shares sold	47,468,230	$1,144,158,328
Shares purchased	(10,173,878)	(246,291,300)

Net increase (decrease) in shares outstanding before conversion	37,294,352	897,867,028
Shares issued upon conversion from other share class(es)	44,259	1,069,933
Shares purchased upon conversion into other share class(es)	(99,914)	(2,358,141)

Net increase (decrease) in shares outstanding	37,238,697	$896,578,820

40

Class R2	Shares	Amount
Year ended October 31, 2021:
Shares sold	249,628	$8,603,079
Shares purchased	(73,779)	(2,605,355)

Net increase (decrease) in shares outstanding before conversion	175,849	5,997,724
Shares purchased upon conversion into other share class(es)	(2,016)	(73,177)

Net increase (decrease) in shares outstanding	173,833	$5,924,547

Year ended October 31, 2020:
Shares sold	163,996	$4,301,050
Shares purchased	(11,299)	(312,729)

Net increase (decrease) in shares outstanding	152,697	$3,988,321

Class R4
Year ended October 31, 2021:
Shares sold	720,254	$24,255,406
Shares purchased	(334,901)	(11,278,535)

Net increase (decrease) in shares outstanding	385,353	$12,976,871

Year ended October 31, 2020:
Shares sold	11,923	$287,951
Shares purchased	(7,067)	(150,270)

Net increase (decrease) in shares outstanding	4,856	$137,681

Class R6
Year ended October 31, 2021:
Shares sold	35,440,308	$1,230,472,986
Shares purchased	(8,950,166)	(318,212,193)

Net increase (decrease) in shares outstanding before conversion	26,490,142	912,260,793
Shares issued upon conversion from other share class(es)	4,411,797	154,824,965
Shares purchased upon conversion into other share class(es)	(12,007)	(443,858)

Net increase (decrease) in shares outstanding	30,889,932	$1,066,641,900

Year ended October 31, 2020:
Shares sold	20,878,982	$521,343,502
Shares purchased	(2,482,915)	(60,609,646)

Net increase (decrease) in shares outstanding before conversion	18,396,067	460,733,856
Shares issued upon conversion from other share class(es)	13,891	331,285
Shares purchased upon conversion into other share class(es)	(2,198)	(49,066)

Net increase (decrease) in shares outstanding	18,407,760	$461,016,075

8.     Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021

Total Commitment	$ 1,200,000,000	$ 1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

PGIM Jennison International Opportunities Fund	41

Notes to Financial Statements (continued)

	Current SCA	Prior SCA
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended October 31, 2021.

9.     Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Country Risk: Changes in the business environment may adversely affect operating profits or the value of assets in a specific country. For example, financial factors such as currency controls, devaluation or regulatory changes or stability factors such as mass riots, civil war and other potential events may contribute to companies’ operational risks.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

42

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Geographic Concentration Risk: The Fund’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

PGIM Jennison International Opportunities Fund	43

Notes to Financial Statements (continued)

Growth Style Risk: The Fund’s growth style may subject the Fund to above-average fluctuations as a result of seeking higher than average capital growth. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Since the Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for long periods of time. At times when the style is out of favor, the Fund may underperform the market in general, its benchmark and other mutual funds.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Investments in China Risk: Investments in China subject the Fund to risks specific to China and may make it more volatile than other funds. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation.

China has experienced security concerns, such as terrorism and strained international relations. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the U.S., or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy or the Fund. For example, a series of executive orders issued between November 2020 and June 2021 prohibit the Fund from investing in certain companies identified by the U.S. government as “Chinese Military Industrial Complex Companies.” The restrictions in these executive orders may force the subadviser to sell certain positions and may restrict the Fund from future investments the subadviser deems otherwise attractive.

44

Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and mid-cap companies are less stable than the prices of large-cap stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets,

PGIM Jennison International Opportunities Fund	45

Notes to Financial Statements (continued)

including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

10.     Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

46

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential World Fund, Inc. and Shareholders of PGIM Jennison International Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison International Opportunities Fund (one of the funds constituting Prudential World Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and financial highlights for each of the two years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 16, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 16, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Jennison International Opportunities Fund	47

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison International Opportunities Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 92	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 91	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison International Opportunities Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 94	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 95	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 1993; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

PGIM Jennison International Opportunities Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since July 2019

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and Head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.	Since October 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Jennison International Opportunities Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison International Opportunities Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

[1]	PGIM Jennison International Opportunities Fund is a series of Prudential World Fund, Inc.

PGIM Jennison International Opportunities Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of reducing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds, and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits

PGIM Jennison International Opportunities Fund

Approval of Advisory Agreements (continued)

derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2020.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2020. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	N/A
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

●	The Board noted that Fund outperformed its benchmark index over all periods.

●

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap that (exclusive of certain fees and expenses) caps net annual operating expenses at 0.84% for each class of the Fund’s shares, and that limits transfer agency, shareholder servicing, sub-transfer agency and blue sky fees, as

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applicable, to the extent that such fees cause the net annual operating expenses to exceed 1.34% of average daily net assets for Class R2 shares or 1.09% of average daily net assets for Class R4 shares through February 28, 2022.

●

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap with respect to Class A shares, pursuant to which (exclusive of certain fees and expenses) PGIM Investments agrees to limit total annual operating expenses for Class A shares to 1.09% through February 28, 2022.

●

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense waiver, pursuant to which (exclusive of certain fees and expenses) PGIM Investments waives and/or reimburses up to 0.06% of certain other expenses through February 28, 2022 to the extent that total annual operating expenses exceed 1.90% for Class C shares, 1.48% for Class R shares, 0.90% for Class Z shares, and 0.84% for Class R6 shares.

●

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison International Opportunities Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS
Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer ● Claudia DiGiacomo, Chief Legal Officer ● Dino Capasso, Chief Compliance Officer ● Jonathan Corbett, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Diana N. Huffman, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison International Opportunities Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

    Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON INTERNATIONAL OPPORTUNITIES FUND

SHARE CLASS	A	C	R	Z	R2	R4	R6

NASDAQ	PWJAX	PWJCX	PWJRX	PWJZX	PWJBX	PWJDX	PWJQX

CUSIP	743969677	743969669	743969487	743969651	743969412	743969396	743969586

MF215E

PGIM JENNISON GLOBAL INFRASTRUCTURE FUND

ANNUAL REPORT

OCTOBER 31, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2021 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Global Infrastructure Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2021.

The global economy and markets continued to recover throughout the period from the ongoing impact of the COVID-19 pandemic. The Federal Reserve slashed interest rates and kept them near zero to encourage borrowing. Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective COVID-19 vaccines received regulatory approval. Those measures were enough to offset the fear of rising inflation and supply chain challenges that threatened to disrupt growth.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

Throughout this volatile period, investors sought safety in fixed income. Investment-grade bonds in the US and the overall global bond market declined slightly during the period as the economy recovered, but emerging market debt rose. While the 10-year US Treasury yield hovered near record lows early in the period after a significant rally in interest rates, rates moved higher later on as investors began to focus on stronger economic growth and the prospects of higher inflation. The Fed also took several aggressive actions to keep the bond markets running smoothly, implementing many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1.5 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Global Infrastructure Fund

December 15, 2021

PGIM Jennison Global Infrastructure Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/21
	One Year (%)	Five Years (%)	Since Inception (%)

Class A

(with sales charges)	18.16	8.23	7.40 (09/25/2013)

(without sales charges)	25.04	9.46	8.15 (09/25/2013)

Class C

(with sales charges)	23.10	8.64	7.33 (09/25/2013)

(without sales charges)	24.10	8.64	7.33 (09/25/2013)

Class Z

(without sales charges)	25.42	9.79	8.45 (09/25/2013)

Class R6

(without sales charges)	25.44	N/A	10.40 (12/28/2016)

S&P Global Infrastructure Index
	27.93	6.37	—

S&P 500 Index

	42.90	18.92	—

Average Annual Total Returns as of 10/31/21 Since Inception (%)
	Class A, Class C, Class Z	Class R6
	(09/25/2013)	(12/28/2016)

S&P Global Infrastructure Index	5.84	6.93
S&P 500 Index	15.50	18.26

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P Global Infrastructure Index by portraying the initial account values at the commencement of operations of Class Z shares (September 25, 2013) and the account values at the end of the current fiscal year (October 31, 2021), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Global Infrastructure Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definitions

S&P Global Infrastructure Index—The S&P Global Infrastructure Index is an unmanaged index that consists of 75 companies from around the world that represent the listed infrastructure universe. To create diversified exposure across the global listed infrastructure market, the Index has balanced weights across three distinct infrastructure clusters: Utilities, Transportation, and Energy.

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

*The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2021 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/21

Ten Largest Holdings	Line of Business	Country	% of Net Assets

Cheniere Energy, Inc.	Oil, Gas & Consumable Fuels	United States	5.2%

NextEra Energy, Inc.	Electric Utilities	United States	4.3%

CenterPoint Energy, Inc.	Multi-Utilities	United States	4.0%

Ferrovial SA	Construction & Engineering	Spain	4.0%

Norfolk Southern Corp.	Road & Rail	United States	3.9%

Targa Resources Corp.	Oil, Gas & Consumable Fuels	United States	3.8%

Eiffage SA	Construction & Engineering	France	3.4%

Cellnex Telecom SA, 144A	Diversified Telecommunication Services	Spain	3.3%

Union Pacific Corp.	Road & Rail	United States	3.3%

Canadian National Railway Co.	Road & Rail	Canada	3.2%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison Global Infrastructure Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Global Infrastructure Fund’s Class Z shares returned 25.42% in the 12-month reporting period that ended October 31, 2021, underperforming the 27.93% return of the S&P Global Infrastructure Index (the Index).

What were the market conditions?

●

After a tumultuous performance in early 2020 due to the impacts of the COVID-19 pandemic, global equity markets recovered in late 2020 and continued to climb through much of 2021. Markets were led higher by sectors and industries that benefited the most from a cyclical economic recovery.

●

By the middle of 2021, growth-oriented companies also began to drive the broad market higher. Despite concerns of another wave of global shutdowns due to new variants of COVID-19, markets maintained strong performance through the end of the reporting period.

●

Global infrastructure stocks, as represented by the Index, also rebounded strongly during the period but underperformed the broader global equity markets. Energy infrastructure securities led the positive performance, as well as transportation stocks. Utility stocks, although positive performers as a group, lagged all major sectors of the Index.

What worked?

●	The Fund benefited from strong stock selection across many of the infrastructure sectors in the Index during the reporting period.

●	Energy infrastructure contributed most to the positive returns, including holdings in Targa Resources Corp., Cheniere Energy Inc., Enbridge Inc., and The Williams Companies Inc.

●

Within transportation, the Fund benefited from the strong performance of railroad, toll-road, and environmental services stocks, including Norfolk Southern Corp., Union Pacific Corp., Eiffage SA, and GFL Environmental Inc.

What didn’t work?

●

Despite its strong, positive absolute return, the Fund underperformed the Index during the reporting period because of its underweight relative position in the top-performing energy infrastructure sector.

●	The Fund’s holdings in telecommunications infrastructure, which is not represented in the Index, also hurt relative performance as this sector lagged the Index during the period.

●

Notable performance detractors included some of the Fund’s investments in utilities stocks that were held for a portion of the period, including PG&E Corp., Ameren Corp., Aliant Energy Corp., and American Electric Power.

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Current outlook

●

Jennison’s short- and long-term outlooks for the global infrastructure group remain positive, and the Fund continues to be well-diversified. It has exposure to infrastructure companies that should thrive in a demand-led economic recovery, in Jennison’s view, as well as companies with resilient business models that can perform well through all phases of an economic cycle.

●

Broadly speaking, utility fundamentals were healthy at the end of the reporting period, and Jennison believes that the sector could potentially generate mid-to-high single-digit earnings growth with commensurate dividend growth, supported by highly visible capital expenditure trajectories and improving regulatory environments. In Jennison’s view, utilities are particularly well-positioned to capitalize on the clean energy transition. The quest for cleaner power sources is driving demand for renewable energy, and Jennison believes the energy grid infrastructure investment needed to modernize aging networks and absorb the intermittent nature of renewable power generation should drive the sector’s growth. From a positioning standpoint, Jennison favors utilities with solid and sustainable dividend yields and above-average projected earnings and/or dividend growth that are operating in constructive regulatory environments that support timely and attractive returns on capital deployed. Jennison continues to seek companies that can mitigate the impact on customer billing by focusing on operating efficiencies instead of the traditional strategy of serial requests to increase utility rates. Regarding renewable energy, Jennison thinks any project setback due to supply-chain disruptions or regulatory permitting issues is unlikely to be a major driver of long-term shareholder return. In Jennison’s opinion, the clean energy transition investment is supported by two broad and enduring themes: 1) pronounced reductions in the cost of renewable energy, driven by continued technological advancement and 2) increasing public policy support, driven by concerns about greenhouse gas emissions, energy security, and (most recently) job creation. Finally, Jennison expects ESG (environmental, social, and governance) factors to keep growing in importance.

●

In energy infrastructure, many large, diversified companies reported results well above market expectations during the period, and investor sentiment within the overall energy sector continues to improve. This, coupled with continued capital discipline by company management teams, has led Jennison to selectively increase the Fund’s exposure to energy infrastructure companies with assets that could significantly benefit from improved demand for refined energy products once consumers return to their pre-COVID-19 traveling habits and crude-oil drilling activity recovers. In Jennison’s view, energy companies with strong balance sheets and integrated asset systems, as well as companies that have transparency and strong ESG metrics, should continue to fare well going forward.

●

Transportation infrastructure continues to see mixed trends across geographies and end markets; but at a high level, global gross domestic product growth and COVID-19 vaccine proliferation are positive indicators for this sector. Toll-road traffic trends have continued to normalize and, in some geographies, have fully recovered to

PGIM Jennison Global Infrastructure Fund	9

Strategy and Performance Overview (continued)

pre-COVID-19 levels. International air traffic remains weak, but progress on lifting travel restrictions sets the stage for additional growth in 2022. Although underlying consumer and industrial trends are constructive for rail volumes, recent results were impacted by congestion and supply-chain-related problems. Jennison views these issues as transitory and believes the situation is likely to improve in 2022 alongside accelerating pricing. North American waste and pricing trends remain robust. Jennison continues to favor both waste and rail stocks that stand to benefit from strong pricing and volume trends in 2022. Specifically, Jennison prefers to invest in railroads with a cost improvement story and a solid revenue outlook. Jennison favors toll-road exposure over airport exposure and continues to like French and North American toll-road operators that could benefit from a faster-than-expected recovery in construction activity. The Fund’s airport positioning still reflects a preference for short-haul leisure demand in Mexico and Europe. Jennison expects reduced restrictions to enable improved mobility trends into 2022.

●

Lastly, regarding communications infrastructure, Jennison continues to favor wireless towers and data center operators. Jennison does not expect any material impact from COVID-19 on tower companies as they have long-term contracts with wireless operators, which Jennison considers low counter-party risk. In Europe, Jennison continues to see compelling growth potential through mergers and acquisitions in the independent tower sector, alongside the organic secular growth opportunity. In the data center space, the critical nature of cloud-hosting services was highlighted by the COVID-19 pandemic, as more employers moved to the “work-from-home” environment. With employees starting to return to the office, most companies are seeking to maintain flexible work practices going forward. Jennison anticipates that demand will persist and continue to grow. Fundamentally, both industries capitalize on exponential data demand growth around the world.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2021. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Jennison Global Infrastructure Fund	11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Global Infrastructure Fund		Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,090.30	1.50%	$ 7.90
	Hypothetical	$1,000.00	$1,017.64	1.50%	$ 7.63
Class C	Actual	$1,000.00	$1,086.10	2.25%	$11.83
	Hypothetical	$1,000.00	$1,013.86	2.25%	$11.42
Class Z	Actual	$1,000.00	$1,092.00	1.17%	$ 6.17
	Hypothetical	$1,000.00	$1,019.31	1.17%	$ 5.96
Class R6	Actual	$1,000.00	$1,092.10	1.17%	$ 6.17
	Hypothetical	$1,000.00	$1,019.31	1.17%	$ 5.96

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2021, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

12	Visit our website at pgim.com/investments

Schedule of Investments

as of October 31, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 98.4%

COMMON STOCKS 93.3%

Australia 3.1%

Spark Infrastructure Group	357,076	$755,486

Sydney Airport*	69,943	431,757

Transurban Group	53,245	541,145

		1,728,388

Canada 4.7%

Canadian National Railway Co.	13,399	1,780,861

Enbridge, Inc.	18,829	788,700

TC Energy Corp.	210	11,361

		2,580,922

China 1.6%

China Longyuan Power Group Corp. Ltd. (Class H Stock)	383,250	900,962

France 9.9%

Eiffage SA	18,080	1,862,292

Getlink SE	32,028	493,064

Veolia Environnement SA	46,761	1,527,045

Vinci SA	14,900	1,593,388

		5,475,789

Germany 1.5%

RWE AG	20,680	796,475

India 1.0%

Power Grid Corp. of India Ltd.	227,686	564,188

Italy 1.9%

Atlantia SpA*	54,361	1,045,345

Mexico 2.4%

Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)*	60,388	762,623

Grupo Aeroportuario del Sureste SAB de CV (Class B Stock)	27,869	562,970

		1,325,593

New Zealand 1.0%

Auckland International Airport Ltd.*	97,318	556,600

See Notes to Financial Statements.

PGIM Jennison Global Infrastructure Fund	13

Schedule of Investments (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Spain 10.7%
Aena SME SA, 144A*	6,893	$1,131,474
Cellnex Telecom SA, 144A	29,721	1,830,171
EDP Renovaveis SA	25,419	709,998
Ferrovial SA	69,735	2,201,223

		5,872,866

United Kingdom 1.4%
National Grid PLC	60,341	776,283

United States 54.1%
American Tower Corp., REIT	2,812	792,900
American Water Works Co., Inc.	6,042	1,052,395
CenterPoint Energy, Inc.	85,090	2,215,743
Cheniere Energy, Inc.*	27,831	2,877,725
CMS Energy Corp.	16,864	1,017,742
Dominion Energy, Inc.	21,803	1,655,502
DT Midstream, Inc.	30,028	1,440,143
Essential Utilities, Inc.	11,580	545,071
Eversource Energy	11,081	940,777
Exelon Corp.	27,104	1,441,662
NextEra Energy Partners LP	9,270	800,001
NextEra Energy, Inc.	27,496	2,346,234
Norfolk Southern Corp.	7,393	2,166,519
Public Service Enterprise Group, Inc.	25,302	1,614,267
SBA Communications Corp., REIT	4,505	1,555,712
Targa Resources Corp.	38,549	2,107,474
Union Pacific Corp.	7,432	1,794,085
Waste Connections, Inc.	6,635	902,426
Williams Cos., Inc. (The)	53,242	1,495,568
Xcel Energy, Inc.	16,729	1,080,526

		29,842,472

TOTAL COMMON STOCKS (cost $39,851,625)		51,465,883

PREFERRED STOCKS 5.1%

Canada 3.0%

GFL Environmental, Inc., CVT, 6.000%, Maturing 03/15/23	17,821	1,681,233

See Notes to Financial Statements.

14

Description	Shares	Value

PREFERRED STOCKS (Continued)

United States 2.1%
AES Corp. (The), CVT, 6.875%, Maturing 02/15/24	4,480	$452,525
NextEra Energy, Inc., CVT, 6.219%, Maturing 09/01/23	13,060	715,688

		1,168,213

TOTAL PREFERRED STOCKS (cost $2,107,158)		2,849,446

TOTAL LONG-TERM INVESTMENTS (cost $41,958,783)		54,315,329

SHORT-TERM INVESTMENT 1.8%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $956,348)(wa)	956,348	956,348

TOTAL INVESTMENTS 100.2% (cost $42,915,131)		55,271,677
Liabilities in excess of other assets (0.2)%		(90,175)

NET ASSETS 100.0%		$55,181,502

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

CVT—Convertible Security

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

REITs—Real Estate Investment Trust

*	Non-income producing security.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

PGIM Jennison Global Infrastructure Fund	15

Schedule of Investments (continued)

as of October 31, 2021

The following is a summary of the inputs used as of October 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Australia	$—	$1,728,388	$—
Canada	2,580,922	—	—
China	—	900,962	—
France	—	5,475,789	—
Germany	—	796,475	—
India	—	564,188	—
Italy	—	1,045,345	—
Mexico	1,325,593	—	—
New Zealand	—	556,600	—
Spain	—	5,872,866	—
United Kingdom	—	776,283	—
United States	29,842,472	—	—
Preferred Stocks
Canada	1,681,233	—	—
United States	1,168,213	—	—
Short-Term Investment
Affiliated Mutual Fund	956,348	—	—

Total	$37,554,781	$17,716,896	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2021 were as follows (unaudited):

Multi-Utilities	17.4%
Oil, Gas & Consumable Fuels	15.8
Electric Utilities	14.2
Road & Rail	10.4
Construction & Engineering	10.3
Transportation Infrastructure	10.1
Independent Power & Renewable Electricity Producers	5.2
Commercial Services & Supplies	4.6

Equity Real Estate Investment Trusts (REITs)	4.2%
Diversified Telecommunication Services	3.3
Water Utilities	2.9
Affiliated Mutual Fund	1.8

100.2
Liabilities in excess of other assets	(0.2)

100.0%

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

as of October 31, 2021

Assets
Investments at value:
Unaffiliated investments (cost $41,958,783)	$54,315,329
Affiliated investments (cost $956,348)	956,348
Foreign currency, at value (cost $46)	46
Tax reclaim receivable	36,983
Receivable for Fund shares sold	26,767
Dividends receivable	13,071
Prepaid expenses	1,209

Total Assets	55,349,753

Liabilities
Payable for Fund shares purchased	50,412
Management fee payable	43,722
Audit fee payable	28,001
Accrued expenses and other liabilities	20,929
Custodian and accounting fees payable	17,352
Distribution fee payable	5,250
Affiliated transfer agent fee payable	1,622
Directors’ fees payable	963

Total Liabilities	168,251

Net Assets	$55,181,502

Net assets were comprised of:
Common stock, at par	$32
Paid-in capital in excess of par	39,659,602
Total distributable earnings (loss)	15,521,868

Net assets, October 31, 2021	$55,181,502

See Notes to Financial Statements.

PGIM Jennison Global Infrastructure Fund	17

Statement of Assets and Liabilities

as of October 31, 2021

Class A

Net asset value and redemption price per share, ($ 8,153,258 ÷ 475,482 shares of common stock issued and outstanding)	$17.15
Maximum sales charge (5.50% of offering price)	1.00

Maximum offering price to public	$18.15

Class C

Net asset value, offering price and redemption price per share, ($4,335,937 ÷ 256,513 shares of common stock issued and outstanding)	$16.90

Class Z

Net asset value, offering price and redemption price per share, ($25,429,343 ÷ 1,482,228 shares of common stock issued and outstanding)	$17.16

Class R6

Net asset value, offering price and redemption price per share, ($17,262,964 ÷ 1,006,570 shares of common stock issued and outstanding)	$17.15

See Notes to Financial Statements.

18

Statement of Operations

Year Ended October 31, 2021

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $62,801 foreign withholding tax)	$949,882
Affiliated dividend income	1,602
Income from securities lending, net (including affiliated income of $12)	43

Total income	951,527

Expenses
Management fee	467,244
Distribution fee(a)	58,662
Custodian and accounting fees	64,945
Transfer agent’s fees and expenses (including affiliated expense of $9,577)(a)	53,434
Registration fees(a)	48,424
Audit fee	29,532
Legal fees and expenses	19,993
Directors’ fees	10,106
Shareholders’ reports	9,269
Miscellaneous	22,471

Total expenses	784,080
Less: Fee waiver and/or expense reimbursement(a)	(169,983)
Distribution fee waiver(a)	(3,577)

Net expenses	610,520

Net investment income (loss)	341,007

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	3,943,811
Foreign currency transactions	(2,937)

3,940,874

Net change in unrealized appreciation (depreciation) on:
Investments	5,698,115
Foreign currencies	(1,183)

5,696,932

Net gain (loss) on investment and foreign currency transactions	9,637,806

Net Increase (Decrease) In Net Assets Resulting From Operations	$9,978,813

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	21,460	37,202	—	—
Transfer agent’s fees and expenses	13,082	5,180	35,080	92
Registration fees	12,460	11,860	16,185	7,919
Fee waiver and/or expense reimbursement	(31,628)	(20,232)	(92,124)	(25,999)
Distribution fee waiver	(3,577)	—	—	—

See Notes to Financial Statements.

PGIM Jennison Global Infrastructure Fund	19

Statements of Changes in Net Assets

	Year Ended October 31,
	2021	2020

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$341,007	$446,665
Net realized gain (loss) on investment and foreign currency transactions	3,940,874	649,332
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	5,696,932	(3,570,052)

Net increase (decrease) in net assets resulting from operations	9,978,813	(2,474,055)

Dividends and Distributions
Distributions from distributable earnings
Class A	(43,709)	(61,847)
Class C	(3,222)	(15,905)
Class Z	(226,472)	(253,973)
Class R6	(113,926)	(102,001)

	(387,329)	(433,726)

Tax return of capital distributions
Class A	—	(6,071)
Class C	—	(1,561)
Class Z	—	(24,932)
Class R6	—	(10,013)

	—	(42,577)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	20,222,493	7,990,286
Net asset value of shares issued in reinvestment of dividends and distributions	386,793	473,968
Cost of shares purchased	(10,006,347)	(16,121,559)

Net increase (decrease) in net assets from Fund share transactions	10,602,939	(7,657,305)

Total increase (decrease)	20,194,423	(10,607,663)

Net Assets:

Beginning of year	34,987,079	45,594,742

End of year	$55,181,502	$34,987,079

See Notes to Financial Statements.

20

Financial Highlights

Class A Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.80	$14.66	$12.21	$13.05	$11.61
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.14	0.18	0.16	0.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.36	(0.86)	2.49	(0.81)	1.49
Total from investment operations	3.45	(0.72)	2.67	(0.65)	1.63
Less Dividends and Distributions:
Dividends from net investment income	(0.10)	(0.12)	(0.21)	(0.19)	(0.13)
Tax return of capital distributions	-	(0.02)	(0.01)	-	(0.06)
Total dividends and distributions	(0.10)	(0.14)	(0.22)	(0.19)	(0.19)
Net asset value, end of year	$17.15	$13.80	$14.66	$12.21	$13.05
Total Return(b):	25.04%	(4.93)%	22.01%	(5.10)%	14.15%

Ratios/Supplemental Data:
Net assets, end of year (000)	$8,153	$5,961	$7,637	$8,073	$11,689
Average net assets (000)	$7,154	$6,859	$7,718	$10,218	$11,433
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses before waivers and/or expense reimbursement	1.99%	2.20%	2.10%	2.00%	1.81%
Net investment income (loss)	0.55%	0.95%	1.34%	1.21%	1.10%
Portfolio turnover rate(e)	72%	62%	62%	75%	80%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Global Infrastructure Fund	21

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,
	2021		2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.63		$14.51	$12.12	$12.97	$11.55
Income (loss) from investment operations:
Net investment income (loss)	(0.03	)(b)	0.03	0.08	0.06	0.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.31		(0.84)	2.45	(0.81)	1.50
Total from investment operations	3.28		(0.81)	2.53	(0.75)	1.54
Less Dividends and Distributions:
Dividends from net investment income	(0.01)		(0.05)	(0.13)	(0.10)	(0.08)
Tax return of capital distributions	-		(0.02)	(0.01)	-	(0.04)
Total dividends and distributions	(0.01)		(0.07)	(0.14)	(0.10)	(0.12)
Net asset value, end of year	$16.90		$13.63	$14.51	$12.12	$12.97
Total Return(c):	24.10%		(5.63)%	21.01%	(5.82)%	13.39%

Ratios/Supplemental Data:
Net assets, end of year (000)	$4,336		$3,242	$4,135	$4,162	$6,101
Average net assets (000)	$3,720		$3,771	$4,131	$5,464	$6,111
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	2.25%		2.25%	2.25%	2.25%	2.25%
Expenses before waivers and/or expense reimbursement	2.79%		3.05%	2.90%	2.81%	2.51%
Net investment income (loss)	(0.21)%		0.21%	0.59%	0.48%	0.34%
Portfolio turnover rate(f)	72%		62%	62%	75%	80%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

22

Class Z Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.80	$14.66	$12.21	$13.06	$11.61
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.18	0.23	0.19	0.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.37	(0.85)	2.48	(0.82)	1.49
Total from investment operations	3.51	(0.67)	2.71	(0.63)	1.67
Less Dividends and Distributions:
Dividends from net investment income	(0.15)	(0.17)	(0.25)	(0.22)	(0.14)
Tax return of capital distributions	-	(0.02)	(0.01)	-	(0.08)
Total dividends and distributions	(0.15)	(0.19)	(0.26)	(0.22)	(0.22)
Net asset value, end of year	$17.16	$13.80	$14.66	$12.21	$13.06
Total Return(b):	25.42%	(4.56)%	22.30%	(4.94)%	14.51%

Ratios/Supplemental Data:
Net assets, end of year (000)	$25,429	$20,148	$21,868	$23,074	$28,831
Average net assets (000)	$24,462	$21,048	$21,608	$27,549	$29,597
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.17%	1.17%	1.17%	1.25%	1.25%
Expenses before waivers and/or expense reimbursement	1.55%	1.66%	1.57%	1.52%	1.51%
Net investment income (loss)	0.92%	1.25%	1.66%	1.45%	1.49%
Portfolio turnover rate(e)	72%	62%	62%	75%	80%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Global Infrastructure Fund	23

Financial Highlights (continued)

Class R6 Shares
	Year Ended October 31,				December 28, 2016(a) through October 31, 2017
	2021	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$13.80	$14.66	$12.21	$13.06	$11.39
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.18	0.23	0.18	0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.38	(0.85)	2.48	(0.81)	1.71
Total from investment operations	3.50	(0.67)	2.71	(0.63)	1.82
Less Dividends and Distributions:
Dividends from net investment income	(0.15)	(0.17)	(0.25)	(0.22)	(0.10)
Tax return of capital distributions	-	(0.02)	(0.01)	-	(0.05)
Total dividends and distributions	(0.15)	(0.19)	(0.26)	(0.22)	(0.15)
Net asset value, end of period	$17.15	$13.80	$14.66	$12.21	$13.06
Total Return(c):	25.44%	(4.62)%	22.40%	(4.94)%	16.02%

Ratios/Supplemental Data:
Net assets, end of period (000)	$17,263	$5,636	$11,954	$13,912	$21,979
Average net assets (000)	$11,389	$8,565	$13,787	$17,657	$19,274
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.17%	1.17%	1.17%	1.25%	1.25%(f)
Expenses before waivers and/or expense reimbursement	1.40%	1.66%	1.48%	1.44%	1.40%(f)
Net investment income (loss)	0.74%	1.28%	1.70%	1.39%	1.00%(f)
Portfolio turnover rate(g)	72%	62%	62%	75%	80%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

24

Notes to Financial Statements

1.    Organization

Prudential World Fund, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation and currently consists of seven separate funds: PGIM Emerging Markets Debt Hard Currency Fund, PGIM Emerging Markets Debt Local Currency Fund, PGIM Jennison Emerging Markets Equity Opportunities Fund, PGIM Jennison Global Infrastructure Fund, PGIM Jennison Global Opportunities Fund, PGIM Jennison International Opportunities Fund and PGIM QMA International Equity Fund. These financial statements relate only to the PGIM Jennison Global Infrastructure Fund (the “Fund”). The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek total return.

2.    Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

PGIM Jennison Global Infrastructure Fund	25

Notes to Financial Statements (continued)

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be

26

classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported Net change in unrealized appreciation (depreciation) on investments and Net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the

PGIM Jennison Global Infrastructure Fund	27

Notes to Financial Statements (continued)

Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded

28

accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income quarterly. Distributions from net realized capital and currency gains, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.    Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of Jennison.

PGIM Jennison Global Infrastructure Fund	29

Notes to Financial Statements (continued)

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 1.00% of the Fund’s average daily net assets up to $1 billion, 0.98% of the next $2 billion, 0.96% of the next $2 billion, 0.95% of the next $5 billion and 0.94% of the Fund’s average daily net in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 1.00% for the year ended October 31, 2021.

The Manager has contractually agreed, through February 28, 2023, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.50% of average daily net assets for Class A shares, 2.25% of average daily net assets for Class C shares, 1.17% of average daily net assets for Class Z shares and 1.17% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.
Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for the fiscal year.

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, and 1% of the average daily net assets of the Class A and Class C shares, respectively. PIMS has contractually agreed through February 28, 2023 to limit such fees to 0.25% of the average daily net assets of the Class A shares.

The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Fund.

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For the year ended October 31, 2021, PIMS received $34,339 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2021, PIMS received $182 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.    Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2021, no 17a-7 transactions were entered into by the Fund.

5.    Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2021, were $42,941,792 and $32,255,701, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2021, is presented as follows:

PGIM Jennison Global Infrastructure Fund	31

Notes to Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund (1)(wa)
$665,468	$30,312,130	$30,021,250	$—	$—	$956,348	956,348	$1,602

PGIM Institutional Money Market Fund (1)(b)(wa)
—	1,604,049	1,604,049	—	—	—	—	12	(2)

$665,468	$31,916,179	$31,625,299	$—	$—	$956,348		$1,614

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.    Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2021, the tax character of dividends paid by the Fund were $338,070 of ordinary income and $49,259 of long-term capital gains. For the year ended October 31, 2020, the tax character of dividends paid by the Fund were $433,726 of ordinary income and $42,577 of tax return of capital.

As of October 31, 2021, the accumulated undistributed earnings on a tax basis was $3,319,305 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$43,069,114	$12,763,113	$(560,550)	$12,202,563

The difference between GAAP and tax basis was primarily due to deferred losses on wash sales.

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The Fund utilized approximately $518,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2021.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2021 are subject to such review.

7.    Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 10,225,000,000 shares of common stock, $0.00001 par value per share, 510,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class A	20,000,000
Class C	100,000,000
Class Z	150,000,000
Class T	115,000,000
Class R6	125,000,000

The Fund currently does not have any Class T shares outstanding.

As of October 31, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class Z	562,035	37.9%
Class R6	718,792	71.4%

PGIM Jennison Global Infrastructure Fund	33

Notes to Financial Statements (continued)

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
2	39.8%	4	47.5%

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	89,522	$1,405,312
Shares issued in reinvestment of dividends and distributions	2,766	43,504
Shares purchased	(57,473)	(897,912)

Net increase (decrease) in shares outstanding before conversion	34,815	550,904
Shares issued upon conversion from other share class(es)	10,887	171,733
Shares purchased upon conversion into other share class(es)	(2,205)	(36,384)

Net increase (decrease) in shares outstanding	43,497	$686,253

Year ended October 31, 2020:
Shares sold	40,098	$569,464
Shares issued in reinvestment of dividends and distributions	4,619	67,705
Shares purchased	(137,855)	(1,881,572)

Net increase (decrease) in shares outstanding before conversion	(93,138)	(1,244,403)
Shares issued upon conversion from other share class(es)	4,972	68,903
Shares purchased upon conversion into other share class(es)	(878)	(13,161)

Net increase (decrease) in shares outstanding	(89,044)	$(1,188,661)

Class C
Year ended October 31, 2021:
Shares sold	66,892	$1,050,863
Shares issued in reinvestment of dividends and distributions	202	3,137
Shares purchased	(30,598)	(473,603)

Net increase (decrease) in shares outstanding before conversion	36,496	580,397
Shares purchased upon conversion into other share class(es)	(17,810)	(276,678)

Net increase (decrease) in shares outstanding	18,686	$303,719

Year ended October 31, 2020:
Shares sold	6,868	$98,374
Shares issued in reinvestment of dividends and distributions	1,083	15,727
Shares purchased	(48,016)	(671,692)

Net increase (decrease) in shares outstanding before conversion	(40,065)	(557,591)
Shares purchased upon conversion into other share class(es)	(7,028)	(100,339)

Net increase (decrease) in shares outstanding	(47,093)	$(657,930)

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Class Z	Shares	Amount
Year ended October 31, 2021:
Shares sold	582,606	$8,944,074
Shares issued in reinvestment of dividends and distributions	14,369	226,226
Shares purchased	(436,186)	(6,746,807)

Net increase (decrease) in shares outstanding before conversion	160,789	2,423,493
Shares issued upon conversion from other share class(es)	8,893	141,329
Shares purchased upon conversion into other share class(es)	(146,971)	(2,357,668)

Net increase (decrease) in shares outstanding	22,711	$207,154

Year ended October 31, 2020:
Shares sold	246,053	$3,526,924
Shares issued in reinvestment of dividends and distributions	19,133	278,522
Shares purchased	(299,875)	(4,159,893)

Net increase (decrease) in shares outstanding before conversion	(34,689)	(354,447)
Shares issued upon conversion from other share class(es)	2,853	44,597

Net increase (decrease) in shares outstanding	(31,836)	$(309,850)

Class R6
Year ended October 31, 2021:
Shares sold	562,092	$8,822,244
Shares issued in reinvestment of dividends and distributions	7,162	113,926
Shares purchased	(118,014)	(1,888,025)

Net increase (decrease) in shares outstanding before conversion	451,240	7,048,145
Shares issued upon conversion from other share class(es)	146,971	2,357,668

Net increase (decrease) in shares outstanding	598,211	$9,405,813

Year ended October 31, 2020:
Shares sold	261,907	$3,795,524
Shares issued in reinvestment of dividends and distributions	7,666	112,014
Shares purchased	(676,564)	(9,408,402)

Net increase (decrease) in shares outstanding	(406,991)	$(5,500,864)

8.    Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021

Total Commitment	$ 1,200,000,000	$ 1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain

PGIM Jennison Global Infrastructure Fund	35

Notes to Financial Statements (continued)

benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2021. The average daily balance for the 6 days that the Fund had loans outstanding during the period was approximately $257,333, borrowed at a weighted average interest rate of 1.41%. The maximum loan outstanding amount during the period was $285,000. At October 31, 2021, the Fund did not have an outstanding loan amount.

9.    Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Blend Style Risk: The Fund’s blend investment style may subject the Fund to risks of both value and growth investing. The portion of the Fund’s portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking higher than average capital growth. The portion of the Fund’s portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for long periods of time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Fund to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.

Cyber Security Risk: Failures or breaches of the electronic systems of the Fund, the Fund’s manager, subadviser, distributor, and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its

36

shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers or issuers of securities in which the Fund invests.

Distribution Risk: The Fund’s distributions may consist of net investment income, if any, and net realized gains, if any, from the sale of investments and/or return of capital. The Fund will provide to shareholders early in each calendar year the final tax character of the Fund’s distributions for the previous year. Also, at such time that the Fund distribution is expected to be from sources other than current or accumulated net income, a notice to shareholders may be required.

Economic Risk and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal

PGIM Jennison Global Infrastructure Fund	37

Notes to Financial Statements (continued)

system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Infrastructure Companies Risk: Securities of infrastructure companies are more susceptible to adverse economic, social, political and regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, insufficient supply of necessary resources, increased competition from other providers of similar services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Certain infrastructure companies may operate in limited areas or have few sources of revenue. Infrastructure companies may also be affected by or subject to:

∎ regulation by various government authorities;

∎ government regulation of rates charged to customers;

∎ service interruption due to environmental, operational or other mishaps as well as political and social unrest;

∎ the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; and

38

∎ general changes in market sentiment towards the assets of infrastructure companies.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and mid-cap companies are less stable than the prices of large-cap stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased

PGIM Jennison Global Infrastructure Fund	39

Notes to Financial Statements (continued)

market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Master Limited Partnerships Risk: The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The Fund’s investment in MLPs also subjects the Fund to the risks associated with the specific industry or industries in which the MLPs invest, risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Since MLPs generally conduct business in multiple states, the Fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Fund’s return on its investment in MLPs.

Real Estate Investment Trust (REIT) Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by

40

property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the Code) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status.

10.    Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

PGIM Jennison Global Infrastructure Fund	41

Report of Independent Registered Public

Accounting Firm

To the Board of Directors of Prudential World Fund, Inc. and Shareholders of PGIM Jennison Global Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Global Infrastructure Fund (one of the funds constituting Prudential World Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and financial highlights for each of the two years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 16, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

42

Tax Information (unaudited)

For the year ended October 31, 2021, the Series reports under Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM Jennison Global Infrastructure Fund	100.00%	89.69%

In January 2022, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2021.

PGIM Jennison Global Infrastructure Fund	43

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Global Infrastructure Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 92	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 91	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Global Infrastructure Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 94	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 95	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 1993; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

PGIM Jennison Global Infrastructure Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since July 2019

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and Head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.	Since October 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Jennison Global Infrastructure Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Global Infrastructure Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

[1]	PGIM Jennison Global Infrastructure Fund is a series of Prudential World Fund, Inc.

PGIM Jennison Global Infrastructure Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2020 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar

PGIM Jennison Global Infrastructure Fund

Approval of Advisory Agreements (continued)

credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2020.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2020. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 4th Quartile

●	The Board noted that the Fund outperformed its benchmark index over all periods.

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●	The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap that (exclusive of certain fees and expenses) caps total annual operating expenses at 1.50% for Class A shares, 2.25% for Class C shares, 1.17% for Class R6 shares, and 1.17% for Class Z shares through February 28, 2022.

●	In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Global Infrastructure Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Jonathan Corbett, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Global Infrastructure Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

 Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON GLOBAL INFRASTRUCTURE FUND
SHARE CLASS	A	C	Z	R6
NASDAQ	PGJAX	PGJCX	PGJZX	PGJQX
CUSIP	743969792	743969784	743969776	743969560

MF217E

PGIM EMERGING MARKETS DEBT HARD

CURRENCY FUND

ANNUAL REPORT

OCTOBER 31, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Emerging Markets Debt Hard Currency Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2021.

The global economy and markets continued to recover throughout the period from the ongoing impact of the COVID-19 pandemic. The Federal Reserve slashed interest rates and kept them near zero to encourage borrowing. Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective COVID-19 vaccines received regulatory approval. Those measures were enough to offset the fear of rising inflation and supply chain challenges that threatened to disrupt growth.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

Throughout this volatile period, investors sought safety in fixed income. Investment-grade bonds in the US and the overall global bond market declined slightly during the period as the economy recovered, but emerging market debt rose. While the 10-year US Treasury yield hovered near record lows early in the period after a significant rally in interest rates, rates moved higher later on as investors began to focus on stronger economic growth and the prospects of higher inflation. The Fed also took several aggressive actions to keep the bond markets running smoothly, implementing many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1.5 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Emerging Markets Debt Hard Currency Fund

December 15, 2021

PGIM Emerging Markets Debt Hard Currency Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/21

	One Year (%)	Since Inception (%)

Class A

(with sales charges)	3.44	1.75 (12/12/2017)

(without sales charges)	6.91	2.62 (12/12/2017)

Class C

(with sales charges)	5.11	1.86 (12/12/2017)

(without sales charges)	6.11	1.86 (12/12/2017)

Class Z

(without sales charges)	7.11	2.89 (12/12/2017)

Class R6

(without sales charges)	7.34	2.98 (12/12/2017)

JP Morgan Emerging Markets Bond Index Global Diversified Index	4.41	3.68

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the JP Morgan EMBI Global Diversified Index by portraying the initial account values at the commencement of operations for Class Z shares (December 12, 2017) and the account values at the end of the current fiscal year (October 31, 2021), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Emerging Markets Debt Hard Currency Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definitions

JP Morgan Emerging Markets Bond Index Global Diversified Index—The JP Morgan Emerging Markets Bond Index Global Diversified Index tracks total returns for USD-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and eurobonds. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Distributions and Yields as of 10/31/21

	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

Class A	0.41	3.76	–3.09

Class C	0.34	3.15	–28.94

Class Z	0.44	4.21	4.34

Class R6	0.45	4.29	4.17

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

Credit Quality expressed as a percentage of total investments as of 10/31/21 (%)

AA	4.8

A	5.7

BBB	32.4

BB	22.7

B	21.9

CCC	3.9

CC	0.7

C	0.3

Not Rated	2.3

Cash/Cash Equivalents	5.3

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

PGIM Emerging Markets Debt Hard Currency Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Emerging Markets Debt Hard Currency Fund’s Class Z shares returned 7.11% in the 12-month reporting period that ended October 31, 2021, outperforming the 4.41% return of the JP Morgan Emerging Markets Bond Index Global Diversified Index (the Index).

What were the market conditions?

•

Following 2020’s abrupt sell-off and subsequent strong recovery, the first 10 months of 2021 produced mixed results for emerging market debt. As economies responded to the unprecedented monetary and fiscal stimulus programs, investor appetite for risk assets generally remained strong, and credit spreads continued to decline as higher beta countries’ yield levels brought investors searching for yields. (Higher beta means having more risk than the market in general.) However, rising inflation concerns entering 2021 resulted in higher US Treasury rates, which weighed on performance as markets priced in the stronger-than-anticipated US growth and the impact that fiscal stimulus and monetary policy would have on longer-term inflation dynamics.

•

In the first quarter of 2021, spreads proved resilient and curves flattened despite US Treasury volatility, but performance overall remained differentiated and country specific. In emerging market sovereigns, negative total returns in the first quarter of 2021 were mostly the result of US Treasuries, while spread resilience in higher-grade credits and select high yield credits drove performance. With commodity prices and flows supportive for most of the period, the attractive relative spread and optimism on growth helped the positive spread momentum. Overall, commodity-sensitive countries performed well on the back of stable commodity prices, reflecting the growth rebound and constrained supply. Emerging market corporates held up relatively well in the first quarter of 2021, with valuation support from the segment’s lower duration, improving fundamentals, and favorable technicals that included manageable net supply and inflows into the asset class. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) Local rates produced negative returns in the first quarter of 2021, driven by a bear steepening (i.e., interest rates on long-term bonds rising faster than rates on short-term bonds) of the US yield curve and aggressive rate hikes by select emerging market central banks. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) Higher energy and food prices, along with the depreciation of many emerging market currencies, put additional pressure on the front, or short-term, end of yield curves. Meanwhile, emerging market currencies declined on the back of the US and global yield curve steepening and a slowdown in emerging market local inflows. A slower-than-expected COVID-19 vaccine administration in the European Union and virus flare-ups across Latin America also contributed to emerging market currency weakness.

•	The emerging market debt sector then benefited from renewed momentum in the second quarter of 2021 as long-duration, high-quality assets performed well amid the

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stabilization and consolidation in US Treasury yields, while higher beta, hard currency bonds (particularly those from commodity-sensitive issuers) outperformed. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.) Emerging market corporate performance remained strong on the back of a favorable outlook for fundamentals, manageable net supply, and positive inflows. Local rates and emerging market currencies also recovered on a weaker US dollar and a shifting focus from US growth to growth momentum in the rest of the world. However, the outlook for local rates grew less clear following the June Federal Open Market Committee meeting, with uncertainty around the timing of the Federal Reserve’s (the Fed’s) tapering of its monthly bond purchases requiring an extra risk premium while becoming more vulnerable to currency depreciation.

•

In the third quarter of 2021, emerging market debt market performance was mixed against the backdrop of growing concerns around a regulatory crackdown in China, the potential for economic slowdowns triggered by the COVID-19 Delta variant, and contagion from the China property sector. Emerging market hard currency returns were positive as lower US Treasury yields more than offset higher spreads. In the final week of August, markets were buoyed by supportive economic measures from China and a dovish tone from Fed Chairman Jerome Powell, who clearly differentiated a rate-hiking cycle from a tapering of bond purchases, making it clear that conditions needed for raising the federal funds rate would be more stringent than those needed for tapering. Most local rate markets witnessed a relief rally in July and August before underperforming in September due, in part, to high inflation prints and continued central bank hawkishness. Emerging market currencies saw a continuation of declines in July and the first three weeks of August, with commodity and cyclical currencies underperforming, but rallied after Powell failed to provide a timeline for tapering at the Fed’s Jackson Hole Economic Symposium. Emerging market currencies then weakened in September amid concerns over slowing global growth, an uncertain Fed policy, and inflation in both developed and emerging economies.

•

Over the last month of the reporting period, emerging market hard currency spreads were flat to slightly wider, although dispersion among regions and rating buckets remained. Distressed issues underperformed, while oil exporters continued to do well on the back of rising commodity prices. In local rates, most emerging market countries outside of Asia continued to underperform, in part due to high inflation data and central bank hawkishness. Meanwhile, emerging market currencies saw a soft rebound in October 2021 versus the US dollar on higher commodities and lower US real yields.

What worked?

•

Overall country selection and issue selection both contributed to the Fund’s performance during the reporting period. Long spread duration in Ukraine, Ivory Coast, Angola, and Romania sovereign bonds contributed to performance. Sovereign bond positioning in Zambia, Mexico, and Brazil also contributed.

PGIM Emerging Markets Debt Hard Currency Fund	9

Strategy and Performance Overview (continued)

•	Corporate and quasi-sovereign positioning in Mexico (Petroleos Mexicanos), South Africa (Eskom), Argentina (Buenos Aires), and Brazil (Petroleo Brasileiro Sa Petrobras) contributed to performance.

•	In out-of-Index local currency, long positioning in China contributed to performance.

•	Within currencies, overweight positioning in the Indonesian rupiah, Turkish lira, and Russian ruble relative to the Index contributed.

What didn’t work?

•	Short spread duration in Chile, Bahrain, and China sovereign bonds detracted from the Fund’s performance over the reporting period. Sovereign bond positioning in the Ivory Coast and Romania detracted.

•	Corporate and quasi-sovereign positioning in China (China Haohua Chemical Group, China Petroleum & Chemical Corp., and Sunac China Holdings Ltd.) detracted from performance.

•	In out-of-Index local currency, long duration in Mexico detracted from performance.

•	Within currencies, underweight positioning in the South African rand and Colombian peso, as well as overweight positioning in the Brazilian real, relative to the Index detracted.

Did the Fund use derivatives?

Currency positioning in the Fund was partially facilitated by the use of currency forward and option contracts. During the reporting period, the Fund’s currency positioning added to relative performance. The Fund also used futures and interest rate swaps, in part, to help manage duration and yield curve exposure, which collectively had a positive impact to performance.

Current outlook

•

While PGIM Fixed Income continues to expect differentiated performance across both emerging market debt sectors and issuers, given a post-Delta variant recovery in the growth outlook, some relief from supply-chain backlogs, and the near-term avoidance of a Fed policy mistake, its base case is that emerging market debt assets should, at worst, move sideways. Emerging market growth will slow in 2022, in PGIM Fixed Income’s view, due to fiscal, political, and China headwinds, making bottom-up fundamental credit selection all the more critical.

•

Emerging market hard currency assets remain PGIM Fixed Income’s highest conviction, as it continues to emphasize a “barbell,” consisting of overweight positioning to front-end/higher-yielding credits and long-end/higher-quality credits to ensure it has the right mix of assets that can potentially perform well in varying market scenarios.

•

In local bonds, PGIM Fixed Income’s base case is that dispersion in countries will continue and that it is too early for emerging market central banks to become less hawkish. That said, given the recent repricing of emerging market rates, it is looking for signals to become more constructive.

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•	PGIM Fixed Income believes the bar is high for emerging market currencies to see sustained strength as the Fed begins to taper its asset purchases and global growth slows.

PGIM Emerging Markets Debt Hard Currency Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2021. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Emerging Markets Debt Hard Currency Fund		Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,013.60	1.05%	$5.33

	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35

Class C	Actual	$1,000.00	$1,009.80	1.80%	$9.12

	Hypothetical	$1,000.00	$1,016.13	1.80%	$9.15

Class Z	Actual	$1,000.00	$1,014.00	0.75%	$3.81

	Hypothetical	$1,000.00	$1,021.42	0.75%	$3.82

Class R6	Actual	$1,000.00	$1,014.60	0.65%	$3.30

	Hypothetical	$1,000.00	$1,021.93	0.65%	$3.31

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2021, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Emerging Markets Debt Hard Currency Fund	13

Schedule of Investments

as of October 31, 2021

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 90.7%

CORPORATE BONDS 25.1%

Azerbaijan 0.7%
Southern Gas Corridor CJSC,
Gov’t. Gtd. Notes	6.875%	03/24/26		650	$761,966
State Oil Co. of the Azerbaijan Republic,
Sr. Unsec’d. Notes	6.950	03/18/30		200	244,887

					1,006,853

Bahrain 0.4%
Oil & Gas Holding Co. BSCC (The),
Sr. Unsec’d. Notes	7.625	11/07/24		400	437,651
Sr. Unsec’d. Notes	8.375	11/07/28		200	230,727

					668,378

Brazil 1.5%
Globo Comunicacao e Participacoes SA,
Sr. Unsec’d. Notes	4.875	01/22/30		200	194,002
JSM Global Sarl,
Gtd. Notes, 144A	4.750	10/20/30		400	380,600
Nexa Resources SA,
Gtd. Notes, 144A	5.375	05/04/27		210	222,967
Petrobras Global Finance BV,
Gtd. Notes	5.093	01/15/30		367	374,640
Gtd. Notes	5.375	10/01/29	GBP	100	146,338
Gtd. Notes	5.600	01/03/31		459	480,865
Gtd. Notes	6.900	03/19/49		150	156,793
Gtd. Notes	7.375	01/17/27		66	77,410
Suzano Austria GmbH,
Gtd. Notes	3.750	01/15/31		150	150,037
Vale Overseas Ltd.,
Gtd. Notes	3.750	07/08/30		90	91,927

					2,275,579

Chile 1.1%
Alfa Desarrollo SpA,
Sr. Sec’d. Notes, 144A	4.550	09/27/51		200	195,411
Corp. Nacional del Cobre de Chile,
Sr. Unsec’d. Notes	4.875	11/04/44		600	711,520
Sr. Unsec’d. Notes, 144A	4.875	11/04/44		200	237,174

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    15

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chile (cont’d.)
Empresa Nacional del Petroleo,
Sr. Unsec’d. Notes, 144A	3.450%	09/16/31	200	$190,786
Interchile SA,
Sr. Sec’d. Notes, 144A	4.500	06/30/56	200	211,126
VTR Finance NV,
Sr. Unsec’d. Notes	6.375	07/15/28	200	213,798

				1,759,815

China 1.7%
Agile Group Holdings Ltd.,
Sr. Sec’d. Notes	6.050	10/13/25	200	154,348
CNAC HK Finbridge Co. Ltd.,
Gtd. Notes	3.875	06/19/29	500	532,193
Gtd. Notes	5.125	03/14/28	200	227,447
Country Garden Holdings Co. Ltd.,
Sr. Sec’d. Notes	4.200	02/06/26	210	198,544
ENN Clean Energy International Investment Ltd.,
Gtd. Notes, 144A	3.375	05/12/26	200	198,491
New Metro Global Ltd.,
Gtd. Notes	4.800	12/15/24	200	175,347
Sinopec Group Overseas Development 2012 Ltd.,
Gtd. Notes	4.875	05/17/42	200	250,190
Sinopec Group Overseas Development 2017 Ltd.,
Gtd. Notes	4.000	09/13/47	200	228,938
Sinopec Group Overseas Development 2018 Ltd.,
Gtd. Notes, 144A	3.680	08/08/49	400	436,967
Sunac China Holdings Ltd.,
Sr. Sec’d. Notes	6.500	01/10/25	200	143,098

				2,545,563

Colombia 0.2%
Ecopetrol SA,
Sr. Unsec’d. Notes	4.625	11/02/31	140	138,848
Grupo Aval Ltd.,
Gtd. Notes, 144A	4.375	02/04/30	200	195,500

				334,348

Costa Rica 0.1%
Instituto Costarricense de Electricidad,
Sr. Unsec’d. Notes, 144A	6.750	10/07/31	200	201,464

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Ghana 0.1%
Tullow Oil PLC, Sr. Sec’d. Notes, 144A	10.250%	05/15/26		200	$210,249

Guatemala 0.1%
Energuate Trust, Gtd. Notes	5.875	05/03/27		200	204,550

India 1.5%
Adani Ports & Special Economic Zone Ltd., Sr. Unsec’d. Notes, 144A	5.000	08/02/41		200	209,947
Azure Power Solar Energy Pvt. Ltd., Sr. Sec’d. Notes, 144A, MTN	5.650	12/24/24		200	210,018
GMR Hyderabad International Airport Ltd., Sr. Sec’d. Notes	4.250	10/27/27		200	193,362
HPCL-Mittal Energy Ltd., Sr. Unsec’d. Notes	5.250	04/28/27		200	206,246
NTPC Ltd., Sr. Unsec’d. Notes, EMTN	2.750	02/01/27	EUR	100	122,650
Periama Holdings LLC, Gtd. Notes	5.950	04/19/26		200	216,610
Power Finance Corp. Ltd.,
Sr. Unsec’d. Notes	4.500	06/18/29		400	426,344
Sr. Unsec’d. Notes, 144A, MTN	6.150	12/06/28		200	235,294
Summit Digitel Infrastructure Pvt Ltd., Sr. Sec’d. Notes, 144A	2.875	08/12/31		235	225,126
TML Holdings Pte Ltd., Sr. Unsec’d. Notes	5.500	06/03/24		200	208,720

					2,254,317

Indonesia 2.3%
Cikarang Listrindo Tbk PT, Sr. Unsec’d. Notes, 144A	4.950	09/14/26		200	204,719
Indonesia Asahan Aluminium Persero PT,
Sr. Unsec’d. Notes	5.450	05/15/30		700	801,980
Sr. Unsec’d. Notes	6.530	11/15/28		220	265,338
Sr. Unsec’d. Notes, 144A	4.750	05/15/25		200	214,743
Pertamina Persero PT,
Sr. Unsec’d. Notes	6.000	05/03/42		200	248,576
Sr. Unsec’d. Notes, EMTN	4.700	07/30/49		200	220,429
Sr. Unsec’d. Notes, EMTN	6.500	11/07/48		200	269,297

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    17

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Indonesia (cont’d.)
Perusahaan Listrik Negara PT,
Sr. Unsec’d. Notes	1.875%	11/05/31	EUR	100	$112,396
Sr. Unsec’d. Notes	2.875	10/25/25	EUR	200	246,538
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara,
Sr. Unsec’d. Notes, 144A, MTN	5.450	05/21/28		420	485,746
Sr. Unsec’d. Notes, 144A, MTN	6.150	05/21/48		200	249,336
Sr. Unsec’d. Notes, EMTN	4.125	05/15/27		250	269,739

					3,588,837

Israel 0.4%
Energean Israel Finance Ltd.,
Sr. Sec’d. Notes, 144A	4.875	03/30/26		75	76,301
Sr. Sec’d. Notes, 144A	5.375	03/30/28		115	116,442
Sr. Sec’d. Notes, 144A	5.875	03/30/31		115	116,450
Leviathan Bond Ltd.,
Sr. Sec’d. Notes, 144A	6.125	06/30/25		200	215,574

					524,767

Jamaica 0.1%
Digicel International Finance Ltd./Digicel International Holdings Ltd.,
Gtd. Notes, 144A	8.000	12/31/26		39	37,729
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000%	13.000	12/31/25		53	54,500
Sr. Sec’d. Notes, 144A	8.750	05/25/24		97	100,569

					192,798

Kazakhstan 1.3%
Kazakhstan Temir Zholy Finance BV,
Gtd. Notes	6.950	07/10/42		400	544,999
KazMunayGas National Co. JSC,
Sr. Unsec’d. Notes	5.375	04/24/30		400	470,552
Sr. Unsec’d. Notes	5.750	04/19/47		400	488,823
Sr. Unsec’d. Notes	6.375	10/24/48		400	519,783

					2,024,157

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Kuwait 0.3%
MEGlobal Canada ULC,
Gtd. Notes, 144A, MTN	5.875%	05/18/30		400	$486,418

Malaysia 1.1%
Genm Capital Labuan Ltd.,
Gtd. Notes	3.882	04/19/31		200	196,200
Gohl Capital Ltd.,
Gtd. Notes	4.250	01/24/27		250	259,622
Petronas Capital Ltd.,
Gtd. Notes, 144A, MTN	4.550	04/21/50		800	1,006,256
Gtd. Notes, EMTN	4.550	04/21/50		200	251,564

					1,713,642

Mexico 4.7%
Cemex SAB de CV,
Gtd. Notes	5.450	11/19/29		400	433,081
FEL Energy VI Sarl,
Sr. Sec’d. Notes, 144A	5.750	12/01/40		234	231,341
Fermaca Enterprises S de RL de CV,
Sr. Sec’d. Notes	6.375	03/30/38		221	253,545
Mexico City Airport Trust,
Sr. Sec’d. Notes	4.250	10/31/26		360	385,022
Sr. Sec’d. Notes	5.500	07/31/47		600	609,470
Petroleos Mexicanos,
Gtd. Notes	5.350	02/12/28		507	506,050
Gtd. Notes	5.950	01/28/31		180	177,139
Gtd. Notes	6.350	02/12/48		376	320,300
Gtd. Notes	6.490	01/23/27		305	324,554
Gtd. Notes	6.500	03/13/27		883	941,278
Gtd. Notes	6.500	01/23/29		650	676,793
Gtd. Notes	6.500	06/02/41		410	370,616
Gtd. Notes	6.840	01/23/30		618	645,681
Gtd. Notes	7.690	01/23/50		550	525,508
Gtd. Notes, EMTN	3.750	04/16/26	EUR	285	329,467
Gtd. Notes, MTN	6.875	08/04/26		455	496,893

					7,226,738

Mongolia 0.1%
Development Bank of Mongolia LLC,
Unsec’d. Notes	7.250	10/23/23		200	212,880

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    19

 Schedule of Investments  (continued)

  as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Netherlands 0.1%

VEON Holdings BV,
Sr. Unsec’d. Notes, 144A	3.375%	11/25/27	200	$199,868

Panama 0.1%

Aeropuerto Internacional de Tocumen SA,
Sr. Sec’d. Notes, 144A	5.125	08/11/61	200	208,408

Peru 0.3%

Corp. Financiera de Desarrollo SA,
Sr. Unsec’d. Notes	2.400	09/28/27	200	196,742
Petroleos del Peru SA,
Sr. Unsec’d. Notes	4.750	06/19/32	200	211,502

				408,244

Philippines 0.1%

Globe Telecom, Inc.,
Sr. Unsec’d. Notes	3.000	07/23/35	200	183,817

Qatar 0.4%

Qatar Energy,
Sr. Unsec’d. Notes	3.300	07/12/51	200	205,073
Sr. Unsec’d. Notes, 144A	3.125	07/12/41	400	406,031

				611,104

Russia 1.3%

Gazprom PJSC Via Gaz Capital SA,
Sr. Unsec’d. Notes	4.950	02/06/28	400	440,207
Sr. Unsec’d. Notes, EMTN	7.288	08/16/37	300	405,289
Sr. Unsec’d. Notes, EMTN	8.625	04/28/34	465	670,012
Lukoil Securities BV,
Gtd. Notes	3.875	05/06/30	400	414,921

				1,930,429

Saudi Arabia 0.3%

Arabian Centres Sukuk Ltd.,
Gtd. Notes	5.375	11/26/24	200	208,379
Saudi Arabian Oil Co.,
Sr. Unsec’d. Notes, EMTN	4.250	04/16/39	200	224,963

				433,342

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

South Africa 1.9%
Eskom Holdings SOC Ltd.,
Gov’t. Gtd. Notes, MTN	6.350%	08/10/28		600	$646,765
Sr. Unsec’d. Notes	7.125	02/11/25		600	625,928
Sr. Unsec’d. Notes, EMTN	6.750	08/06/23		400	413,106
Sr. Unsec’d. Notes, MTN	8.450	08/10/28		660	723,576

MTN Mauritius Investments Ltd.,
Gtd. Notes, 144A	6.500	10/13/26		200	226,831
Sasol Financing USA LLC,
Gtd. Notes	6.500	09/27/28		300	332,507

					2,968,713

Thailand 0.1%
Thaioil Treasury Center Co. Ltd.,
Gtd. Notes, 144A, MTN	3.750	06/18/50		200	186,147

Trinidad & Tobago 0.1%
Trinidad Petroleum Holdings Ltd.,
Sr. Sec’d. Notes, 144A	9.750	06/15/26		166	184,862

Turkey 0.3%
Aydem Yenilenebilir Enerji A/S,
Sr. Sec’d. Notes, 144A	7.750	02/02/27		200	190,111
Turkiye Sinai Kalkinma Bankasi A/S,
Sr. Unsec’d. Notes, 144A	6.000	01/23/25		200	200,806

					390,917

Ukraine 0.4%
NAK Naftogaz Ukraine via Kondor Finance PLC,
Sr. Unsec’d. Notes	7.125	07/19/24	EUR	420	485,917
State Savings Bank of Ukraine Via SSB #1 PLC,
Sr. Unsec’d. Notes	9.625	03/20/25		70	75,227

					561,144

United Arab Emirates 1.6%
Abu Dhabi Crude Oil Pipeline LLC,
Sr. Sec’d. Notes	3.650	11/02/29		200	221,514
Sr. Sec’d. Notes	4.600	11/02/47		200	232,525

Abu Dhabi National Energy Co. PJSC,
Sr. Unsec’d. Notes, 144A	4.000	10/03/49		200	228,108

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    21

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United Arab Emirates (cont’d.)
DP World PLC,
Sr. Unsec’d. Notes, EMTN	6.850%	07/02/37	600	$793,313
Galaxy Pipeline Assets Bidco Ltd.,
Sr. Sec’d. Notes, 144A	2.940	09/30/40	600	591,058
ICD Funding Ltd.,
Gtd. Notes	4.625	05/21/24	200	212,152
ICD Sukuk Co. Ltd.,
Sr. Unsec’d. Notes, EMTN	5.000	02/01/27	200	218,873

				2,497,543

United States 0.1%
JBS USA Food Co.,
Gtd. Notes, 144A	5.750	01/15/28	200	208,805

Venezuela 0.1%
Petroleos de Venezuela SA,
Gtd. Notes	5.375	04/12/27(d)	205	11,553
Gtd. Notes	6.000	05/16/24(d)	45	2,254
Gtd. Notes	6.000	11/15/26(d)	65	3,528
Sr. Sec’d. Notes	8.500	10/27/20(d)	205	55,075

				72,410

Vietnam 0.2%
Mong Duong Finance Holdings BV,
Sr. Sec’d. Notes	5.125	05/07/29	250	248,674

TOTAL CORPORATE BONDS (cost $38,448,629)				38,725,780

SOVEREIGN BONDS 65.6%

Angola 2.0%
Angolan Government International Bond,
Sr. Unsec’d. Notes	8.250	05/09/28	800	804,507
Sr. Unsec’d. Notes	9.375	05/08/48	400	397,660
Sr. Unsec’d. Notes	9.500	11/12/25	1,150	1,246,470
Sr. Unsec’d. Notes, 144A	9.375	05/08/48	200	198,830
Sr. Unsec’d. Notes, EMTN	8.000	11/26/29	400	397,250

				3,044,717

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Argentina 1.3%
Argentina Bonar Bonds,
Bonds	0.500%(cc)	07/09/30	2	$539
Unsec’d. Notes	1.000	07/09/29	12	3,946
Argentine Republic Government International Bond,
Sr. Unsec’d. Notes	0.500(cc)	07/09/30	2,080	713,076
Sr. Unsec’d. Notes	1.000	07/09/29	254	92,429
Sr. Unsec’d. Notes	1.125(cc)	07/09/35	102	31,462
Sr. Unsec’d. Notes	1.125(cc)	07/09/46	335	105,678
Sr. Unsec’d. Notes	2.000(cc)	01/09/38	1,620	591,847
Sr. Unsec’d. Notes	2.500(cc)	07/09/41	597	206,369

Provincia de Buenos Aires,

Sr. Unsec’d. Notes, 144A, MTN	3.900(cc)	09/01/37	637	281,883

				2,027,229

Bahrain 1.4%
Bahrain Government International Bond,
Sr. Unsec’d. Notes	6.750	09/20/29	400	431,792
Sr. Unsec’d. Notes	7.000	10/12/28	600	658,103
Sr. Unsec’d. Notes	7.375	05/14/30	720	802,302
Sr. Unsec’d. Notes	7.500	09/20/47	200	207,002

				2,099,199

Belarus 0.6%
Republic of Belarus International Bond,
Sr. Unsec’d. Notes	5.875	02/24/26	200	184,237
Sr. Unsec’d. Notes	6.200	02/28/30	200	173,421
Sr. Unsec’d. Notes	6.875	02/28/23	200	200,770
Sr. Unsec’d. Notes	7.625	06/29/27	425	412,087

				970,515

Bermuda 0.2%
Bermuda Government International Bond,
Sr. Unsec’d. Notes	2.375	08/20/30	270	268,084

Brazil 2.2%
Brazil Minas SPE via State of Minas Gerais,
Gov’t. Gtd. Notes	5.333	02/15/28	200	211,622
Brazilian Government International Bond,
Sr. Unsec’d. Notes	4.500	05/30/29	300	300,178
Sr. Unsec’d. Notes	5.000	01/27/45	200	179,879

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    23

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Brazil (cont’d.)
Brazilian Government International Bond, (cont’d.)
Sr. Unsec’d. Notes	5.625%	01/07/41		405	$396,508
Sr. Unsec’d. Notes	7.125	01/20/37		950	1,112,216
Sr. Unsec’d. Notes	8.250	01/20/34		923	1,191,457

					3,391,860

Bulgaria 0.1%
Bulgaria Government International Bond,
Sr. Unsec’d. Notes	1.375	09/23/50	EUR	180	194,852

Cameroon 0.3%
Republic of Cameroon International Bond,
Sr. Unsec’d. Notes	9.500	11/19/25		400	442,557

Colombia 2.3%
Colombia Government International Bond,
Sr. Unsec’d. Notes	3.875	04/25/27		200	207,370
Sr. Unsec’d. Notes	4.500	03/15/29		800	845,772
Sr. Unsec’d. Notes	6.125	01/18/41		780	864,409
Sr. Unsec’d. Notes	7.375	09/18/37		1,115	1,378,204
Sr. Unsec’d. Notes	10.375	01/28/33		200	294,189

					3,589,944

Congo (Republic) 0.1%
Congolese International Bond,
Sr. Unsec’d. Notes	6.000	06/30/29		242	195,250

Costa Rica 0.8%
Costa Rica Government International Bond,
Sr. Unsec’d. Notes	4.375	04/30/25		800	820,609
Sr. Unsec’d. Notes	6.125	02/19/31		200	204,940
Sr. Unsec’d. Notes	7.000	04/04/44		200	199,565

					1,225,114

Croatia 0.1%
Croatia Government International Bond,
Unsec’d. Notes	1.500	06/17/31	EUR	175	210,126

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Dominican Republic 2.9%
Dominican Republic International Bond,
Sr. Unsec’d. Notes	4.500%	01/30/30		335	$338,676
Sr. Unsec’d. Notes	5.500	01/27/25		100	108,706
Sr. Unsec’d. Notes	5.875	04/18/24		425	447,661
Sr. Unsec’d. Notes	5.950	01/25/27		200	223,217
Sr. Unsec’d. Notes	6.850	01/27/45		290	323,465
Sr. Unsec’d. Notes	6.875	01/29/26		400	459,122
Sr. Unsec’d. Notes	7.450	04/30/44		1,400	1,672,506
Sr. Unsec’d. Notes, 144A	4.875	09/23/32		150	152,173
Sr. Unsec’d. Notes, 144A	5.300	01/21/41		150	149,507
Sr. Unsec’d. Notes, 144A	5.875	01/30/60		225	219,755
Sr. Unsec’d. Notes, 144A	6.000	07/19/28		320	359,303

					4,454,091

Ecuador 1.5%
Ecuador Government International Bond,
Sr. Unsec’d. Notes	5.000(cc)	07/31/30		270	224,298
Sr. Unsec’d. Notes, 144A	0.500(cc)	07/31/40		1,111	669,583
Sr. Unsec’d. Notes, 144A	1.000(cc)	07/31/35		1,105	730,414
Sr. Unsec’d. Notes, 144A	5.000(cc)	07/31/30		639	530,792
Sr. Unsec’d. Notes, 144A	7.187(s)	07/31/30		179	95,688

					2,250,775

Egypt 1.3%
Egypt Government International Bond,
Sr. Unsec’d. Notes	8.875	05/29/50		200	188,668
Sr. Unsec’d. Notes, 144A	8.700	03/01/49		210	195,974
Sr. Unsec’d. Notes, 144A, MTN	4.750	04/16/26	EUR	100	113,288
Sr. Unsec’d. Notes, 144A, MTN	6.375	04/11/31	EUR	420	457,456
Sr. Unsec’d. Notes, 144A, MTN	8.500	01/31/47		255	235,360
Sr. Unsec’d. Notes, EMTN	4.750	04/16/26	EUR	100	113,288
Sr. Unsec’d. Notes, EMTN	5.625	04/16/30	EUR	200	212,991
Sr. Unsec’d. Notes, EMTN	6.375	04/11/31	EUR	100	108,918
Sr. Unsec’d. Notes, MTN	7.500	01/31/27		200	207,416
Sr. Unsec’d. Notes, MTN	8.500	01/31/47		250	230,746

					2,064,105

El Salvador 0.8%
El Salvador Government International Bond,
Sr. Unsec’d. Notes	5.875	01/30/25		355	281,224

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    25

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

El Salvador (cont’d.)
El Salvador Government International Bond, (cont’d.)
Sr. Unsec’d. Notes	6.375%	01/18/27	235	$177,200
Sr. Unsec’d. Notes	7.625	02/01/41	150	110,042
Sr. Unsec’d. Notes	7.650	06/15/35	57	42,765
Sr. Unsec’d. Notes	7.750	01/24/23	295	259,916
Sr. Unsec’d. Notes	8.250	04/10/32	425	331,625

				1,202,772

Gabon 0.7%
Gabon Government International Bond,
Bonds	6.375	12/12/24	200	212,064
Sr. Unsec’d. Notes	6.625	02/06/31	200	199,481
Sr. Unsec’d. Notes	6.950	06/16/25	400	429,976
Sr. Unsec’d. Notes, 144A	6.625	02/06/31	215	214,442

				1,055,963

Ghana 1.0%
Ghana Government International Bond,
Bank Gtd. Notes	10.750	10/14/30	400	462,384
Sr. Unsec’d. Notes	7.750	04/07/29	200	178,442
Sr. Unsec’d. Notes	7.875	03/26/27	400	371,264
Sr. Unsec’d. Notes	8.125	01/18/26	400	385,933
Sr. Unsec’d. Notes, 144A	8.950	03/26/51	205	176,157

				1,574,180

Guatemala 0.7%
Guatemala Government Bond,
Sr. Unsec’d. Notes	4.875	02/13/28	400	434,026
Sr. Unsec’d. Notes	6.125	06/01/50	400	469,525
Sr. Unsec’d. Notes, 144A	4.650	10/07/41	200	203,920

				1,107,471

Honduras 0.5%
Honduras Government International Bond,
Sr. Unsec’d. Notes	6.250	01/19/27	550	575,553
Sr. Unsec’d. Notes	7.500	03/15/24	200	209,491

				785,044

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Hungary 1.2%
Hungary Government International Bond,
Sr. Unsec’d. Notes	1.750%	06/05/35	EUR	605	$726,754
Sr. Unsec’d. Notes	7.625	03/29/41		546	901,652
Sr. Unsec’d. Notes, 144A	3.125	09/21/51		255	249,328

					1,877,734

India 0.3%
Export-Import Bank of India,
Sr. Unsec’d. Notes, 144A, MTN	3.250	01/15/30		400	406,524

Indonesia 2.2%
Indonesia Government International Bond,
Sr. Unsec’d. Notes	1.100	03/12/33	EUR	300	332,926
Sr. Unsec’d. Notes	1.400	10/30/31	EUR	100	115,651
Sr. Unsec’d. Notes	1.450	09/18/26	EUR	100	119,068
Sr. Unsec’d. Notes	6.625	02/17/37		150	206,605
Sr. Unsec’d. Notes	7.750	01/17/38		360	542,258
Sr. Unsec’d. Notes	8.500	10/12/35		450	709,449
Sr. Unsec’d. Notes, 144A	6.625	02/17/37		110	151,510
Sr. Unsec’d. Notes, EMTN	3.750	06/14/28	EUR	100	134,674
Sr. Unsec’d. Notes, EMTN	4.625	04/15/43		200	230,148
Sr. Unsec’d. Notes, EMTN	4.750	07/18/47		230	275,966
Sr. Unsec’d. Notes, EMTN	5.125	01/15/45		200	245,585
Sr. Unsec’d. Notes, EMTN	5.250	01/17/42		200	247,733
Sr. Unsec’d. Notes, EMTN	6.750	01/15/44		100	145,797

					3,457,370

Iraq 0.8%
Iraq International Bond,
Sr. Unsec’d. Notes	5.800	01/15/28		406	395,731
Sr. Unsec’d. Notes	6.752	03/09/23		800	817,029

					1,212,760

Israel 0.4%
Israel Government International Bond,
Sr. Unsec’d. Notes	4.500	04/03/2120		500	625,252

Ivory Coast 1.2%
Ivory Coast Government International Bond,
Sr. Unsec’d. Notes	5.250	03/22/30	EUR	300	356,602

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    27

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Ivory Coast (cont’d.)
Ivory Coast Government International Bond, (cont’d.)
Sr. Unsec’d. Notes	5.875%	10/17/31	EUR	400	$479,740
Sr. Unsec’d. Notes	6.375	03/03/28		400	437,238
Sr. Unsec’d. Notes	6.625	03/22/48	EUR	140	161,586
Sr. Unsec’d. Notes	6.875	10/17/40	EUR	350	424,389

					1,859,555

Jamaica 0.7%
Jamaica Government International Bond,
Sr. Unsec’d. Notes	7.625	07/09/25		225	257,167
Sr. Unsec’d. Notes	7.875	07/28/45		200	283,081
Sr. Unsec’d. Notes	8.000	03/15/39		200	282,632
Sr. Unsec’d. Notes	9.250	10/17/25		200	239,398

					1,062,278

Jordan 0.4%
Jordan Government International Bond,
Sr. Unsec’d. Notes	5.850	07/07/30		200	206,025
Sr. Unsec’d. Notes	6.125	01/29/26		200	215,706
Sr. Unsec’d. Notes	7.375	10/10/47		200	207,160

					628,891

Kazakhstan 0.2%
Kazakhstan Government International Bond,
Sr. Unsec’d. Notes, EMTN	6.500	07/21/45		200	290,777

Kenya 0.4%
Republic of Kenya Government International Bond,
Sr. Unsec’d. Notes	7.000	05/22/27		400	423,963
Sr. Unsec’d. Notes	8.000	05/22/32		200	217,310

					641,273

Lebanon 0.3%
Lebanon Government International Bond,
Sr. Unsec’d. Notes	6.000	01/27/23(d)		191	29,508
Sr. Unsec’d. Notes	6.650	04/22/24(d)		172	26,684
Sr. Unsec’d. Notes	6.750	11/29/27(d)		170	25,663
Sr. Unsec’d. Notes	6.850	03/23/27(d)		30	4,539
Sr. Unsec’d. Notes	7.000	04/22/31(d)		115	17,250

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Lebanon (cont’d.)
Lebanon Government International Bond, (cont’d.)
Sr. Unsec’d. Notes, EMTN	6.100%	10/04/22(d)		75	$11,432
Sr. Unsec’d. Notes, EMTN	6.850	05/25/29(d)		335	50,436
Sr. Unsec’d. Notes, GMTN	6.250	05/27/22(d)		245	37,874
Sr. Unsec’d. Notes, GMTN	6.250	11/04/24(d)		320	48,871
Sr. Unsec’d. Notes, GMTN	6.375	03/09/20(d)		220	33,239
Sr. Unsec’d. Notes, GMTN	6.400	05/26/23(d)		250	37,603
Sr. Unsec’d. Notes, GMTN	6.650	02/26/30(d)		715	108,722
Sr. Unsec’d. Notes, GMTN	7.150	11/20/31(d)		415	62,340

					494,161

Malaysia 1.3%
1MDB Global Investments Ltd.,
Sr. Unsec’d. Notes	4.400	03/09/23		2,000	2,008,652

Mexico 1.2%
Mexico Government International Bond,
Sr. Unsec’d. Notes, GMTN	5.750	10/12/2110		358	414,662
Sr. Unsec’d. Notes, MTN	6.050	01/11/40		988	1,233,373
Sr. Unsec’d. Notes, Series A, MTN	6.750	09/27/34		203	269,964

					1,917,999

Mongolia 0.3%
Mongolia Government International Bond,
Sr. Unsec’d. Notes, EMTN	8.750	03/09/24		400	449,338

Morocco 0.7%
Morocco Government International Bond,
Sr. Unsec’d. Notes	1.500	11/27/31	EUR	100	106,028
Sr. Unsec’d. Notes	2.000	09/30/30	EUR	500	558,360
Sr. Unsec’d. Notes, 144A	3.000	12/15/32		400	379,455

					1,043,843

Mozambique 0.3%
Mozambique International Bond,
Unsec’d. Notes	5.000(cc)	09/15/31		400	341,515
Unsec’d. Notes, 144A	5.000(cc)	09/15/31		200	170,757

					512,272

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    29

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Namibia 0.1%
Namibia International Bonds,
Sr. Unsec’d. Notes	5.250%	10/29/25	200	$212,982

Nigeria 2.2%
Nigeria Government International Bond,
Sr. Unsec’d. Notes	7.143	02/23/30	200	201,465
Sr. Unsec’d. Notes	7.625	11/21/25	300	326,476
Sr. Unsec’d. Notes	7.696	02/23/38	200	193,028
Sr. Unsec’d. Notes	7.875	02/16/32	400	407,426
Sr. Unsec’d. Notes	8.747	01/21/31	1,100	1,183,524
Sr. Unsec’d. Notes	9.248	01/21/49	200	212,629
Sr. Unsec’d. Notes, 144A	7.696	02/23/38	200	193,028
Sr. Unsec’d. Notes, 144A, MTN	6.125	09/28/28	200	198,507
Sr. Unsec’d. Notes, 144A, MTN	7.375	09/28/33	200	197,949
Sr. Unsec’d. Notes, EMTN	6.500	11/28/27	200	203,554

				3,317,586

Oman 2.2%
Oman Government International Bond,
Sr. Unsec’d. Notes	4.750	06/15/26	630	647,979
Sr. Unsec’d. Notes	5.375	03/08/27	200	210,138
Sr. Unsec’d. Notes	5.625	01/17/28	200	210,565
Sr. Unsec’d. Notes	6.500	03/08/47	225	223,197
Sr. Unsec’d. Notes	6.750	10/28/27	600	671,749
Sr. Unsec’d. Notes	6.750	01/17/48	200	203,247
Sr. Unsec’d. Notes	7.375	10/28/32	460	531,535
Sr. Unsec’d. Notes, 144A	6.750	01/17/48	200	203,247
Sr. Unsec’d. Notes, 144A, MTN	4.875	02/01/25	200	208,652
Sr. Unsec’d. Notes, EMTN	6.000	08/01/29	200	214,573

				3,324,882

Pakistan 1.3%
Pakistan Government International Bond,
Sr. Unsec’d. Notes	6.875	12/05/27	600	614,400
Sr. Unsec’d. Notes	8.250	04/15/24	400	427,123
Sr. Unsec’d. Notes	8.250	09/30/25	770	837,046
Sr. Unsec’d. Notes, 144A, MTN	7.375	04/08/31	200	203,247

				2,081,816

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Panama 1.4%
Panama Government International Bond,
Sr. Unsec’d. Notes	3.870%	07/23/60		200	$199,377
Sr. Unsec’d. Notes	4.500	04/16/50		400	439,826
Sr. Unsec’d. Notes	4.500	04/01/56		200	219,446
Sr. Unsec’d. Notes	6.700	01/26/36		760	1,013,879
Sr. Unsec’d. Notes	9.375	04/01/29		165	239,313

					2,111,841

Papua New Guinea 0.1%
Papua New Guinea Government International Bond,
Sr. Unsec’d. Notes, 144A	8.375	10/04/28		200	202,558

Paraguay 0.6%
Paraguay Government International Bond,
Sr. Unsec’d. Notes	4.700	03/27/27		200	220,333
Sr. Unsec’d. Notes	4.950	04/28/31		200	224,245
Sr. Unsec’d. Notes	6.100	08/11/44		400	481,174

					925,752

Peru 1.9%
Peruvian Government International Bond,
Sr. Unsec’d. Notes	2.780	12/01/60		370	319,189
Sr. Unsec’d. Notes	2.783	01/23/31		500	498,486
Sr. Unsec’d. Notes	3.000	01/15/34		170	168,133
Sr. Unsec’d. Notes	3.230	07/28/2121		110	93,432
Sr. Unsec’d. Notes	5.625	11/18/50		232	317,284
Sr. Unsec’d. Notes	6.550	03/14/37		225	306,159
Sr. Unsec’d. Notes	8.750	11/21/33		780	1,208,424

					2,911,107

Philippines 1.9%
Philippine Government International Bond,
Sr. Unsec’d. Notes	0.700	02/03/29	EUR	300	343,145
Sr. Unsec’d. Notes	1.750	04/28/41	EUR	165	186,051
Sr. Unsec’d. Notes	2.650	12/10/45		200	190,903
Sr. Unsec’d. Notes	2.950	05/05/45		200	198,263
Sr. Unsec’d. Notes	3.700	03/01/41		400	434,449
Sr. Unsec’d. Notes	3.950	01/20/40		700	782,253

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    31

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Philippines (cont’d.)
Philippine Government International Bond, (cont’d.)
Sr. Unsec’d. Notes	6.375%	10/23/34		100	$138,121
Sr. Unsec’d. Notes	7.750	01/14/31		420	604,840

					2,878,025

Qatar 2.6%
Qatar Government International Bond,
Sr. Unsec’d. Notes	4.400	04/16/50		200	244,040
Sr. Unsec’d. Notes	4.817	03/14/49		200	257,861
Sr. Unsec’d. Notes	5.103	04/23/48		1,600	2,130,163
Sr. Unsec’d. Notes	6.400	01/20/40		100	146,144
Sr. Unsec’d. Notes, 144A	4.817	03/14/49		810	1,044,335
Sr. Unsec’d. Notes, 144A	5.103	04/23/48		200	266,270

					4,088,813

Romania 1.4%
Romanian Government International Bond,
Sr. Unsec’d. Notes	5.125	06/15/48		144	169,828
Sr. Unsec’d. Notes, 144A, MTN	4.625	04/03/49	EUR	51	68,402
Sr. Unsec’d. Notes, EMTN	3.875	10/29/35	EUR	350	440,262
Sr. Unsec’d. Notes, EMTN	4.125	03/11/39	EUR	310	392,400
Sr. Unsec’d. Notes, EMTN	4.625	04/03/49	EUR	370	496,248
Sr. Unsec’d. Notes, EMTN	6.125	01/22/44		284	370,721
Unsec’d. Notes, 144A	2.750	04/14/41	EUR	170	180,887

					2,118,748

Russia 2.5%
Russian Federal Bond - OFZ,
Bonds, Series 6235	5.900	03/12/31	RUB	38,350	465,199
Russian Foreign Bond - Eurobond,
Sr. Unsec’d. Notes	1.850	11/20/32	EUR	300	345,566
Sr. Unsec’d. Notes	2.650	05/27/36	EUR	300	353,128
Sr. Unsec’d. Notes	5.100	03/28/35		1,000	1,196,291
Sr. Unsec’d. Notes	5.625	04/04/42		1,000	1,301,188
Sr. Unsec’d. Notes	12.750	06/24/28		140	230,304

					3,891,676

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Saudi Arabia 2.6%
Saudi Government International Bond,
Sr. Unsec’d. Notes	5.250%	01/16/50		200	$259,831
Sr. Unsec’d. Notes, 144A	5.250	01/16/50		400	519,662
Sr. Unsec’d. Notes, EMTN	4.500	04/17/30		260	302,301
Sr. Unsec’d. Notes, EMTN	4.500	10/26/46		1,650	1,910,622
Sr. Unsec’d. Notes, EMTN	4.625	10/04/47		400	472,478
Sr. Unsec’d. Notes, EMTN	5.000	04/17/49		400	500,672

					3,965,566

Senegal 0.3%
Senegal Government International Bond,
Sr. Unsec’d. Notes	4.750	03/13/28	EUR	200	236,197
Sr. Unsec’d. Notes, 144A	5.375	06/08/37	EUR	150	166,505

					402,702

Serbia 0.9%
Serbia International Bond,
Sr. Unsec’d. Notes	1.500	06/26/29	EUR	700	793,333
Sr. Unsec’d. Notes, 144A	1.650	03/03/33	EUR	225	244,191
Sr. Unsec’d. Notes, 144A	2.125	12/01/30		230	214,420
Sr. Unsec’d. Notes, 144A	3.125	05/15/27	EUR	100	125,426

					1,377,370

South Africa 0.8%
Republic of South Africa Government International Bond,
Sr. Unsec’d. Notes	4.300	10/12/28		200	201,861
Sr. Unsec’d. Notes	4.850	09/30/29		400	410,364
Sr. Unsec’d. Notes	5.650	09/27/47		200	190,073
Sr. Unsec’d. Notes	5.750	09/30/49		200	191,500
Sr. Unsec’d. Notes	6.250	03/08/41		300	314,298

					1,308,096

Sri Lanka 0.7%
Sri Lanka Government International Bond,
Sr. Unsec’d. Notes	5.750	04/18/23		200	137,557
Sr. Unsec’d. Notes	6.200	05/11/27		200	125,542
Sr. Unsec’d. Notes	6.350	06/28/24		200	130,979
Sr. Unsec’d. Notes	6.850	11/03/25		350	225,324

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    33

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Sri Lanka (cont’d.)
Sri Lanka Government International Bond, (cont’d.)
Sr. Unsec’d. Notes	7.850%	03/14/29		250	$158,056
Sr. Unsec’d. Notes, 144A	6.750	04/18/28		200	125,647
Sr. Unsec’d. Notes, 144A	6.850	03/14/24		265	173,564

					1,076,669

Turkey 3.1%
Turkey Government International Bond,
Sr. Unsec’d. Notes	4.250	04/14/26		400	374,461
Sr. Unsec’d. Notes	4.875	10/09/26		300	284,914
Sr. Unsec’d. Notes	5.600	11/14/24		320	322,382
Sr. Unsec’d. Notes	5.750	03/22/24		200	203,775
Sr. Unsec’d. Notes	5.950	01/15/31		200	187,162
Sr. Unsec’d. Notes	6.000	03/25/27		580	573,507
Sr. Unsec’d. Notes	6.000	01/14/41		200	172,770
Sr. Unsec’d. Notes	6.125	10/24/28		620	607,674
Sr. Unsec’d. Notes	6.350	08/10/24		400	411,998
Sr. Unsec’d. Notes	6.375	10/14/25		200	203,293
Sr. Unsec’d. Notes	6.500	09/20/33		200	190,263
Sr. Unsec’d. Notes	6.875	03/17/36		104	100,730
Sr. Unsec’d. Notes	7.375	02/05/25		575	607,321
Sr. Unsec’d. Notes	7.625	04/26/29		280	294,739
Turkiye Ihracat Kredi Bankasi A/S,
Sr. Unsec’d. Notes	8.250	01/24/24		200	212,415

					4,747,404

Ukraine 3.2%
Ukraine Government International Bond,
Sr. Unsec’d. Notes	1.258(cc)	05/31/40		145	152,722
Sr. Unsec’d. Notes	4.375	01/27/30	EUR	410	441,368
Sr. Unsec’d. Notes	6.750	06/20/26	EUR	580	721,571
Sr. Unsec’d. Notes	7.375	09/25/32		200	205,603
Sr. Unsec’d. Notes	7.750	09/01/24		510	549,915
Sr. Unsec’d. Notes	7.750	09/01/25		250	269,957
Sr. Unsec’d. Notes	7.750	09/01/26		500	538,829
Sr. Unsec’d. Notes	7.750	09/01/27		520	559,873
Sr. Unsec’d. Notes	8.994	02/01/24		200	218,795
Sr. Unsec’d. Notes	9.750	11/01/28		965	1,120,263
Sr. Unsec’d. Notes, 144A	4.375	01/27/30	EUR	100	107,651

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Ukraine (cont’d.)
Ukreximbank Via Biz Finance PLC,
Sr. Unsec’d. Notes	9.750%	01/22/25	88	$93,902

				4,980,449

United Arab Emirates 1.1%
Abu Dhabi Government International Bond,
Sr. Unsec’d. Notes	3.125	09/30/49	200	202,364
Sr. Unsec’d. Notes, 144A	3.125	09/30/49	200	202,364
Sr. Unsec’d. Notes, 144A, MTN	3.875	04/16/50	200	230,815
Emirate of Dubai Government International Bonds,
Sr. Unsec’d. Notes, EMTN	5.250	01/30/43	600	688,457
Finance Department Government of Sharjah,
Sr. Unsec’d. Notes, 144A, MTN	4.000	07/28/50	200	181,481
Sr. Unsec’d. Notes, MTN	4.000	07/28/50	200	181,481

				1,686,962

Uruguay 1.4%
Uruguay Government International Bond,
Sr. Unsec’d. Notes	4.125	11/20/45	120	141,395
Sr. Unsec’d. Notes	4.975	04/20/55	420	539,213
Sr. Unsec’d. Notes	5.100	06/18/50	420	547,813
Sr. Unsec’d. Notes	7.625	03/21/36	590	886,938

				2,115,359

Venezuela 0.0%
Venezuela Government International Bond,
Sr. Unsec’d. Notes	12.750	08/23/22(d)	180	18,988

Zambia 0.6%
Zambia Government International Bond,
Sr. Unsec’d. Notes	8.500	04/14/24(d)	600	476,706

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    35

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Zambia (cont’d.)
Zambia Government International Bond, (cont’d.)
Sr. Unsec’d. Notes	8.970%	07/30/27(d)	400	$314,031
Unsec’d. Notes	5.375	09/20/22(d)	200	150,583

				941,320

TOTAL SOVEREIGN BONDS (cost $103,016,795)				101,329,198

TOTAL LONG-TERM INVESTMENTS (cost $141,465,424)				140,054,978

			Shares

SHORT-TERM INVESTMENTS 8.2%

AFFILIATED MUTUAL FUND 8.1%
PGIM Core Ultra Short Bond Fund (cost $12,463,160)(wa)			12,463,160	12,463,160

OPTIONS PURCHASED*~ 0.1% (cost $140,092)				151,408

TOTAL SHORT-TERM INVESTMENTS (cost $12,603,252)				12,614,568

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 98.9% (cost $154,068,676)				152,669,546

OPTIONS WRITTEN*~ (0.1)% (premiums received $93,937)				(94,391)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 98.8% (cost $153,974,739)				152,575,155
Other assets in excess of liabilities(z) 1.2%				1,848,181

NET ASSETS 100.0%				$154,423,336

Below is a list of the abbreviation(s) used in the annual report:

AUD—Australian Dollar

BRL—Brazilian Real

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

See Notes to Financial Statements.

36

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

USD—US Dollar

ZAR—South African Rand

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

CDX—Credit Derivative Index

EMTN—Euro Medium Term Note

GMTN—Global Medium Term Note

LIBOR—London Interbank Offered Rate

M—Monthly payment frequency for swaps

MTN—Medium Term Note

OFZ—Obligatsyi Federal’novo Zaima (Federal Loan Obligations)

OTC—Over-the-counter

PIK—Payment-in-Kind

PJSC—Public Joint-Stock Company

Q—Quarterly payment frequency for swaps

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    37

Schedule of Investments  (continued)

as of October 31, 2021

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs IDR	Call	Morgan Stanley & Co. International PLC	04/28/22	16,500.00	—	658	$1,667
Currency Option USD vs IDR	Call	JPMorgan Chase Bank, N.A.	04/28/22	24,500.00	—	658	55
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	12/10/21	21.00	—	1,058	8,804
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	01/04/22	21.00	—	1,791	17,812
Currency Option USD vs RUB	Call	JPMorgan Chase Bank, N.A.	11/19/21	75.00	—	540	600
Currency Option USD vs RUB	Call	JPMorgan Chase Bank, N.A.	01/11/22	81.00	—	2,658	4,078
Currency Option USD vs TRY	Call	Goldman Sachs International	12/22/21	9.00	—	540	48,267
Currency Option USD vs TRY	Call	Goldman Sachs International	01/11/22	9.75	—	354	15,563
Currency Option USD vs ZAR	Call	Goldman Sachs International	11/04/21	15.50	—	505	1,690
Currency Option USD vs ZAR	Call	Goldman Sachs International	01/18/22	15.50	—	1,010	27,398
Currency Option USD vs ZAR	Call	Morgan Stanley & Co. International PLC	01/18/22	16.00	—	1,010	16,573
Currency Option USD vs IDR	Put	JPMorgan Chase Bank, N.A.	04/28/22	14,300.00	—	658	8,784
Currency Option USD vs MXN	Put	Morgan Stanley & Co. International PLC	11/09/21	17.80	—	1,398	—
Currency Option USD vs RUB	Put	JPMorgan Chase Bank, N.A.	11/19/21	67.00	—	720	63
Currency Option USD vs TRY	Put	Goldman Sachs International	11/04/21	7.80	—	167	—
Currency Option USD vs TRY	Put	JPMorgan Chase Bank, N.A.	11/04/21	8.00	—	708	—
Currency Option USD vs TRY	Put	JPMorgan Chase Bank, N.A.	11/19/21	8.00	—	354	11
Currency Option USD vs TRY	Put	Goldman Sachs International	01/11/22	7.60	—	354	43
Currency Option USD vs ZAR	Put	JPMorgan Chase Bank, N.A.	11/12/21	12.50	—	1,010	—

Total Options Purchased (cost $140,092)							$151,408

See Notes to Financial Statements.

38

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs IDR	Call	JPMorgan Chase Bank, N.A.	04/28/22	16,500.00	—	658	$(1,667)
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	12/10/21	22.00	—	1,058	(2,019)
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	01/04/22	22.00	—	1,791	(5,274)
Currency Option USD vs TRY	Call	Goldman Sachs International	12/22/21	10.00	—	540	(12,818)
Currency Option USD vs TRY	Call	Goldman Sachs International	01/11/22	10.25	—	354	(8,875)
Currency Option USD vs ZAR	Call	JPMorgan Chase Bank, N.A.	11/04/21	15.50	—	505	(1,690)
Currency Option USD vs ZAR	Call	Goldman Sachs International	01/18/22	16.00	—	1,010	(16,574)
Currency Option USD vs ZAR	Call	Goldman Sachs International	01/18/22	16.50	—	1,010	(10,026)
Currency Option USD vs IDR	Put	Morgan Stanley & Co. International PLC	04/28/22	14,300.00	—	658	(8,784)
Currency Option USD vs RUB	Put	JPMorgan Chase Bank, N.A.	11/19/21	72.00	—	720	(12,201)
Currency Option USD vs TRY	Put	Goldman Sachs International	11/04/21	8.80	—	167	(1)
Currency Option USD vs TRY	Put	JPMorgan Chase Bank, N.A.	11/04/21	8.90	—	354	(5)
Currency Option USD vs TRY	Put	JPMorgan Chase Bank, N.A.	11/19/21	10.00	—	354	(13,739)
Currency Option USD vs TRY	Put	Goldman Sachs International	01/11/22	8.80	—	354	(718)

Total Options Written (premiums received $93,937)							$(94,391)

Futures contracts outstanding at October 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
33	2 Year U.S. Treasury Notes	Dec. 2021	$7,235,250	$(27,305)
52	5 Year U.S. Treasury Notes	Dec. 2021	6,331,000	(74,737)
61	10 Year U.S. Treasury Notes	Dec. 2021	7,972,891	(112,115)
27	30 Year U.S. Ultra Treasury Bonds	Dec. 2021	5,302,969	9,737

				(204,420)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    39

Schedule of Investments  (continued)

as of October 31, 2021

Futures contracts outstanding at October 31, 2021 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Short Positions:
19	5 Year Euro-Bobl	Dec. 2021	$2,937,904	$44,489
51	10 Year Euro-Bund	Dec. 2021	9,911,683	266,980
39	20 Year U.S. Treasury Bonds	Dec. 2021	6,272,906	20,741
5	Euro Schatz Index	Dec. 2021	647,129	1,915

				334,125

				$129,705

Forward foreign currency exchange contracts outstanding at October 31, 2021:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/19/22	HSBC Bank PLC	AUD	244	$179,707	$183,783	$4,076	$—
Brazilian Real,
Expiring 11/03/21	Credit Suisse International	BRL	2,436	457,533	431,211	—	(26,322)
Expiring 11/03/21	Deutsche Bank AG	BRL	662	119,000	117,187	—	(1,813)
Expiring 11/03/21	JPMorgan Chase Bank, N.A.	BRL	652	120,000	115,422	—	(4,578)
Expiring 11/03/21	JPMorgan Chase Bank, N.A.	BRL	425	80,000	75,237	—	(4,763)
Expiring 12/02/21	Credit Suisse International	BRL	4,175	733,714	734,863	1,149	—
Chilean Peso,
Expiring 12/15/21	Barclays Bank PLC	CLP	159,779	196,000	195,370	—	(630)
Expiring 12/15/21	BNP Paribas S.A.	CLP	126,600	153,000	154,800	1,800	—
Expiring 12/15/21	BNP Paribas S.A.	CLP	95,589	117,000	116,881	—	(119)
Expiring 12/15/21	BNP Paribas S.A.	CLP	66,820	80,000	81,704	1,704	—
Expiring 12/15/21	BNP Paribas S.A.	CLP	62,266	77,000	76,136	—	(864)
Expiring 12/15/21	Citibank, N.A.	CLP	114,635	144,000	140,170	—	(3,830)
Expiring 12/15/21	Citibank, N.A.	CLP	85,763	107,000	104,867	—	(2,133)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	CLP	64,132	81,000	78,417	—	(2,583)
Expiring 12/15/21	UBS AG	CLP	148,107	185,000	181,098	—	(3,902)
Chinese Renminbi,
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	12,640	1,936,634	1,969,786	33,152	—
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	1,767	274,001	275,393	1,392	—
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	1,746	271,000	272,127	1,127	—

See Notes to Financial Statements.

40

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chinese Renminbi (cont’d.),
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	1,265	$196,000	$197,161	$1,161	$—
Expiring 11/18/21	Morgan Stanley & Co. International PLC	CNH	920	142,000	143,378	1,378	—
Expiring 11/18/21	Standard Chartered Bank	CNH	2,446	382,000	381,206	—	(794)
Colombian Peso,
Expiring 12/15/21	BNP Paribas S.A.	COP	741,809	195,000	196,357	1,357	—
Expiring 12/15/21	Goldman Sachs International	COP	440,188	116,000	116,518	518	—
Czech Koruna,
Expiring 01/19/22	BNP Paribas S.A.	CZK	3,262	147,000	146,474	—	(526)
Euro,
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	EUR	249	289,849	288,663	—	(1,186)
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	EUR	204	236,807	236,089	—	(718)
Hungarian Forint,
Expiring 01/19/22	Goldman Sachs International	HUF	47,232	152,000	151,218	—	(782)
Expiring 01/19/22	HSBC Bank PLC	HUF	51,599	166,000	165,200	—	(800)
Expiring 01/19/22	HSBC Bank PLC	HUF	49,943	160,000	159,900	—	(100)
Indian Rupee,
Expiring 12/15/21	Citibank, N.A.	INR	34,591	468,510	458,807	—	(9,703)
Expiring 12/15/21	Citibank, N.A.	INR	17,626	239,000	233,790	—	(5,210)
Expiring 12/15/21	HSBC Bank PLC	INR	16,966	230,000	225,029	—	(4,971)
Expiring 12/15/21	HSBC Bank PLC	INR	16,083	218,000	213,326	—	(4,674)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	INR	13,449	181,000	178,386	—	(2,614)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	INR	13,309	179,000	176,523	—	(2,477)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	INR	23,304	311,000	309,103	—	(1,897)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	INR	14,574	193,000	193,309	309	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	INR	14,558	194,000	193,097	—	(903)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	INR	14,547	193,000	192,948	—	(52)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	INR	10,848	146,000	143,883	—	(2,117)
Expiring 12/15/21	Standard Chartered Bank	INR	23,383	310,000	310,144	144	—
Expiring 12/15/21	UBS AG	INR	14,445	194,000	191,596	—	(2,404)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    41

Schedule of Investments  (continued)

as of October 31, 2021

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indonesian Rupiah,
Expiring 12/15/21	Barclays Bank PLC	IDR	3,227,728	$224,000	$225,785	$ 1,785	$ —
Expiring 12/15/21	Citibank, N.A.	IDR	4,130,933	283,018	288,965	5,947	—
Expiring 12/15/21	Goldman Sachs International	IDR	1,695,660	118,000	118,614	614	—
Expiring 12/15/21	HSBC Bank PLC	IDR	2,364,142	164,000	165,376	1,376	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	IDR	2,311,477	161,000	161,692	692	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	IDR	1,610,112	112,000	112,630	630	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	IDR	2,760,288	192,000	193,087	1,087	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	IDR	2,256,875	157,000	157,872	872	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	IDR	2,243,745	153,000	156,954	3,954	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	IDR	1,749,602	122,000	122,387	387	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	IDR	796,830	55,990	55,739	—	(251)
Israeli Shekel,
Expiring 12/15/21	Barclays Bank PLC	ILS	631	197,000	199,413	2,413	—
Japanese Yen,
Expiring 01/19/22	Barclays Bank PLC	JPY	38,993	343,142	342,475	—	(667)
Mexican Peso,
Expiring 12/15/21	BNP Paribas S.A.	MXN	2,513	125,000	121,171	—	(3,829)
Expiring 12/15/21	Citibank, N.A.	MXN	4,104	202,000	197,880	—	(4,120)
Expiring 12/15/21	Citibank, N.A.	MXN	3,352	159,000	161,624	2,624	—
Expiring 12/15/21	Goldman Sachs International	MXN	15,014	742,002	723,985	—	(18,017)
Expiring 12/15/21	Goldman Sachs International	MXN	4,733	233,000	228,246	—	(4,754)
Expiring 12/15/21	Goldman Sachs International	MXN	3,688	181,000	177,818	—	(3,182)
Expiring 12/15/21	Goldman Sachs International	MXN	3,477	167,000	167,654	654	—
Expiring 12/15/21	Goldman Sachs International	MXN	2,326	113,000	112,177	—	(823)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	MXN	3,678	177,000	177,364	364	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	MXN	2,238	111,000	107,933	—	(3,067)

See Notes to Financial Statements.

42

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 12/15/21	Morgan Stanley & Co. International PLC	MXN	15,014	$741,606	$723,985	$ —	$ (17,621)
Expiring 12/15/21	UBS AG	MXN	1,643	80,251	79,220	—	(1,031)
New Taiwanese Dollar,
Expiring 12/15/21	Standard Chartered Bank	TWD	9,164	331,541	330,064	—	(1,477)
Expiring 12/15/21	UBS AG	TWD	6,078	221,000	218,925	—	(2,075)
Peruvian Nuevo Sol,
Expiring 12/15/21	Goldman Sachs International	PEN	647	157,000	161,744	4,744	—
Philippine Peso,
Expiring 12/15/21	HSBC Bank PLC	PHP	11,744	230,000	231,853	1,853	—
Expiring 12/15/21	HSBC Bank PLC	PHP	11,528	226,000	227,597	1,597	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	PHP	29,257	580,216	577,616	—	(2,600)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	PHP	15,923	311,001	314,365	3,364	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	PHP	11,872	233,000	234,375	1,375	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	PHP	10,033	195,000	198,072	3,072	—
Expiring 12/15/21	Standard Chartered Bank	PHP	15,839	310,000	312,693	2,693	—
Polish Zloty,
Expiring 01/19/22	Citibank, N.A.	PLN	746	189,000	186,683	—	(2,317)
Expiring 01/19/22	Morgan Stanley & Co. International PLC	PLN	608	154,000	152,032	—	(1,968)
Russian Ruble,
Expiring 12/15/21	Barclays Bank PLC	RUB	48,245	647,808	673,101	25,293	—
Expiring 12/15/21	Barclays Bank PLC	RUB	5,651	76,000	78,840	2,840	—
Expiring 12/15/21	Credit Suisse International	RUB	6,512	88,000	90,856	2,856	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	RUB	48,245	650,806	673,102	22,296	—
Singapore Dollar,
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	SGD	324	241,000	239,919	—	(1,081)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	SGD	172	127,000	127,682	682	—
South African Rand,
Expiring 12/15/21	Barclays Bank PLC	ZAR	2,169	145,000	141,196	—	(3,804)
Expiring 12/15/21	Barclays Bank PLC	ZAR	1,717	116,000	111,724	—	(4,276)
Expiring 12/15/21	Goldman Sachs International	ZAR	1,694	116,000	110,244	—	(5,756)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    43

Schedule of Investments  (continued)

as of October 31, 2021

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand (cont’d.),
Expiring 12/15/21	Goldman Sachs International	ZAR	1,182	$80,000	$76,917	$—	$(3,083)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ZAR	2,719	179,000	176,939	—	(2,061)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ZAR	2,683	181,000	174,596	—	(6,404)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ZAR	2,160	144,000	140,584	—	(3,416)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ZAR	1,630	107,000	106,060	—	(940)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ZAR	1,207	80,000	78,569	—	(1,431)
South Korean Won,
Expiring 12/15/21	Goldman Sachs International	KRW	137,411	117,000	116,854	—	(146)
Expiring 12/15/21	HSBC Bank PLC	KRW	230,348	195,000	195,887	887	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	KRW	1,483,198	1,266,456	1,261,309	—	(5,147)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	KRW	77,291	66,090	65,728	—	(362)
Expiring 12/15/21	Standard Chartered Bank	KRW	231,636	198,000	196,983	—	(1,017)
Thai Baht,
Expiring 12/15/21	HSBC Bank PLC	THB	6,784	206,000	204,393	—	(1,607)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	THB	4,478	136,000	134,898	—	(1,102)
Expiring 12/15/21	Standard Chartered Bank	THB	6,679	198,000	201,222	3,222	—
Expiring 12/15/21	Standard Chartered Bank	THB	5,132	157,000	154,625	—	(2,375)
Expiring 12/15/21	UBS AG	THB	5,954	179,000	179,386	386	—

				$24,699,682	$24,644,236	149,826	(205,272)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/19/22	Morgan Stanley & Co. International PLC	AUD	738	$543,908	$555,335	$—	$(11,427)
Brazilian Real,
Expiring 11/03/21	Credit Suisse International	BRL	4,175	737,694	739,059	—	(1,365)

See Notes to Financial Statements.

44

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
British Pound,
Expiring 01/19/22	Barclays Bank PLC	GBP	113	$153,556	$154,611	$—	$(1,055)
Chilean Peso,
Expiring 12/15/21	BNP Paribas S.A.	CLP	520,830	665,691	636,844	28,847	—
Expiring 12/15/21	Citibank, N.A.	CLP	63,987	81,000	78,240	2,760	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	CLP	131,368	161,000	160,630	370	—
Expiring 12/15/21	UBS AG	CLP	155,251	192,000	189,833	2,167	—
Chinese Renminbi,
Expiring 11/18/21	Citibank, N.A.	CNH	1,753	269,000	273,215	—	(4,215)
Expiring 11/18/21	Citibank, N.A.	CNH	1,577	243,000	245,774	—	(2,774)
Expiring 11/18/21	Citibank, N.A.	CNH	1,241	191,000	193,347	—	(2,347)
Expiring 11/18/21	Citibank, N.A.	CNH	1,182	185,000	184,211	789	—
Expiring 11/18/21	HSBC Bank PLC	CNH	1,263	195,000	196,797	—	(1,797)
Expiring 11/18/21	HSBC Bank PLC	CNH	1,248	195,000	194,477	523	—
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	2,246	344,000	349,963	—	(5,963)
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	1,505	232,000	234,493	—	(2,493)
Expiring 11/18/21	Morgan Stanley & Co. International PLC	CNH	1,524	233,000	237,533	—	(4,533)
Colombian Peso,
Expiring 12/15/21	BNP Paribas S.A.	COP	644,328	171,000	170,554	446	—
Expiring 12/15/21	BNP Paribas S.A.	COP	447,424	116,000	118,433	—	(2,433)
Expiring 12/15/21	Citibank, N.A.	COP	751,311	195,000	198,873	—	(3,873)
Expiring 12/15/21	Goldman Sachs International	COP	556,616	147,000	147,337	—	(337)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	COP	2,215,340	586,356	586,402	—	(46)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	COP	634,040	164,000	167,831	—	(3,831)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	COP	454,910	118,000	120,415	—	(2,415)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	COP	266,680	70,704	70,590	114	—
Expiring 12/15/21	UBS AG	COP	744,826	193,000	197,156	—	(4,156)
Expiring 12/15/21	UBS AG	COP	588,828	156,000	155,863	137	—
Expiring 12/15/21	UBS AG	COP	299,286	78,000	79,221	—	(1,221)
Expiring 12/15/21	UBS AG	COP	295,680	77,000	78,267	—	(1,267)
Czech Koruna,
Expiring 01/19/22	Barclays Bank PLC	CZK	7,628	346,008	342,486	3,522	—
Euro,
Expiring 01/19/22	Barclays Bank PLC	EUR	351	405,980	406,040	—	(60)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    45

Schedule of Investments  (continued)

as of October 31, 2021

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 01/19/22	Goldman Sachs International	EUR	2,805	$3,247,343	$3,249,145	$—	$(1,802)
Expiring 01/19/22	HSBC Bank PLC	EUR	3,160	3,659,388	3,660,884	—	(1,496)
Expiring 01/19/22	UBS AG	EUR	3,126	3,622,484	3,621,560	924	—
Expiring 01/19/22	UBS AG	EUR	1,878	2,175,703	2,175,276	427	—
Hungarian Forint,
Expiring 01/19/22	Goldman Sachs International	HUF	276,189	883,043	884,256	—	(1,213)
Expiring 01/19/22	HSBC Bank PLC	HUF	276,189	883,353	884,256	—	(903)
Indian Rupee,
Expiring 12/15/21	Citibank, N.A.	INR	17,551	235,000	232,792	2,208	—
Expiring 12/15/21	Credit Suisse International	INR	14,334	190,000	190,117	—	(117)
Expiring 12/15/21	Credit Suisse International	INR	11,655	154,000	154,596	—	(596)
Expiring 12/15/21	HSBC Bank PLC	INR	23,336	308,000	309,520	—	(1,520)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	INR	17,711	233,000	234,912	—	(1,912)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	INR	14,102	188,000	187,041	959	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	INR	13,317	178,000	176,630	1,370	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	INR	20,270	267,000	268,854	—	(1,854)
Expiring 12/15/21	Standard Chartered Bank	INR	14,751	194,000	195,658	—	(1,658)
Expiring 12/15/21	UBS AG	INR	14,569	194,000	193,245	755	—
Indonesian Rupiah,
Expiring 12/15/21	HSBC Bank PLC	IDR	1,619,940	114,000	113,317	683	—
Expiring 12/15/21	Standard Chartered Bank	IDR	2,586,780	180,000	180,949	—	(949)
Israeli Shekel,
Expiring 12/15/21	Bank of America, N.A.	ILS	621	193,000	196,261	—	(3,261)
Expiring 12/15/21	Barclays Bank PLC	ILS	1,254	389,000	396,390	—	(7,390)
Expiring 12/15/21	Barclays Bank PLC	ILS	607	189,000	191,896	—	(2,896)
Expiring 12/15/21	BNP Paribas S.A.	ILS	387	120,238	122,277	—	(2,039)
Expiring 12/15/21	Citibank, N.A.	ILS	855	266,000	270,355	—	(4,355)
Expiring 12/15/21	Citibank, N.A.	ILS	751	233,000	237,443	—	(4,443)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ILS	878	271,000	277,441	—	(6,441)
Mexican Peso,
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	MXN	3,666	181,000	176,779	4,221	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	MXN	3,650	179,000	175,986	3,014	—

See Notes to Financial Statements.

46

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	MXN	3,649	$181,000	$175,950	$5,050	$—
New Taiwanese Dollar,
Expiring 12/15/21	Credit Suisse International	TWD	5,345	193,000	192,508	492	—
Expiring 12/15/21	Goldman Sachs International	TWD	5,393	194,000	194,245	—	(245)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	TWD	10,531	379,000	379,277	—	(277)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	TWD	9,376	338,000	337,699	301	—
Peruvian Nuevo Sol,
Expiring 12/15/21	Citibank, N.A.	PEN	166	40,299	41,434	—	(1,135)
Expiring 12/15/21	Standard Chartered Bank	PEN	451	114,000	112,842	1,158	—
Philippine Peso,
Expiring 12/15/21	Citibank, N.A.	PHP	13,408	263,000	264,713	—	(1,713)
Expiring 12/15/21	Citibank, N.A.	PHP	12,019	239,000	237,292	1,708	—
Expiring 12/15/21	Goldman Sachs International	PHP	9,952	197,000	196,487	513	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	PHP	11,845	234,000	233,852	148	—
Polish Zloty,
Expiring 01/19/22	Barclays Bank PLC	PLN	796	199,914	199,066	848	—
Russian Ruble,
Expiring 12/15/21	Bank of America, N.A.	RUB	8,176	111,000	114,067	—	(3,067)
Expiring 12/15/21	Bank of America, N.A.	RUB	5,750	79,000	80,229	—	(1,229)
Expiring 12/15/21	Citibank, N.A.	RUB	13,803	187,000	192,571	—	(5,571)
Expiring 12/15/21	Citibank, N.A.	RUB	9,006	122,000	125,653	—	(3,653)
Expiring 12/15/21	Credit Suisse International	RUB	14,831	201,000	206,916	—	(5,916)
Expiring 12/15/21	Credit Suisse International	RUB	11,203	154,000	156,296	—	(2,296)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	RUB	11,610	157,000	161,981	—	(4,981)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	RUB	10,805	152,000	150,742	1,258	—
Expiring 12/15/21	Standard Chartered Bank	RUB	11,314	154,000	157,844	—	(3,844)
Expiring 12/15/21	Standard Chartered Bank	RUB	5,977	81,000	83,395	—	(2,395)
Singapore Dollar,
Expiring 12/15/21	BNP Paribas S.A.	SGD	256	189,000	189,782	—	(782)
Expiring 12/15/21	Citibank, N.A.	SGD	332	246,000	246,433	—	(433)
Expiring 12/15/21	Goldman Sachs International	SGD	3,107	2,311,245	2,303,418	7,827	—
Expiring 12/15/21	Goldman Sachs International	SGD	271	202,000	201,264	736	—

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    47

Schedule of Investments (continued)

as of October 31, 2021

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):
Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Singapore Dollar (cont’d.),
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	SGD	318	$236,000	$235,875	$125	$—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	SGD	241	177,000	178,611	—	(1,611)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	SGD	238	176,000	176,818	—	(818)
Expiring 12/15/21	Standard Chartered Bank	SGD	204	152,040	151,571	469	—
Expiring 12/15/21	UBS AG	SGD	496	369,000	368,096	904	—
Expiring 12/15/21	UBS AG	SGD	441	325,000	326,887	—	(1,887)
South African Rand,
Expiring 12/15/21	Barclays Bank PLC	ZAR	12,730	871,801	828,503	43,298	—
Expiring 12/15/21	Citibank, N.A.	ZAR	7,738	535,236	503,618	31,618	—
Expiring 12/15/21	Credit Suisse International	ZAR	1,176	77,558	76,557	1,001	—
Expiring 12/15/21	HSBC Bank PLC	ZAR	13,937	966,078	907,076	59,002	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ZAR	2,705	178,000	176,049	1,951	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ZAR	2,705	177,000	176,066	934	—
Thai Baht,
Expiring 12/15/21	Citibank, N.A.	THB	4,994	152,000	150,448	1,552	—
Expiring 12/15/21	Credit Suisse International	THB	1,326	39,676	39,962	—	(286)
Expiring 12/15/21	Goldman Sachs International	THB	3,134	94,215	94,411	—	(196)
Expiring 12/15/21	HSBC Bank PLC	THB	41,739	1,284,704	1,257,459	27,245	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	THB	6,524	195,000	196,548	—	(1,548)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	THB	5,233	159,000	157,645	1,355	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	THB	5,142	154,000	154,924	—	(924)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	THB	5,107	150,000	153,862	—	(3,862)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	THB	4,758	142,324	143,336	—	(1,012)
Expiring 12/15/21	Standard Chartered Bank	THB	11,739	359,000	353,658	5,342	—
Expiring 12/15/21	Standard Chartered Bank	THB	9,247	276,000	278,595	—	(2,595)
Expiring 12/15/21	Standard Chartered Bank	THB	9,031	279,000	272,078	6,922	—
Expiring 12/15/21	Standard Chartered Bank	THB	7,274	225,000	219,130	5,870	—

				$41,042,539	$40,935,405	261,863	(154,729)

						$411,689	$(360,001)

See Notes to Financial Statements.

48

Credit default swap agreements outstanding at October 31, 2021:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on corporate and/or sovereign issues - Buy Protection(1):
Federative Republic of Brazil	12/20/26	1.000%(Q)	750	$51,206	$51,272	$(66)	Barclays Bank PLC

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.EM.36.V1	12/20/26	1.000%(Q)	3,010	$106,297	$121,080	$14,783

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    49

Schedule of Investments  (continued)

as of October 31, 2021

      under the terms of the agreement.

Interest rate swap agreements outstanding at October 31, 2021:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
CNH 2,200	05/11/25	1.900%(Q)	7 Day China Fixing Repo Rates(2)(Q)	$(2)	$(7,727)	$(7,725)
CNH 2,200	05/29/25	2.020%(Q)	7 Day China Fixing Repo Rates(2)(Q)	4	(6,383)	(6,387)
CNH 7,600	07/24/25	2.525%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(3,773)	(1,750)	2,023
CNH 7,300	07/15/26	2.570%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(10)	(2,722)	(2,712)
MXN 14,920	04/28/27	5.930%(M)	28 Day Mexican Interbank Rate(2)(M)	18,469	(54,064)	(72,533)

				$14,688	$(72,646)	$(87,334)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$51,272	$—	$—	$(66)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

J.P. Morgan Securities LLC	$700,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

50

The following is a summary of the inputs used as of October 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Corporate Bonds
Azerbaijan	$—	$1,006,853	$—
Bahrain	—	668,378	—
Brazil	—	2,275,579	—
Chile	—	1,759,815	—
China	—	2,545,563	—
Colombia	—	334,348	—
Costa Rica	—	201,464	—
Ghana	—	210,249	—
Guatemala	—	204,550	—
India	—	2,254,317	—
Indonesia	—	3,588,837	—
Israel	—	524,767	—
Jamaica	—	192,798	—
Kazakhstan	—	2,024,157	—
Kuwait	—	486,418	—
Malaysia	—	1,713,642	—
Mexico	—	7,226,738	—
Mongolia	—	212,880	—
Netherlands	—	199,868	—
Panama	—	208,408	—
Peru	—	408,244	—
Philippine	—	183,817	—
Qatar	—	611,104	—
Russia	—	1,930,429	—
Saudi Arabia	—	433,342	—
South Africa	—	2,968,713	—
Thailand	—	186,147	—
Trinidad & Tobago	—	184,862	—
Turkey	—	390,917	—
Ukraine	—	561,144	—
United Arab Emirates	—	2,497,543	—
United States	—	208,805	—
Venezuela	—	72,410	—
Vietnam	—	248,674	—
Sovereign Bonds
Angola	—	3,044,717	—
Argentina	—	2,027,229	—
Bahrain	—	2,099,199	—
Belarus	—	970,515	—
Bermuda	—	268,084	—
Brazil	—	3,391,860	—
Bulgaria	—	194,852	—
Cameroon	—	442,557	—
Colombia	—	3,589,944	—

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    51

Schedule of Investments  (continued)

as of October 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Sovereign Bonds (continued)
Congo (Republic)	$—	$195,250	$—
Costa Rica	—	1,225,114	—
Croatia	—	210,126	—
Dominican Republic	—	4,454,091	—
Ecuador	—	2,250,775	—
Egypt	—	2,064,105	—
El Salvador	—	1,202,772	—
Gabon	—	1,055,963	—
Ghana	—	1,574,180	—
Guatemala	—	1,107,471	—
Honduras	—	785,044	—
Hungary	—	1,877,734	—
India	—	406,524	—
Indonesia	—	3,457,370	—
Iraq	—	1,212,760	—
Israel	—	625,252	—
Ivory Coast	—	1,859,555	—
Jamaica	—	1,062,278	—
Jordan	—	628,891	—
Kazakhstan	—	290,777	—
Kenya	—	641,273	—
Lebanon	—	494,161	—
Malaysia	—	2,008,652	—
Mexico	—	1,917,999	—
Mongolia	—	449,338	—
Morocco	—	1,043,843	—
Mozambique	—	512,272	—
Namibia	—	212,982	—
Nigeria	—	3,317,586	—
Oman	—	3,324,882	—
Pakistan	—	2,081,816	—
Panama	—	2,111,841	—
Papua New Guinea	—	202,558	—
Paraguay	—	925,752	—
Peru	—	2,911,107	—
Philippines.	—	2,878,025	—
Qatar	—	4,088,813	—
Romania	—	2,118,748	—
Russia	—	3,891,676	—
Saudi Arabia	—	3,965,566	—
Senegal	—	402,702	—
Serbia	—	1,377,370	—
South Africa	—	1,308,096	—
Sri Lanka	—	1,076,669	—
Turkey	—	4,747,404	—

See Notes to Financial Statements.

52

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Sovereign Bonds (continued)
Ukraine	$—	$4,980,449	$—
United Arab Emirates	—	1,686,962	—
Uruguay	—	2,115,359	—
Venezuela	—	18,988	—
Zambia	—	941,320	—
Short-Term Investments
Affiliated Mutual Fund	12,463,160	—	—
Options Purchased	—	151,408	—

Total	$12,463,160	$140,206,386	$—

Liabilities
Options Written	$—	$(94,391)	$—

Other Financial Instruments*
Assets
Futures Contracts	$343,862	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	411,689	—
Centrally Cleared Credit Default Swap Agreement	—	14,783	—
OTC Credit Default Swap Agreement	—	51,206	—
Centrally Cleared Interest Rate Swap Agreement	—	2,023	—

Total	$343,862	$479,701	$—

Liabilities
Futures Contracts	$(214,157)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(360,001)	—
Centrally Cleared Interest Rate Swap Agreements	—	(89,357)	—

Total	$(214,157)	$(449,358)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2021 were as follows (unaudited):

Sovereign Bonds	65.6%
Oil & Gas	11.1
Affiliated Mutual Fund	8.1
Electric	3.6
Mining	1.6

Pipelines	1.4%
Engineering & Construction	1.2
Chemicals	1.0
Commercial Services	0.6
Banks	0.6

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    53

Schedule of Investments  (continued)

as of October 31, 2021

Industry Classification (continued):

Diversified Financial Services	0.6%
Real Estate	0.5
Telecommunications	0.4
Transportation	0.4
Building Materials	0.3
Retail	0.3
Iron/Steel	0.3
Media	0.2
Energy-Alternate Sources	0.2
Lodging	0.2
Investment Companies	0.1
Foods	0.1

Auto Manufacturers	0.1%
Gas	0.1
Entertainment	0.1
Options Purchased	0.1
Forest Products & Paper	0.1

98.9
Options Written	(0.1)
Other assets in excess of liabilities	1.2

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$14,783*		—	$—
Credit contracts	Premiums paid for OTC swap agreements	51,272		—	—
Credit contracts	—	—		Unrealized depreciation on OTC swap agreements	66
Foreign exchange contracts	Unaffiliated investments	151,408		Options written outstanding, at value	94,391
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	411,689		Unrealized depreciation on OTC forward foreign currency exchange contracts	360,001
Interest rate contracts	Due from/to broker-variation margin futures	343,862	*	Due from/to broker-variation margin futures	214,157	*

See Notes to Financial Statements.

54

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Due from/to broker-variation margin swaps	$2,023	*	Due from/to broker-variation margin swaps	$89,357	*

		$975,037			$757,972

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$—	$—	$(1,536)
Foreign exchange contracts	(116,910)	401,164	—	988,946	—
Interest rate contracts	—	—	80,069	—	(66,958)

Total	$(116,910)	$401,164	$80,069	$988,946	$(68,494)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$—	$—	$14,717
Foreign exchange contracts	11,317	(551)	—	(84,104)	—
Interest rate contracts	—	—	160,391	—	(78,141)

Total	$11,317	$(551)	$160,391	$(84,104)	$(63,424)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    55

Schedule of Investments  (continued)

as of October 31, 2021

For the year ended October 31, 2021, the Fund’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts—Purchased(3)

$49,864	$6,657,984	$17,559,982	$18,715,922	$28,965,145

Forward Foreign Currency Exchange Contracts - Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)

$33,900,687	$343,948	$3,850,317	$752,000

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Average volume is based on average quarter end balances as noted for the year ended October 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Bank of America, N.A.	$—	$(7,557)	$(7,557)	$—	$(7,557)

Barclays Bank PLC	131,271	(20,844)	110,427	—	110,427

BNP Paribas S.A.	34,154	(10,592)	23,562	—	23,562

Citibank, N.A.	49,206	(61,825)	(12,619)	—	(12,619)

Credit Suisse International	5,498	(36,898)	(31,400)	—	(31,400)

Deutsche Bank AG	—	(1,813)	(1,813)	—	(1,813)

Goldman Sachs International	108,567	(89,348)	19,219	—	19,219

HSBC Bank PLC	97,242	(17,868)	79,374	—	79,374

JPMorgan Chase Bank, N.A.	76,958	(96,218)	(19,260)	—	(19,260)

See Notes to Financial Statements.

56

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Morgan Stanley & Co. International PLC	$79,953	$(76,448)	$3,505	$—	$3,505

Standard Chartered Bank	25,820	(17,104)	8,716	—	8,716

UBS AG	5,700	(17,943)	(12,243)	—	(12,243)

	$614,369	$(454,458)	$159,911	$—	$159,911

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    57

Statement of Assets and Liabilities

as of October 31, 2021

Assets

Investments at value:
Unaffiliated investments (cost $141,605,516)	$140,206,386
Affiliated investments (cost $12,463,160)	12,463,160
Foreign currency, at value (cost $44,796)	44,998
Receivable for Fund shares sold	5,446,631
Dividends and interest receivable	1,854,788
Deposit with broker for centrally cleared/exchange-traded derivatives	700,000
Unrealized appreciation on OTC forward foreign currency exchange contracts	411,689
Due from broker—variation margin futures	62,757
Premiums paid for OTC swap agreements	51,272
Due from broker—variation margin swaps	6,899
Receivable for investments sold	5,334
Prepaid expenses and other assets	17,713

Total Assets	161,271,627

Liabilities

Payable for investments purchased	4,730,407
Payable for Fund shares purchased	1,480,332
Unrealized depreciation on OTC forward foreign currency exchange contracts	360,001
Options written outstanding, at value (premiums received $93,937)	94,391
Accrued expenses and other liabilities	90,248
Management fee payable	65,760
Dividends payable	24,495
Affiliated transfer agent fee payable	1,671
Directors’ fees payable	899
Unrealized depreciation on OTC swap agreements	66
Distribution fee payable	21

Total Liabilities	6,848,291

Net Assets	$154,423,336

Net assets were comprised of:
Common stock, at par	$170
Paid-in capital in excess of par	157,514,218
Total distributable earnings (loss)	(3,091,052)

Net assets, October 31, 2021	$154,423,336

See Notes to Financial Statements.

58

Class A

Net asset value, offering price and redemption price per share, ($58,830 ÷ 6,496 shares of beneficial interest issued and outstanding)	$9.06
Maximum sales charge (3.25% of offering price)	0.30

Maximum offering price to public	$9.36

Class C

Net asset value, offering price and redemption price per share, ($10,735 ÷ 1,186 shares of beneficial interest issued and outstanding)	$9.06

Class Z

Net asset value, offering price and redemption price per share, ($18,068,633 ÷ 1,993,821 shares of beneficial interest issued and outstanding)	$9.06

Class R6

Net asset value, offering price and redemption price per share, ($136,285,138 ÷ 15,046,091 shares of beneficial interest issued and outstanding)	$9.06

Net Asset Values Per Share may not recalculate due to rounding.

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    59

Statement of Operations

Year Ended October 31, 2021

Net Investment Income (Loss)

Income
Interest income (net of $12,298 foreign withholding tax)	$6,518,300
Affiliated dividend income	5,026
Affiliated income from securities lending, net	121

Total income	6,523,447

Expenses
Management fee	868,308
Distribution fee(a)	226
Custodian and accounting fees	78,694
Transfer agent’s fees and expenses (including affiliated expense of $10,113)(a)	55,495
Registration fees(a)	41,138
Audit fee	39,531
Legal fees and expenses	20,732
Shareholders’ reports	19,119
Directors’ fees	11,520
SEC registration fees	4,963
Miscellaneous	21,693

Total expenses	1,161,419
Less: Fee waiver and/or expense reimbursement(a)	(267,237)

Net expenses	894,182

Net investment income (loss)	5,629,265

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $(201))	(404,709)
Futures transactions	80,069
Forward and cross currency contract transactions	988,946
Options written transactions	401,164
Swap agreement transactions	(68,494)
Foreign currency transactions	(151,459)

845,517

Net change in unrealized appreciation (depreciation) on:
Investments	1,845,760
Futures	160,391
Forward and cross currency contracts	(84,104)
Options written	(551)
Swap agreements	(63,424)
Foreign currencies	33,557

1,891,629

Net gain (loss) on investment and foreign currency transactions	2,737,146

Net Increase (Decrease) In Net Assets Resulting From Operations	$8,366,411

See Notes to Financial Statements.

60

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	118	108	—	—
Transfer agent’s fees and expenses	308	43	54,827	317
Registration fees	8,231	8,231	16,346	8,330
Fee waiver and/or expense reimbursement	(8,538)	(8,274)	(82,965)	(167,460)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    61

Statements of Changes in Net Assets

	Year Ended October 31,

	2021	2020

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$5,629,265	$1,898,277
Net realized gain (loss) on investment and foreign currency transactions	845,517	(968,569)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,891,629	(2,644,924)

Net increase (decrease) in net assets resulting from operations	8,366,411	(1,715,216)

Dividends and Distributions
Distributions from distributable earnings
Class A	(2,106)	(875)
Class C	(397)	(450)
Class Z	(1,206,404)	(567,453)
Class R6	(5,228,489)	(1,662,605)

	(6,437,396)	(2,231,383)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	81,696,730	92,242,382
Net asset value of shares issued in reinvestment of dividends and distributions	6,292,008	2,227,284
Cost of shares purchased	(52,285,699)	(6,029,574)

Net increase (decrease) in net assets from Fund share transactions	35,703,039	88,440,092

Total increase (decrease)	37,632,054	84,493,493

Net Assets:

Beginning of year	116,791,282	32,297,789

End of year	$154,423,336	$116,791,282

See Notes to Financial Statements.

62

Financial Highlights

Class A Shares
	Year Ended October 31,			December 12, 2017(a) through October 31, 2018
	2021	2020	2019

Per Share Operating Performance(b):

Net Asset Value, Beginning of Period	$8.86	$9.51	$8.88	$10.00

Income (loss) from investment operations:

Net investment income (loss)	0.36	0.38	0.46	0.38

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.25	(0.56)	0.69	(1.06)

Total from investment operations	0.61	(0.18)	1.15	(0.68)

Less Dividends and Distributions:

Dividends from net investment income	(0.41)	(0.47)	(0.52)	(0.43)

Tax return of capital distributions	-	-	-	(0.01)

Total dividends and distributions	(0.41)	(0.47)	(0.52)	(0.44)

Net asset value, end of period	$9.06	$8.86	$9.51	$8.88

Total Return(c):	6.91%	(1.82)%	13.23%	(6.97)%

Ratios/Supplemental Data:

Net assets, end of period (000)	$59	$28	$13	$9

Average net assets (000)	$47	$18	$12	$10

Ratios to average net assets(d):

Expenses after waivers and/or expense reimbursement	1.05%	1.05%	1.05%	1.05	%(e)

Expenses before waivers and/or expense reimbursement	19.07%	66.11%	115.95%	358.14	%(e)

Net investment income (loss)	3.84%	4.19%	4.95%	4.49	%(e)

Portfolio turnover rate(f)(g)	20%	23%	33%	17%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    63

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,			December 12, 2017(a) through October 31, 2018
	2021	2020	2019

Per Share Operating Performance(b):

Net Asset Value, Beginning of Period	$8.86	$9.51	$8.88	$10.00

Income (loss) from investment operations:

Net investment income (loss)	0.28	0.32	0.39	0.31

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.26	(0.57)	0.69	(1.05)

Total from investment operations	0.54	(0.25)	1.08	(0.74)

Less Dividends and Distributions:

Dividends from net investment income	(0.34)	(0.40)	(0.45)	(0.37)

Tax return of capital distributions	-	-	-	(0.01)

Total dividends and distributions	(0.34)	(0.40)	(0.45)	(0.38)

Net asset value, end of period	$9.06	$8.86	$9.51	$8.88

Total Return(c):	6.11%	(2.55)%	12.40%	(7.58)%

Ratios/Supplemental Data:

Net assets, end of period (000)	$11	$10	$10	$9

Average net assets (000)	$11	$10	$10	$10

Ratios to average net assets(d):

Expenses after waivers and/or expense reimbursement	1.80%	1.80%	1.80%	1.80	%(e)

Expenses before waivers and/or expense reimbursement	78.90%	114.46%	139.02%	359.95	%(e)

Net investment income (loss)	3.08%	3.56%	4.22%	3.73	%(e)

Portfolio turnover rate(f)(g)	20%	23%	33%	17%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

64

Class Z Shares
	Year Ended October 31,			December 12, 2017(a) through October 31, 2018
	2021	2020	2019

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$8.87	$9.51	$8.88	$10.00

Income (loss) from investment operations:

Net investment income (loss)	0.38	0.40	0.48	0.39

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.25	(0.54)	0.69	(1.05)

Total from investment operations	0.63	(0.14)	1.17	(0.66)

Less Dividends and Distributions:

Dividends from net investment income	(0.44)	(0.50)	(0.54)	(0.45)

Tax return of capital distributions	-	-	-	(0.01)

Total dividends and distributions	(0.44)	(0.50)	(0.54)	(0.46)

Net asset value, end of period	$9.06	$8.87	$9.51	$8.88

Total Return(c):	7.11%	(1.43)%	13.51%	(6.79)%

Ratios/Supplemental Data:

Net assets, end of period (000)	$18,069	$18,982	$5,782	$2,234

Average net assets (000)	$25,561	$10,951	$3,498	$766

Ratios to average net assets(d):

Expenses after waivers and/or expense reimbursement	0.75%	0.75%	0.80%	0.80	%(e)

Expenses before waivers and/or expense reimbursement	1.07%	1.53%	2.41%	6.65	%(e)

Net investment income (loss)	4.12%	4.45%	5.12%	4.83	%(e)

Portfolio turnover rate(f)(g)	20%	23%	33%	17%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    65

Financial Highlights (continued)

Class R6 Shares

	Year Ended October 31,			December 12, 2017(a) through October 31, 2018
	2021	2020	2019

Per Share Operating Performance(b):

Net Asset Value, Beginning of Period	$8.86	$9.51	$8.88	$10.00

Income (loss) from investment operations:

Net investment income (loss)	0.39	0.43	0.49	0.40

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.26	(0.57)	0.69	(1.06)

Total from investment operations	0.65	(0.14)	1.18	(0.66)
Less Dividends and Distributions:

Dividends from net investment income	(0.45)	(0.51)	(0.55)	(0.45)

Tax return of capital distributions	-	-	-	(0.01)

Total dividends and distributions	(0.45)	(0.51)	(0.55)	(0.46)

Net asset value, end of period	$9.06	$8.86	$9.51	$8.88

Total Return(c):	7.34%	(1.44)%	13.58%	(6.72)%

Ratios/Supplemental Data:

Net assets, end of period (000)	$136,285	$97,771	$26,493	$23,333

Average net assets (000)	$107,966	$30,037	$25,144	$24,014

Ratios to average net assets(d):

Expenses after waivers and/or expense reimbursement	0.65%	0.66%	0.74%	0.74	%(e)

Expenses before waivers and/or expense reimbursement	0.81%	1.16%	1.49%	1.76	%(e)

Net investment income (loss)	4.24%	4.69%	5.27%	4.82	%(e)

Portfolio turnover rate(f)(g)	20%	23%	33%	17%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

66

Notes to Financial Statements

1.	Organization

Prudential World Fund, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation and currently consists of seven separate funds: PGIM Emerging Markets Debt Hard Currency Fund, PGIM Emerging Markets Debt Local Currency Fund, PGIM Jennison Emerging Markets Equity Opportunities Fund, PGIM Jennison Global Infrastructure Fund, PGIM Jennison Global Opportunities Fund, PGIM Jennison International Opportunities Fund and PGIM QMA International Equity Fund. These financial statements relate only to the PGIM Emerging Markets Debt Hard Currency Fund (the “Fund”). The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is total return, through a combination of current income and capital appreciation.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

PGIM Emerging Markets Debt Hard Currency Fund    67

Notes to Financial Statements (continued)

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

68

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

PGIM Emerging Markets Debt Hard Currency Fund    69

Notes to Financial Statements (continued)

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported Net change in unrealized appreciation (depreciation) on investments and Net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

70

Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in

PGIM Emerging Markets Debt Hard Currency Fund    71

Notes to Financial Statements (continued)

the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a

72

specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements

PGIM Emerging Markets Debt Hard Currency Fund    73

Notes to Financial Statements (continued)

which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to

74

serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

PGIM Emerging Markets Debt Hard Currency Fund    75

Notes to Financial Statements (continued)

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services.

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The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, and PGIM Limited (each a “subadviser” and collectively the “subadvisers”). The Manager pays for the services of the subadvisers.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.65% of the Fund’s average daily net assets up to and including $1 billion; 0.63% from $1 billion to $3 billion of average daily net assets; 0.61% from $3 billion to $5 billion of average daily net assets; 0.60% from $5 billion to $10 billion of average daily net assets; and 0.59% of the average daily net exceeding $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.65% for the year ended October 31, 2021.

The Manager has contractually agreed, through February 28, 2023, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.05% of average daily net assets for Class A shares, 1.80% of average daily net assets for Class C shares, 0.75% of average daily net assets for Class Z shares and 0.65% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

For the year ended October 31, 2021, PIMS has not received any front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2021,

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Notes to Financial Statements (continued)

PIMS did not receive any contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders.

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2021, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2021, were $53,115,474 and $25,425,368, respectively.

A summary of the cost of purchases and proceeds from sales of shares of an affiliated mutual fund for the year ended October 31, 2021, is presented as follows:

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Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund (1)(wa)
$ 3,839,427	$52,977,321	$44,353,588	$—	$—	$12,463,160	12,463,160	$5,026

PGIM Institutional Money Market Fund (1)(b)(wa)
1,047,645	1,026,258	2,073,702	—	(201)	—	—	121	(2)

$ 4,887,072	$54,003,579	$46,427,290	$—	$(201)	$12,463,160		$5,147

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2021, the tax character of dividends paid by the Fund was $6,437,396 of ordinary income. For the year ended October 31, 2020, the tax character of dividends paid by the Fund was $2,231,383 of ordinary income.

As of October 31, 2021, the accumulated undistributed earnings on a tax basis was $1,083,543 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation

$155,588,530	$3,938,835	$(6,792,162)	$(2,853,327)

The difference between GAAP and tax basis were primarily due to deferred losses on wash sales, amortization of bond premium, foreign currency forwards, defaulted securities and other book to tax differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2021 of approximately $1,297,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

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Notes to Financial Statements (continued)

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2021 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 10,225,000,000 shares of common stock, $0.00001 par value per share, 600,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class A	100,000,000
Class C	100,000,000
Class Z	200,000,000
Class R6	200,000,000

As of October 31, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	1,220	18.8%
Class C	1,186	100.0%
Class R6	7,030,566	46.7%

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At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
1	41.9%	2	47.0%

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	3,166	$28,994
Shares issued in reinvestment of dividends and distributions	228	2,106
Shares purchased	(63)	(581)

Net increase (decrease) in shares outstanding	3,331	$30,519

Year ended October 31, 2020:
Shares sold	1,688	$15,061
Shares issued in reinvestment of dividends and distributions	98	875
Shares purchased	(12)	(114)

Net increase (decrease) in shares outstanding	1,774	$15,822

Class C
Year ended October 31, 2021:
Shares issued in reinvestment of dividends and distributions	43	$395

Net increase (decrease) in shares outstanding	43	$395

Year ended October 31, 2020:
Shares issued in reinvestment of dividends and distributions	51	$451

Net increase (decrease) in shares outstanding	51	$451

Class Z
Year ended October 31, 2021:
Shares sold	4,468,483	$41,307,258
Shares issued in reinvestment of dividends and distributions	115,282	1,064,840
Shares purchased	(1,031,335)	(9,474,853)

Net increase (decrease) in shares outstanding before conversion	3,552,430	32,897,245
Shares issued upon conversion from other share class(es)	14,250	132,076
Shares purchased upon conversion into other share class(es)	(3,713,016)	(34,383,477)

Net increase (decrease) in shares outstanding	(146,336)	$(1,354,156)

Year ended October 31, 2020:
Shares sold	2,197,725	$19,583,643
Shares issued in reinvestment of dividends and distributions	63,662	566,499
Shares purchased	(729,035)	(6,023,373)

Net increase (decrease) in shares outstanding	1,532,352	$14,126,769

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Notes to Financial Statements (continued)

Class R6	Shares	Amount
Year ended October 31, 2021:
Shares sold	4,369,851	$40,360,478
Shares issued in reinvestment of dividends and distributions	566,570	5,224,667
Shares purchased	(4,623,318)	(42,810,265)

Net increase (decrease) in shares outstanding before conversion	313,103	2,774,880
Shares issued upon conversion from other share class(es)	3,717,030	34,383,477
Shares purchased upon conversion into other share class(es)	(14,263)	(132,076)

Net increase (decrease) in shares outstanding	4,015,870	$37,026,281

Year ended October 31, 2020:
Shares sold	8,059,230	$72,643,678
Shares issued in reinvestment of dividends and distributions	185,305	1,659,459
Shares purchased	(643)	(6,087)

Net increase (decrease) in shares outstanding	8,243,892	$74,297,050

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021

Total Commitment	$1,200,000,000	$1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended October 31, 2021.

82

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Credit Risk: Credit risk relates to the ability of the issuer of a fixed income instrument or the counterparty to a financial transaction with the Fund to meet interest and principal payments as they come due or to fulfill its obligations to the Fund. The value of the fixed income instruments held by the Fund will be adversely affected by any erosion in the ability of the relevant issuers to make interest and principal payments as they become due. The ratings given to a debt security by certain ratings agencies provide a generally useful guide as to such credit risk. The lower the rating of a debt security held by the Fund, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Increasing the amount of Fund assets invested in lower-rated securities generally will increase the Fund’s income, but also will increase the credit risk to which the Fund is subject. The Fund generally enters into financial transactions with major dealers that are deemed acceptable to the subadviser from a credit perspective.

Currency Risk: The Fund’s assets may be invested in securities that are denominated in non-US currencies or directly in currencies. Such investments are subject to the risk that the value of a particular currency will change in relation to the US dollar or other currencies. The weakening of a country’s currency relative to the US dollar will negatively affect the dollar value of the Fund’s assets. Among the factors that may affect currency values are trade balances, levels of short term interest rates, differences in relative values of similar assets in different currencies, long term opportunities for investment and capital appreciation, central bank policy, and political developments. The Fund may attempt to hedge such risks by selling or buying currencies in the forward market; selling or buying currency futures contracts, options or other securities thereon; borrowing funds denominated in particular currencies; or any combination thereof, depending on the availability of liquidity in the hedging instruments and their relative costs. There can be no assurance that such strategies will be implemented or, if implemented, will be effective. The Fund would incur additional costs from hedging.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected

PGIM Emerging Markets Debt Hard Currency Fund    83

Notes to Financial Statements (continued)

ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States.

84

Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Geographic Concentration Risk: The Fund’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and

PGIM Emerging Markets Debt Hard Currency Fund    85

Notes to Financial Statements (continued)

become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased

86

market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

PGIM Emerging Markets Debt Hard Currency Fund    87

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential World Fund, Inc. and Shareholders of PGIM Emerging Markets Debt Hard Currency Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Emerging Markets Debt Hard Currency Fund (one of the funds constituting Prudential World Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and financial highlights for each of the two years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 16, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

88

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Emerging Markets Debt Hard Currency Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 92

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95

Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 91

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 94

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Emerging Markets Debt Hard Currency Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 94

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 95

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 1993; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

PGIM Emerging Markets Debt Hard Currency Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 1974 Chief Compliance Officer

Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

Since July 2019

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Diana N. Huffman 1982 Assistant Secretary

Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).

Since March 2019

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and Head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.

Since October 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Emerging Markets Debt Hard Currency Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Emerging Markets Debt Hard Currency Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”) and PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM Fixed Income and PGIML. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

[1]	PGIM Emerging Markets Debt Hard Currency Fund is a series of Prudential World Fund, Inc.

PGIM Emerging Markets Debt Hard Currency Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between each of PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, and PGIML, which serve as the Fund’s subadvisers pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

Visit our website at pgim.com/investments

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income and PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent

PGIM Emerging Markets Debt Hard Currency Fund

Approval of Advisory Agreements (continued)

(which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one- and three-year periods ended December 31, 2020. The Board considered that the Fund commenced operations on December 12, 2017 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal period ended October 31, 2020. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Net Performance	1 Year	3 Years	5 Years	10 Years

	3rd Quartile	3rd Quartile	N/A	N/A

Actual Management Fees: 1st Quartile

Net Total Expenses: 1st Quartile

•	The Board noted that the Fund underperformed its benchmark index over the one-year and the three-year period.

•

The Board considered PGIM Investments’ assertion that the Fund’s performance was largely temporary and attributable to 2020. In that regard, the Board noted that when it evaluated the Fund’s performance one year prior (as of December 31, 2019), the Fund had outperformed its benchmark index and had ranked in the first quartile of its peer group over the one-year period. The Board also considered the Fund’s improved performance, noting that the Fund outperformed its benchmark index and peer group for the one-year period ended March 31, 2021.

•	The Board noted that the Fund does not yet have a five-year performance record and that, therefore, the subadviser should have more time to develop that record.

•

The Board and PGIM Investments agreed to retain the existing contractual expense cap that (exclusive of certain fees and expenses) caps total annual operating expenses at 1.05% for Class A shares, 1.80% for Class C shares, 0.75% for Class Z shares and 0.65% for Class R6 shares through February 28, 2022.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Emerging Markets Debt Hard Currency Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street	(800) 225-1852	pgim.com/investments

Newark, NJ 07102

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS

Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Jonathan Corbett, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Emerging Markets Debt Hard Currency Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM EMERGING MARKETS DEBT HARD CURRENCY FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PDHAX	PDHCX	PDHVX	PDHQX

CUSIP	743969479	743969461	743969446	743969453

MF239E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended October 31, 2021 and October 31, 2020, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $244,900 and $244,900 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended October 31, 2021 and October 31, 2020, PwC did not bill the Registrant for audit-related services.

For the fiscal year ended October 31, 2020, fees of $11,860 were billed to the Registrant for services rendered by KPMG LLP (the Registrant’s prior principal accountant) in connection with the auditor transition.

(c) Tax Fees

For the fiscal years ended October 31, 2021 and October 31, 2020: none.

(d) All Other Fees

For the fiscal years ended October 31, 2021 and October 31, 2020: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended October 31, 2021 and October 31, 2020, 100% of the services referred to in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2021 and October 31, 2020 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential World Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	December 17, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 17, 2021

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	December 17, 2021